UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21497

AB CORPORATE SHARES

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Stephen M. Woetzel

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: April 30, 2024

Date of reporting period: October 31, 2023

ITEM 1. REPORTS TO STOCKHOLDERS.

OCT    10.31.23

SEMI-ANNUAL REPORT

AB CORPORATE INCOME SHARES

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We’re pleased to provide this report for AB Corporate Income Shares (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

At AB, we’re striving to help our clients achieve better outcomes by:

+	Fostering diverse perspectives that give us a distinctive approach to navigating global capital markets

+	Applying differentiated investment insights through a connected global research network

+	Embracing innovation to design better ways to invest and leading-edge mutual-fund solutions

Whether you’re an individual investor or a multibillion-dollar institution, we’re putting our knowledge and experience to work for you every day.

For more information about AB’s comprehensive range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in AB mutual funds—and for placing your trust in our firm.

Sincerely,

Onur Erzan

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB CORPORATE INCOME SHARES | 1

SEMI-ANNUAL REPORT

December 19, 2023

This report provides management’s discussion of fund performance for AB Corporate Income Shares for the semi-annual reporting period ended October 31, 2023. Please note, shares of this Fund are available only to separately managed accounts or participants in “wrap fee” programs or other investment programs approved by the Adviser.

The Fund’s investment objective is to earn high current income.

NAV RETURNS AS OF OCTOBER 31, 2023 (unaudited)

	6 Months	12 Months

AB CORPORATE INCOME SHARES	-5.50%	3.39%

Bloomberg US Credit Bond Index	-5.77%	2.69%

INVESTMENT RESULTS

The table above shows the Fund’s performance compared with its benchmark, the Bloomberg US Credit Bond Index, for the six- and 12-month periods ended October 31, 2023.

During both periods, the Fund outperformed the benchmark. Over the six-month period, security selection was the largest contributor, relative to the benchmark, primarily from gains in banking, energy, electric, technology and consumer noncyclical. Industry allocation also contributed, as lack of exposure to supranationals and overweights to media, energy and technology exceeded a loss from exposure to investment-grade credit default swaps. Yield-curve positioning detracted, mostly due to losses from overweights to the three- to five-year and six- to 10-year parts of the curve. An underweight to maturities 10 years and longer detracted more than gains from an underweight to the less-than-one-year to two-year parts of the curve.

Over the 12-month period, security selection contributed the most. Gains from selection in banking, technology, energy and electric added more to performance than losses from selection in real estate investment trusts, basic industry and capital goods. Industry allocation also contributed as a result of gains from lack of exposure to supranationals, provincial bonds and agency government guaranteed bonds. Overweights to basic industry, media, energy and technology contributed more than losses from lack of exposure to sovereign government guaranteed bonds. Yield-curve positioning detracted from performance, primarily from overweights to the three- to four-year and six- to seven-year parts of the curve and an underweight to the seven- to 10-year parts of the curve that were partially offset by gains from overweights to the less-than-one-year and four- to five-year parts of the curve.

2 | AB CORPORATE INCOME SHARES	abfunds.com

During both periods, the Fund used derivatives in the form of futures and credit default swaps for hedging purposes; futures detracted from absolute returns for both periods, while credit default swaps detracted for the six-month period and had no material impact on returns for the 12-month period. During the 12-month period, interest rate swaps were utilized for hedging purposes and added.

MARKET REVIEW AND INVESTMENT STRATEGY

During the six-month period ended October 2023, fixed-income government bond market yields were volatile as investors adjusted their expectations for inflation and economic growth. US Treasury yields led global developed-market yields higher over the period, supported by strong US economic growth in the third calendar quarter, and as the Fed convinced investors that interest rates would stay higher for longer to slow growth. Most developed-market central banks appeared to reach peak interest rates as inflation continued to cool. Government bond returns were negative across all major developed countries, with the largest losses in the US, UK and Canada, while government bonds fell the least in the eurozone as economic growth slowed considerably. Although developed-market investment-grade corporate bonds trailed government bonds, investment-grade corporates in the US outperformed US Treasuries with a smaller loss, while eurozone investment-grade corporates had positive returns and outperformed the negative return of eurozone treasuries. High-yield corporate bonds had positive returns overall and outperformed treasuries in the US and eurozone by a wide margin. Hard-currency emerging-market sovereign bonds outperformed developed-market treasuries. Emerging-market investment-grade and high-yield corporates outperformed respective developed-market returns. Emerging-market local-currency debt trailed other risk sectors as the US dollar gained on almost all currencies.

The Fund’s Senior Investment Management Team (the “Team”) continues to seek attractively priced securities through top-down and bottom-up research, while mitigating overall risk. The Team invests primarily in single-sector, investment-grade issues of global corporates.

INVESTMENT POLICIES

The Fund invests, under normal circumstances, at least 80% of its net assets in US corporate bonds. The Fund may also invest in US government securities (other than US government securities that are mortgage-backed or asset-backed securities), repurchase agreements and forward contracts relating to US government securities. The Fund normally invests all of its assets in securities that are rated, at the time of purchase, at least BBB-or the equivalent by any nationally recognized statistical rating organization. The Fund will not invest

(continued on next page)

abfunds.com	AB CORPORATE INCOME SHARES | 3

in unrated corporate debt securities. The Fund has the flexibility to invest in long-and short-term fixed-income securities. In making decisions about whether to buy or sell securities, the Adviser will consider, among other things, the strength of certain sectors of the fixed-income market relative to others, interest rates and other general market conditions and the credit quality of individual issuers.

The Fund also may: invest in convertible debt securities; invest up to 10% of its assets in inflation-indexed securities; invest up to 5% of its net assets in preferred stock; purchase and sell interest rate futures contracts and options; enter into swap transactions; invest in zero-coupon securities and “payment-in-kind” debentures; make secured loans of portfolio securities; and invest in US dollar-denominated fixed-income securities issued by non-US companies.

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DISCLOSURES AND RISKS

Benchmark Disclosure

The Bloomberg US Credit Bond Index is unmanaged and does not reflect fees and expenses associated with the active management of a fund. The Bloomberg US Credit Bond Index represents the performance of the US credit securities within the US fixed-income market. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and any accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Interest-Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations. The Fund may be subject to a greater risk of rising interest rates than would normally be the case due to the end of a recent period of historically low rates and the effect of potential central bank monetary policy, and government fiscal policy, initiatives and resulting market reactions to those initiatives.

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of

abfunds.com	AB CORPORATE INCOME SHARES | 5

DISCLOSURES AND RISKS (continued)

money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying asset, which could cause the Fund to suffer a potentially unlimited loss. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (800) 227 4618. The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Performance assumes reinvestment of distributions and does not account for taxes.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus and/or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

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HISTORICAL PERFORMANCE

AVERAGE ANNUAL RETURNS AS OF OCTOBER 31, 2023 (unaudited)

NAV Returns

1 Year	3.39%

5 Years	1.43%

10 Years	2.26%

AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

SEPTEMBER 30, 2023 (unaudited)

NAV Returns

1 Year	3.96%

5 Years	1.49%

10 Years	2.62%

The prospectus fee table shows the fees and the total operating expenses of the Fund as 0.00% because the Adviser does not charge any fees or expenses and reimburses Fund operating expenses, except certain extraordinary expenses, taxes, brokerage costs and the interest on borrowings or certain leveraged transactions. Participants in a wrap fee program or other investment program eligible to invest in the Fund pay fees to the program sponsor and should review the program brochure or other literature provided by the sponsor for a discussion of fees and expenses charged.

abfunds.com	AB CORPORATE INCOME SHARES | 7

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you may incur various ongoing non-operating and extraordinary costs. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2023	Ending Account Value October 31, 2023	Expenses Paid During Period*			Annualized Expense Ratio*
Actual	$1,000	$945.00	$	– 0	–	0.00%
Hypothetical**	$1,000	$1,025.14	$	– 0	–	0.00%

*

Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The Fund’s operating expenses are borne by the Adviser or its affiliates.

**	Assumes 5% annual return before expenses.

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PORTFOLIO SUMMARY

October 31, 2023 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $210.6

1

The Fund’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

abfunds.com	AB CORPORATE INCOME SHARES | 9

PORTFOLIO OF INVESTMENTS

October 31, 2023 (unaudited)

	Principal Amount (000)	U.S. $ Value

CORPORATES - INVESTMENT GRADE – 95.7%
Industrial – 65.3%
Basic – 3.9%
Anglo American Capital PLC 2.625%, 09/10/2030(a)	$542	$423,416
3.875%, 03/16/2029(a)	221	194,840
AngloGold Ashanti Holdings PLC 3.375%, 11/01/2028	1,588	1,313,181
BHP Billiton Finance USA Ltd. 5.25%, 09/08/2026	887	879,079
Celanese US Holdings LLC 6.55%, 11/15/2030	328	315,162
Celulosa Arauco y Constitucion SA 4.25%, 04/30/2029(a)	246	213,021
CF Industries, Inc. 5.15%, 03/15/2034	1,555	1,380,109
EIDP, Inc. 1.70%, 07/15/2025	433	402,846
Freeport Indonesia PT 4.763%, 04/14/2027(a)	240	227,357
5.315%, 04/14/2032(a)	240	213,182
Georgia-Pacific LLC 3.60%, 03/01/2025(a)	386	374,825
Glencore Funding LLC 4.00%, 03/27/2027(a)	867	809,102
5.70%, 05/08/2033(a)	633	586,829
6.50%, 10/06/2033(a)	750	733,523
Inversiones CMPC SA 3.85%, 01/13/2030(a)	210	178,526

		8,244,998

Capital Goods – 4.3%
Boeing Co. (The) 2.196%, 02/04/2026	1,521	1,397,769
4.875%, 05/01/2025	1,417	1,392,188
Caterpillar Financial Services Corp. 0.80%, 11/13/2025	539	490,862
1.45%, 05/15/2025	484	455,502
4.90%, 01/17/2025	595	591,496
5.15%, 08/11/2025	894	888,842
5.40%, 03/10/2025	297	297,401
CNH Industrial Capital LLC 3.95%, 05/23/2025	177	171,594
John Deere Capital Corp. 4.70%, 06/10/2030	363	341,841
4.95%, 07/14/2028	359	350,258

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Regal Rexnord Corp. 6.05%, 04/15/2028(a)	$1,412	$1,351,439
6.30%, 02/15/2030(a)	82	77,386
6.40%, 04/15/2033(a)	765	702,790
Westinghouse Air Brake Technologies Corp. 4.15%, 03/15/2024(b)	602	596,835

		9,106,203

Communications - Media – 4.0%
Charter Communications Operating LLC/Charter Communications Operating Capital 5.125%, 07/01/2049	299	206,818
5.375%, 05/01/2047	519	374,718
6.384%, 10/23/2035	765	691,797
6.484%, 10/23/2045	936	789,488
Cox Communications, Inc. 5.70%, 06/15/2033(a)	254	239,189
Discovery Communications LLC 5.30%, 05/15/2049	82	59,123
FactSet Research Systems, Inc. 2.90%, 03/01/2027	515	465,421
Fox Corp. 5.476%, 01/25/2039	1,523	1,259,750
5.576%, 01/25/2049	155	122,146
Interpublic Group of Cos., Inc. (The) 5.375%, 06/15/2033	430	394,719
Paramount Global 4.20%, 05/19/2032	663	511,650
5.85%, 09/01/2043	585	422,756
5.90%, 10/15/2040	310	229,279
6.875%, 04/30/2036	397	341,368
Prosus NV 3.257%, 01/19/2027(a)	237	209,200
3.68%, 01/21/2030(a)	210	166,425
Tencent Holdings Ltd. 2.39%, 06/03/2030(a)	397	313,575
Thomson Reuters Corp. 5.65%, 11/23/2043	220	187,244
Time Warner Cable LLC 6.55%, 05/01/2037	360	316,343
Warnermedia Holdings, Inc. 5.05%, 03/15/2042	1,378	1,019,072

		8,320,081

Communications - Telecommunications – 1.6%
AT&T, Inc. 4.50%, 05/15/2035	162	134,933
6.55%, 01/15/2028	100	100,623

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

T-Mobile USA, Inc. 3.50%, 04/15/2025	$476	$459,892
3.875%, 04/15/2030	305	265,472
5.05%, 07/15/2033	1,120	1,011,875
5.75%, 01/15/2034	498	472,294
Verizon Communications, Inc. 4.50%, 08/10/2033	979	848,372

		3,293,461

Consumer Cyclical - Automotive – 2.9%
Ford Motor Credit Co. LLC 3.81%, 01/09/2024	395	393,029
General Motors Co. 5.15%, 04/01/2038	52	41,823
General Motors Financial Co., Inc. 2.35%, 01/08/2031	62	46,132
2.70%, 06/10/2031	719	541,127
3.10%, 01/12/2032	643	488,892
3.60%, 06/21/2030	753	620,743
5.80%, 06/23/2028	54	52,306
5.85%, 04/06/2030	316	298,690
6.05%, 10/10/2025	303	301,833
6.40%, 01/09/2033	68	65,122
Harley-Davidson Financial Services, Inc. 3.05%, 02/14/2027(a)	831	734,014
6.50%, 03/10/2028(a)	313	305,860
Hyundai Capital America 5.65%, 06/26/2026	1,125	1,109,295
5.80%, 06/26/2025(a)	912	906,729
5.875%, 04/07/2025(a)	97	96,624

		6,002,219

Consumer Cyclical - Entertainment – 1.2%
Hasbro, Inc. 3.55%, 11/19/2026	486	447,057
3.90%, 11/19/2029	1,589	1,362,853
5.10%, 05/15/2044	355	273,890
Mattel, Inc. 3.375%, 04/01/2026(a)	588	544,317

		2,628,117

Consumer Cyclical - Other – 1.5%
Las Vegas Sands Corp. 2.90%, 06/25/2025	685	646,633
3.90%, 08/08/2029	390	337,081
Marriott International, Inc./MD Series GG 3.50%, 10/15/2032	1,705	1,352,525

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Series R 3.125%, 06/15/2026	$482	$449,851
MDC Holdings, Inc. 6.00%, 01/15/2043	450	354,344

		3,140,434

Consumer Cyclical - Restaurants – 1.4%
McDonald’s Corp. 3.70%, 01/30/2026	1,450	1,394,204
4.70%, 12/09/2035	670	588,193
6.30%, 10/15/2037	766	773,545
Starbucks Corp. 4.75%, 02/15/2026	238	233,764

		2,989,706

Consumer Cyclical - Retailers – 0.6%
AutoNation, Inc. 3.85%, 03/01/2032	515	403,791
AutoZone, Inc. 6.55%, 11/01/2033	509	510,394
Ross Stores, Inc. 4.70%, 04/15/2027	160	153,221
4.80%, 04/15/2030	115	104,702
5.45%, 04/15/2050	175	144,261

		1,316,369

Consumer Non-Cyclical – 19.2%
AbbVie, Inc. 2.95%, 11/21/2026	1,495	1,384,191
3.20%, 05/14/2026	474	446,792
3.60%, 05/14/2025	252	243,770
4.30%, 05/14/2036	1,597	1,354,272
Altria Group, Inc. 2.35%, 05/06/2025	1,480	1,401,501
2.45%, 02/04/2032	938	684,365
3.40%, 05/06/2030	180	150,302
3.40%, 02/04/2041	462	282,799
5.95%, 02/14/2049	132	111,927
Amgen, Inc. 6.40%, 02/01/2039	250	247,160
Archer-Daniels-Midland Co. 2.50%, 08/11/2026	480	445,099
4.50%, 08/15/2033	522	470,191
BAT Capital Corp. 2.259%, 03/25/2028	307	257,877
4.39%, 08/15/2037	323	234,656
6.421%, 08/02/2033	414	390,145
BAT International Finance PLC 4.448%, 03/16/2028	395	363,756

abfunds.com	AB CORPORATE INCOME SHARES | 13

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Baxalta, Inc. 4.00%, 06/23/2025	$765	$742,410
Becton Dickinson & Co. 3.70%, 06/06/2027	1,007	937,557
Bristol-Myers Squibb Co. 4.25%, 10/26/2049	558	415,431
6.40%, 11/15/2063	1,061	1,054,528
Bunge Ltd. Finance Corp. 1.63%, 08/17/2025	493	456,567
2.75%, 05/14/2031	1,740	1,377,836
Cargill, Inc. 3.625%, 04/22/2027(a)	560	526,434
4.375%, 04/22/2052(a)	350	267,418
4.50%, 06/24/2026(a)	75	73,100
4.875%, 10/10/2025(a)	453	448,289
5.125%, 10/11/2032(a)	166	156,470
Cigna Group (The) 7.875%, 05/15/2027	53	56,788
CommonSpirit Health 4.35%, 11/01/2042	44	33,728
Conagra Brands, Inc. 4.60%, 11/01/2025	1,432	1,390,472
Gilead Sciences, Inc.
3.65%, 03/01/2026	781	745,527
5.25%, 10/15/2033	1,101	1,042,933
HCA, Inc. 5.25%, 04/15/2025	67	66,065
5.25%, 06/15/2026	571	557,387
5.375%, 02/01/2025	631	624,330
5.50%, 06/15/2047	1,257	1,011,118
JBS USA LUX SA/JBS USA Food Co./JBS Luxembourg SARL 6.75%, 03/15/2034(a)	470	439,708
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc. 5.75%, 04/01/2033	1,423	1,251,457
Johnson & Johnson 5.85%, 07/15/2038	240	244,742
Kraft Heinz Foods Co. 6.875%, 01/26/2039	1,338	1,351,688
7.125%, 08/01/2039(a)	240	245,009
McKesson Corp. 1.30%, 08/15/2026	926	821,149
4.90%, 07/15/2028	278	269,718
Mondelez International Holdings Netherlands BV 0.75%, 09/24/2024(a)	483	461,115

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Ochsner LSU Health System of North Louisiana Series 2021 2.51%, 05/15/2031	$264	$165,792
Pfizer Investment Enterprises Pte Ltd. 4.45%, 05/19/2026	415	405,082
Philip Morris International, Inc. 4.875%, 02/13/2026	1,392	1,366,819
5.00%, 11/17/2025	375	370,463
5.375%, 02/15/2033	1,068	986,586
5.625%, 11/17/2029	69	67,524
6.375%, 05/16/2038	126	124,821
Pilgrim’s Pride Corp. 3.50%, 03/01/2032	1,509	1,149,451
6.25%, 07/01/2033	1,104	1,016,817
Reynolds American, Inc. 5.70%, 08/15/2035	1,482	1,270,696
Royalty Pharma PLC 1.20%, 09/02/2025	1,293	1,179,358
Shire Acquisitions Investments Ireland DAC 3.20%, 09/23/2026	1,246	1,159,964
Smithfield Foods, Inc. 2.625%, 09/13/2031(a)	738	523,899
3.00%, 10/15/2030(a)	471	357,183
Sutter Health 5.164%, 08/15/2033	158	147,555
Tyson Foods, Inc. 4.00%, 03/01/2026	1,448	1,388,270
Wyeth LLC 5.95%, 04/01/2037	1,327	1,306,922
Zimmer Biomet Holdings, Inc. 1.45%, 11/22/2024	803	764,970
3.55%, 04/01/2025	1,179	1,139,044

		40,428,993

Energy – 9.4%
Apache Corp. 5.10%, 09/01/2040	1,713	1,332,491
BP Capital Markets America, Inc. 4.812%, 02/13/2033	1,507	1,377,262
4.893%, 09/11/2033	1,502	1,375,607
Cheniere Energy Partners LP 5.95%, 06/30/2033(a)	363	339,645
Columbia Pipelines Operating Co., LLC 6.497%, 08/15/2043(a)	786	731,915
ConocoPhillips Co. 5.05%, 09/15/2033	1,463	1,363,487
5.55%, 03/15/2054	893	799,512

abfunds.com	AB CORPORATE INCOME SHARES | 15

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Continental Resources, Inc./OK 2.875%, 04/01/2032(a)	$384	$284,133
4.375%, 01/15/2028	484	445,904
4.90%, 06/01/2044	840	593,981
5.75%, 01/15/2031(a)	154	142,867
Devon Energy Corp. 5.60%, 07/15/2041	1,575	1,337,128
Diamondback Energy, Inc. 6.25%, 03/15/2033	1,374	1,355,973
Ecopetrol SA 5.875%, 05/28/2045	25	16,180
EQT Corp. 3.125%, 05/15/2026(a)	492	455,321
6.125%, 02/01/2025(b)	251	250,250
Flex Intermediate Holdco LLC 3.363%, 06/30/2031(a)	215	162,243
4.317%, 12/30/2039(a)	215	139,576
Marathon Oil Corp. 4.40%, 07/15/2027	1,112	1,041,677
6.60%, 10/01/2037	1,211	1,156,166
Marathon Petroleum Corp. 6.50%, 03/01/2041	260	246,646
ONEOK, Inc. 6.05%, 09/01/2033	490	469,871
6.10%, 11/15/2032	127	122,465
Ovintiv, Inc. 5.65%, 05/15/2028	170	165,121
6.25%, 07/15/2033	245	232,537
Pioneer Natural Resources Co. 2.15%, 01/15/2031	560	440,194
5.10%, 03/29/2026	269	266,022
Suncor Energy, Inc. 6.50%, 06/15/2038	305	293,090
6.85%, 06/01/2039	181	176,629
Var Energi ASA 7.50%, 01/15/2028(a)	717	730,824
8.00%, 11/15/2032(a)	1,300	1,337,219
Western Midstream Operating LP 3.95%, 06/01/2025	473	454,974
5.45%, 04/01/2044	149	114,408

		19,751,318

Other Industrial – 0.3%
LKQ Corp. 5.75%, 06/15/2028	387	375,235
6.25%, 06/15/2033	342	319,955

		695,190

16 | AB CORPORATE INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Services – 3.2%
Alibaba Group Holding Ltd. 2.125%, 02/09/2031	$400	$306,632
2.70%, 02/09/2041	300	172,224
Amazon.com, Inc. 3.25%, 05/12/2061	695	415,777
Block Financial LLC 2.50%, 07/15/2028	430	362,696
Booking Holdings, Inc. 3.60%, 06/01/2026	1,177	1,120,610
4.625%, 04/13/2030	1,164	1,084,476
GTCR W-2 Merger Sub LLC 7.50%, 01/15/2031(a)	443	436,847
Mastercard, Inc. 3.35%, 03/26/2030	1,569	1,379,637
4.875%, 03/09/2028	595	585,194
S&P Global, Inc. 2.90%, 03/01/2032	226	181,297
4.25%, 05/01/2029	90	83,760
4.75%, 08/01/2028	20	19,314
5.25%, 09/15/2033(a)	634	599,162

		6,747,626

Technology – 7.3%
Analog Devices, Inc. 2.95%, 04/01/2025	36	34,676
Apple, Inc. 2.45%, 08/04/2026	782	726,314
4.10%, 08/08/2062	909	665,933
Broadcom, Inc. 3.137%, 11/15/2035(a)	466	328,525
3.187%, 11/15/2036(a)	573	396,636
4.926%, 05/15/2037(a)	1,542	1,281,680
CDW LLC/CDW Finance Corp. 2.67%, 12/01/2026	1,280	1,146,867
Cisco Systems, Inc. 5.90%, 02/15/2039	370	368,113
Entegris Escrow Corp. 4.75%, 04/15/2029(a)	395	354,892
Fiserv, Inc. 5.625%, 08/21/2033	559	524,074
Infor, Inc. 1.75%, 07/15/2025(a)	95	87,473
Intuit, Inc. 5.50%, 09/15/2053	884	802,884
Jabil, Inc.
3.00%, 01/15/2031	540	427,469
3.95%, 01/12/2028	584	532,082

abfunds.com	AB CORPORATE INCOME SHARES | 17

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Kyndryl Holdings, Inc. 2.05%, 10/15/2026	$1,080	$940,928
Lam Research Corp. 3.75%, 03/15/2026	142	136,255
Micron Technology, Inc. 5.875%, 02/09/2033	310	288,111
NXP BV/NXP Funding LLC 5.55%, 12/01/2028	1,124	1,086,605
NXP BV/NXP Funding LLC/NXP USA, Inc. 2.70%, 05/01/2025	24	22,823
Oracle Corp. 2.50%, 04/01/2025	259	247,109
3.85%, 07/15/2036	1,684	1,282,501
5.375%, 07/15/2040	143	121,653
6.125%, 07/08/2039	254	236,974
SK Hynix, Inc. 2.375%, 01/19/2031(a)	390	287,137
Skyworks Solutions, Inc. 3.00%, 06/01/2031	259	198,485
Tyco Electronics Group SA 4.50%, 02/13/2026	456	445,179
VMware, Inc. 1.40%, 08/15/2026	1,584	1,395,045
2.20%, 08/15/2031	1,304	963,982

		15,330,405

Transportation - Airlines – 2.1%
Delta Air Lines, Inc./SkyMiles IP Ltd. 4.50%, 10/20/2025(a)	1,255	1,218,828
4.75%, 10/20/2028(a)	812	762,957
Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd. 6.50%, 06/20/2027(a)	1,316	1,300,524
Southwest Airlines Co. 5.125%, 06/15/2027	1,195	1,153,498

		4,435,807

Transportation - Railroads – 0.6%
Burlington Northern Santa Fe LLC 5.20%, 04/15/2054	479	413,703
Norfolk Southern Corp. 5.05%, 08/01/2030	791	747,740

		1,161,443

Transportation - Services – 1.8%
AP Moller - Maersk A/S 5.875%, 09/14/2033	90	85,077
ENA Master Trust 4.00%, 05/19/2048(a)	370	253,113

18 | AB CORPORATE INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

ERAC USA Finance LLC 3.85%, 11/15/2024(a)	$711	$695,692
4.60%, 05/01/2028(a)	212	201,807
4.90%, 05/01/2033(a)	330	300,066
5.40%, 05/01/2053(a)	367	316,758
7.00%, 10/15/2037(a)	514	534,282
Penske Truck Leasing Co. LP/PTL Finance Corp. 3.90%, 02/01/2024(a)	300	298,218
4.20%, 04/01/2027(a)	117	108,652
TTX Co. 5.50%, 09/25/2026(a)	1,105	1,096,171

		3,889,836

		137,482,206

Financial Institutions – 26.9%
Banking – 19.9%
ABN AMRO Bank NV 3.324%, 03/13/2037(a)	600	432,108
AIB Group PLC 4.263%, 04/10/2025(a)	209	206,312
7.583%, 10/14/2026(a)	249	252,185
Ally Financial, Inc. 6.992%, 06/13/2029	430	410,835
8.00%, 11/01/2031	835	815,352
American Express Co. 4.99%, 05/01/2026	1,419	1,391,741
5.389%, 07/28/2027	727	712,147
Banco Bilbao Vizcaya Argentaria SA 5.862%, 09/14/2026	1,400	1,379,112
Banco de Credito del Peru S.A. 3.125%, 07/01/2030(a)	274	250,368
Banco Santander SA 1.722%, 09/14/2027	600	520,434
2.749%, 12/03/2030	600	438,588
6.527%, 11/07/2027	400	399,960
6.921%, 08/08/2033	1,000	929,700
Bank of America Corp. 2.015%, 02/13/2026	1,474	1,389,849
3.366%, 01/23/2026	222	213,322
3.384%, 04/02/2026	390	373,569
3.846%, 03/08/2037	510	403,655
Series U 8.806% (SOFR + 3.40%), 12/01/2023(c)(d)	405	405,332
Bank of New York Mellon Corp. (The) Series D 8.12% (SOFR + 2.72%), 12/20/2023(c)(d)	462	443,529

abfunds.com	AB CORPORATE INCOME SHARES | 19

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Barclays PLC 5.088%, 06/20/2030	$490	$424,590
6.692%, 09/13/2034	366	346,199
7.119%, 06/27/2034	1,275	1,186,694
BBVA Bancomer SA/Texas 5.875%, 09/13/2034(a)	330	285,450
BNP Paribas SA 1.904%, 09/30/2028(a)	531	444,537
2.591%, 01/20/2028(a)	450	398,246
8.50%, 08/14/2028(a)(d)	335	321,218
CaixaBank SA 6.84%, 09/13/2034(a)	390	368,453
Capital One Financial Corp. 6.312%, 06/08/2029	315	301,439
7.624%, 10/30/2031	343	342,928
Citigroup, Inc. 2.014%, 01/25/2026	1,463	1,381,277
3.875%, 02/18/2026(d)	344	287,997
7.625%, 11/15/2028(d)	218	210,298
Series W 4.00%, 12/10/2025(d)	368	315,295
Credit Agricole SA 6.316%, 10/03/2029(a)	326	320,592
Danske Bank A/S 6.466%, 01/09/2026(a)	350	348,488
Deutsche Bank AG/New York NY 2.311%, 11/16/2027	910	786,413
6.119%, 07/14/2026	173	170,287
7.079%, 02/10/2034	1,098	965,625
Discover Bank 5.974%, 08/09/2028	385	348,044
Goldman Sachs Group, Inc. (The) 1.542%, 09/10/2027	881	765,985
1.948%, 10/21/2027	340	298,160
Series P 8.501% (SOFR + 3.14%), 12/01/2023(c)(d)	459	457,141
Series W 7.50%, 02/10/2029(d)	188	184,118
HSBC Holdings PLC 4.762%, 03/29/2033	242	200,119
8.113%, 11/03/2033	259	268,277
Intesa Sanpaolo SpA 6.625%, 06/20/2033(a)	368	336,978
Series XR 4.00%, 09/23/2029(a)	519	433,183
JPMorgan Chase & Co. 6.07%, 10/22/2027	648	647,158

20 | AB CORPORATE INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Series Q 8.889% (SOFR + 3.51%), 02/01/2024(c)(d)	$183	$183,849
Series R 8.939% (SOFR + 3.56%), 02/01/2024(c)(d)	226	227,216
KeyCorp 2.25%, 04/06/2027	1,279	1,060,368
Lloyds Banking Group PLC 7.50%, 09/27/2025(d)	287	266,273
7.953%, 11/15/2033	516	523,038
M&T Bank Corp. 3.50%, 09/01/2026(d)	264	176,120
7.413%, 10/30/2029	1,057	1,059,917
Mitsubishi UFJ Financial Group, Inc. 1.64%, 10/13/2027	828	726,396
Mizuho Financial Group, Inc. 5.667%, 05/27/2029	375	364,706
5.739%, 05/27/2031	375	357,120
Morgan Stanley 6.627%, 11/01/2034	424	424,242
National Australia Bank Ltd. 3.347%, 01/12/2037(a)	665	493,596
Nationwide Building Society 2.972%, 02/16/2028(a)	404	359,148
6.557%, 10/18/2027(a)	740	738,498
PNC Financial Services Group, Inc. (The) 4.626%, 06/06/2033	245	204,244
6.875%, 10/20/2034	391	390,765
Series O 9.312% (SOFR + 3.94%), 11/01/2023(c)(d)	358	358,000
Santander Holdings USA, Inc. 2.49%, 01/06/2028	662	570,075
6.499%, 03/09/2029	325	314,321
6.565%, 06/12/2029	428	412,904
Santander UK Group Holdings PLC 6.534%, 01/10/2029	970	948,835
Standard Chartered PLC 1.456%, 01/14/2027(a)	345	307,557
3.971%, 03/30/2026(a)	245	235,675
6.187%, 07/06/2027(a)	369	364,413
Sumitomo Mitsui Trust Bank Ltd. 5.65%, 09/14/2026	665	659,973
Svenska Handelsbanken AB 4.375%, 03/01/2027(a)(d)	400	343,436
Swedbank AB Series NC5 5.625%, 09/17/2024(a)(d)	400	385,732

abfunds.com	AB CORPORATE INCOME SHARES | 21

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Synchrony Bank 5.625%, 08/23/2027	$250	$228,868
Toronto-Dominion Bank (The) 3.625%, 09/15/2031	485	445,584
UBS Group AG 1.364%, 01/30/2027(a)	528	468,563
4.55%, 04/17/2026	790	754,916
4.703%, 08/05/2027(a)	335	318,967
6.373%, 07/15/2026(a)	738	733,343
US Bancorp 6.787%, 10/26/2027	424	426,938
Wells Fargo & Co. 7.625%, 09/15/2028(d)	191	191,844
Series BB 3.90%, 03/15/2026(d)	647	561,577
Western Union Co. (The) 2.75%, 03/15/2031	490	372,356
Westpac Banking Corp. 4.11%, 07/24/2034	475	403,912

		41,876,572

Brokerage – 0.4%
Charles Schwab Corp. (The) Series G 5.375%, 06/01/2025(d)	477	455,077
Series I 4.00%, 06/01/2026(d)	595	472,746

		927,823

Finance – 1.9%
Air Lease Corp. 2.30%, 02/01/2025	783	743,271
3.375%, 07/01/2025	1,447	1,373,304
Aviation Capital Group LLC 1.95%, 09/20/2026(a)	391	339,857
3.50%, 11/01/2027(a)	116	101,833
4.375%, 01/30/2024(a)	220	218,530
6.375%, 07/15/2030(a)	197	186,624
Synchrony Financial 2.875%, 10/28/2031	368	249,854
3.95%, 12/01/2027	558	478,295
4.875%, 06/13/2025	267	253,052
5.15%, 03/19/2029	57	49,212

		3,993,832

Insurance – 1.6%
ACE Capital Trust II 9.70%, 04/01/2030	345	395,439

22 | AB CORPORATE INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Allstate Corp. (The) Series B 8.564% (SOFR + 3.20%), 08/15/2053(c)	$712	$701,455
Hartford Financial Services Group, Inc. (The) Series ICON 7.751% (SOFR + 2.39%), 02/12/2047(a)(c)	535	458,318
MetLife Capital Trust IV 7.875%, 12/15/2037(a)	150	152,768
MetLife, Inc. Series D 5.875%, 03/15/2028(d)	170	150,698
Nationwide Mutual Insurance Co. 9.375%, 08/15/2039(a)	120	140,660
Peachtree Corners Funding Trust 3.976%, 02/15/2025(a)	110	106,499
Prudential Financial, Inc. 5.20%, 03/15/2044	547	539,441
5.375%, 05/15/2045	260	247,653
Reinsurance Group of America, Inc. 3.15%, 06/15/2030	383	310,425
Swiss Re Finance Luxembourg SA 5.00%, 04/02/2049(a)	200	187,336

		3,390,692

REITs – 3.1%
American Tower Corp. 2.10%, 06/15/2030	139	105,880
5.80%, 11/15/2028	558	544,993
Boston Properties LP 2.90%, 03/15/2030	570	435,754
3.40%, 06/21/2029	1,676	1,357,107
6.75%, 12/01/2027	288	283,245
Essential Properties LP 2.95%, 07/15/2031	454	324,406
GLP Capital LP/GLP Financing II, Inc. 3.25%, 01/15/2032	139	105,160
4.00%, 01/15/2030	435	362,921
5.25%, 06/01/2025	313	305,231
5.30%, 01/15/2029	96	87,658
5.375%, 04/15/2026	1,414	1,356,210
Regency Centers LP 3.75%, 06/15/2024	33	32,482
SITE Centers Corp. 4.25%, 02/01/2026	178	167,845
Spirit Realty LP 3.20%, 02/15/2031	385	304,292
4.00%, 07/15/2029	132	115,113

abfunds.com	AB CORPORATE INCOME SHARES | 23

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Vornado Realty LP 2.15%, 06/01/2026	$425	$358,033
3.40%, 06/01/2031	310	214,669

		6,460,999

		56,649,918

Utility – 3.5%
Electric – 3.4%
AES Panama Generation Holdings SRL 4.375%, 05/31/2030(a)	198	160,708
Alexander Funding Trust II 7.467%, 07/31/2028(a)	640	634,157
Alfa Desarrollo SpA 4.55%, 09/27/2051(a)	219	141,889
CenterPoint Energy, Inc. 5.991% (SOFR + 0.65%), 05/13/2024(c)	310	309,802
Electricite de France SA 9.125%, 03/15/2033(a)(d)	361	369,346
Empresas Publicas de Medellin ESP 4.25%, 07/18/2029(a)	200	156,168
Enel Chile SA 4.875%, 06/12/2028	62	57,615
Enel Finance International NV 7.75%, 10/14/2052(a)	495	510,657
Fells Point Funding Trust 3.046%, 01/31/2027(a)	261	235,414
Massachusetts Electric Co. 4.004%, 08/15/2046(a)	355	230,793
National Rural Utilities Cooperative Finance Corp. 3.45%, 06/15/2025	365	351,988
Nevada Power Co. 6.00%, 03/15/2054	775	712,210
NextEra Energy Capital Holdings, Inc. 5.65%, 05/01/2079	404	356,558
Niagara Mohawk Power Corp. 2.759%, 01/10/2032(a)	556	427,219
NRG Energy, Inc. 4.45%, 06/15/2029(a)	142	122,665
7.00%, 03/15/2033(a)	284	267,806
Palomino Funding Trust I 7.233%, 05/17/2028(a)	374	373,764
Public Service Enterprise Group, Inc. 8.625%, 04/15/2031	248	270,990
Sierra Pacific Power Co. 5.90%, 03/15/2054(a)	665	600,169
Southern Power Co. Series F 4.95%, 12/15/2046	77	59,003

24 | AB CORPORATE INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Virginia Electric & Power Co. 8.875%, 11/15/2038	$233	$281,038
Vistra Operations Co., LLC 6.95%, 10/15/2033(a)	749	711,370

		7,341,329

Natural Gas – 0.1%
GNL Quintero SA 4.634%, 07/31/2029(a)	141	133,434

		7,474,763

Total Corporates - Investment Grade (cost $216,063,586)		201,606,887

QUASI-SOVEREIGNS – 0.7%
Quasi-Sovereign Bonds – 0.7%
Chile – 0.2%
Empresa de Transporte de Pasajeros Metro SA 3.65%, 05/07/2030(a)	350	303,205
4.70%, 05/07/2050(a)	295	211,648

		514,853

Mexico – 0.3%
Comision Federal de Electricidad 3.348%, 02/09/2031(a)	321	243,157
Petroleos Mexicanos 6.50%, 01/23/2029	135	108,979
6.75%, 09/21/2047	112	63,392
6.95%, 01/28/2060	169	95,696
7.69%, 01/23/2050	80	49,400

		560,624

Peru – 0.1%
Corp. Financiera de Desarrollo SA 2.40%, 09/28/2027(a)	250	212,620

Qatar – 0.1%
QatarEnergy 3.125%, 07/12/2041(a)	277	181,781

Total Quasi-Sovereigns (cost $2,008,638)		1,469,878

GOVERNMENTS - SOVEREIGN BONDS – 0.5%
Colombia – 0.3%
Colombia Government International Bond 3.125%, 04/15/2031	562	413,913
5.20%, 05/15/2049	200	127,300

		541,213

abfunds.com	AB CORPORATE INCOME SHARES | 25

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Mexico – 0.1%
Mexico Government International Bond 4.60%, 01/23/2046	$200	$141,100
4.75%, 03/08/2044	120	88,473

		229,573

Qatar – 0.1%
Qatar Government International Bond 4.817%, 03/14/2049(a)	228	186,319

Uruguay – 0.0%
Uruguay Government International Bond 4.375%, 01/23/2031	54	50,831

Total Governments - Sovereign Bonds (cost $1,350,584)		1,007,936

CORPORATES - NON-INVESTMENT GRADE – 0.2%
Industrial – 0.2%
Consumer Non-Cyclical – 0.2%
Perrigo Finance Unlimited Co. 4.375%, 03/15/2026 (cost $407,066)	420	394,351

Total Investments – 97.1% (cost $219,829,874)		204,479,052
Other assets less liabilities – 2.9%		6,114,594

Net Assets – 100.0%		$210,593,646

FUTURES (see Note C)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation (Depreciation)
Purchased Contracts
U.S. T-Note 5 Yr (CBT) Futures	183	December 2023	$19,119,211	$(246,619)
U.S. Ultra Bond (CBT) Futures	194	December 2023	21,837,125	(2,782,714)

Sold Contracts
U.S. 10 Yr Ultra Futures	75	December 2023	8,162,109	285,861
U.S. T-Note 2 Yr (CBT) Futures	44	December 2023	8,906,563	35,693
U.S. T-Note 10 Yr (CBT) Futures	9	December 2023	955,547	33,807

				$(2,673,972)

26 | AB CORPORATE INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note C)

Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at October 31, 2023	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Sale Contracts
CDX-NAIG Series 41, 5 Year Index, 12/20/2028*	1.00%	Quarterly	0.79%	USD	3,280	$33,953	$43,790	$(9,837)

*	Termination date

(a)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At October 31, 2023, the aggregate market value of these securities amounted to $45,737,717 or 21.7% of net assets.

(b)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at October 31, 2023.

(c)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at October 31, 2023.

(d)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

Glossary:

CBT – Chicago Board of Trade

CDX-NAIG – North American Investment Grade Credit Default Swap Index

REIT – Real Estate Investment Trust

SOFR – Secured Overnight Financing Rate

See notes to financial statements.

abfunds.com	AB CORPORATE INCOME SHARES | 27

STATEMENT OF ASSETS & LIABILITIES

October 31, 2023 (unaudited)

Assets
Investments in securities, at value (cost $219,829,874)	$204,479,052
Cash	2,698,157
Cash collateral due from broker	1,356,909
Receivable for investment securities sold	2,835,816
Interest receivable	2,504,992
Receivable for shares of beneficial interest sold	188,455
Receivable for variation margin on futures	48,788
Receivable for variation margin on centrally cleared swaps	3,564

Total assets	214,115,733

Liabilities
Payable for investment securities purchased	2,228,031
Dividends payable	984,429
Payable for shares of beneficial interest redeemed	304,631
Foreign capital gains tax payable	4,996

Total liabilities	3,522,087

Net Assets	$210,593,646

Composition of Net Assets
Shares of beneficial interest, at par	$233
Additional paid-in capital	267,034,676
Accumulated loss	(56,441,263)

Net Assets	$210,593,646

Net Asset Value Per Share—unlimited shares of beneficial interest authorized, $.00001 par value (based on 23,271,331 common shares outstanding)	$9.05

See notes to financial statements.

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STATEMENT OF OPERATIONS

Six Months Ended October 31, 2023 (unaudited)

Investment Income
Interest	$5,172,216
Other income	10,610

Total investment income		$5,182,826

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) on:
Investment transactions(a)		(9,906,031)
Futures		(2,154,240)
Swaps		47,444
Net change in unrealized appreciation (depreciation) of:
Investments		(2,374,662)
Futures		(2,954,096)
Swaps		(33,461)

Net loss on investment transactions		(17,375,046)

Net Decrease in Net Assets from Operations		$(12,192,220)

(a)	Net of foreign realized capital gains taxes of $621.

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended October 31, 2023 (unaudited)	Year Ended April 30, 2023
Increase (Decrease) in Net Assets from Operations
Net investment income	$5,182,826	$6,284,007
Net realized loss on investment transactions	(12,012,827)	(21,849,087)
Net change in unrealized appreciation (depreciation) of investments	(5,362,219)	14,945,386

Net decrease in net assets from operations	(12,192,220)	(619,694)
Distribution to Shareholders	(5,230,755)	(6,423,355)
Transactions in Shares of Beneficial Interest
Net increase (decrease)	44,780,472	(32,270,574)

Total increase (decrease)	27,357,497	(39,313,623)
Net Assets
Beginning of period	183,236,149	222,549,772

End of period	$210,593,646	$183,236,149

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

October 31, 2023 (unaudited)

NOTE A

Significant Accounting Policies

AB Corporate Shares (the “Trust”) is registered under the Investment Company Act of 1940 (the “1940 Act”), as an open-end, diversified management investment company. The Trust, which is a Massachusetts Business Trust, operates as a “series” company currently offering five separate portfolios: AB Corporate Income Shares, AB Municipal Income Shares, AB Taxable Multi-Sector Income Shares, AB Impact Municipal Income Shares and AB Tax-Aware Real Return Income Shares. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to AB Corporate Income Shares (the “Fund”).

Shares of the Fund are offered exclusively to holders of accounts established under wrap-fee programs sponsored and maintained by certain registered investment advisers approved by AllianceBernstein L.P. (the “Adviser”). The Fund’s shares may be purchased at the relevant net asset value without a sales charge or other fee. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at “fair value” as determined in accordance with procedures approved by and under the oversight of the Trust’s Board of Trustees (the “Board”). Pursuant to these procedures, AllianceBernstein L.P. (the “Adviser”) serves as the Fund’s valuation designee pursuant to Rule 2a-5 of the 1940 Act. In this capacity, the Adviser is responsible, among other things, for making all fair value determinations relating to the Fund’s portfolio investments, subject to the Board’s oversight.

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more

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NOTES TO FINANCIAL STATEMENTS (continued)

than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for

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NOTES TO FINANCIAL STATEMENTS (continued)

this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and

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NOTES TO FINANCIAL STATEMENTS (continued)

any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of October 31, 2023:

Investments in Securities:	Level 1			Level 2		Level 3			Total
Assets:
Corporates – Investment Grade	$	– 0	–	$201,606,887		$	– 0	–	$201,606,887
Quasi-Sovereigns		– 0	–	1,469,878			– 0	–	1,469,878
Governments – Sovereign Bonds		– 0	–	1,007,936			– 0	–	1,007,936
Corporates – Non-Investment Grade		– 0	–	394,351			– 0	–	394,351

Total Investments in Securities		– 0	–	204,479,052			– 0	–	204,479,052
Other Financial Instruments(a):
Assets:
Futures		355,361		– 0	–		– 0	–	355,361	(b)
Centrally Cleared Credit Default Swaps		– 0	–	33,953			– 0	–	33,953	(b)
Liabilities:
Futures		(3,029,333)		– 0	–		– 0	–	(3,029,333	)(b)

Total		$(2,673,972)		$204,513,005		$	– 0	–	$201,839,033

(a)

Other financial instruments include reverse repurchase agreements and derivative instruments, such as futures, forwards and swaps. Derivative instruments are valued at the unrealized appreciation (depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, written options and written swaptions which are valued at market value.

(b)

Only variation margin receivable (payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

3. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

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NOTES TO FINANCIAL STATEMENTS (continued)

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. Non-cash dividends, if any, are recorded on the ex-dividend date at the fair value of the securities received. The Fund amortizes premiums and accretes discounts as adjustments to interest income. The Fund accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

5. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the Advisory Agreement, the Fund pays no advisory fee to the Adviser and the Adviser reimburses or pays for the Fund’s operating expenses. The Fund is an integral part of separately managed accounts in wrap-fee programs and other investment programs. Typically, participants in these programs pay a fee to their investment adviser for all costs and expenses of the separately managed account, including costs and expenses associated with the Fund, and a fee is paid by their investment adviser to the Adviser. In certain cases, participants may have a direct relationship with the Adviser without the involvement of a third party investment adviser, in which case the participant would pay a fee directly to the Adviser. The Adviser serves as investment manager and adviser of the Fund and continuously furnishes an investment program for the Fund and manages, supervises and conducts the affairs of the Fund, subject to the supervisions of the Fund’s Board. The Advisory Agreement provides that the Adviser or an affiliate will furnish, or pay the expenses of the Fund for, office space, facilities and equipment, services of executive and other personnel of the Fund and certain administrative services.

The Fund has entered into a distribution agreement with AllianceBernstein Investments, Inc., the Fund’s principal underwriter (the “Underwriter”), to permit the Underwriter to distribute the Fund’s shares, which are sold at their

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NOTES TO FINANCIAL STATEMENTS (continued)

net asset value without any sales charge. The Fund does not pay a fee for this service. The Underwriter is a wholly owned subsidiary of the Adviser.

AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, acts as the Fund’s registrar, transfer agent and dividend-disbursing agent. ABIS registers the transfer, issuance and redemption of Fund shares and disburses dividends and other distributions to Fund shareholders. The Fund does not pay a fee for this service.

NOTE C

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended October 31, 2023 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$155,323,959		$118,519,431
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$451,014
Gross unrealized depreciation	(18,485,645)

Net unrealized depreciation	$(18,034,631)

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies.

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At the time the Fund enters into futures, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the six months ended October 31, 2023, the Fund held futures for hedging purposes.

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates or credit risk. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of

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NOTES TO FINANCIAL STATEMENTS (continued)

each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a

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NOTES TO FINANCIAL STATEMENTS (continued)

realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation. In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same referenced obligations with the same counterparty.

Credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a

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NOTES TO FINANCIAL STATEMENTS (continued)

deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the six months ended October 31, 2023, the Fund held credit default swaps for non-hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty table below for additional details.

During the six months ended October 31, 2023, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable for variation margin on futures	$355,361	*	Payable for variation margin on futures	$3,029,333	*

Credit contracts				Payable for variation margin on centrally cleared swaps	9,837	*

Total		$355,361			$3,039,170

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments.

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NOTES TO FINANCIAL STATEMENTS (continued)

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation (depreciation) of futures	$(2,154,240)	$(2,954,096)

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation (depreciation) of swaps	47,444	(33,461)

Total		$(2,106,796)	$(2,987,557)

The following table represents the average monthly volume of the Fund’s derivative transactions during the six months ended October 31, 2023:

Futures:
Average notional amount of buy contracts	$31,826,432
Average notional amount of sale contracts	$12,119,697
Centrally Cleared Credit Default Swaps:
Average notional amount of sale contracts	$3,280,000

NOTE D

Shares of Beneficial Interest

Transactions in shares of beneficial interest were as follows:

	Shares		Amount
	Six Months Ended October 31, 2023 (unaudited)	Year Ended April 30, 2023	Six Months Ended October 31, 2023 (unaudited)	Year Ended April 30, 2023

Shares sold	6,751,967	5,687,055	$64,807,093	$55,690,609

Shares redeemed	(2,123,150)	(8,813,736)	(20,026,621)	(87,961,183)

Net increase (decrease)	4,628,817	(3,126,681)	$44,780,472	$(32,270,574)

NOTE E

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market.

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NOTES TO FINANCIAL STATEMENTS (continued)

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and any accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Interest-Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations. The Fund may be subject to a greater risk of rising interest rates than would normally be the case due to the recent end of a period of historically low rates and the effects of potential central bank monetary policy, and government fiscal policy, initiatives and market reactions to those initiatives.

Duration Risk—Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to the full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Derivatives Risk—Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying asset, which could cause the Fund to suffer a potentially unlimited loss. Derivatives,

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NOTES TO FINANCIAL STATEMENTS (continued)

especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

LIBOR Replacement Risk—The Fund may be exposed to debt securities, derivatives or other financial instruments that recently transitioned from the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. LIBOR’s administrator, ICE Benchmark Administration, ceased publishing most LIBOR settings (including some U.S. LIBOR settings) by the end of 2021 and the remaining (and most widely used) U.S. Dollar LIBOR settings after June 30, 2023. The United Kingdom Financial Conduct Authority, which regulates LIBOR, will permit the use of synthetic U.S. Dollar LIBOR rates for non-U.S. contracts through September 30, 2024, but any such rates would be considered non-representative of the underlying market. Since 2018 the Federal Reserve Bank of New York has published the Secured Overnight Financing Rate (referred to as SOFR), which is intended to replace U.S. Dollar LIBOR. SOFR is a broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities in the repurchase agreement (repo) market. There is no assurance that the composition or characteristics of SOFR or any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that the market for SOFR-linked financial instruments will have the same volume or liquidity as did the market for LIBOR-linked financial instruments prior to LIBOR’s discontinuance or unavailability. Neither the long-term effects of the LIBOR transition process nor its ultimate success can yet be known.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

abfunds.com	AB CORPORATE INCOME SHARES | 43

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE F

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing related to redemptions and other short term liquidity requirements, subject to certain restrictions. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended October 31, 2023.

NOTE G

Distributions to Shareholders

The tax character of distributions to be paid for the year ending April 30, 2024 will be determined at the end of the current fiscal year.

The tax character of distributions paid during the fiscal years ended April 30, 2023 and April 30, 2022 were as follows:

	2023		2022
Distributions paid from:
Ordinary income	$6,423,355		$7,221,076
Net long-term capital gains	– 0	–	2,240,925

Total distributions paid	$6,423,355		$9,462,001

As of April 30, 2023, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$694,916
Accumulated capital and other losses	(25,934,898	)(a)
Unrealized appreciation (depreciation)	(13,221,069	)(b)

Total accumulated earnings (deficit)	$(38,461,051	)(c)

(a)	As of April 30, 2023, the Fund had a net capital loss carryforward of $25,934,898.

(b)

The differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable primarily to the recognition for tax purposes of unrealized gains/losses on certain derivative instruments, the tax treatment of callable bonds, the tax treatment of swaps, and the tax deferral of losses on wash sales.

(c)	The difference between book-basis and tax-basis components of accumulated earnings (deficit) is attributable primarily to dividends payable.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of April 30, 2023, the Fund had a net short-term capital loss carryforward of $11,821,465 and a net long-term capital loss carryforward of $14,113,433, which may be carried forward for an indefinite period.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE H

Recent Accounting Pronouncements

In December 2022, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2022-06, “Reference Rate Reform (Topic 848)—Deferral of the Sunset Date of Topic 848”. ASU 2022-06 is an amendment to ASU 2020-04, which provided optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates and which was effective as of March 12, 2020 through December 31, 2022. ASU 2022-06 extends the effective period through December 31, 2024. Management is currently evaluating the impact, if any, of applying ASU 2022-06.

NOTE I

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

abfunds.com	AB CORPORATE INCOME SHARES | 45

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Six Months Ended October 31, 2023 (unaudited)	Year Ended April 30,
2023	2022	2021	2020	2019

Net asset value, beginning of period	$ 9.83	$ 10.22	$ 11.82	$ 11.56	$ 11.11	$ 10.81

Income From Investment Operations

Net investment income(a)	.25	.39	.33	.37	.44	.44

Net realized and unrealized gain (loss) on investment transactions	(.78)	(.39)	(1.47)	.55	.51	.30

Net increase (decrease) in net asset value from operations	(.53)	– 0	–	(1.14)	.92	.95	.74

Less: Dividends and Distributions

Dividends from net investment income	(.25)	(.39)	(.34)	(.38)	(.45)	(.44)

Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.12)	(.28)	(.05)	– 0	–

Total dividends and distributions	(.25)	(.39)	(.46)	(.66)	(.50)	(.44)

Net asset value, end of period	$ 9.05	$ 9.83	$ 10.22	$ 11.82	$ 11.56	$ 11.11

Total Return

Total investment return based on net asset value(b)	(5.50)%	.16%	(10.08)%	7.90%	8.65%	7.03%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$210,594	$183,236	$222,550	$208,745	$114,455	$98,680

Ratio to average net assets of:

Net investment income	5.17	%^	3.94%	2.84%	3.02%	3.83%	4.06%

Portfolio turnover rate	60%	85%	49%	43%	87%	140%

(a)	Based on average shares outstanding.

(b)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

^	Annualized.

See notes to financial statements.

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BOARD OF TRUSTEES

Garry L. Moody(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Onur Erzan, President and Chief Executive Officer	Nancy P. Jacklin(1) Jeanette W. Loeb(1) Carol C. McMullen(1) Marshall C. Turner, Jr.(1)

OFFICERS

Timothy Kurpis(2), Vice President Tiffanie Wong(2), Vice President Nancy E. Hay, Secretary Michael B. Reyes, Senior Vice President	Stephen M. Woetzel, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Jennifer Friedland, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company
One Congress Street, Suite 1
Boston, MA 02114

Principal Underwriter

AllianceBernstein Investments, Inc.
501 Commerce Street
Nashville, TN 37203

Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004 Independent Registered Public Accounting Firm Ernst & Young LLP One Manhattan West New York, NY 10001
Transfer Agent AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278 Toll-Free (800) 221-5672

1	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s Portfolio are made by the Adviser’s Corporate Income Shares Investment Team. Mr. Kurpis and Ms. Wong are the investment professionals primarily responsible for the day-to-day management of the Fund’s Portfolio.

abfunds.com	AB CORPORATE INCOME SHARES | 47

Operation and Effectiveness of the Fund’s Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Fund’s Board of Trustees (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2023, which covered the period January 1, 2022 through December 31, 2022 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner.

Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Fund’s LRMP is adequately designed, has been implemented as intended,

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and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP. During the Program Reporting Period, liquidity in all markets was challenged due to rising rates and economic uncertainty. However, markets also remained orderly during the Program Reporting Period. There were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

abfunds.com	AB CORPORATE INCOME SHARES | 49

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested trustees (the “directors”) of AB Corporate Shares (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Corporate Income Shares (the “Fund”) at a meeting held in-person on August 1-2, 2023 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Vice President of the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors noted that the Fund is designed as a vehicle for the wrap fee account market (where investors pay fees to a wrap fee sponsor which pays investment fees and expenses from such fee). The directors also noted that no advisory fee is payable by the Fund, that the Advisory Agreement does not include the reimbursement provision for certain administrative expenses included in the advisory agreements of most of the open-end AB Funds, and that the Adviser is responsible for payment of the Fund’s ordinary expenses. The directors noted that the Company acknowledges in the Advisory Agreement that the Adviser and its affiliates expect to receive compensation from third parties in connection with services provided under the Advisory Agreement. The directors further noted that the Adviser receives payments from the wrap fee program sponsors (the “Sponsors”) that use the Fund as an investment vehicle for their clients.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund.

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The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2021 and 2022 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the request of the directors. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

abfunds.com	AB CORPORATE INCOME SHARES | 51

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund. The directors noted that the Adviser is compensated by the Sponsors. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing the Fund’s performance against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended May 31, 2023 and (in the case of comparisons with the broad-based securities market index) for the period from inception. The directors were cognizant that the Fund was neither designed nor offered as a standalone investment and was intended to serve solely as a component of certain separately managed accounts (“SMAs”). The Adviser had explained that this attribute made it difficult to select an appropriate benchmark for the Fund. At the directors’ request, the Adviser provided information showing the weighting of the Fund in a current SMA and the overall performance of the SMA versus its stated benchmark. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees

The directors considered the advisory fee rate payable by the Fund to the Adviser (zero) and information provided by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees payable by other funds.

The directors noted the unusual arrangements in the Advisory Agreement providing for no advisory fee but were cognizant that the Adviser is indirectly compensated by the Sponsors for its services to the Fund. The directors reviewed the fee arrangements between the Adviser and each of the current Sponsors and noted that such fees were negotiated on an arm’s length basis and were within the range of fees paid by wrap fee sponsors to other advisers of similar funds. While the Adviser’s fee arrangements with the Sponsors vary, the directors acknowledged the Adviser’s view that a portion of such fees (less the expenses of the Fund

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paid by the Adviser) may reasonably be viewed as compensating the Adviser for advisory services it provides to the Fund (the “implied fee”) and that the Adviser believes that while the Sponsors pay the Adviser different fee rates, the rate of fee attributable to Fund management at the Fund level is the same for all Sponsors. The directors also considered the fee rate schedules used by other registered investment companies that invest in fixed income securities that are advised by the Adviser.

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Vice President and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule, on the other. The directors recognized that such information was of limited utility in light of the Fund’s unusual fee arrangement. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional clients. In this regard, the Adviser noted, among other things, that, compared to institutional accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors did not consider comparative expense information for the Fund because the Fund does not bear ordinary expenses.

Economies of Scale

The directors did not consider the extent to which fee levels in the Advisory Agreement for the Fund reflect economies of scale because the Advisory Agreement does not provide for any compensation to be paid to the

abfunds.com	AB CORPORATE INCOME SHARES | 53

Adviser by the Fund and the Fund’s expense ratio is zero. They did note, however, that the fee payable to the Adviser by the current Sponsors declines at a breakpoint based on either individual account sizes or on total assets managed by the Adviser for the Sponsor.

54 | AB CORPORATE INCOME SHARES	abfunds.com

This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

Select US Equity Portfolio

Sustainable US Thematic Portfolio

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/GLOBAL EQUITY

CORE

Global Core Equity Portfolio

International Low Volatility Equity Portfolio1

Sustainable Global Thematic Fund

Sustainable International Thematic Fund

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

GROWTH

Concentrated International Growth Portfolio

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

Global Bond Fund

High Income Fund

Income Fund

Intermediate Duration Portfolio

Short Duration High Yield Portfolio1

Short Duration Income Portfolio

Short Duration Portfolio

Sustainable Thematic Credit Portfolio

Total Return Bond Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

MULTI-ASSET

All Market Total Return Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Sustainable Thematic Balanced Portfolio

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

EXCHANGE-TRADED FUNDS

Disruptors ETF

High Yield ETF

Tax-Aware Short Duration Municipal ETF

Ultra Short Income ETF

US High Dividend ETF

US Large Cap Strategic Equities ETF

US Low Volatility Equity ETF

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1

Prior to July 5, 2023, International Low Volatility Equity Portfolio was named International Strategic Core Portfolio and Short Duration High Yield Portfolio was named Limited Duration High Income Portfolio.

abfunds.com	AB CORPORATE INCOME SHARES | 55

NOTES

56 | AB CORPORATE INCOME SHARES	abfunds.com

AB CORPORATE INCOME SHARES

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

CIS-0152-1023

OCT    10.31.23

SEMI-ANNUAL REPORT

AB TAXABLE MULTI-SECTOR INCOME SHARES

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We’re pleased to provide this report for AB Taxable Multi-Sector Income Shares (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

At AB, we’re striving to help our clients achieve better outcomes by:

+	Fostering diverse perspectives that give us a distinctive approach to navigating global capital markets

+	Applying differentiated investment insights through a connected global research network

+	Embracing innovation to design better ways to invest and leading-edge mutual-fund solutions

Whether you’re an individual investor or a multibillion-dollar institution, we’re putting our knowledge and experience to work for you every day.

For more information about AB’s comprehensive range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in AB mutual funds—and for placing your trust in our firm.

Sincerely,

Onur Erzan

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB TAXABLE MULTI-SECTOR INCOME SHARES | 1

SEMI-ANNUAL REPORT

December 13, 2023

This report provides management’s discussion of fund performance for AB Taxable Multi-Sector Income Shares for the semi-annual reporting period ended October 31, 2023. Please note, shares of this Fund are available only to separately managed accounts or participants in “wrap fee” programs or other investment programs approved by the Adviser.

The Fund’s investment objective is to generate income and price appreciation.

NAV RETURNS AS OF OCTOBER 31, 2023 (unaudited)

	6 Months	12 Months

AB TAXABLE MULTI-SECTOR INCOME SHARES	1.22%	4.85%

Bloomberg US Aggregate ex Government Bond Index	-6.28%	1.01%

INVESTMENT RESULTS

The table above shows the Fund’s performance compared with its benchmark, the Bloomberg US Aggregate ex Government Bond Index, for the six- and 12-month periods ended October 31, 2023.

During both periods, the Fund outperformed the benchmark. In the six-month period, yield-curve positioning was the largest contributor to performance, relative to the benchmark, from an underweight to the two-year part of the yield curve. Security selection contributed from exposure in US municipal bonds, Agency Risk share securities and Investment-grade corporates. Currency decisions did not impact performance during the period.

Over the 12-month period, yield-curve positioning was the greatest contributor to performance, from an underweight to the two-year parts of the curve. Sector allocation contributed positively, due to exposures in municipals, supranationals and mortgage pass throughs. Security selection contributed to performance, primarily from asset-backed securities, investment-grade corporates and high-yield corporates. Currency decisions did not have a meaningful impact on results.

During both periods, the Fund used interest rate swaps for hedging and investment purposes, which detracted from absolute returns. Credit default swaps were used for investment purposes, which added to returns.

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MARKET REVIEW AND INVESTMENT STRATEGY

During the six-month period ended October 2023, fixed-income government bond market yields were volatile as investors adjusted their expectations for inflation and economic growth. US Treasury yields led global developed-market yields higher over the period, supported by strong US economic growth in the third calendar quarter, and as the Fed convinced investors that interest rates would stay higher for longer to slow growth. Most developed-market central banks appeared to reach peak interest rates as inflation continued to cool. Government bond returns were negative across all major developed countries, with the largest losses in the US, UK and Canada, while government bonds fell the least in the eurozone as economic growth slowed considerably. Although developed-market investment-grade corporate bonds trailed government bonds, investment-grade corporates in the US outperformed US Treasuries with a smaller loss, while eurozone investment-grade corporates had positive returns and outperformed the negative return of eurozone treasuries. High-yield corporate bonds had positive returns overall and outperformed treasuries in the US and eurozone by a wide margin. Hard-currency emerging-market sovereign bonds outperformed developed-market treasuries. Emerging-market investment-grade and high-yield corporates outperformed respective developed-market returns. Emerging-market local-currency debt trailed other risk sectors as the US dollar gained on almost all currencies.

The Fund’s Senior Investment Management Team (the “Team”) continues to seek attractively priced securities through top-down and bottom-up research, while mitigating overall risk. The Team invests primarily in single-sector, investment-grade issues of global corporates but has leeway to invest in below investment-grade bonds as well.

INVESTMENT POLICIES

The Fund invests, under normal circumstances, at least 80% of its net assets in fixed-income securities. The Fund may invest in a broad range of securities in both developed and emerging markets. The Fund may invest across all fixed-income sectors, including corporate and US and non-US government securities. The Fund may invest up to 50% of its assets in below investment-grade bonds (“junk bonds”). The Fund expects to invest in readily marketable fixed-income securities with a range of maturities from short-to long-term.

The Fund may invest without limit in US dollar-denominated foreign fixed-income securities and may invest up to 50% of its assets in non-US dollar-denominated foreign fixed-income securities. These investments may include, in each case, developed- and emerging-market debt securities.

(continued on next page)

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The Adviser selects securities for purchase or sale based on its assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of the Fund. In making this assessment, the Adviser takes into account various factors, including the credit quality and sensitivity to interest rates of the securities under consideration and of the Fund’s other holdings.

The Fund may also invest in mortgage-related and other asset-backed securities; loan participations; inflation-indexed securities; structured securities; variable-, floating- and inverse-floating-rate instruments; and preferred stock, and may use other investment techniques. The Fund may use leverage for investment purposes. The Fund intends, among other things, to enter into transactions such as reverse repurchase agreements, forward contracts and dollar rolls. The Fund may invest, without limit, in derivatives, such as options, futures contracts, forwards or swap agreements.

Currencies can have a dramatic effect on returns of non-US dollar-denominated fixed-income securities, significantly adding to returns in some years and greatly diminishing them in others. The Adviser evaluates currency and fixed-income positions separately and may seek to hedge the currency exposure resulting from the Fund’s fixed-income securities positions when it finds the currency exposure unattractive. To hedge a portion of its currency risk, the Fund may from time to time invest in currency-related derivatives, including forward currency exchange contracts, futures contracts, options on futures contracts, swaps and options. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

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DISCLOSURES AND RISKS

Benchmark Disclosure

The Bloomberg US Aggregate ex Government Bond Index is unmanaged and does not reflect fees and expenses associated with the active management of a fund. The Bloomberg US Aggregate ex Government Bond Index represents the performance of securities within the US investment-grade fixed-rate bond market, with index components for corporate securities, mortgage pass-through securities, asset-backed securities and CMBS. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and any accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Interest-Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations. The Fund may be subject to a greater risk of rising interest rates than would normally be the case due to the end of a recent period of historically low rates and the effect of potential central bank monetary policy, and government fiscal policy, initiatives and resulting market reactions to those initiatives.

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

abfunds.com	AB TAXABLE MULTI-SECTOR INCOME SHARES | 5

DISCLOSURES AND RISKS (continued)

Below Investment-Grade Securities Risk: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest-rate sensitivity, negative perceptions of the junk bond market generally and may be more difficult to trade than other types of securities.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Emerging-Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Mortgage-Related and/or Other Asset-Backed Securities Risk: Investments in mortgage-related and other asset-backed securities are subject to certain additional risks. The value of these securities may be particularly sensitive to changes in interest rates. These risks include “extension risk”, which is the risk that, in periods of rising interest rates, issuers may delay the payment of principal, and “prepayment risk”, which is the risk that in periods of falling interest rates, issuers may pay principal sooner than expected, exposing the Fund to a lower rate of return upon reinvestment of principal. Mortgage-backed securities offered by nongovernmental issuers and other asset-backed securities may be subject to other risks, such as higher rates of default in the mortgages or assets backing the securities or risks associated with the nature and servicing of mortgages or assets backing the securities.

Municipal Market Risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Fund’s investments in municipal securities. These factors include economic conditions, political or legislative changes, public health crises, uncertainties related to the tax status of municipal securities,

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DISCLOSURES AND RISKS (continued)

and the rights of investors in these securities. To the extent that the Fund invests more of its assets in a particular state’s municipal securities, the Fund may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism, public health crises (including the occurrence of a contagious disease or illness) and catastrophic natural disasters, such as hurricanes, fires or earthquakes. The Fund’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

In addition, changes in tax rates or the treatment of income from certain types of municipal securities, among other things, could negatively affect the municipal securities markets.

Sector Risk: The Fund may have more risk because it may invest to a significant extent in one or more particular market sectors. To the extent it does so, market or economic factors affecting the relevant sector(s) could have a major effect on the value of the Fund’s investments.

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying asset, which could cause the Fund to suffer a potentially unlimited loss. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

Leverage Risk: To the extent the Fund uses leveraging techniques, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

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DISCLOSURES AND RISKS (continued)

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (800) 227 4618. The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Performance assumes reinvestment of distributions and does not account for taxes.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus and/or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

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HISTORICAL PERFORMANCE

AVERAGE ANNUAL RETURNS AS OF OCTOBER 31, 2023 (unaudited)

NAV Returns

1 Year	4.85%

5 Years	1.91%

10 Years	1.64%

AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

SEPTEMBER 30, 2023 (unaudited)

NAV Returns

1 Year	4.39%

5 Years	1.87%

10 Years	1.64%

The prospectus fee table shows the fees and the total annual operating expenses of the Fund as 0.00% because the Adviser does not charge any fees or expenses and reimburses Fund operating expenses, except certain extraordinary expenses, taxes, brokerage costs and the interest on borrowings or certain leveraged transactions. Participants in a wrap fee program or other investment program eligible to invest in the Fund pay fees to the program sponsor and should review the program brochure or other literature provided by the sponsor for a discussion of fees and expenses charged.

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EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you may incur various ongoing non-operating and extraordinary costs. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2023	Ending Account Value October 31, 2023	Expenses Paid During Period*		Annualized Expense Ratio*
Actual	$1,000	$1,012.20	$	– 0 –	0.00%
Hypothetical**	$1,000	$1,025.14	$	– 0 –	0.00%

*

Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The Fund’s operating expenses are borne by the Adviser or its affiliates.

**	Assumes 5% annual return before expenses.

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PORTFOLIO SUMMARY

October 31, 2023 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $373.4

1

The Fund’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

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PORTFOLIO OF INVESTMENTS

October 31, 2023 (unaudited)

	Principal Amount (000)	U.S. $ Value

CORPORATES - INVESTMENT GRADE – 56.4%
Industrial – 35.6%
Basic – 3.6%
Air Products and Chemicals, Inc. 1.50%, 10/15/2025	$1,600	$1,482,336
AngloGold Ashanti Holdings PLC 3.375%, 11/01/2028	1,000	826,940
Eastman Chemical Co. 3.80%, 03/15/2025	2,000	1,933,680
EIDP, Inc. 1.70%, 07/15/2025	1,265	1,176,906
Georgia-Pacific LLC 0.625%, 05/15/2024(a)	1,750	1,700,265
LyondellBasell Industries NV 5.75%, 04/15/2024	1,140	1,137,674
Nucor Corp. 2.00%, 06/01/2025	2,640	2,485,428
PPG Industries, Inc. 1.20%, 03/15/2026	2,000	1,794,560
Southern Copper Corp. 3.875%, 04/23/2025	1,000	961,250

		13,499,039

Capital Goods – 4.1%
3M Co. 2.65%, 04/15/2025	2,000	1,905,380
Caterpillar Financial Services Corp. 5.614% (SOFR + 0.27%), 09/13/2024(b)	1,000	999,400
Emerson Electric Co. 1.80%, 10/15/2027	2,000	1,745,400
Illinois Tool Works, Inc. 3.50%, 03/01/2024	1,550	1,538,096
John Deere Capital Corp. 1.75%, 03/09/2027	1,700	1,505,384
Northrop Grumman Corp. 2.93%, 01/15/2025	2,000	1,932,000
Parker-Hannifin Corp. 2.70%, 06/14/2024	1,000	979,780
3.25%, 03/01/2027	1,700	1,573,537
Republic Services, Inc. 2.50%, 08/15/2024	1,000	972,860
Trane Technologies Financing Ltd. 3.55%, 11/01/2024	2,000	1,953,360

		15,105,197

Communications - Media – 0.5%
Omnicom Group, Inc./Omnicom Capital, Inc. 3.65%, 11/01/2024	2,000	1,950,520

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Communications - Telecommunications – 0.4%
T-Mobile USA, Inc. 2.625%, 04/15/2026	$1,402	$1,296,373

Consumer Cyclical - Automotive – 1.5%
Ford Motor Credit Co., LLC 4.95%, 05/28/2027	779	730,133
6.80%, 05/12/2028	950	947,616
7.35%, 11/04/2027	1,000	1,012,040
General Motors Financial Co., Inc. 5.10%, 01/17/2024	1,500	1,496,025
6.644% (SOFR + 1.30%), 04/07/2025(b)	1,500	1,502,085

		5,687,899

Consumer Cyclical - Entertainment – 0.4%
YMCA of Greater New York 2.303%, 08/01/2026	1,765	1,582,216

Consumer Cyclical - Other – 1.0%
DR Horton, Inc. 2.50%, 10/15/2024	2,875	2,780,700
Marriott International, Inc./MD 3.75%, 03/15/2025	1,075	1,042,804

		3,823,504

Consumer Cyclical - Restaurants – 0.8%
McDonald’s Corp. 3.375%, 05/26/2025	1,000	966,590
Starbucks Corp. 2.45%, 06/15/2026	2,000	1,844,000

		2,810,590

Consumer Cyclical - Retailers – 2.4%
AutoZone, Inc. 3.25%, 04/15/2025	2,000	1,925,640
Costco Wholesale Corp. 2.75%, 05/18/2024	1,000	983,930
Dollar Tree, Inc. 4.00%, 05/15/2025	2,000	1,936,680
NIKE, Inc. 2.40%, 03/27/2025	2,250	2,159,775
VF Corp. 2.40%, 04/23/2025	1,670	1,572,589
Walmart, Inc. 3.30%, 04/22/2024	500	494,380

		9,072,994

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Consumer Non-Cyclical – 7.6%
AmerisourceBergen Corp. 3.25%, 03/01/2025	$1,350	$1,306,922
Baxter International, Inc. 0.868%, 12/01/2023	2,300	2,289,374
Baylor Scott & White Holdings Series 2021 0.827%, 11/15/2025	2,275	2,035,647
Bunge Ltd. Finance Corp. 1.63%, 08/17/2025	3,000	2,778,300
Cardinal Health, Inc. 3.079%, 06/15/2024	1,000	981,690
Cigna Group (The) 4.125%, 11/15/2025	1,000	968,880
CommonSpirit Health 2.76%, 10/01/2024	1,000	970,820
Gilead Sciences, Inc.
3.65%, 03/01/2026	1,000	954,580
3.70%, 04/01/2024	1,300	1,287,715
Hershey Co. (The) 0.90%, 06/01/2025	1,300	1,208,740
2.30%, 08/15/2026	1,400	1,296,624
Keurig Dr Pepper, Inc. 3.43%, 06/15/2027	3,000	2,770,950
Philip Morris International, Inc. 3.375%, 08/11/2025	2,000	1,920,220
Sysco Corp. 3.75%, 10/01/2025	2,500	2,395,600
Tyson Foods, Inc. 3.95%, 08/15/2024	3,000	2,953,170
UPMC Series D-1 3.60%, 04/03/2025	2,250	2,174,715

		28,293,947

Energy – 6.4%
BP Capital Markets America, Inc. 3.017%, 01/16/2027	2,035	1,879,221
Canadian Natural Resources Ltd. 3.80%, 04/15/2024	3,000	2,967,750
Continental Resources, Inc./OK 3.80%, 06/01/2024	3,000	2,954,490
Devon Energy Corp. 4.50%, 01/15/2030	1,745	1,553,539
EOG Resources, Inc. 4.15%, 01/15/2026	2,000	1,937,200
EQT Corp. 6.125%, 02/01/2025(c)	1,301	1,297,110

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Exxon Mobil Corp. 2.992%, 03/19/2025	$2,000	$1,934,980
Hess Corp. 4.30%, 04/01/2027	2,000	1,914,040
MPLX LP 4.00%, 03/15/2028	1,685	1,543,915
Phillips 66 0.90%, 02/15/2024	1,900	1,872,431
Pioneer Natural Resources Co. 1.125%, 01/15/2026	2,680	2,432,716
Transcontinental Gas Pipe Line Co. LLC 4.00%, 03/15/2028	1,665	1,531,550

		23,818,942

Other Industrial – 0.2%
LKQ Corp. 5.75%, 06/15/2028	852	826,099

Services – 3.2%
Alibaba Group Holding Ltd. 3.60%, 11/28/2024	1,500	1,463,145
Booking Holdings, Inc. 3.65%, 03/15/2025	1,000	973,510
eBay, Inc. 1.90%, 03/11/2025	2,000	1,895,200
Enterprise Community Loan Fund, Inc. Series 2018 3.685%, 11/01/2023	1,180	1,180,000
Global Payments, Inc. 1.20%, 03/01/2026	2,000	1,782,400
Mastercard, Inc. 2.00%, 03/03/2025	2,250	2,150,145
Verisk Analytics, Inc. 4.00%, 06/15/2025	2,500	2,421,125

		11,865,525

Technology – 3.5%
Fiserv, Inc. 2.75%, 07/01/2024	2,250	2,200,972
Hewlett Packard Enterprise Co. 1.45%, 04/01/2024	1,715	1,682,638
International Business Machines Corp. 3.30%, 05/15/2026	2,000	1,891,800
Kyndryl Holdings, Inc. 2.05%, 10/15/2026	1,751	1,525,524
Microchip Technology, Inc. 4.25%, 09/01/2025	1,000	964,210
Oracle Corp. 2.50%, 04/01/2025	3,100	2,957,679

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

TSMC Arizona Corp. 1.75%, 10/25/2026	$2,220	$1,985,812

		13,208,635

		132,841,480

Financial Institutions – 17.8%
Banking – 13.5%
Banco Bilbao Vizcaya Argentaria SA 5.862%, 09/14/2026	1,000	985,080
Bank of America Corp. 3.093%, 10/01/2025	1,250	1,211,613
3.458%, 03/15/2025	500	494,055
3.824%, 01/20/2028	1,000	922,480
Barclays PLC 1.007%, 12/10/2024	1,500	1,490,310
3.932%, 05/07/2025	1,000	985,950
BPCE SA 5.15%, 07/21/2024(a)	1,100	1,084,182
Capital One Financial Corp. 2.636%, 03/03/2026	1,000	937,800
Citigroup, Inc. 3.106%, 04/08/2026	2,500	2,384,975
Credit Suisse AG/New York NY 7.95%, 01/09/2025	2,650	2,687,444
Deutsche Bank AG/New York NY 6.119%, 07/14/2026	2,000	1,968,640
Discover Bank 3.45%, 07/27/2026	2,385	2,154,132
Fifth Third Bancorp 2.375%, 01/28/2025	1,000	950,780
Goldman Sachs Group, Inc. (The) 3.814%, 04/23/2029	2,000	1,796,380
HSBC Holdings PLC 1.645%, 04/18/2026	2,210	2,055,565
2.099%, 06/04/2026	1,000	931,310
2.633%, 11/07/2025	1,000	958,810
ING Groep NV 6.354% (SOFR + 1.01%), 04/01/2027(b)	1,350	1,331,005
JPMorgan Chase & Co. 2.083%, 04/22/2026	2,500	2,349,275
5.878% (SOFR + 0.54%), 06/01/2025(b)	1,300	1,294,020
Mitsubishi UFJ Financial Group, Inc. 1.412%, 07/17/2025	2,300	2,124,924
Mizuho Financial Group, Inc. 1.554%, 07/09/2027	3,200	2,824,704
Morgan Stanley 2.72%, 07/22/2025	1,000	972,950

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

3.591%, 07/22/2028(c)	$1,000	$906,110
Series G 1.512%, 07/20/2027	2,000	1,755,540
NatWest Group PLC 4.269%, 03/22/2025	2,000	1,980,020
Santander Holdings USA, Inc. 5.807%, 09/09/2026	1,000	977,610
Sumitomo Mitsui Financial Group, Inc. 1.474%, 07/08/2025	2,600	2,407,574
Synchrony Bank 5.625%, 08/23/2027	1,865	1,707,352
Toronto-Dominion Bank (The) 5.694% (SOFR + 0.35%), 09/10/2024(b)	2,000	1,992,520
Wells Fargo & Co. 2.188%, 04/30/2026	2,850	2,681,052
2.406%, 10/30/2025	1,150	1,103,517

		50,407,679

Brokerage – 1.5%
Charles Schwab Corp. (The) 5.844% (SOFR + 0.50%), 03/18/2024(b)	3,000	2,995,350
Nomura Holdings, Inc. 1.851%, 07/16/2025	2,750	2,548,123

		5,543,473

Finance – 0.9%
Air Lease Corp. 2.30%, 02/01/2025	1,000	949,260
Aircastle Ltd. 4.125%, 05/01/2024	2,500	2,465,750

		3,415,010

REITs – 1.9%
American Tower Corp. 3.375%, 05/15/2024	2,100	2,069,340
GLP Capital LP/GLP Financing II, Inc. 5.375%, 04/15/2026	3,000	2,877,390
Kite Realty Group Trust 4.00%, 03/15/2025	1,000	955,850
Simon Property Group LP 3.50%, 09/01/2025	1,000	958,130

		6,860,710

		66,226,872

Utility – 3.0%
Electric – 2.3%
DTE Energy Co. Series F 1.05%, 06/01/2025	2,000	1,848,280

abfunds.com	AB TAXABLE MULTI-SECTOR INCOME SHARES | 17

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

National Rural Utilities Cooperative Finance Corp. 3.40%, 02/07/2028	$2,000	$1,822,380
Pinnacle West Capital Corp. 1.30%, 06/15/2025	2,700	2,502,792
WEC Energy Group, Inc. 0.80%, 03/15/2024	2,400	2,353,944

		8,527,396

Other Utility – 0.7%
American Water Capital Corp. 3.40%, 03/01/2025	1,135	1,098,850
3.85%, 03/01/2024	1,650	1,638,764

		2,737,614

		11,265,010

Total Corporates – Investment Grade (cost $216,946,936)		210,333,362

LOCAL GOVERNMENTS - US MUNICIPAL BONDS – 13.5%
United States – 13.5%
Antonio B Won Pat International Airport Authority Series 2021-A 2.499%, 10/01/2025	740	686,278
California Earthquake Authority Series 2022-A 5.603%, 07/01/2027	2,000	1,980,540
Chicago O’Hare International Airport Series 2020-D 1.168%, 01/01/2024	2,000	1,984,921
City & County of Denver CO Airport System Revenue Series 2020-C 1.115%, 11/15/2024	750	716,516
City of Detroit MI Series 2023-B 6.844%, 05/01/2028	2,000	1,981,255
City of Glendale AZ (City of Glendale AZ COP) Series 2021 0.897%, 07/01/2024	3,000	2,904,199
City of Houston TX Airport System Revenue Series 2020-C 1.272%, 07/01/2024	1,000	971,093
City of New York NY Series 2021 0.982%, 08/01/2025	380	351,118

18 | AB TAXABLE MULTI-SECTOR INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

City of San Antonio TX Series 2023 5.635%, 02/01/2026	$3,000	$3,001,516
Colorado Health Facilities Authority (Sanford Obligated Group) Series 2019-B 2.396%, 11/01/2023	1,050	1,050,000
County of Broward FL Airport System Revenue Series 2019-C 2.384%, 10/01/2026	1,000	919,673
Dallas Fort Worth International Airport Series 2023 4.738%, 11/01/2026	1,125	1,108,524
Florida Municipal Power Agency (Florida Municipal Power Agency All-Requirements Power Supply Project Revenue) Series 2021 1.425%, 10/01/2026	1,000	892,898
Inland Empire Tobacco Securitization Corp. Series 2019 3.678%, 06/01/2038	665	607,730
Louisiana Local Government Environmental Facilities & Community Development Auth (Louisiana Utilities Restoration Corp ELL System Restoration Revenue) Series 2023 5.081%, 06/01/2031	3,000	2,957,316
Metropolitan Pier & Exposition Authority Series 2022 3.00%, 06/15/2024	1,000	985,644
Metropolitan Transportation Authority Series 2019-A 5.00%, 11/15/2048	2,000	1,993,708
Municipal Electric Authority of Georgia Series 2021 1.897%, 01/01/2027	385	342,451
New Jersey Economic Development Authority (New Jersey Economic Development Authority State Lease) NATL Series 1997-A 7.425%, 02/15/2029	3,000	3,136,018
Series 2023 4.927%, 03/01/2026	1,050	1,032,490
New Jersey Turnpike Authority Series 2021-B 0.638%, 01/01/2024	1,000	991,939

abfunds.com	AB TAXABLE MULTI-SECTOR INCOME SHARES | 19

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

0.897%, 01/01/2025	$2,000	$1,897,044
New York State Urban Development Corp. (Pre-refunded - US Treasuries) Series 2020-F 0.87%, 03/15/2025	1,400	1,315,183
Pennsylvania Turnpike Commission Series 2019 2.556%, 12/01/2025	760	716,722
San Jose Evergreen Community College District Series 2012 6.649% (SOFR + 1.00%), 07/01/2043(b)	1,000	985,449
State Board of Administration Finance Corp. (Florida Hurricane Catastrophe Fund) Series 2020-A 1.258%, 07/01/2025	1,010	941,734
State of California Series 2023 5.10%, 03/01/2029	2,000	1,980,227
State of Connecticut Series 2021-A 0.508%, 06/01/2024	1,000	971,195
Series 2022-A 3.292%, 06/15/2025	1,000	966,413
State of Hawaii Airports System Revenue Series 2020-E 1.392%, 07/01/2025	1,000	934,359
State of Illinois Series 2023-A 5.254%, 05/01/2024	1,500	1,494,096
5.254%, 05/01/2025	1,000	990,048
Tennessee Energy Acquisition Corp. (Goldman Sachs Group, Inc. (The)) Series 2023-A 5.75%, 05/01/2028	2,000	1,939,453
Texas Natural Gas Securitization Finance Corp. Series 2023 5.102%, 04/01/2035	2,000	1,935,534
University of California Series 2022-S 5.00%, 05/15/2024	2,500	2,517,693

Total Local Governments – US Municipal Bonds (cost $51,904,682)		50,180,977

20 | AB TAXABLE MULTI-SECTOR INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

AGENCIES – 12.0%
Agency Debentures – 12.0%
Federal Home Loan Banks 4.00%, 06/30/2028	$3,750	$3,603,188
4.50%, 10/03/2024	24,000	23,792,400
4.625%, 06/06/2025	1,600	1,585,792
5.00%, 02/28/2025	16,000	15,932,160

Total Agencies (cost $45,312,449)		44,913,540

ASSET-BACKED SECURITIES – 10.8%
Autos - Fixed Rate – 7.7%
American Credit Acceptance Receivables Trust Series 2023-1, Class A 5.45%, 09/14/2026(a)	670	668,328
Americredit Automobile Receivables Trust Series 2023-1, Class A2A 5.84%, 10/19/2026	1,868	1,863,240
Avis Budget Rental Car Funding AESOP LLC Series 2023-3A, Class A 5.44%, 02/22/2028(a)	3,000	2,921,468
Carmax Auto Owner Trust Series 2021-1, Class C 0.94%, 12/15/2026	500	462,691
Carvana Auto Receivables Trust Series 2021-N1, Class C 1.30%, 01/10/2028	337	314,829
Series 2023-N1, Class A 6.36%, 04/12/2027(a)	1,041	1,040,222
Series 2023-P3, Class A2 6.09%, 11/10/2026	750	748,828
CPS Auto Receivables Trust Series 2021-B, Class C 1.23%, 03/15/2027(a)	383	379,313
DT Auto Owner Trust Series 2021-1A, Class C 0.84%, 10/15/2026(a)	289	284,236
Exeter Automobile Receivables Trust Series 2021-1A, Class C 0.74%, 01/15/2026	255	253,356
Flagship Credit Auto Trust Series 2023-1, Class A2 5.38%, 12/15/2026(a)	2,347	2,332,968
Foursight Capital Automobile Receivables Trust Series 2021-1, Class C 1.02%, 09/15/2026(a)	776	766,903

abfunds.com	AB TAXABLE MULTI-SECTOR INCOME SHARES | 21

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Series 2023-1, Class A2 5.43%, 10/15/2026(a)	$2,251	$2,238,123
JPMorgan Chase Bank, NA - CACLN Series 2021-1, Class B 0.875%, 09/25/2028(a)	295	288,340
LAD Auto Receivables Trust Series 2023-1A, Class A2 5.68%, 10/15/2026(a)	2,214	2,206,487
Lendbuzz Securitization Trust Series 2023-1A, Class A2 6.92%, 08/15/2028(a)	3,211	3,194,278
Santander Bank Auto Credit-Linked Notes Series 2023-A, Class B 6.493%, 06/15/2033	475	473,935
Tricolor Auto Securitization Trust Series 2023-1A, Class A 6.48%, 08/17/2026(a)	1,665	1,659,723
Westlake Automobile Receivables Trust Series 2021-1A, Class C 0.95%, 03/16/2026(a)	1,403	1,384,696
Series 2023-2A, Class A2A 5.87%, 07/15/2026(a)	2,747	2,742,510
World Omni Select Auto Trust Series 2023-A, Class A2A 5.92%, 03/15/2027	2,652	2,644,938

		28,869,412

Other ABS - Fixed Rate – 3.1%
ACHV ABS Trust Series 2023-2PL, Class A 6.42%, 05/20/2030(a)	90	89,793
Affirm Asset Securitization Trust Series 2021-Z1, Class A 1.07%, 08/15/2025(a)	106	104,164
Commonwealth of Massachusetts Series 2022-B 4.11%, 07/15/2031	1,507	1,447,101
Dext ABS LLC Series 2023-1, Class A2 5.99%, 03/15/2032(a)	2,250	2,215,097
Domino’s Pizza Master Issuer LLC Series 2021-1A, Class A2I 2.662%, 04/25/2051(a)	780	651,320
Oklahoma Development Finance Authority Series 2022, Class A1 3.877%, 05/01/2037	1,629	1,509,321

22 | AB TAXABLE MULTI-SECTOR INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Pagaya AI Debt Trust Series 2023-3, Class A 7.60%, 12/16/2030(a)	$2,394	$2,400,725
Theorem Funding Trust Series 2023-1A, Class A 7.58%, 04/15/2029(a)	577	578,906
Upstart Securitization Trust Series 2023-2, Class A 6.77%, 06/20/2033	2,492	2,485,397

		11,481,824

Total Asset-Backed Securities (cost $40,950,302)		40,351,236

COLLATERALIZED MORTGAGE OBLIGATIONS – 3.7%
Risk Share Floating Rate – 3.7%
Connecticut Avenue Securities Trust Series 2023-R03, Class 2M1 7.821% (SOFR + 2.50%), 04/25/2043(a)(b)	1,015	1,027,035
Series 2023-R04, Class 1M1 7.621% (SOFR + 2.30%), 05/25/2043(a)(b)	1,849	1,873,073
Series 2023-R05, Class 1M1 7.221% (SOFR + 1.90%), 06/25/2043(a)(b)	2,520	2,529,642
Series 2023-R06, Class 1M1 7.021% (SOFR + 1.70%), 07/25/2043(a)(b)	888	887,730
Series 2023-R07, Class 2M1 7.271% (SOFR + 1.95%), 09/25/2043(a)(b)	1,147	1,149,201
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2014-DN3, Class M3 9.435% (SOFR + 4.11%), 08/25/2024(b)	28	27,920
Series 2015-DNA1, Class M3 8.735% (SOFR + 3.41%), 10/25/2027(b)	23	23,011
Series 2023-DNA1, Class M1A 7.421% (SOFR + 2.10%), 03/25/2043(a)(b)	370	372,722
Series 2023-DNA2, Class M1A 7.421% (SOFR + 2.10%), 04/25/2043(a)(b)	1,459	1,471,023
Series 2023-HQA1, Class M1A 7.321% (SOFR + 2.00%), 05/25/2043(a)(b)	2,366	2,374,745
Series 2023-HQA2, Class M1A 7.321% (SOFR + 2.00%), 06/25/2043(b)	1,589	1,595,002
Federal National Mortgage Association Connecticut Avenue Securities Series 2014-C01, Class M2 9.835% (SOFR + 4.51%), 01/25/2024(b)	110	110,609
Series 2014-C03, Class 2M2 8.335% (SOFR + 3.01%), 07/25/2024(b)	37	37,073

abfunds.com	AB TAXABLE MULTI-SECTOR INCOME SHARES | 23

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Series 2016-C01, Class 1M2 12.185% (SOFR + 6.86%), 08/25/2028(b)	$147	$156,462
Series 2016-C02, Class 1M2 11.435% (SOFR + 6.11%), 09/25/2028(b)	124	129,584

		13,764,832

Agency Fixed Rate – 0.0%
Federal Home Loan Mortgage Corp. REMICs Series 4029, Class LD 1.75%, 01/15/2027	29	28,270
Series 4459, Class CA 5.00%, 12/15/2034	13	12,741

		41,011

Total Collateralized Mortgage Obligations (cost $13,735,187)		13,805,843

COMMERCIAL MORTGAGE-BACKED SECURITIES – 0.3%
Non-Agency Floating Rate CMBS – 0.3%
BAMLL Commercial Mortgage Securities Trust Series 2017-SCH, Class AF 6.382% (SOFR + 1.05%), 11/15/2033(a)(b)	1,000	904,695
Invitation Homes Trust Series 2018-SFR4, Class A 6.55% (SOFR + 1.21%), 01/17/2038(a)(b)	304	303,878

		1,208,573

Non-Agency Fixed Rate CMBS – 0.0%
LSTAR Commercial Mortgage Trust Series 2016-4, Class A2 2.579%, 03/10/2049(a)	19	18,625

Total Commercial Mortgage-Backed Securities (cost $1,322,902)		1,227,198

CORPORATES - NON-INVESTMENT GRADE – 0.2%
Industrial – 0.2%
Consumer Non-Cyclical – 0.2%
Newell Brands, Inc. 4.875%, 06/01/2025	183	175,748
5.20%, 04/01/2026(c)	613	578,396

Total Corporates – Non-Investment Grade (cost $831,908)		754,144

24 | AB TAXABLE MULTI-SECTOR INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS – 2.4%
Investment Companies – 2.4%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 5.27%(d)(e)(f) (cost $9,057,856)	9,057,856	$9,057,856

Total Investments – 99.3% (cost $380,062,222)		370,624,156
Other assets less liabilities – 0.7%		2,766,626

Net Assets – 100.0%		$373,390,782

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note C)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)			Unrealized Appreciation (Depreciation)
USD	44,000	01/31/2024	1 Day SOFR	1.031%	Annual	$(1,816,773)	$	– 0	–	$(1,816,773)
USD	55,500	07/31/2025	1 Day SOFR	5.057%	Annual	(12,146)		– 0	–	(12,146)

						$(1,828,919)	$	– 0	–	$(1,828,919)

CREDIT DEFAULT SWAPS (see Note C)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at October 31, 2023	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Sale Contracts
Citigroup Global Markets, Inc.
CDX-CMBX.NA.A Series 6, 05/11/2063*	2.00%	Monthly	7.50%	USD	717	$(130,798)	$6,216	$(137,014)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	28	(3,726)	(3,486)	(240)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	15	(2,021)	(1,377)	(644)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	85	(11,369)	(7,627)	(3,742)

abfunds.com	AB TAXABLE MULTI-SECTOR INCOME SHARES | 25

PORTFOLIO OF INVESTMENTS (continued)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at October 31, 2023	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Credit Suisse International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	7.50%	USD	9	$(1,137)	$(782)	$(355)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	106	(14,148)	(9,740)	(4,408)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	159	(21,158)	(14,192)	(6,966)
Goldman Sachs International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	138	(18,379)	(11,966)	(6,413)
JPMorgan Securities, LLC
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	159	(21,221)	(22,056)	835

						$(223,957)	$(65,010)	$(158,947)

*	Termination date

(a)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At October 31, 2023, the aggregate market value of these securities amounted to $43,844,416 or 11.7% of net assets.

(b)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at October 31, 2023.

(c)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at October 31, 2023.

(d)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(e)	Affiliated investments.

(f)	The rate shown represents the 7-day yield as of period end.

Glossary:

ABS – Asset-Backed Securities

CDX-CMBX.NA – North American Commercial Mortgage-Backed Index

COP – Certificate of Participation

NATL – National Interstate Corporation

REIT – Real Estate Investment Trust

REMICs – Real Estate Mortgage Investment Conduits

SOFR – Secured Overnight Financing Rate

UPMC – University of Pittsburgh Medical Center

See notes to financial statements.

26 | AB TAXABLE MULTI-SECTOR INCOME SHARES	abfunds.com

STATEMENT OF ASSETS & LIABILITIES

October 31, 2023 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $371,004,366)	$361,566,300
Affiliated issuers (cost $9,057,856)	9,057,856
Cash	1,166
Cash collateral due from broker	1,395,357
Unaffiliated interest and dividends receivable	2,671,036
Receivable for shares of beneficial interest sold	262,411
Affiliated dividends receivable	54,859
Receivable due from Adviser	1,591

Total assets	375,010,576

Liabilities
Dividends payable	1,113,314
Payable for shares of beneficial interest redeemed	281,924
Market value on credit default swaps (net premiums received $65,010)	223,957
Payable for variation margin on centrally cleared swaps	599

Total liabilities	1,619,794

Net Assets	$373,390,782

Composition of Net Assets
Shares of beneficial interest, at par	$392
Additional paid-in capital	387,146,291
Accumulated loss	(13,755,901)

Net Assets	$373,390,782

Net Asset Value Per Share—unlimited shares of beneficial interest authorized, $.00001 par value (based on 39,220,848 common shares outstanding)	$9.52

See notes to financial statements.

abfunds.com	AB TAXABLE MULTI-SECTOR INCOME SHARES | 27

STATEMENT OF OPERATIONS

Six Months Ended October 31, 2023 (unaudited)

Investment Income
Interest	$7,073,091
Dividends—Affiliated issuers	207,715
Other income(a)	30,657

Total investment income		$7,311,463

Realized and Unrealized Loss on Investment Transactions
Net realized loss on:
Investment transactions		(255,614)
Swaps		(403,072)
Net change in unrealized appreciation (depreciation) of:
Investments		(2,245,112)
Swaps		(9,556)

Net loss on investment transactions		(2,913,354)

Net Increase in Net Assets from Operations		$4,398,109

(a)	Other income includes a reimbursement for investment in affiliated issuer (see Note B).

See notes to financial statements.

28 | AB TAXABLE MULTI-SECTOR INCOME SHARES	abfunds.com

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended October 31, 2023 (unaudited)	Year Ended April 30, 2023
Increase (Decrease) in Net Assets from Operations
Net investment income	$7,311,463	$7,962,554
Net realized loss on investment transactions	(658,686)	(2,818,491)
Net change in unrealized appreciation (depreciation) of investments	(2,254,668)	2,811,701

Net increase in net assets from operations	4,398,109	7,955,764
Distribution to Shareholders	(6,456,431)	(7,997,925)
Transactions in Shares of Beneficial Interest
Net increase	3,585,694	74,739,391

Total increase	1,527,372	74,697,230
Net Assets
Beginning of period	371,863,410	297,166,180

End of period	$373,390,782	$371,863,410

See notes to financial statements.

abfunds.com	AB TAXABLE MULTI-SECTOR INCOME SHARES | 29

NOTES TO FINANCIAL STATEMENTS

October 31, 2023 (unaudited)

NOTE A

Significant Accounting Policies

AB Corporate Shares (the “Trust”) is registered under the Investment Company Act of 1940 (the “1940 Act”), as an open-end, diversified management investment company. The Trust, which is a Massachusetts Business Trust, operates as a “series” company currently offering five separate portfolios: AB Corporate Income Shares, AB Municipal Income Shares, AB Taxable Multi-Sector Income Shares, AB Impact Municipal Income Shares and AB Tax-Aware Real Return Income Shares. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to AB Taxable Multi-Sector Income Shares (the “Fund”).

Shares of the Fund are offered exclusively to holders of accounts established under wrap fee programs sponsored and maintained by certain registered investment advisers approved by AllianceBernstein L.P. (the “Adviser”). The Fund’s shares may be purchased at the relevant net asset value without a sales charge or other fee. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at “fair value” as determined in accordance with procedures approved by and under the oversight of the Trust’s Board of Trustees (the “Board”). Pursuant to these procedures, the Adviser serves as the Fund’s valuation designee pursuant to Rule 2a-5 of the 1940 Act. In this capacity, the Adviser is responsible, among other things, for making all fair value determinations relating to the Fund’s portfolio investments, subject to the Board’s oversight.

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued

30 | AB TAXABLE MULTI-SECTOR INCOME SHARES	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have

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NOTES TO FINANCIAL STATEMENTS (continued)

occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models

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and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of October 31, 2023:

Investments in Securities:	Level 1			Level 2		Level 3			Total
Assets:
Corporates – Investment Grade	$	– 0	–	$210,333,362		$	– 0	–	$210,333,362
Local Governments – US Municipal Bonds		– 0	–	50,180,977			– 0	–	50,180,977
Agencies		– 0	–	44,913,540			– 0	–	44,913,540
Asset-Backed Securities		– 0	–	40,351,236			– 0	–	40,351,236
Collateralized Mortgage Obligations		– 0	–	13,805,843			– 0	–	13,805,843
Commercial Mortgage-Backed Securities		– 0	–	1,227,198			– 0	–	1,227,198
Corporates—Non-Investment Grade		– 0	–	754,144			– 0	–	754,144
Short-Term Investments		9,057,856		– 0	–		– 0	–	9,057,856

Total Investments in Securities		9,057,856		361,566,300			– 0	–	370,624,156
Other Financial Instruments(a):
Assets		– 0	–	– 0	–		– 0	–	– 0	–
Liabilities:
Centrally Cleared Interest Rate Swaps		– 0	–	(1,828,919)			– 0	–	(1,828,919	)(b)
Credit Default Swaps		– 0	–	(223,957)			– 0	–	(223,957)

Total		$9,057,856		$359,513,424		$	– 0	–	$368,571,280

(a)

Other financial instruments include reverse repurchase agreements and derivative instruments, such as futures, forwards and swaps. Derivative instruments are valued at the unrealized appreciation (depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, written options and written swaptions which are valued at market value.

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NOTES TO FINANCIAL STATEMENTS (continued)

(b)

Only variation margin receivable (payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

3. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. Non-cash dividends, if any, are recorded on the ex-dividend date at the fair value of the securities received. The Fund amortizes premiums and accretes discounts as adjustments to interest income. The Fund accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

5. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the Advisory Agreement, the Fund pays no advisory fee to the Adviser and the Adviser reimburses or pays for the Fund’s operating expenses. The Fund is an integral part of separately managed accounts in

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wrap fee programs and other investment programs. Typically, participants in these programs pay a fee to their investment adviser for all costs and expenses of the separately managed account, including costs and expenses associated with the Fund, and a fee is paid by their investment adviser to the Adviser. In certain cases, participants may have a direct relationship with the Adviser without the involvement of a third party investment adviser, in which case the participant would pay a fee directly to the Adviser. The Adviser serves as investment manager and adviser of the Fund and continuously furnishes an investment program for the Fund and manages, supervises and conducts the affairs of the Fund, subject to the supervisions of the Fund’s Board. The Advisory Agreement provides that the Adviser or an affiliate will furnish, or pay the expenses of the Fund for, office space, facilities and equipment, services of executive and other personnel of the Fund and certain administrative services.

The Fund has entered into a distribution agreement with AllianceBernstein Investments, Inc., the Fund’s principal underwriter (the “Underwriter”), to permit the Underwriter to distribute the Fund’s shares, which are sold at their net asset value without any sales charge. The Fund does not pay a fee for this service. The Underwriter is a wholly owned subsidiary of the Adviser.

AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, acts as the Fund’s registrar, transfer agent and dividend-disbursing agent. ABIS registers the transfer, issuance and redemption of Fund shares and disburses dividends and other distributions to Fund shareholders. The Fund does not pay a fee for this service.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of ..20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser had contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2023. Effective September 1, 2023, the Adviser has contractually agreed to waive .05% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .15%) until August 31, 2024. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to reimburse its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the six months ended October 31, 2023, such reimbursement amounted to $4,888.

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NOTES TO FINANCIAL STATEMENTS (continued)

A summary of the Fund’s transactions in AB mutual funds for the six months ended October 31, 2023 is as follows:

Fund	Market Value 4/30/23 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 10/31/23 (000)	Dividend Income (000)
Government Money Market Portfolio	$3,254	$81,571	$75,767	$9,058	$208

NOTE C

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended October 31, 2023 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$34,271,777	$39,431,574
U.S. government securities	23,111,405	8,436,685

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$139,885
Gross unrealized depreciation	(11,565,817)

Net unrealized depreciation	$(11,425,932)

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk or currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures, making direct investments in foreign currencies, as described below under “Currency Transactions.” A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the

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difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation (depreciation) of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation (depreciation) of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the

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NOTES TO FINANCIAL STATEMENTS (continued)

statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the six months ended October 31, 2023, the Fund held interest rate swaps for hedging and non-hedging purposes.

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale

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Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation. In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same referenced obligations with the same counterparty.

Credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the six months ended October 31, 2023, the Fund held credit default swaps for hedging purposes.

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The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty table below for additional details.

During the six months ended October 31, 2023, the Fund had entered into the following derivatives:

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts			Payable for variation margin on centrally cleared swaps	$1,828,919	*

Credit contracts			Market value on credit default swaps	223,957

Total				$2,052,876

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments.

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Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation (depreciation) of swaps	$(343,174)	$(128,479)

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation (depreciation) of swaps	(59,898)	118,923

Total		$(403,072)	$(9,556)

The following table represents the average monthly volume of the Fund’s derivative transactions during the six months ended October 31, 2023:

Centrally Cleared Interest Rate Swaps:
Average notional amount	$71,285,714
Credit Default Swaps:
Average notional amount of sale contracts	$1,873,760

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of October 31, 2023. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset			Cash Collateral Pledged*		Security Collateral Pledged*			Net Amount of Derivative Liabilities
Citigroup Global Markets, Inc.	$147,914	$	– 0	–	$(147,914)		$	– 0	–	$	– 0	–
Credit Suisse International	36,443		– 0	–	– 0	–		– 0	–		36,443
Goldman Sachs International	18,379		– 0	–	– 0	–		– 0	–		18,379
JPMorgan Securities, LLC	21,221		– 0	–	(21,221)			– 0	–		– 0	–

Total	$223,957	$	– 0	–	$(169,135)		$	– 0	–		$54,822	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

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2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE D

Shares of Beneficial Interest

Transactions in shares of beneficial interest were as follows:

	Shares		Amount
	Six Months Ended October 31, 2023 (unaudited)	Year Ended April 30, 2023	Six Months Ended October 31, 2023 (unaudited)	Year Ended April 30, 2023

Shares sold	5,890,544	19,324,851	$56,130,398	$183,674,700

Shares redeemed	(5,513,940)	(11,468,545)	(52,544,704)	(108,935,309)

Net increase	376,604	7,856,306	$3,585,694	$74,739,391

NOTE E

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market.

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and any accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

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Interest-Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations. The Fund may be subject to a greater risk of rising interest rates than would normally be the case due to the recent end of a period of historically low rates and the effects of potential central bank monetary policy, and government fiscal policy, initiatives and market reactions to those initiatives.

Duration Risk—Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to the full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

Below Investment-Grade Securities Risk—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity and negative perceptions of the junk bond market generally and may be more difficult to trade than other types of securities.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline, as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Emerging-Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

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Mortgage-Related and/or Other Asset-Backed Securities Risk—Investments in mortgage-related and other asset-backed securities are subject to certain additional risks. The value of these securities may be particularly sensitive to changes in interest rates. These risks include “extension risk”, which is the risk that, in periods of rising interest rates, issuers may delay the payment of principal, and “prepayment risk”, which is the risk that in periods of falling interest rates, issuers may pay principal sooner than expected, exposing the Fund to a lower rate of return upon reinvestment of principal. Mortgage-backed securities offered by non-governmental issuers and other asset-backed securities may be subject to other risks, such as higher rates of default in the mortgages or assets backing the securities or risks associated with the nature and servicing of mortgages or assets backing the securities.

Municipal Market Risk—This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Fund’s investments in municipal securities. These factors include economic conditions, political or legislative changes, public health crises, uncertainties related to the tax status of municipal securities, and the rights of investors in these securities. To the extent that the Fund invests more of its assets in a particular state’s municipal securities, the Fund may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism, public health crises (including the occurrence of a contagious disease or illness) and catastrophic natural disasters, such as hurricanes, fires or earthquakes. The Fund’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

In addition, changes in tax rates or the treatment of income from certain types of municipal securities, among other things, could negatively affect the municipal securities markets.

Sector Risk—The Fund may have more risk because it may invest to a significant extent in one or more particular market sectors. To the extent it does so, market or economic factors affecting the relevant sector(s) could have a major effect on the value of the Fund’s investments.

Derivatives Risk—Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying asset, which

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could cause the Fund to suffer a potentially unlimited loss. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Fund, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

LIBOR Replacement Risk—The Fund may be exposed to debt securities, derivatives or other financial instruments that recently transitioned from the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. LIBOR’s administrator, ICE Benchmark Administration, ceased publishing most LIBOR settings (including some U.S. LIBOR settings) by the end of 2021 and the remaining (and most widely used) U.S. Dollar LIBOR settings after June 30, 2023. The United Kingdom Financial Conduct Authority, which regulates LIBOR, will permit the use of synthetic U.S. Dollar LIBOR rates for non-U.S. contracts through September 30, 2024, but any such rates would be considered non-representative of the underlying market. Since 2018 the Federal Reserve Bank of New York has published the Secured Overnight Financing Rate (referred to as SOFR), which is intended to replace U.S. Dollar LIBOR. SOFR is a broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities in the repurchase agreement (repo) market. There is no assurance that the composition or characteristics of SOFR or any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that the market for SOFR-linked financial instruments will have the same volume or liquidity as did the market for LIBOR-linked financial instruments prior to LIBOR’s discontinuance or unavailability. Neither the long-term effects of the LIBOR transition process nor its ultimate success can yet be known.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification

abfunds.com	AB TAXABLE MULTI-SECTOR INCOME SHARES | 45

NOTES TO FINANCIAL STATEMENTS (continued)

provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE F

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing related to redemptions and other short term liquidity requirements, subject to certain restrictions. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended October 31, 2023.

NOTE G

Distributions to Shareholders

The tax character of distributions to be paid for the year ending April 30, 2024 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended April 30, 2023 and April 30, 2022 were as follows:

	2023	2022
Distributions paid from:
Ordinary income	$7,510,630	$3,392,140
Net long-term capital gains	487,295	1,412,066

Total taxable distributions paid	$7,997,925	$4,804,206

As of April 30, 2023, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$898,596
Accumulated capital and other losses	(2,978,009	)(a)
Unrealized appreciation (depreciation)	(8,730,221	)(b)

Total accumulated earnings (deficit)	$(10,809,634	)(c)

(a)	As of April 30, 2023, the Fund had a net capital loss carryforward of $2,978,009.

(b)

The differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable primarily to the tax treatment of callable bonds, the tax treatment of swaps, and the tax deferral of losses on wash sales.

(c)	The difference between book-basis and tax-basis components of accumulated earnings (deficit) is attributable primarily to dividends payable.

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NOTES TO FINANCIAL STATEMENTS (continued)

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of April 30, 2023, the Fund had a net short-term capital loss carryforward of $2,978,009, which may be carried forward for an indefinite period.

NOTE H

Recent Accounting Pronouncements

In December 2022, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2022-06, “Reference Rate Reform (Topic 848) – Deferral of the Sunset Date of Topic 848”. ASU 2022-06 is an amendment to ASU 2020-04, which provided optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates and which was effective as of March 12, 2020 through December 31, 2022. ASU 2022-06 extends the effective period through December 31, 2024. Management is currently evaluating the impact, if any, of applying ASU 2022-06.

NOTE I

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

abfunds.com	AB TAXABLE MULTI-SECTOR INCOME SHARES | 47

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Six Months Ended October 31, 2023 (unaudited)	Year Ended April 30,
2023	2022	2021	2020	2019

Net asset value, beginning of period	$ 9.57	$ 9.59	$ 10.04	$ 9.89	$ 9.82	$ 9.70

Income From Investment Operations

Net investment income(a)	.19	.23	.10	.14	.24	.25

Net realized and unrealized gain (loss) on investment transactions	(.06)	(.02)	(.39)	.16	.09	.13

Net increase (decrease) in net asset value from operations	.13	.21	(.29)	.30	.33	.38

Less: Dividends and Distributions

Dividends from net investment income	(.17)	(.22)	(.12)	(.15)	(.26)	(.26)

Distributions from net realized gain on investment transactions	(.01)	(.01)	(.04)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.18)	(.23)	(.16)	(.15)	(.26)	(.26)

Net asset value, end of period	$ 9.52	$ 9.57	$ 9.59	$ 10.04	$ 9.89	$ 9.82

Total Return

Total investment return based on net asset value(b)	1.22%	2.21%	(2.98)%	3.02%	3.43%	4.00%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$373,391	$371,863	$297,166	$305,872	$178,508	$154,300

Ratio to average net assets of:

Expenses	.00%	.00%	.00%	.00%	.01	%(c)	.00%

Net investment income	3.93	%^	2.44%	1.03%	1.36%	2.47%	2.62%

Portfolio turnover rate	13%	56%	45%	74%	124%	45%

(a)	Based on average shares outstanding.

(b)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(c)	The expense ratio, excluding bank overdraft expense, is .00%.

^	Annualized.

See notes to financial statements.

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BOARD OF TRUSTEES

Garry L. Moody(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Onur Erzan, President and Chief Executive Officer	Nancy P. Jacklin(1) Jeanette W. Loeb(1) Carol C. McMullen(1) Marshall C. Turner, Jr.(1)

OFFICERS

Scott A. DiMaggio(2), Vice President Matthew S. Sheridan(2), Vice President Nancy E. Hay, Secretary Michael B. Reyes, Senior Vice President	Stephen M. Woetzel, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Jennifer Friedland, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company
One Congress Street, Suite 1

Boston, MA 02114

Principal Underwriter

AllianceBernstein Investments, Inc.
501 Commerce Street

Nashville, TN 37203

Transfer Agent

AllianceBernstein Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278
Toll-Free (800) 221-5672

Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004 Independent Registered Public Accounting Firm Ernst & Young LLP One Manhattan West New York, NY 10001

1	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s Core Fixed-Income Team. Messrs. DiMaggio and Sheridan are the investment professionals primarily responsible for the day-to-day management of the Fund’s portfolio.

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Operation and Effectiveness of the Fund’s Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Fund’s Board of Trustees (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2023, which covered the period January 1, 2022 through December 31, 2022 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner.

Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Fund’s LRMP is adequately designed, has been implemented as intended,

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and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP. During the Program Reporting Period, liquidity in all markets was challenged due to rising rates and economic uncertainty. However, markets also remained orderly during the Program Reporting Period. There were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested trustees (the “directors”) of AB Corporate Shares (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Taxable Multi-Sector Income Shares (the “Fund”) at a meeting held in-person on August 1-2, 2023 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Vice President of the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors noted that the Fund is designed as a vehicle for the wrap fee account market (where investors pay fees to a wrap fee sponsor which pays investment fees and expenses from such fee). The directors also noted that no advisory fee is payable by the Fund, that the Advisory Agreement does not include the reimbursement provision for certain administrative expenses included in the advisory agreements of most of the open-end AB Funds, and that the Adviser is responsible for payment of the Fund’s ordinary expenses. The directors noted that the Company acknowledges in the Advisory Agreement that the Adviser and its affiliates expect to receive compensation from third parties in connection with services provided under the Advisory Agreement. The directors further noted that the Adviser receives payments from the wrap fee program sponsors (the “Sponsors”) that use the Fund as an investment vehicle for their clients.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the money market fund advised by the Adviser in which the Fund invests a portion of its assets.

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The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2021 and 2022 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the request of the directors. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

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Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the money market fund advised by the Adviser in which the Fund invests. The directors noted that the Adviser is compensated by the Sponsors. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing the Fund’s performance against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended May 31, 2023 and (in the case of comparisons with the broad-based securities market index) for the period from inception. The directors were cognizant that the Fund was neither designed nor offered as a standalone investment and was intended to serve solely as a component of certain separately managed accounts (“SMAs”). The Adviser had explained that this attribute made it difficult to select an appropriate benchmark for the Fund. At the directors’ request, the Adviser provided information showing the weighting of the Fund in a current SMA and the overall performance of the SMA versus its stated benchmark. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees

The directors considered the advisory fee rate payable by the Fund to the Adviser (zero) and information provided by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees payable by other funds.

The directors noted the unusual arrangements in the Advisory Agreement providing for no advisory fee but were cognizant that the Adviser is indirectly compensated by the Sponsors for its services to the Fund. The directors reviewed the fee arrangements between the Adviser and each of the current Sponsors and noted that such fees were negotiated on an arm’s length basis and were within the range of fees paid by wrap fee sponsors to other advisers of similar funds. While the Adviser’s fee arrangements with the Sponsors vary, the directors acknowledged the

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Adviser’s view that a portion of such fees (less the expenses of the Fund paid by the Adviser) may reasonably be viewed as compensating the Adviser for advisory services it provides to the Fund (the “implied fee”) and that the Adviser believes that while the Sponsors pay the Adviser different fee rates, the rate of fee attributable to Fund management at the Fund level is the same for all Sponsors. The directors also considered the fee rate schedules used by other registered investment companies that invest in fixed income securities that are advised by the Adviser.

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Vice President and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds utilizing investment strategies similar to those of the Fund, on the other. The directors recognized that such information was of limited utility in light of the Fund’s unusual fee arrangement. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also compared the advisory fee rate for the Fund with that for another fund advised by the Adviser utilizing similar investment strategies.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

abfunds.com	AB TAXABLE MULTI-SECTOR INCOME SHARES | 55

The directors did not consider comparative expense information for the Fund because the Fund does not bear ordinary expenses.

Economies of Scale

The directors did not consider the extent to which fee levels in the Advisory Agreement for the Fund reflect economies of scale because the Advisory Agreement does not provide for any compensation to be paid to the Adviser by the Fund and the Fund’s expense ratio is zero. They did note, however, that the fee payable to the Adviser by the current Sponsors declines at a breakpoint based on either individual account sizes or on total assets managed by the Adviser for the Sponsor.

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This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

Select US Equity Portfolio

Sustainable US Thematic Portfolio

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/GLOBAL EQUITY

CORE

Global Core Equity Portfolio

International Low Volatility Equity Portfolio1

Sustainable Global Thematic Fund

Sustainable International Thematic Fund

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

GROWTH

Concentrated International Growth Portfolio

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

Global Bond Fund

High Income Fund

Income Fund

Intermediate Duration Portfolio

Short Duration High Yield Portfolio1

Short Duration Income Portfolio

Short Duration Portfolio

Sustainable Thematic Credit Portfolio

Total Return Bond Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

MULTI-ASSET

All Market Total Return Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Sustainable Thematic Balanced Portfolio

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

EXCHANGE-TRADED FUNDS

Disruptors ETF

High Yield ETF

Tax-Aware Short Duration Municipal ETF

Ultra Short Income ETF

US High Dividend ETF

US Large Cap Strategic Equities ETF

US Low Volatility Equity ETF

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1

Prior to July 5, 2023, International Low Volatility Equity Portfolio was named International Strategic Core Portfolio and Short Duration High Yield Portfolio was named Limited Duration High Income Portfolio.

abfunds.com	AB TAXABLE MULTI-SECTOR INCOME SHARES | 57

NOTES

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NOTES

abfunds.com	AB TAXABLE MULTI-SECTOR INCOME SHARES | 59

NOTES

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AB TAXABLE MULTI-SECTOR INCOME SHARES

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

TMSIS-0152-1023

OCT    10.31.23

SEMI-ANNUAL REPORT

AB MUNICIPAL INCOME SHARES

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We’re pleased to provide this report for AB Municipal Income Shares (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

At AB, we’re striving to help our clients achieve better outcomes by:

+	Fostering diverse perspectives that give us a distinctive approach to navigating global capital markets

+	Applying differentiated investment insights through a connected global research network

+	Embracing innovation to design better ways to invest and leading-edge mutual-fund solutions

Whether you’re an individual investor or a multibillion-dollar institution, we’re putting our knowledge and experience to work for you every day.

For more information about AB’s comprehensive range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in AB mutual funds—and for placing your trust in our firm.

Sincerely,

Onur Erzan

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB MUNICIPAL INCOME SHARES | 1

SEMI-ANNUAL REPORT

December 20, 2023

This report provides management’s discussion of fund performance for AB Municipal Income Shares for the semi-annual reporting period ended October 31, 2023. Please note, shares of this Fund are available only to separately managed accounts or participants in “wrap fee” programs or other investment programs approved by the Adviser.

The investment objective of the Fund is to earn the highest level of current income, exempt from federal taxation, that is available consistent with what the Adviser considers to be an appropriate level of risk.

NAV RETURNS AS OF OCTOBER 31, 2023 (unaudited)

	6 Months	12 Months

AB MUNICIPAL INCOME SHARES	-7.27%	1.42%

Bloomberg Municipal Bond Index	-4.65%	2.64%

INVESTMENT RESULTS

The table above shows the Fund’s performance compared with its benchmark, the Bloomberg Municipal Bond Index, for the six- and 12-month periods ended October 31, 2023.

For the six-month period, the Fund underperformed the benchmark. An overweight to municipal credit and yield-curve positioning detracted, relative to the benchmark. Sector allocation to senior living and industrial development contributed to performance.

For the 12-month period, the Fund underperformed the benchmark. An overweight to municipal credit and yield-curve positioning detracted from performance, while sector allocation to tobacco and industrial development contributed.

The Fund used derivatives for hedging purposes in the form of interest rate swaps, which added to absolute performance for both periods, as well as Consumer Price Index swaps, which had no material impact for either period.

MARKET REVIEW AND INVESTMENT STRATEGY

For the six-month period ending October 31, 2023, the yield on a 10-Year AAA municipal bond rose to 3.61% from 2.36% and the yield on the 10-Year US Treasury rose to 4.91% from 3.60%. After-tax spreads compressed over the period, which indicated the municipals became more expensive relative to Treasuries. However, worries that the US Federal

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Reserve would continue its policy tightening stance longer than anticipated caused a sell-off during the period and was a headwind to performance.

The Fund’s Senior Investment Management Team relies on an investment process that combines quantitative and fundamental research to build effective municipal bond portfolios.

The Fund may purchase municipal securities that are insured under policies issued by certain insurance companies. Historically, insured municipal securities typically received a higher credit rating, which meant that the issuer of the securities paid a lower interest rate. As a result of declines in the credit quality and associated downgrades of most bond insurers, insurance has less value than it did in the past. In purchasing such insured securities, the Adviser evaluates the risk and return of municipal securities through its own research. If an insurance company’s rating is downgraded or the company becomes insolvent, the prices of municipal securities insured by the insurance company may decline. As of October 31, 2023, the Fund’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity were 2.49% and 0.00%, respectively.

INVESTMENT POLICIES

The Fund pursues its objective by investing principally in high-yielding municipal securities that may be noninvestment grade or investment-grade. As a matter of fundamental policy, the Fund invests, under normal circumstances, at least 80% of its net assets in municipal securities that pay interest that is exempt from federal income tax. These securities may pay interest that is subject to the federal alternative minimum tax for certain taxpayers.

The Adviser selects securities for purchase or sale based on its assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of the Fund. In making this assessment, the Adviser takes into account various factors, including the credit quality and sensitivity to interest rates of the securities under consideration and of the Fund’s other holdings.

The Fund may invest without limit in lower-rated securities (“junk bonds”), which may include securities having the lowest rating, and in unrated securities that, in the Adviser’s judgment, would be lower-rated securities if rated. The Fund may invest in fixed-income securities with any maturity or duration. The Fund will seek to increase income for shareholders by investing in longer maturity bonds. Consistent with its

(continued on next page)

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objective of seeking a higher level of income, the Fund may experience greater volatility and a higher risk of loss of principal than other municipal funds.

The Fund may also invest in tender option bond transactions (“TOBs”); forward commitments; zero-coupon municipal securities and variable-, floating- and inverse-floating-rate municipal securities; certain types of mortgage-related securities; and derivatives, such as options, futures contracts, forwards and swaps.

The Fund may make short sales of securities or maintain a short position, and may use other investment techniques. The Fund may use leverage for investment purposes to increase income through the use of TOBs and derivative instruments, such as interest rate swaps.

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DISCLOSURES AND RISKS

Benchmark Disclosure

The Bloomberg Municipal Bond Index is unmanaged and does not reflect fees and expenses associated with the active management of a fund. The Bloomberg Municipal Bond Index represents the performance of the long-term tax-exempt bond market consisting of investment-grade bonds. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and any accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Municipal Market Risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Fund’s investments in municipal securities. These factors include economic conditions, political or legislative changes, public health crises, uncertainties related to the tax status of municipal securities, and the rights of investors in these securities. To the extent that the Fund invests more of its assets in a particular state’s municipal securities, the Fund may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism, public health crises (including the occurrence of a contagious disease or illness) and catastrophic natural disasters, such as hurricanes, fires or earthquakes. The Fund’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

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DISCLOSURES AND RISKS (continued)

In addition, changes in tax rates or the treatment of income from certain types of municipal securities, among other things, could negatively affect the municipal securities markets.

Tax Risk: There is no guarantee that all of the Fund’s income will remain exempt from federal or state income taxes. From time to time, the US government and the US Congress consider changes in federal tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the income received by shareholders from the Fund by increasing taxes on that income. In such event, the Fund’s net asset value (“NAV”) could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable taxable bonds. Actions or anticipated actions affecting the tax-exempt status of municipal bonds could also result in significant shareholder redemptions of Fund shares as investors anticipate adverse effects on the Fund or seek higher yields to offset the potential loss of the tax deduction. As a result, the Fund would be required to maintain higher levels of cash to meet the redemptions, which would negatively affect the Fund’s yield. The federal income tax treatment of payments in respect of certain derivative contracts is unclear.

Below Investment-Grade Securities Risk: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest-rate sensitivity and negative perceptions of the junk bond market generally and may be more difficult to trade than other types of securities.

Interest-Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations. The Fund may be subject to a greater risk of rising interest rates than would normally be the case due to the end of a recent period of historically low rates and the effect of potential central bank monetary policy, and government fiscal policy initiatives and resulting market reactions to those initiatives.

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

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DISCLOSURES AND RISKS (continued)

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Leverage Risk: To the extent the Fund uses leveraging techniques, its NAV may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Illiquid Investments Risk: Illiquid investments risk exists when particular investments, such as lower-rated securities, are or become difficult to purchase or sell, possibly preventing the Fund from selling such investments at an advantageous price. The Fund is subject to illiquid investments risk because the market for municipal securities is generally smaller than many other markets. Derivatives and securities involving substantial market and credit risk tend to involve greater illiquid investments risk than most other types of investments.

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying asset, which could cause the Fund to suffer a potentially unlimited loss. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent

abfunds.com	AB MUNICIPAL INCOME SHARES | 7

DISCLOSURES AND RISKS (continued)

month-end by calling (800) 227 4618. The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Performance assumes reinvestment of distributions and does not account for taxes.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus and/or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

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HISTORICAL PERFORMANCE

AVERAGE ANNUAL RETURNS AS OF OCTOBER 31, 2023 (unaudited)

NAV Returns

1 Year	1.42%

5 Years	1.73%

10 Years	4.11%

AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

SEPTEMBER 30, 2023 (unaudited)

NAV Returns

1 Year	2.27%

5 Years	1.97%

10 Years	4.46%

The prospectus fee table shows the fees and the total annual operating expenses of the Fund as 0.21% because the Adviser does not charge any fees or expenses and reimburses Fund operating expenses except certain extraordinary expenses, taxes, brokerage costs and the interest on borrowings or certain leveraged transactions. Participants in a wrap fee program or other investment program eligible to invest in the Fund pay fees to the program sponsor and should review the program brochure or other literature provided by the sponsor for a discussion of fees and expenses charged.

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EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you may incur various ongoing non-operating and extraordinary costs. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2023	Ending Account Value October 31, 2023	Expenses Paid During Period*	Annualized Expense Ratio*
Actual	$1,000	$927.30	$0.97	0.20%
Hypothetical**	$1,000	$1,024.13	$1.02	0.20%

*

Expenses are equal to the Fund’s annualized expense ratio (interest expense incurred) multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The Fund’s operating expenses are borne by the Adviser or its affiliates.

**	Assumes 5% annual return before expenses.

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PORTFOLIO SUMMARY

October 31, 2023 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $9,525.8

1

The Fund’s quality rating breakdown is expressed as a percentage of the Fund’s total investments in municipal securities and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). The quality ratings are determined by using the S&P Global Ratings (“S&P”), Moody’s Investors Services, Inc.(“Moody’s”) and Fitch Ratings, Ltd.(“Fitch”). The Fund considers the credit ratings issued by S&P, Moody’s and Fitch and uses the highest rating issued by the agencies. These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is the highest (best) and D is the lowest (worst). If applicable, the pre-refunded category includes bonds which are secured by U.S. Government securities and therefore are deemed high-quality investment-grade by the Adviser. If applicable, Not Applicable (N/A) includes non-creditworthy investments such as equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a nationally recognized statistical rating organization. The Adviser evaluates the creditworthiness of non-rated securities based on a number of factors including, but not limited to, cash flows, enterprise value and economic environment.

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PORTFOLIO OF INVESTMENTS

October 31, 2023 (unaudited)

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 101.8%
Long-Term Municipal Bonds – 101.8%
Alabama – 3.6%
Black Belt Energy Gas District (Goldman Sachs Group, Inc. (The)) Series 2023-A 5.25%, 01/01/2054(a)	$46,865	$47,318,653
Series 2023-D 5.401% (SOFR + 1.85%), 06/01/2049(b)	20,500	20,452,001
Series 2021 4.00%, 10/01/2052	6,300	6,068,171
Series 2022-F 5.50%, 11/01/2053	15,500	15,682,897
Black Belt Energy Gas District (Morgan Stanley) 5.708% (SOFR + 2.15%), 02/01/2053(a)(b)	10,000	10,117,585
Black Belt Energy Gas District (Nomura Holdings, Inc.) Series 2022-A 4.00%, 12/01/2052	16,475	15,132,147
Black Belt Energy Gas District (Royal Bank of Canada) Series 2023-B 5.25%, 12/01/2053(a)	22,380	22,548,105
County of Jefferson AL Sewer Revenue Series 2013-D 6.00%, 10/01/2042	11,645	11,966,406
Energy Southeast A Cooperative District (Morgan Stanley) Series 2023-A 5.434% (SOFR + 2.05%), 11/01/2053(b)	16,000	16,000,000
5.50%, 11/01/2053(a)	14,750	15,087,038
Series 2023-B 5.751% (SOFR + 2.20%), 04/01/2054(b)	10,000	9,980,786
Infirmary Health System Special Care Facilities Financing Authority of Mobile (Infirmary Health System Obligated Group) Series 2016 5.00%, 02/01/2036	5,000	5,002,216
5.00%, 02/01/2041	5,000	4,626,295
Series 2021 4.00%, 02/01/2041	3,370	2,763,135
4.00%, 02/01/2046	9,640	7,501,514

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Jefferson County Board of Education/AL Series 2018 5.00%, 02/01/2039(a)	$5,000	$5,019,066
5.00%, 02/01/2046(a)	23,280	22,485,821
Lower Alabama Gas District (The) (Goldman Sachs Group, Inc. (The)) Series 2016-A 5.00%, 09/01/2031	2,235	2,206,874
Southeast Energy Authority A Cooperative District (Goldman Sachs Group, Inc. (The)) Series 2022-B 5.00%, 05/01/2053	4,085	4,045,382
Southeast Energy Authority A Cooperative District (Morgan Stanley) Series 2021-B 4.00%, 12/01/2051	15,000	13,677,555
Series 2022-A 5.50%, 01/01/2053	7,620	7,732,982
5.978% (SOFR + 2.42%), 01/01/2053(a)(b)	10,000	10,253,485
Southeast Energy Authority A Cooperative District (Royal Bank of Canada) Series 2023-B 5.00%, 01/01/2054	28,425	28,233,026
Southeast Energy Authority A Cooperative District (Sumitomo Mitsui Financial Group, Inc.) Series 2023-A 5.25%, 01/01/2054	10,000	9,964,708
Sumter County Industrial Development Authority/AL (Enviva, Inc.) Series 2022 6.00%, 07/15/2052	45,180	30,494,327

		344,360,175

Alaska – 0.1%
State of Alaska International Airports System Series 2016-B 5.00%, 10/01/2033	6,500	6,539,790
5.00%, 10/01/2034	2,500	2,513,382

		9,053,172

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

American Samoa – 0.1%
American Samoa Economic Development Authority (Territory of American Samoa) Series 2015-A 6.625%, 09/01/2035	$3,235	$3,310,307
Series 2018 7.125%, 09/01/2038(c)	8,315	8,712,669

		12,022,976

Arizona – 2.4%
Arizona Industrial Development Authority (Benjamin Franklin Charter School Obligated Group) Series 2023 4.43%, 07/01/2033(c)	520	475,031
5.25%, 07/01/2053(c)	1,000	845,628
5.50%, 07/01/2058(c)	1,000	855,563
Arizona Industrial Development Authority (Equitable School Revolving Fund LLC Obligated Group) Series 2020 4.00%, 11/01/2050	1,000	762,157
Series 2021 4.00%, 11/01/2051(c)	11,325	8,201,283
Arizona Industrial Development Authority (Heritage Academy Laveen & Gateway Obligated Group) Series 2021 5.00%, 07/01/2051(c)	10,000	7,781,602
Arizona Industrial Development Authority (KIPP Nashville Obligated Group) Series 2022-A 5.00%, 07/01/2047	750	671,786
5.00%, 07/01/2057	1,500	1,301,149
5.00%, 07/01/2062	1,460	1,248,719
Arizona Industrial Development Authority (KIPP NYC Public Charter Schools) Series 2021-A 4.00%, 07/01/2061	5,965	4,203,285
Series 2021-B 4.00%, 07/01/2051	1,000	743,677
4.00%, 07/01/2061	4,600	3,241,427

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Arizona Industrial Development Authority (Legacy Cares, Inc.) Series 2020 6.75%, 07/01/2030(d)(e)(f)	$1,500	$90,000
7.75%, 07/01/2050(d)(e)(f)	33,950	2,037,000
Series 2021-A 6.00%, 07/01/2051(d)(e)(f)	1,425	85,500
Arizona Industrial Development Authority (North Carolina Central University Project) BAM Series 2019 5.00%, 06/01/2049	785	757,367
Arizona Industrial Development Authority (Pinecrest Academy of Nevada) Series 2020-A 4.00%, 07/15/2030(c)	1,600	1,483,831
4.00%, 07/15/2040(c)	3,680	2,896,856
4.00%, 07/15/2050(c)	1,000	698,353
Series 2022 4.50%, 07/15/2029(c)	1,970	1,807,452
Arizona Industrial Development Authority (Provident Group – EMU Properties LLC) Series 2018 5.00%, 05/01/2051(e)(f)	1,100	660,000
Chandler Industrial Development Authority (Intel Corp.) Series 2022 5.00%, 09/01/2052	1,500	1,510,657
Series 2023 4.10%, 12/01/2037	6,000	5,834,477
City of Glendale AZ (City of Glendale AZ COP) Series 2021 2.442%, 07/01/2032	5,000	3,839,299
2.542%, 07/01/2033	5,000	3,760,360
2.642%, 07/01/2034	6,795	5,016,591
2.742%, 07/01/2035	10,000	7,257,036
2.842%, 07/01/2036	13,000	9,291,099
City of Tempe AZ (City of Tempe AZ COP) Series 2021 2.321%, 07/01/2034	10,500	7,495,979
2.421%, 07/01/2035	10,325	7,225,456
Glendale Industrial Development Authority (Beatitudes Campus Obligated Group (The)) Series 2017 5.00%, 11/15/2036	1,000	845,975

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Glendale Industrial Development Authority (Royal Oaks Life Care Community) Series 2016 5.00%, 05/15/2039	$2,700	$2,291,057
Industrial Development Authority of the City of Phoenix Arizona (The) (AZ GFF Tiyan LLC Lease) Series 2014 5.00%, 02/01/2029	18,125	16,964,681
Industrial Development Authority of the City of Phoenix Arizona (The) (BASIS Schools, Inc. Obligated Group) Series 2015 5.00%, 07/01/2035(c)	2,000	1,893,160
Industrial Development Authority of the City of Phoenix Arizona (The) (GreatHearts Arizona Obligated Group) Series 2014 5.00%, 07/01/2044	3,875	3,351,959
Industrial Development Authority of the County of Pima (The) (Edkey, Inc. Obligated Group) Series 2020 5.00%, 07/01/2049(c)	6,890	5,513,709
5.00%, 07/01/2055(c)	3,700	2,886,360
Industrial Development Authority of the County of Pima (The) (La Posada at Park Centre, Inc. Obligated Group) Series 2022 5.625%, 11/15/2030(c)	9,500	9,118,926
6.875%, 11/15/2052(c)	6,500	6,183,468
7.00%, 11/15/2057(c)	2,915	2,794,964
La Paz County Industrial Development Authority 5.00%, 02/15/2046(c)	3,500	2,978,244
Maricopa County Industrial Development Authority (Arizona Autism Charter Schools Obligated Group) Series 2021 4.00%, 07/01/2061(c)	2,875	1,810,328
Maricopa County Industrial Development Authority (Benjamin Franklin Charter School Ltd.) Series 2018-A 6.00%, 07/01/2052(c)	19,500	18,726,337

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Maricopa County Industrial Development Authority (Commercial Metals Co.) Series 2022 4.00%, 10/15/2047(c)	$24,115	$18,558,969
Maricopa County Industrial Development Authority (Legacy Traditional School Obligated Group) Series 2019 5.00%, 07/01/2049(c)	2,000	1,671,952
5.00%, 07/01/2054(c)	2,300	1,882,736
Maricopa County Industrial Development Authority (Valley Christian Schools) Series 2023 6.25%, 07/01/2053(c)	1,650	1,492,197
6.375%, 07/01/2058(c)	3,670	3,319,493
Salt Verde Financial Corp. (Citigroup, Inc.) Series 2007 5.00%, 12/01/2032	5,925	5,890,287
5.00%, 12/01/2037	2,915	2,826,880
5.25%, 12/01/2027	16,425	16,580,266
Sierra Vista Industrial Development Authority (American Leadership Academy, Inc.) Series 2023 5.75%, 06/15/2058(c)	10,000	8,958,796
Tempe Industrial Development Authority (Friendship Village of Tempe) Series 2019 5.00%, 12/01/2054	1,185	909,271
Tempe Industrial Development Authority (Mirabella at ASU, Inc.) Series 2017-A 6.125%, 10/01/2047(c)	1,065	585,090

		230,113,725

Arkansas – 0.6%
Arkansas Development Finance Authority (Baptist Memorial Health Care Obligated Group) Series 2020 5.00%, 09/01/2044	16,250	14,890,543
Arkansas Development Finance Authority (Hybar LLC) Series 2023 6.875%, 07/01/2048(c)	7,185	7,005,247

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

12.00%, 07/01/2048(c)	$34,700	$34,957,030
Arkansas Development Finance Authority (United States Steel Corp.) Series 2022 5.45%, 09/01/2052	5,000	4,389,880

		61,242,700

California – 12.7%
Alameda Corridor Transportation Authority Series 2022-A 0.00%, 10/01/2048(g)	17,000	7,862,240
0.00%, 10/01/2049(g)	10,435	4,823,070
0.00%, 10/01/2050(g)	7,345	3,389,026
ARC70 II TRUST Series 2021 4.00%, 12/01/2059	7,860	6,095,550
Series 2023 4.84%, 04/01/2065(d)(j)	62,718	60,104,353
California Community Choice Financing Authority Series 2023 5.228% (SOFR + 1.67%), 02/01/2054(b)	10,000	9,920,592
California Community Choice Financing Authority (American International Group, Inc.) Series 2023-D 5.50%, 05/01/2054	58,325	59,648,470
California Community Choice Financing Authority (Deutsche Bank AG) Series 2023 5.25%, 01/01/2054	114,005	111,537,236
California Community Choice Financing Authority (Goldman Sachs Group, Inc. (The)) Series 2021 4.00%, 10/01/2052	1,000	965,633
California Community Choice Financing Authority (Morgan Stanley) Series 2023 4.679%, 07/01/2053(a)	16,800	16,683,317
5.00%, 02/01/2054	48,650	48,465,495
California Community College Financing Authority (NCCD-Orange Coast Properties LLC) Series 2018 5.25%, 05/01/2043	4,485	4,219,123

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

5.25%, 05/01/2048	$6,750	$6,169,015
5.25%, 05/01/2053	6,300	5,658,168
California Community Housing Agency (California Community Housing Agency Aster Apartments) Series 2021-A 4.00%, 02/01/2056(c)	23,800	17,635,888
California Community Housing Agency (California Community Housing Agency Brio Apartments & Next on Lex Apartments) Series 2021 4.00%, 02/01/2056(c)	36,100	26,459,423
California Community Housing Agency (California Community Housing Agency Fountains at Emerald Park) Series 2021 3.00%, 08/01/2056(c)	16,000	9,478,595
4.00%, 08/01/2046(c)	7,655	5,635,657
California Community Housing Agency (California Community Housing Agency Summit at Sausalito Apartments) Series 2021 3.00%, 02/01/2057(c)	17,360	10,282,578
California Community Housing Agency (California Community Housing Agency Twin Creek Apartments) Series 2022 Zero Coupon, 08/01/2065(c)	119,980	4,898,183
5.50%, 02/01/2040(c)	4,875	4,075,813
Series 2022-A 4.50%, 08/01/2052(c)	21,280	15,684,003
California Educational Facilities Authority (Chapman University) Series 2015 5.00%, 04/01/2033	4,005	4,032,833
5.00%, 04/01/2034	4,205	4,232,783
California Educational Facilities Authority (Loma Linda University) Series 2017-A 5.00%, 04/01/2031	1,000	1,020,907
5.00%, 04/01/2042	1,000	990,169
California Enterprise Development Authority (Heights Christian Schools) Series 2023 6.25%, 06/01/2053(c)	2,000	1,793,062

abfunds.com	AB MUNICIPAL INCOME SHARES | 19

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

California Enterprise Development Authority (Rocketship Education Obligated Group) Series 2022 4.00%, 06/01/2042(c)	$5,000	$3,666,960
California Health Facilities Financing Authority (Children’s Hospital Los Angeles) Series 2017-A 5.00%, 08/15/2037	1,700	1,681,296
California Health Facilities Financing Authority (CommonSpirit Health) Series 2020-A 4.00%, 04/01/2044	10,000	8,293,710
California Infrastructure & Economic Development Bank (Equitable School Revolving Fund LLC Obligated Group) Series 2020-B 4.00%, 11/01/2045	850	688,862
4.00%, 11/01/2050	860	665,210
California Infrastructure & Economic Development Bank (WFCS Holdings II LLC) Series 2021 Zero Coupon, 01/01/2061(c)	3,000	128,015
Series 2021-A1 5.00%, 01/01/2056(c)	3,000	2,115,197
California Municipal Finance Authority Series 2023-B 5.75%, 09/01/2053	2,850	2,697,973
California Municipal Finance Authority (Azusa Pacific University) Series 2015-B 5.00%, 04/01/2041	2,260	1,975,692
California Municipal Finance Authority (California Baptist University) Series 2016-A 5.00%, 11/01/2046(c)	2,000	1,707,958
California Municipal Finance Authority (CHF-Riverside II LLC)
Series 2019
5.00%, 05/15/2039	2,030	2,021,281
5.00%, 05/15/2040	1,000	989,998

20 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

California Municipal Finance Authority (Community Health Centers of The Central Coast, Inc.) Series 2021-A 5.00%, 12/01/2046(c)	$1,490	$1,291,451
California Municipal Finance Authority (Goodwill Industries of Sacramento Valley & Northern Nevada, Inc.) Series 2012-A 6.625%, 01/01/2032(c)	865	817,536
Series 2014 5.00%, 01/01/2035	1,085	879,436
California Municipal Finance Authority (LAX Integrated Express Solutions LLC) Series 2018 4.00%, 12/31/2047	7,040	5,529,261
5.00%, 12/31/2043	21,265	20,096,191
5.00%, 12/31/2047	6,030	5,639,591
California Municipal Finance Authority (Samuel Merritt University) Series 2022 5.25%, 06/01/2053	5,000	4,895,798
California Pollution Control Financing Authority (Poseidon Resources Channelside LP) Series 2012 5.00%, 11/21/2045(c)	9,725	8,979,388
Series 2023 5.00%, 07/01/2027(c)	2,000	2,041,437
5.00%, 07/01/2028(c)	2,350	2,405,744
5.00%, 07/01/2029(c)	2,300	2,359,107
5.00%, 07/01/2030(c)	2,600	2,669,457
5.00%, 07/01/2031(c)	3,000	3,080,482
5.00%, 07/01/2032(c)	5,470	5,612,759
5.00%, 07/01/2033(c)	5,865	6,009,193
5.00%, 07/01/2034(c)	3,000	3,059,722
5.00%, 07/01/2036(c)	2,650	2,665,973
5.00%, 07/01/2037(c)	2,250	2,247,640
5.00%, 07/01/2038(c)	2,000	1,981,420
5.00%, 11/21/2045(c)	1,100	1,042,289
California Pollution Control Financing Authority (Rialto Bioenergy Facility LLC) Series 2019 7.50%, 12/01/2040(c)(e)(f)	785	416,050

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

California Pollution Control Financing Authority (San Diego County Water Authority Desalination Project Pipeline) Series 2019 5.00%, 11/21/2045(c)	$4,250	$4,027,025
California Public Finance Authority (Enso Village) Series 2021 2.125%, 11/15/2027(c)	2,500	2,371,640
2.375%, 11/15/2028(c)	3,000	2,812,270
California Public Finance Authority (Kendal at Ventura) Series 2023 10.00%, 05/15/2028(c)	800	814,375
California School Finance Authority (Aspire Public Schools Obligated Group) Series 2020-A 5.00%, 08/01/2059(c)	3,120	2,711,016
California School Finance Authority (Classical Academy Obligated Group) Series 2021 4.00%, 10/01/2046(c)	2,800	2,121,285
Series 2022 5.00%, 10/01/2052(c)	1,000	868,434
5.00%, 10/01/2061(c)	1,500	1,264,555
California School Finance Authority (Downtown College Prep Obligated Group) Series 2016 5.00%, 06/01/2046(c)	3,630	3,147,762
California School Finance Authority (Equitas Academy Obligated Group) Series 2018-A 5.00%, 06/01/2056(c)	8,850	7,234,175
California School Finance Authority (Hawking STEAM Charter Schools, Inc.) Series 2022 5.25%, 07/01/2052(c)	2,250	1,975,812
5.50%, 07/01/2062(c)	2,775	2,468,919
California School Finance Authority (KIPP SoCal Public Schools Obligated Group) Series 2019-A 5.00%, 07/01/2039(c)	2,325	2,280,925
5.00%, 07/01/2049(c)	700	636,978

22 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

California School Finance Authority (Lighthouse Community Public Schools Obligated Group) Series 2022 6.375%, 06/01/2052(c)	$1,225	$1,194,287
California School Finance Authority (Partnerships to Uplift Communities Valley Project) Series 2014-A 6.40%, 08/01/2034(c)	3,000	3,015,617
California School Finance Authority (Rocketship Education Obligated Group) Series 2017-G 5.00%, 06/01/2047(c)	2,330	1,990,904
California State University 2.719%, 11/01/2052(a)	5,000	2,915,164
2.975%, 11/01/2051(a)	5,000	2,977,795
Series 2021-B 2.374%, 11/01/2035(a)	10,000	6,995,723
California Statewide Communities Development Authority (CHF-Irvine LLC) BAM Series 2021 3.00%, 05/15/2051	13,000	8,259,280
California Statewide Communities Development Authority (Enloe Medical Center Obligated Group) AGM Series 2022-A 5.25%, 08/15/2052	3,000	3,061,256
5.375%, 08/15/2057	3,720	3,822,862
California Statewide Communities Development Authority (Loma Linda University Medical Center) Series 2016-A 5.00%, 12/01/2041(c)	15,285	13,994,575
5.25%, 12/01/2056(c)	48,730	43,108,975
Series 2018 5.25%, 12/01/2038(c)	2,420	2,299,425
5.25%, 12/01/2048(c)	6,440	5,887,385
Series 2018-A 5.00%, 12/01/2033(c)	1,350	1,303,859
5.50%, 12/01/2058(c)	19,145	17,485,957

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

California Statewide Communities Development Authority (NCCD-Hooper Street LLC) Series 2019 5.25%, 07/01/2049(c)	$1,125	$1,005,682
5.25%, 07/01/2052(c)	1,500	1,328,193
City of Los Angeles CA Series 2023 5.00%, 06/27/2024	28,085	28,322,071
City of Los Angeles Department of Airports 5.00%, 05/15/2044(a)	15,415	14,896,267
Series 2020-C 5.00%, 05/15/2036(a)	10,000	10,137,210
City of Roseville CA (HP Campus Oaks Community Facilities District No. 1) Series 2016 5.50%, 09/01/2046	850	817,735
City of Vernon CA Electric System Revenue Series 2022-2 5.00%, 08/01/2039	425	415,123
5.00%, 08/01/2040	375	364,892
5.00%, 08/01/2041	420	405,725
CMFA Special Finance Agency (CMFA Special Finance Agency Enclave) Series 2022-A 4.00%, 08/01/2058(c)	15,100	10,116,547
CMFA Special Finance Agency (CMFA Special Finance Agency Latitude33) Series 2021-A 3.00%, 12/01/2056(c)	18,760	11,087,832
CMFA Special Finance Agency (CMFA Special Finance Agency Solana at Grand) Series 2021-A 4.00%, 08/01/2056(c)	12,525	9,307,711
CMFA Special Finance Agency VII (CMFA Special Finance Agency VII The Breakwater Apartments) Series 2021 3.00%, 08/01/2056(c)	8,415	5,018,758

24 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

CMFA Special Finance Agency VIII Elan Huntington Beach Series 2021 3.00%, 08/01/2056(c)	$7,950	$4,693,920
4.00%, 08/01/2047(c)	3,875	2,876,593
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority 777 Place-Pomona) Series 2021 3.25%, 05/01/2057(c)	20,500	12,646,778
4.00%, 05/01/2057(c)	15,550	9,786,183
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority 1818 Platinum Triangle-Anaheim) Series 2021 3.25%, 04/01/2057(c)	8,955	5,415,071
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Acacia on Santa Rosa Creek) Series 2021 4.00%, 10/01/2056(c)	10,130	7,488,164
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Altana Apartments) Series 2021 4.00%, 10/01/2056(c)	15,200	10,155,305
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Crescent) Series 2022 4.30%, 07/01/2059(c)	11,500	8,348,803
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Jefferson Platinum Triangle Apartments) Series 2021-A2 3.125%, 08/01/2056(c)	10,025	6,121,953

abfunds.com	AB MUNICIPAL INCOME SHARES | 25

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Millennium South Bay-Hawthorne) Series 2021 3.25%, 07/01/2056(c)	$20,940	$12,590,026
4.00%, 07/01/2058(c)	6,000	3,664,922
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Oceanaire Apartments) Series 2021 3.20%, 09/01/2046(c)	2,500	1,581,400
4.00%, 09/01/2056(c)	8,000	5,268,043
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Park Crossing Apartments) Series 2021 3.25%, 12/01/2058(c)	12,700	7,390,239
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Pasadena Portfolio) Series 2021 3.00%, 12/01/2056(c)	18,070	10,716,030
4.00%, 12/01/2056(c)	3,400	2,171,897
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Theo Apartments) Series 2021 4.00%, 05/01/2057(c)	5,400	3,316,643
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Union South Bay) Series 2021-A2 4.00%, 07/01/2056(c)	27,100	17,728,419
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Vineyard Gardens Apartments) Series 2021 3.25%, 10/01/2058(c)	8,930	5,219,482
4.00%, 10/01/2048(c)	2,000	1,283,569

26 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Waterscape Apartments) Series 2021-A 3.00%, 09/01/2056(c)	$15,405	$9,156,532
Golden State Tobacco Securitization Corp. 3.293%, 06/01/2042(a)	6,850	4,587,610
Series 2021 2.746%, 06/01/2034(a)	14,780	11,266,862
3.115%, 06/01/2038(a)	29,325	20,779,809
3.85%, 06/01/2050	19,860	18,029,069
Series 2021-B Zero Coupon, 06/01/2066	96,465	7,879,637
Hastings Campus Housing Finance Authority Series 2020-A 5.00%, 07/01/2045(c)	7,380	6,087,409
5.00%, 07/01/2061(c)	41,600	31,831,892
M-S-R Energy Authority (Citigroup, Inc.) Series 2009-B 6.50%, 11/01/2039	2,865	3,223,631
Series 2009-C 7.00%, 11/01/2034	5,000	5,816,962
Oakland Unified School District/Alameda County Series 2015-A 5.00%, 08/01/2030	1,275	1,287,451
River Islands Public Financing Authority (River Islands Public Financing Authority Community Facilities District No. 2003-1) Series 2022 5.75%, 09/01/2052	1,600	1,421,839
Riverside County Transportation Commission Series 2021 4.00%, 06/01/2041	2,500	2,178,661
Sacramento County Water Financing Authority (Sacramento County Water Agency) NATL Series 2007-B 4.37% (LIBOR 3 Month + 0.57%), 06/01/2039(b)	33,680	27,616,068

abfunds.com	AB MUNICIPAL INCOME SHARES | 27

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

San Diego County Regional Airport Authority Series 2023 5.00%, 07/01/2048	$7,270	$6,971,243
5.25%, 07/01/2058	3,275	3,207,463
San Francisco City & County Airport Comm 3.053%, 05/01/2034(a)	3,500	2,718,677
3.183%, 05/01/2035(a)	5,500	4,224,618
3.333%, 05/01/2037(a)	2,250	1,679,065
San Francisco City & County Redevelopment Agency Successor Agency (Mission Bay South Public Imp) Series 2013-A 5.00%, 08/01/2031	1,000	1,008,010
San Francisco Intl Airport Series 2018 5.00%, 05/01/2043	11,000	10,651,128
Series 2019-A 5.00%, 05/01/2044(a)	14,000	13,478,735
Series 2020-E 5.00%, 05/01/2037	8,525	8,557,486
5.00%, 05/01/2038	11,000	10,901,612
Series 2023-E 5.50%, 05/01/2040(h)	10,000	10,347,814
5.75%, 05/01/2048(h)	10,000	10,391,526
San Joaquin Hills Transportation Corridor Agency Series 2014-B 5.25%, 01/15/2044	1,000	1,002,921
Series 2021-A 4.00%, 01/15/2044	1,429	1,241,912
San Jose Evergreen Community College District Series 2012 6.649% (SOFR + 1.00%), 07/01/2043(b)	4,000	3,941,798
Southern California Logistics Airport Authority AGC Series 2006 5.00%, 12/01/2036	100	100,769
5.00%, 12/01/2043	1,585	1,597,194
State of California Series 2023 6.00%, 03/01/2033	10,000	10,144,720

28 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Tobacco Securitization Authority of Northern California (Sacramento County Tobacco Securitization Corp.) Series 2021 Zero Coupon, 06/01/2060	$5,050	$597,651
Tobacco Securitization Authority of Southern California Series 2019 Zero Coupon, 06/01/2054	10,480	1,797,094
5.00%, 06/01/2039	1,555	1,575,943
University of California Series 2023-B 5.00%, 05/15/2041	3,700	3,919,503

		1,208,068,994

Colorado – 3.0%
Aurora Highlands Community Authority Board Series 2021-A 5.75%, 12/01/2051	15,000	12,374,965
Centerra Metropolitan District No. 1 Series 2017 5.00%, 12/01/2037(c)	5,000	4,481,505
Series 2022 6.50%, 12/01/2053	4,350	4,047,427
City & County of Denver CO (United Airlines, Inc.) Series 2017 5.00%, 10/01/2032	645	603,471
City & County of Denver CO Airport System Revenue Series 2022-A 5.00%, 11/15/2033	9,000	9,268,536
5.50%, 11/15/2053	10,475	10,585,113
Colorado Educational & Cultural Facilities Authority (James Irwin Educational Foundation Obligated Group) Series 2022 5.00%, 09/01/2052	850	734,096
5.00%, 09/01/2057	2,100	1,794,142
5.00%, 09/01/2062	2,000	1,684,074
Colorado Educational & Cultural Facilities Authority (Vega Collegiate Academy) Series 2021 5.00%, 02/01/2051(c)	3,350	2,589,286

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

5.00%, 02/01/2061(c)	$2,870	$2,127,650
Colorado Health Facilities Authority 5.00%, 11/01/2040(a)	4,650	4,438,201
5.00%, 11/01/2041(a)	5,075	4,833,477
5.00%, 11/01/2042(a)	3,800	3,589,521
5.25%, 11/01/2052(a)	10,000	9,392,953
Colorado Health Facilities Authority (Aberdeen Ridge, Inc. Obligated Group) Series 2021-A 5.00%, 05/15/2049	1,300	810,827
5.00%, 05/15/2058	3,000	1,772,677
Series 2021-B 2.125%, 05/15/2028	1,500	1,346,687
Colorado Health Facilities Authority (CommonSpirit Health) Series 2019-A 4.00%, 08/01/2038	6,600	5,736,073
5.00%, 08/01/2039	1,000	975,417
5.00%, 08/01/2044(a)	93,310	88,115,647
Series 2022 5.50%, 11/01/2047	2,500	2,478,173
Colorado Health Facilities Authority (Frasier Meadows Manor, Inc. Obligated Group) Series 2023-2 4.00%, 05/15/2048	2,100	1,456,446
Colorado Health Facilities Authority (Parkview Medical Center, Inc. Obligated Group) Series 2015-B 5.00%, 09/01/2030	1,150	1,154,921
Colorado Health Facilities Authority (Sanford Obligated Group) Series 2019-A 5.00%, 11/01/2044	7,050	6,550,870
Douglas County Housing Partnership (Bridgewater Castle Rock ALF LLC) Series 2021 5.375%, 01/01/2041(d)	19,590	13,529,745
Four Corners Business Improvement District Series 2022 6.00%, 12/01/2052	1,500	1,255,808
Johnstown Plaza Metropolitan District Series 2022 4.25%, 12/01/2046	14,360	10,519,016

30 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Longs Peak Metropolitan District Series 2021 5.25%, 12/01/2051(c)	$5,000	$3,832,520
Meridian Ranch Metropolitan District 2018 Subdistrict (Meridian Ranch Metropolitan District 2018 Subdistrict) Series 2022 6.25%, 12/01/2037	1,435	1,329,826
6.50%, 12/01/2042	1,105	1,013,976
6.75%, 12/01/2052	1,925	1,738,273
Platte River Metropolitan District Series 2023-A 6.50%, 08/01/2053(c)(h)	4,000	3,745,907
Plaza Metropolitan District No. 1 Series 2013 5.00%, 12/01/2040(c)	1,500	1,318,965
Public Authority for Colorado Energy (Bank of America Corp.) Series 2008 6.50%, 11/15/2038	14,820	16,373,807
Pueblo Urban Renewal Authority Series 2021 4.75%, 12/01/2045(c)	8,010	5,446,800
Regional Transportation District (Denver Transit Partners LLC) Series 2020 4.00%, 07/15/2034	1,000	938,181
4.00%, 07/15/2035	1,180	1,099,406
5.00%, 01/15/2032	2,300	2,341,840
Riverwalk Metropolitan District No. 2 Series 2022-A 5.00%, 12/01/2042	4,000	3,330,155
5.00%, 12/01/2052	1,500	1,170,961
Sagebrush Farm Metropolitan District No. 1 Series 2022-A 6.75%, 12/01/2052	3,500	3,163,133
Spring Hill Metropolitan District No. 3 Series 2022-A 6.75%, 12/01/2052(c)	4,000	3,758,586
STC Metropolitan District No. 2 Series 2019-A 5.00%, 12/01/2038	940	814,494
5.00%, 12/01/2049	1,000	815,989

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Sterling Ranch Community Authority Board (Sterling Ranch Colorado Metropolitan District No. 2) Series 2020-A 4.25%, 12/01/2050	$2,250	$1,711,305
Sterling Ranch Community Authority Board (Sterling Ranch Metropolitan District No. 3) Series 2022 6.50%, 12/01/2042	2,215	2,158,230
6.75%, 12/01/2053	11,000	10,669,267
Series 2023 8.375%, 12/15/2054	2,500	2,311,904
Vauxmont Metropolitan District AGM Series 2019 3.25%, 12/15/2050	661	468,439
AGM Series 2020 5.00%, 12/01/2033	370	386,225
5.00%, 12/01/2050	435	425,787
Verve Metropolitan District No. 1 Series 2023 6.50%, 12/01/2043	3,365	2,858,445
6.75%, 12/01/2052	4,000	3,353,029

		284,822,174

Connecticut – 0.9%
City of New Haven CT AGM Series 2019-A 5.00%, 08/01/2039	1,650	1,659,054
Connecticut State Health & Educational Facilities Authority (Hartford HealthCare Obligated Group) Series 2020-A 4.00%, 07/01/2036	1,000	901,284
4.00%, 07/01/2037	1,200	1,067,823
Connecticut State Health & Educational Facilities Authority (Quinnipiac University) Series 2015-L 5.00%, 07/01/2045	5,750	5,598,339
Connecticut State Health & Educational Facilities Authority (Sacred Heart University, Inc.) Series 2017-I1 5.00%, 07/01/2035	1,000	1,015,053
5.00%, 07/01/2037	1,095	1,100,839

32 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Connecticut State Health & Educational Facilities Authority (Seabury Retirement Community) Series 2016-A 5.00%, 09/01/2046(c)	$1,000	$752,411
5.00%, 09/01/2053(c)	1,475	1,059,376
Connecticut State Health & Educational Facilities Authority (University of Hartford (The)) Series 2019 4.00%, 07/01/2044	10,710	7,461,889
4.00%, 07/01/2049	7,325	4,804,981
5.00%, 07/01/2033	470	443,439
5.00%, 07/01/2034	295	276,179
Connecticut State Health & Educational Facilities Authority (University of New Haven, Inc.) Series 2018 5.00%, 07/01/2034	1,000	962,272
Series 2018-K1 5.00%, 07/01/2028	765	758,058
5.00%, 07/01/2035	1,055	1,005,224
5.00%, 07/01/2036	2,205	2,068,535
5.00%, 07/01/2037	1,085	1,001,458
5.00%, 07/01/2038	1,980	1,797,881
State of Connecticut Series 2016-E 5.00%, 10/15/2034	4,595	4,681,434
Series 2016-F 5.00%, 10/15/2031	10,205	10,475,632
Series 2017-A 5.00%, 04/15/2032	6,700	6,918,583
5.00%, 04/15/2033	10,985	11,326,905
5.00%, 04/15/2034	4,855	5,000,340
Series 2018-A 5.00%, 04/15/2034	5,430	5,640,083
5.00%, 04/15/2037	2,500	2,562,555
Series 2018-C 5.00%, 06/15/2033	1,250	1,301,305
5.00%, 06/15/2035	1,040	1,077,631
5.00%, 06/15/2038	1,000	1,018,176
Series 2018-E 5.00%, 09/15/2037	1,035	1,060,384

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Town of Hamden CT (Whitney Center, Inc. Obligated Group) Series 2022-A 7.00%, 01/01/2053	$3,900	$3,731,870

		88,528,993

Delaware – 0.0%
Delaware River & Bay Authority Series 2021 4.00%, 01/01/2042	550	467,479
Delaware State Economic Development Authority (Newark Charter School, Inc.) Series 2020 5.00%, 09/01/2050	1,125	1,016,716

		1,484,195

District of Columbia – 0.5%
District of Columbia (District of Columbia International School Obligated Group) Series 2019 5.00%, 07/01/2049	1,075	953,055
District of Columbia (Friendship Public Charter School, Inc.) Series 2016-A 5.00%, 06/01/2041	735	665,643
5.00%, 06/01/2046	1,165	1,019,093
District of Columbia (KIPP DC Obligated Group) Series 2017-A 5.00%, 07/01/2042	3,230	3,059,934
5.00%, 07/01/2048	5,350	4,896,501
Series 2017-B 5.00%, 07/01/2037	1,465	1,444,366
5.00%, 07/01/2042	2,000	1,894,696
District of Columbia (Rocketship DC Obligated Group) Series 2019 5.00%, 06/01/2049(c)	2,100	1,678,754
5.00%, 06/01/2056(c)	3,255	2,518,406
Series 2021 5.00%, 06/01/2041(c)	1,190	1,016,745
5.00%, 06/01/2051(c)	4,345	3,434,984
5.00%, 06/01/2061(c)	4,870	3,700,772

34 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

District of Columbia Tobacco Settlement Financing Corp. Series 2006 Zero Coupon, 06/15/2055	$182,000	$14,219,516
Metropolitan Washington Airports Authority Aviation Revenue Series 2021-A 5.00%, 10/01/2046	7,400	7,086,891

		47,589,356

Florida – 6.6%
Align Affordable Housing Bond Fund LP (SHI – Lake Worth LLC) Series 2021 3.25%, 12/01/2051(c)	26,000	21,415,576
Bexley Community Development District Series 2016 4.875%, 05/01/2047	985	818,632
Cape Coral Health Facilities Authority (Gulf Care, Inc. Obligated Group) Series 2015 5.875%, 07/01/2040(c)	1,400	913,557
6.00%, 07/01/2045(c)	1,215	785,210
6.00%, 07/01/2050(c)	2,895	1,859,548
Capital Projects Finance Authority/FL (CAPFA Capital Corp. 2000F) Series 2020-A 5.00%, 10/01/2026	2,000	2,004,208
5.00%, 10/01/2029	1,650	1,655,791
5.00%, 10/01/2032	1,000	997,112
5.00%, 10/01/2033	1,050	1,043,474
Capital Trust Agency, Inc. (Aviva Senior Life) Series 2017 5.00%, 07/01/2046(c)	1,300	869,701
Capital Trust Agency, Inc. (Educational Growth Fund LLC) Series 2021 Zero Coupon, 07/01/2061(c)	73,000	3,776,538
3.375%, 07/01/2031(c)	1,270	1,138,382
5.00%, 07/01/2056(c)	52,535	42,664,430
Capital Trust Agency, Inc. (Southeastern University Obligated Group) Series 2023 6.00%, 05/01/2043(c)	2,000	1,832,612

abfunds.com	AB MUNICIPAL INCOME SHARES | 35

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

6.25%, 05/01/2048(c)	$2,000	$1,818,929
6.375%, 05/01/2053(c)	3,500	3,166,409
Capital Trust Agency, Inc. (Team Success A School of Excellence, Inc.) Series 2020 5.00%, 06/01/2045(c)	1,615	1,316,623
5.00%, 06/01/2055(c)	3,250	2,507,326
Series 2022 5.50%, 06/01/2057(c)	3,000	2,493,796
City of Jacksonville FL (Genesis Health, Inc. Obligated Group) Series 2020 4.00%, 11/01/2039	1,650	1,381,509
4.00%, 11/01/2040	2,175	1,795,936
4.00%, 11/01/2045	2,500	1,958,883
5.00%, 11/01/2050	13,230	12,123,426
City of Lakeland FL (Lakeland Regional Health Systems Obligated Group) Series 2015 5.00%, 11/15/2040	5,610	5,346,401
City of Palmetto FL (Renaissance Arts and Education, Inc.) Series 2022 5.25%, 06/01/2052	2,955	2,698,903
5.375%, 06/01/2057	1,000	919,315
5.625%, 06/01/2062	5,965	5,645,807
City of South Miami Health Facilities Authority, Inc. (Baptist Health South Florida Obligated Group) Series 2017 5.00%, 08/15/2037	8,405	8,363,542
5.00%, 08/15/2047	6,125	5,829,131
City of Tallahassee FL (Tallahassee Memorial HealthCare, Inc.)
Series 2016
5.00%, 12/01/2055	3,535	2,992,090
City of Tampa FL (State of Florida Cigarette Tax Revenue) Series 2020-A Zero Coupon, 09/01/2036	700	337,552
Zero Coupon, 09/01/2037	700	311,642
Zero Coupon, 09/01/2040	980	349,943

36 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Zero Coupon, 09/01/2041	$1,000	$332,771
Zero Coupon, 09/01/2045	1,850	464,113
Zero Coupon, 09/01/2049	1,350	256,138
County of Broward FL Airport System Revenue Series 2019-A 5.00%, 10/01/2044	3,000	2,861,393
County of Lake FL (Waterman Communities, Inc.) Series 2020 5.75%, 08/15/2050	5,000	4,043,687
5.75%, 08/15/2055	3,905	3,100,554
County of Miami-Dade FL Aviation Revenue Series 2015-A 5.00%, 10/01/2031	1,100	1,089,535
County of Miami-Dade Seaport Department Series 2023-A 5.25%, 10/01/2052	7,900	7,594,930
County of Osceola FL Transportation Revenue Series 2020-A Zero Coupon, 10/01/2035	1,000	528,310
Zero Coupon, 10/01/2036	860	421,736
Zero Coupon, 10/01/2037	1,390	633,146
Zero Coupon, 10/01/2038	1,185	502,955
Zero Coupon, 10/01/2039	1,610	639,044
County of Palm Beach FL (Provident Group-PBAU Properties LLC) Series 2019 5.00%, 04/01/2039(c)	1,435	1,326,412
5.00%, 04/01/2051(c)	11,645	10,045,534
County of Pasco FL (H Lee Moffitt Cancer Center & Research Institute Obligated Group) Series 2023 5.00%, 07/01/2030(c)	52,000	52,528,980
Escambia County Housing Finance Authority Series 2023-A 6.88%, 11/01/2053(c)	2,780	2,769,457

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Escambia County Housing Finance Authority (4900 S. Rio Grande Avenue LP) Series 2023-B 6.45%, 05/01/2027(c)	$7,665	$7,657,818
Florida Development Finance Corp. (Assistance Unlimited, Inc,) Series 2022 5.00%, 08/15/2032(c)	460	434,300
5.25%, 08/15/2037(c)	700	625,153
5.625%, 08/15/2042(c)	1,520	1,342,227
5.875%, 08/15/2052(c)	5,000	4,323,177
Florida Development Finance Corp. (Assistance Unlimited, Inc.) Series 2022 6.00%, 08/15/2057(c)	1,000	864,134
Florida Development Finance Corp. (Brightline Trains Florida LLC) Series 2020 7.375%, 01/01/2049(c)	23,190	22,534,437
Florida Development Finance Corp. (Cornerstone Charter Academy, Inc.) Series 2022 5.00%, 10/01/2032(c)	925	901,601
5.00%, 10/01/2042(c)	4,815	4,181,293
5.125%, 10/01/2052(c)	3,120	2,623,881
5.25%, 10/01/2056(c)	4,825	4,084,069
Florida Development Finance Corp. (Drs Kiran & Pallavi Patel 2017 Foundation for Global Understanding, Inc.) Series 2021 4.00%, 07/01/2051(c)	1,000	736,927
Florida Development Finance Corp. (IDEA Florida, Inc.) Series 2022 5.25%, 06/15/2029(c)	1,030	981,273
Florida Development Finance Corp. (Mater Academy, Inc.) Series 2020-A 5.00%, 06/15/2040	3,150	2,991,817
5.00%, 06/15/2050	13,310	11,866,834
5.00%, 06/15/2055	13,060	11,448,696
Series 2022-A 5.00%, 06/15/2047	2,470	2,233,209

38 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Florida Development Finance Corp. (Mayflower Retirement Center, Inc. Obligated Group) Series 2020 5.25%, 06/01/2050(c)	$5,000	$3,707,033
5.25%, 06/01/2055(c)	5,500	3,975,350
Series 2021 4.00%, 06/01/2041(c)	830	543,338
Florida Development Finance Corp. (Parrish Charter Academy) Series 2023 6.25%, 04/23/2058(c)	7,635	7,330,348
Florida Development Finance Corp. (Renaissance Charter School, Inc.) Series 2023-A 6.75%, 06/15/2053(c)	5,750	5,495,003
Florida Development Finance Corp. (River City Education Obligated Group) Series 2021 4.00%, 07/01/2035	925	816,584
Series 2022 5.00%, 07/01/2042	1,330	1,196,598
5.00%, 07/01/2051	1,045	887,549
5.00%, 02/01/2057	1,725	1,434,516
5.00%, 07/01/2057	680	565,064
Florida Development Finance Corp. (Seaside School Consortium, Inc.) Series 2022 6.00%, 06/15/2057	7,000	6,743,933
Florida Development Finance Corp. (United Cerebral Palsy of Central Florida, Inc.) Series 2020 5.00%, 06/01/2050	1,950	1,503,352
Florida Higher Educational Facilities Financial Authority (Florida Institute of Technology, Inc.) Series 2019 4.00%, 10/01/2037	1,000	853,760
5.00%, 10/01/2031	1,235	1,240,141
Florida Higher Educational Facilities Financial Authority (Ringling College of Art and Design, Inc.) Series 2017 5.00%, 03/01/2032	265	265,396
5.00%, 03/01/2034	2,395	2,389,919

abfunds.com	AB MUNICIPAL INCOME SHARES | 39

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

5.00%, 03/01/2042	$2,785	$2,531,680
Series 2019 5.00%, 03/01/2044	1,065	954,590
5.00%, 03/01/2049	10,425	9,051,654
Florida Municipal Power Agency (Florida Municipal Power Agency All-Requirements Power Supply Project Revenue) Series 2021 1.425%, 10/01/2026	2,700	2,410,825
Greater Orlando Aviation Authority 5.00%, 10/01/2034(a)	2,000	2,017,023
5.00%, 10/01/2044(a)	13,000	12,541,802
Series 2017-A 5.00%, 10/01/2031(a)	4,350	4,360,964
5.00%, 10/01/2032(a)	1,500	1,503,649
5.00%, 10/01/2034(a)	2,150	2,151,268
5.00%, 10/01/2035(a)	3,500	3,448,647
5.00%, 10/01/2036(a)	4,000	3,922,164
Series 2019-A 5.00%, 10/01/2036(a)	5,000	4,991,118
5.00%, 10/01/2049(a)	4,500	4,274,644
5.00%, 10/01/2054(a)	4,000	3,725,754
Highlands County Health Facilities Authority (Trousdale Foundation Obligated Group) Series 2018 6.00%, 04/01/2038(e)(f)	1,530	336,600
6.25%, 04/01/2049(e)(f)	1,820	400,400
Lakewood Ranch Stewardship District (Lakewood Ranch Stewardship District Northeast Sector Project) Series 2018 5.30%, 05/01/2039	1,000	947,602
5.45%, 05/01/2048	1,525	1,396,863
Lakewood Ranch Stewardship District (Lakewood Ranch Stewardship District Series 2023 Assessment) Series 2023 6.125%, 05/01/2043	2,225	2,170,671
6.30%, 05/01/2054	4,205	4,072,356
Lee County Industrial Development Authority/FL (Cypress Cove at Healthpark Florida Obligated Group) Series 2022 5.25%, 10/01/2052	1,350	1,051,725

40 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

5.25%, 10/01/2057	$3,650	$2,769,374
Marshall Creek Community Development District (Marshall Creek Community Development District 2015A) Series 2015-A 5.00%, 05/01/2032	1,230	1,190,704
Miami Beach Health Facilities Authority (Mount Sinai Medical Center of Florida Obligated Group) Series 2014 5.00%, 11/15/2039	2,000	1,900,900
Miami-Dade County Expressway Authority Series 2014-A 5.00%, 07/01/2034	4,000	4,013,879
Miami-Dade County Housing Finance Authority (Wynwood Works LLC) Series 2023-A 5.70%, 06/01/2052(c)	6,875	6,767,382
Series 2023-B 5.78%, 06/01/2027(c)	3,640	3,583,021
Miami-Dade County Industrial Development Authority (AcadeMir Charter School Middle & Preparatory Academy Obligated Group) Series 2022 5.00%, 07/01/2037(c)	525	476,469
5.25%, 07/01/2042(c)	770	682,694
5.25%, 07/01/2052(c)	2,435	2,033,133
5.50%, 07/01/2061(c)	4,375	3,694,135
Mid-Bay Bridge Authority Series 2015-A 5.00%, 10/01/2028	1,600	1,603,067
5.00%, 10/01/2040	2,000	1,881,671
Series 2015-C 5.00%, 10/01/2035	1,750	1,713,663
5.00%, 10/01/2040	1,000	934,587
Middleton Community Development District A Series 2022 6.20%, 05/01/2053	3,485	3,408,244
North Broward Hospital District Series 2017-B 5.00%, 01/01/2037	4,070	4,070,632
5.00%, 01/01/2042	10,510	9,924,079
5.00%, 01/01/2048	10,000	9,117,470

abfunds.com	AB MUNICIPAL INCOME SHARES | 41

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Orange County Health Facilities Authority (Presbyterian Retirement Communities, Inc. Obligated Group) Series 2023 4.00%, 08/01/2042	$5,750	$4,546,747
Palm Beach County Educational Facilities Authority (Palm Beach Atlantic University Obligated Group) Series 2021 4.00%, 10/01/2041	1,030	818,513
4.00%, 10/01/2051	4,330	3,087,083
Palm Beach County Health Facilities Authority (ACTS Retirement-Life Communities, Inc. Obligated Group) Series 2020-B 5.00%, 11/15/2042	1,000	912,795
Palm Beach County Health Facilities Authority (Federation CCRC Operations Corp. Obligated Group) Series 2020 5.00%, 06/01/2055	2,880	2,243,363
Series 2022 4.25%, 06/01/2056	4,825	3,197,442
Palm Beach County Health Facilities Authority (Green Cay Life Plan Village, Inc.) Series 2022 11.50%, 07/01/2027(c)	1,800	1,950,346
Palm Beach County Health Facilities Authority (Jupiter Medical Center Obligated Group) Series 2022 5.00%, 11/01/2038	400	377,103
5.00%, 11/01/2039	685	642,803
5.00%, 11/01/2040	650	607,386
5.00%, 11/01/2041	2,330	2,165,988
5.00%, 11/01/2042	500	462,850
5.00%, 11/01/2047	13,835	12,583,193
5.00%, 11/01/2052	19,480	17,406,559
Pinellas County Industrial Development Authority Series 2019 5.00%, 07/01/2039	6,620	6,098,467

42 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Pinellas County Industrial Development Authority (Drs Kiran & Pallavi Patel 2017 Foundation for Global Understanding, Inc.) Series 2019 5.00%, 07/01/2029	$1,245	$1,235,296
Polk County Industrial Development Authority (Mineral Development LLC) Series 2020 5.875%, 01/01/2033(c)	4,000	3,831,648
School Board of Miami-Dade County (The) Series 2023 5.00%, 06/18/2024	21,500	21,629,718
St. Johns County Industrial Development Authority (Presbyterian Retirement Communities, Inc. Obligated Group) Series 2020 4.00%, 08/01/2055	5,300	3,728,037
Tampa Florida Hospitals 5.00%, 07/01/2050(a)	18,325	17,246,270
Town of Davie FL (Nova Southeastern University, Inc.) Series 2018 5.00%, 04/01/2048	24,650	23,608,735
Village Community Development District No. 13 (Village Community Development District No. 13 Phase I Series 2019 Special Assmnts) Series 2019 3.00%, 05/01/2029	955	862,967
3.375%, 05/01/2034	1,435	1,235,091
3.55%, 05/01/2039	2,495	1,945,607
3.70%, 05/01/2050	9,545	6,706,728
Series 2020 3.50%, 05/01/2051(c)	4,845	3,216,645
Village Community Development District No. 14 Series 2022 5.50%, 05/01/2053	2,225	2,122,293

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Village Community Development District No. 15 Series 2023 5.00%, 05/01/2043(c)	$1,250	$1,161,695
5.25%, 05/01/2054(c)	2,150	1,973,176
Volusia County School Board (Volusia County School Board COP) Series 2014-B 5.00%, 08/01/2031	1,625	1,635,853

		628,316,859

Georgia – 3.6%
Augusta Development Authority (AU Health System Obligated Group) Series 2018 5.00%, 07/01/2027	1,635	1,669,111
City of Atlanta GA Department of Aviation Series 2019-B 5.00%, 07/01/2044	9,000	8,684,660
Series 2022-B 5.00%, 07/01/2047	10,000	9,563,254
5.00%, 07/01/2052	10,000	9,420,231
Clarke County Hospital Authority (Piedmont Healthcare, Inc. Obligated Group) Series 2016 5.00%, 07/01/2031	2,500	2,535,999
DeKalb County Housing Authority (HADC Avenues LLC) Series 2023 6.17%, 06/01/2053(c)	28,845	26,067,925
7.00%, 06/01/2041(c)	6,690	6,199,993
Development Authority for Fulton County (Piedmont Healthcare, Inc. Obligated Group) Series 2016-A 5.00%, 07/01/2032	2,000	2,029,106
Development Authority of Gwinnett County (Board of Regents of the University System of Georgia Lease) Series 2017-A 5.00%, 07/01/2032(a)	1,205	1,236,153
5.00%, 07/01/2033(a)	2,370	2,426,595
5.00%, 07/01/2035(a)	4,945	5,028,346
5.00%, 07/01/2037(a)	2,335	2,345,381

44 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Development Authority of Monroe County (The) (Georgia Power Co.) Series 2023 3.875%, 10/01/2048	$5,000	$4,867,515
Fayette County Hospital Authority/GA (Piedmont Healthcare, Inc. Obligated Group) Series 2016 5.00%, 07/01/2034	1,620	1,640,939
5.00%, 07/01/2035	6,355	6,423,879
5.00%, 07/01/2036	2,735	2,756,626
Fulton County Residential Care Facilities for the Elderly Authority (All Saints-St Luke’s Episcopal Home for the Retired Obligated Group) Series 2019 5.00%, 04/01/2047(c)	6,500	4,964,502
5.00%, 04/01/2054(c)	2,000	1,463,690
George L Smith II Congress Center Authority (Signia Hotel Management LLC) Series 2021 4.00%, 01/01/2054	1,485	1,107,642
Glynn-Brunswick Memorial Hospital Authority (Southeast Georgia Health System Obligated Group) Series 2017 5.00%, 08/01/2043	10,880	9,825,582
5.00%, 08/01/2047	1,800	1,580,479
Main Street Natural Gas, Inc. (Citadel LP) Series 2022-C 4.00%, 08/01/2052(c)	45,600	42,463,226
Main Street Natural Gas, Inc. (Citigroup, Inc.) Series 2022-A 4.00%, 09/01/2052	2,185	2,031,437
Series 2022-B 5.00%, 12/01/2052	3,000	2,956,966
Series 2023-A 5.00%, 06/01/2053	6,750	6,637,907
Series 2023-D 5.00%, 05/01/2054	51,450	50,542,072

abfunds.com	AB MUNICIPAL INCOME SHARES | 45

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Main Street Natural Gas, Inc. (Royal Bank of Canada) Series 2023 5.258% (SOFR + 1.70%), 12/01/2053(b)	$25,000	$24,921,038
Series 2023-B 5.00%, 07/01/2053	11,720	11,643,054
Series 2023-C 5.00%, 09/01/2053	24,815	24,641,417
Municipal Electric Authority of Georgia Series 2019 5.00%, 01/01/2038	1,235	1,221,876
5.00%, 01/01/2039	1,215	1,191,772
5.00%, 01/01/2048	2,460	2,296,463
5.00%, 01/01/2049	5,000	4,739,703
5.00%, 01/01/2056	4,655	4,344,196
5.00%, 01/01/2059	6,270	5,683,932
Series 2022 4.50%, 07/01/2063	15,000	12,776,529
5.00%, 07/01/2052	12,000	11,205,019
Series 2023 5.50%, 07/01/2064	10,200	9,828,661
AGM Series 2023 5.00%, 07/01/2048	1,570	1,530,792
5.00%, 07/01/2055	3,200	3,085,809
5.00%, 07/01/2064	6,055	5,819,521

		341,398,998

Guam – 0.6%
Guam Education Financing Foundation (Guam Education Financing Foundation COP) Series 2016-B 5.00%, 10/01/2026(c)	9,655	9,347,696
Guam Government Waterworks Authority Series 2020-A 5.00%, 01/01/2050	3,790	3,391,383
Guam Power Authority Series 2022-A 5.00%, 10/01/2043	3,300	3,081,964
Territory of Guam Series 2019 5.00%, 11/15/2031	1,685	1,664,374
Territory of Guam (Guam Section 30 Income Tax) Series 2016-A 5.00%, 12/01/2023	1,140	1,140,267
5.00%, 12/01/2029	1,310	1,310,474

46 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

5.00%, 12/01/2030	$4,160	$4,149,818
5.00%, 12/01/2032	3,545	3,542,097
Territory of Guam (Territory of Guam Business Privilege Tax) Series 2015 5.00%, 11/15/2029	13,375	13,233,899
Series 2015-D 5.00%, 11/15/2033	3,570	3,457,012
5.00%, 11/15/2035	8,935	8,500,323
Series 2021-F 4.00%, 01/01/2036	4,050	3,633,333

		56,452,640

Idaho – 0.1%
Idaho Health Facilities Authority (North Canyon Medical Center, Inc.) Series 2023 7.00%, 11/01/2048	4,500	4,401,421
7.125%, 11/01/2057	7,495	7,193,944
Idaho Housing & Finance Association (Battelle Energy Alliance LLC) Series 2010-A 7.00%, 02/01/2036	200	200,243

		11,795,608

Illinois – 8.3%
Chicago Board of Education Series 2012-A 5.00%, 12/01/2042	6,635	5,879,295
Series 2015-C 5.25%, 12/01/2035	2,790	2,693,237
5.25%, 12/01/2039	8,080	7,467,777
Series 2015-E 5.125%, 12/01/2032	1,000	973,817
Series 2016-A 7.00%, 12/01/2044	1,400	1,430,250
Series 2016-B 6.50%, 12/01/2046	1,900	1,929,052
Series 2017-G 5.00%, 12/01/2034	4,150	4,025,727
Series 2017-H 5.00%, 12/01/2036	900	849,848
Series 2018-A 5.00%, 12/01/2026	5,430	5,445,130
5.00%, 12/01/2027	6,300	6,318,170
Series 2019-A 5.00%, 12/01/2029	2,950	2,933,096

abfunds.com	AB MUNICIPAL INCOME SHARES | 47

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

5.00%, 12/01/2030	$5,120	$5,056,786
Series 2019-B 5.00%, 12/01/2030	935	923,456
5.00%, 12/01/2031	1,030	1,014,504
5.00%, 12/01/2032	635	623,622
5.00%, 12/01/2033	500	489,525
Series 2021-A 5.00%, 12/01/2032	2,400	2,356,996
5.00%, 12/01/2033	4,510	4,415,511
5.00%, 12/01/2036	1,010	956,519
5.00%, 12/01/2038	7,730	7,172,292
5.00%, 12/01/2039	2,000	1,834,043
5.00%, 12/01/2040	1,750	1,598,624
5.00%, 12/01/2041	7,765	7,027,329
Series 2021-B 5.00%, 12/01/2036	1,000	947,048
Series 2022-B 4.00%, 12/01/2041	27,965	22,082,859
Series 2023 5.00%, 04/01/2045	1,500	1,368,011
5.25%, 04/01/2033	1,250	1,305,621
5.25%, 04/01/2034	1,000	1,023,917
5.50%, 04/01/2042	5,000	4,933,834
5.75%, 04/01/2048	5,000	5,021,068
Series 2023-A 5.875%, 12/01/2047(h)	19,500	19,215,199
6.00%, 12/01/2049(h)	33,500	33,410,823
Chicago O’Hare International Airport 5.25%, 01/01/2053(a)	20,000	19,272,164
Series 2015-C 5.00%, 01/01/2034	1,665	1,640,370
Series 2016-B 5.00%, 01/01/2034	5,000	5,035,499
Series 2016-C 5.00%, 01/01/2035	1,625	1,633,142
5.00%, 01/01/2038	7,625	7,542,200
Series 2017-B 5.00%, 01/01/2036	12,000	12,034,699
5.00%, 01/01/2037	14,800	14,722,827
Series 2022 4.50%, 01/01/2048	10,000	8,671,227
4.625%, 01/01/2053	10,000	8,578,660
5.50%, 01/01/2055(a)	19,000	18,938,229
Chicago O’Hare International Airport (TrIPs Obligated Group) Series 2018 5.00%, 07/01/2033	645	639,741

48 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

5.00%, 07/01/2038	$1,500	$1,409,538
5.00%, 07/01/2048	5,000	4,401,004
Chicago Transit Authority Sales Tax Receipts Fund Series 2020-A 5.00%, 12/01/2045	5,000	4,889,446
5.00%, 12/01/2055	6,000	5,599,952
City of Chicago IL (Goldblatts Supportive Living Project) Series 2013 6.375%, 12/01/2052(e)(f)	1,050	603,972
Eastern Illinois Economic Development Authority (City of Mattoon IL Sales & Hotel Tax) Series 2023 5.00%, 11/01/2033	1,000	925,626
6.00%, 05/01/2046	3,580	3,195,860
Illinois Finance Authority (Acero Charter Schools, Inc. Obligated Group) Series 2021 4.00%, 10/01/2035(c)	1,280	1,059,440
4.00%, 10/01/2042(c)	4,150	3,018,837
Illinois Finance Authority (Ascension Health Credit Group) Series 2016-C 5.00%, 02/15/2041	2,835	2,758,304
Illinois Finance Authority (Clark-Lindsey Village Obligated Group) Series 2022-A 4.60%, 06/01/2027	330	314,989
5.125%, 06/01/2032	350	323,478
5.25%, 06/01/2037	840	742,714
5.375%, 06/01/2042	1,485	1,262,159
5.50%, 06/01/2057	5,280	4,243,437
Illinois Finance Authority (DePaul College Prep) Series 2023 4.30%, 08/01/2028(c)	1,220	1,180,721
4.50%, 08/01/2033(c)	1,275	1,198,961
5.25%, 08/01/2038(c)	2,595	2,461,922
5.50%, 08/01/2043(c)	3,125	2,948,747
5.625%, 08/01/2053(c)	7,250	6,667,688
Illinois Finance Authority (Illinois Institute of Technology) Series 2019 4.00%, 09/01/2035	1,000	819,608

abfunds.com	AB MUNICIPAL INCOME SHARES | 49

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

4.00%, 09/01/2037	$1,130	$879,963
4.00%, 09/01/2039	2,000	1,498,677
4.00%, 09/01/2041	6,625	4,790,177
5.00%, 09/01/2036	2,095	1,872,870
5.00%, 09/01/2038	5,930	5,136,787
5.00%, 09/01/2040	2,285	1,930,958
Illinois Finance Authority (Lake Forest College) Series 2022-A 5.25%, 10/01/2052	1,500	1,305,909
5.50%, 10/01/2042	1,045	990,566
5.50%, 10/01/2047	1,000	920,684
Illinois Finance Authority (LRS Holdings LLC) Series 2023 7.375%, 09/01/2042(h)	23,500	23,536,893
Illinois Finance Authority (Park Place of Elmhurst Obligated Group) Series 2021 5.125%, 05/15/2060	3,515	1,827,439
Illinois Finance Authority (Plymouth Place Obligated Group) Series 2022 4.75%, 11/15/2027	1,500	1,452,372
5.25%, 11/15/2027	1,525	1,482,373
6.50%, 05/15/2042	2,000	1,923,009
6.50%, 05/15/2047	2,000	1,878,798
6.625%, 05/15/2052	1,910	1,786,380
6.75%, 05/15/2058	1,765	1,657,833
Illinois Finance Authority (Prerefunded – US Treasuries) Series 2015 5.25%, 05/15/2050	2,000	2,040,600
Illinois Finance Authority (Rosalind Franklin University of Medicine and Science) Series 2017-A 5.00%, 08/01/2042	1,000	933,845
5.00%, 08/01/2047	2,475	2,237,062
Series 2017-C 5.00%, 08/01/2046	2,900	2,638,868
Illinois Finance Authority (Silver Cross Hospital Obligated Group) Series 2015-C 5.00%, 08/15/2035	4,750	4,551,602

50 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Illinois Finance Authority (University of Illinois) Series 2020 4.00%, 10/01/2050	$3,615	$2,708,156
Illinois Finance Authority (Washington and Jane Smith Home (The)) Series 2022 4.00%, 10/15/2044	10,890	7,519,470
Illinois Housing Development Authority Series 2022 5.67%, 12/01/2025(c)	17,000	16,929,538
7.17%, 11/01/2038	1,675	1,599,758
Illinois State Toll Highway Authority
Series 2015-A 5.00%, 01/01/2031	1,500	1,517,205
5.00%, 01/01/2032	1,625	1,637,747
Series 2015-B 5.00%, 01/01/2036	2,850	2,868,986
Series 2016-B 5.00%, 01/01/2041	3,450	3,460,660
Metropolitan Pier & Exposition Authority Series 2012 Zero Coupon, 12/15/2041	9,400	3,396,898
Zero Coupon, 12/15/2051	11,385	2,208,540
Series 2015-B 5.00%, 12/15/2045	13,300	12,624,271
Series 2017-A 5.00%, 06/15/2057	4,000	3,654,171
Series 2017-B Zero Coupon, 12/15/2054	9,850	1,592,758
Series 2020 4.00%, 06/15/2050	2,525	1,962,692
5.00%, 06/15/2050	41,220	38,276,327
Metropolitan Pier & Exposition Authority (Metropolitan Pier & Exposition Authority Lease) Series 2020 5.00%, 06/15/2042	2,675	2,582,910
State of Illinois Series 2010 7.35%, 07/01/2035	11,027	11,218,456
Series 2014 5.00%, 05/01/2031	7,615	7,515,706
Series 2016 5.00%, 02/01/2024	2,525	2,528,177
5.00%, 02/01/2027	19,125	19,514,987

abfunds.com	AB MUNICIPAL INCOME SHARES | 51

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

5.00%, 02/01/2029	$5,945	$6,050,575
5.00%, 11/01/2032	5,245	5,284,309
5.00%, 11/01/2035	8,000	7,995,084
Series 2017-A 5.00%, 12/01/2025	3,510	3,554,371
5.00%, 12/01/2026	6,000	6,114,774
5.00%, 12/01/2028	2,700	2,760,936
5.00%, 12/01/2034	2,585	2,602,338
Series 2017-C 5.00%, 11/01/2029	4,335	4,422,779
Series 2017-D 5.00%, 11/01/2026	16,070	16,369,984
5.00%, 11/01/2028	8,450	8,638,354
Series 2018-A 5.00%, 10/01/2027	14,590	14,940,567
5.00%, 10/01/2028	1,710	1,759,785
5.00%, 10/01/2029	1,030	1,057,074
5.00%, 05/01/2030	2,185	2,233,490
Series 2019-B 4.00%, 11/01/2033	9,500	8,882,110
4.00%, 11/01/2036	16,375	14,695,790
4.00%, 11/01/2037	16,920	14,933,331
5.00%, 11/01/2030	8,225	8,470,162
Series 2020 5.50%, 05/01/2030	2,750	2,878,211
5.75%, 05/01/2045	2,500	2,549,812
Series 2020-B 5.00%, 10/01/2030	2,000	2,067,925
Series 2021-A 5.00%, 12/01/2030	9,955	10,293,712
5.00%, 03/01/2035	2,700	2,737,745
5.00%, 03/01/2036	3,250	3,275,451
5.00%, 03/01/2037	3,750	3,756,078
5.00%, 03/01/2046	4,000	3,754,671
Series 2022-A 5.25%, 03/01/2037	2,500	2,555,273
5.50%, 03/01/2042	12,610	12,816,316
5.50%, 03/01/2047	4,500	4,523,701
Series 2022-B 5.25%, 10/01/2037	13,000	13,247,721
Series 2022-C 5.50%, 10/01/2045	19,000	19,164,131
Series 2023-B 5.00%, 05/01/2033	8,000	8,219,352
5.00%, 05/01/2036	5,000	5,034,404
5.25%, 05/01/2041	2,750	2,734,015
5.25%, 05/01/2042	5,000	4,931,908

52 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

5.25%, 05/01/2043	$2,500	$2,455,993
5.50%, 05/01/2047	5,000	5,025,661
Series 2023-C 5.00%, 05/01/2033	15,000	15,411,285
Series 2023-D 5.00%, 07/01/2036	5,000	5,027,571
Village of Antioch IL Special Service Areas No. 1 & 2 Series 2016-A 4.50%, 03/01/2033	3,159	2,782,314
Series 2016-B 7.00%, 03/01/2033	1,469	1,341,971
Village of Pingree Grove IL Special Service Area No. 7 Series 2015 4.50%, 03/01/2025	333	329,012
5.00%, 03/01/2036	2,957	2,680,084
Series 2015-B 6.00%, 03/01/2036	824	788,657

		795,198,012

Indiana – 1.1%
City of Fort Wayne IN 10.75%, 12/01/2029(e)(f)	1,243	124
City of Whiting IN (BP Products North America, Inc.) Series 2023 4.40%, 11/01/2045	10,000	9,511,387
Indiana Finance Authority (Baptist Healthcare System Obligated Group) Series 2017 5.00%, 08/15/2051	3,905	3,552,683
Indiana Finance Authority (Brightmark Plastics Renewal Indiana LLC) Series 2019 7.00%, 03/01/2039(d)	31,440	21,913,755
Indiana Finance Authority (CWA Authority, Inc.) Series 2024 5.00%, 10/01/2036(h)	1,440	1,466,677
5.00%, 10/01/2038(h)	1,220	1,217,695
5.00%, 10/01/2040(h)	1,000	984,294
5.00%, 10/01/2041(h)	1,500	1,466,482
5.00%, 10/01/2042(h)	1,435	1,395,976
5.00%, 10/01/2043(h)	1,550	1,501,089
5.00%, 10/01/2044(h)	1,600	1,540,712

abfunds.com	AB MUNICIPAL INCOME SHARES | 53

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Indiana Finance Authority (Good Samaritan Hospital Obligated Group) Series 2022 4.00%, 04/01/2037	$2,620	$2,107,865
4.00%, 04/01/2039	1,630	1,244,712
4.00%, 04/01/2041	2,305	1,709,924
4.00%, 04/01/2042	2,400	1,753,166
Indiana Finance Authority (Greencroft Goshen Obligated Group) Series 2021 4.00%, 11/15/2043	6,700	4,709,283
Series 2023-2 4.00%, 11/15/2023	795	794,348
4.00%, 11/15/2024	905	885,207
4.00%, 11/15/2025	985	944,301
4.00%, 11/15/2028	1,000	912,116
4.00%, 11/15/2029	1,000	897,594
4.00%, 11/15/2037	1,800	1,399,531
Indiana Finance Authority (Marquette Manor) Series 2015-A 5.00%, 03/01/2030	1,000	974,538
Indiana Finance Authority (Ohio Valley Electric Corp.) Series 2020 3.00%, 11/01/2030	11,725	10,373,719
Series 2020-A 3.00%, 11/01/2030	7,290	6,449,843
Series 2021-B 2.50%, 11/01/2030	5,065	4,319,608
Indiana Finance Authority (University of Evansville) Series 2022 5.00%, 09/01/2029	1,755	1,710,667
5.00%, 09/01/2030	1,845	1,787,883
5.00%, 09/01/2031	1,935	1,863,656
5.00%, 09/01/2032	2,035	1,946,658
5.25%, 09/01/2044	10,000	8,675,595
5.25%, 09/01/2057	2,010	1,632,602
Indiana Housing & Community Development Authority (Vita of Marion LLC) Series 2021-A 5.25%, 04/01/2041(c)	1,000	734,846

		102,378,536

54 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Iowa – 0.7%
Iowa Finance Authority (Iowa Fertilizer Co. LLC) Series 2022 5.00%, 12/01/2050	$35,950	$32,616,713
Iowa Finance Authority (Lifespace Communities, Inc. Obligated Group) Series 2018-A 5.00%, 05/15/2043	8,405	6,394,824
Iowa Finance Authority (Wesley Retirement Services, Inc. Obligated Group) Series 2021 4.00%, 12/01/2031	4,785	4,104,352
4.00%, 12/01/2041	7,810	5,677,411
4.00%, 12/01/2046	5,225	3,551,358
4.00%, 12/01/2051	9,340	6,073,436
Iowa Higher Education Loan Authority (Des Moines University Osteopathic Medical Center) Series 2022 5.375%, 10/01/2052	1,600	1,513,811
Iowa Higher Education Loan Authority (Simpson College) Series 2020 5.50%, 11/01/2051	7,160	5,834,311
Iowa Tobacco Settlement Authority Series 2021-A 4.00%, 06/01/2049	4,000	3,271,277

		69,037,493

Kansas – 0.5%
City of Overland Park KS Sales Tax Revenue Series 2022 6.00%, 11/15/2034(c)	1,850	1,819,238
6.50%, 11/15/2042(c)	13,650	13,173,634
City of Topeka KS (Congregational Home Obligated Group (The)) Series 2022-A 5.75%, 12/01/2033	2,865	2,699,643
6.25%, 12/01/2042	2,920	2,655,696
6.50%, 12/01/2052	6,000	5,430,368

abfunds.com	AB MUNICIPAL INCOME SHARES | 55

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Kansas Development Finance Authority (State of Kansas Department of Administration Lease) Series 2021-K 2.39%, 05/01/2036	$8,000	$5,516,113
Overland Park Development Corp. (City of Overland Park KS) Series 2019 5.00%, 03/01/2035	1,765	1,645,308
5.00%, 03/01/2037	2,070	1,908,989
5.00%, 03/01/2039	2,325	2,079,369
5.00%, 03/01/2044	1,000	868,543
5.00%, 03/01/2049	5,875	4,966,743
Wyandotte County-Kansas City Unified Government (Wyandotte County-Kansas City Unified Government Sales Tax) Series 2018 4.50%, 06/01/2040	1,375	1,176,744

		43,940,388

Kentucky – 1.7%
City of Ashland KY (Ashland Hospital Corp. Obligated Group) Series 2019 4.00%, 02/01/2035	930	839,661
City of Henderson KY (Pratt Paper LLC) Series 2022 4.45%, 01/01/2042(c)	9,000	7,941,415
County of Trimble KY (Louisville Gas and Electric Co.) Series 2020 1.30%, 09/01/2044	8,500	7,179,179
Kentucky Economic Development Finance Authority (Baptist Healthcare System Obligated Group) Series 2017-B 5.00%, 08/15/2034	1,500	1,521,456
5.00%, 08/15/2035	3,085	3,120,726
5.00%, 08/15/2037	1,550	1,552,146
5.00%, 08/15/2041	6,905	6,719,040
5.00%, 08/15/2046	2,740	2,553,050

56 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Kentucky Economic Development Finance Authority (Carmel Manor, Inc.) Series 2022 4.50%, 10/01/2027	$4,000	$3,867,503
Kentucky Economic Development Finance Authority (CommonSpirit Health) Series 2019-A 5.00%, 08/01/2044	10,105	9,542,478
5.00%, 08/01/2049	7,660	7,032,094
Kentucky Economic Development Finance Authority (Masonic Homes of Kentucky, Inc. Obligated Group) Series 2012 5.375%, 11/15/2042	1,685	1,288,633
5.50%, 11/15/2045	1,000	755,468
Series 2016 5.00%, 05/15/2031	2,000	1,742,152
Series 2016-A 5.00%, 05/15/2046	1,100	751,008
5.00%, 05/15/2051	2,000	1,315,743
Kentucky Economic Development Finance Authority (Owensboro Health, Inc. Obligated Group) Series 2015 5.25%, 06/01/2050	24,090	22,077,856
Series 2017-A 5.00%, 06/01/2031	2,000	1,994,350
5.00%, 06/01/2032	3,500	3,488,031
5.00%, 06/01/2037	4,325	4,158,851
5.00%, 06/01/2041	4,300	3,996,716
5.00%, 06/01/2045	8,750	7,888,438
5.25%, 06/01/2041	6,750	6,393,000
Series 2017-B 5.00%, 06/01/2040	5,000	4,651,341
Kentucky Economic Development Finance Authority (Rosedale Green) Series 2015 5.50%, 11/15/2035	2,265	1,968,288
5.75%, 11/15/2045	3,350	2,644,256
Kentucky Housing Corp. (Churchill Park LLLP) Series 2022-A 4.65%, 05/01/2025(c)	2,665	2,630,612

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

5.75%, 11/01/2040(c)	$12,370	$11,423,869
Series 2022-B 6.75%, 11/01/2040(c)	2,050	1,903,640
Kentucky Public Energy Authority (Morgan Stanley) Series 2019-C 4.00%, 02/01/2050	3,170	3,007,452
Series 2022-A 4.00%, 08/01/2052(a)	11,290	10,429,817
Louisville/Jefferson County Metropolitan Government (Norton Healthcare Obligated Group) Series 2016 5.00%, 10/01/2033	8,205	8,246,993
Series 2020 5.00%, 10/01/2047	1,965	2,003,877
Series 2020-A 5.00%, 10/01/2038	965	945,092

		157,574,231

Louisiana – 1.0%
Jefferson Sales Tax District AGM Series 2017-B 5.00%, 12/01/2034	1,000	1,023,878
5.00%, 12/01/2036	2,400	2,431,410
Louisiana Local Government Environmental Facilities & Community Development Auth (Louisiana Utilities Restoration Corp.) Series 2022 4.475%, 08/01/2039	10,000	8,729,992
Louisiana Local Government Environmental Facilities & Community Development Auth (Louisiana Utilities Restoration Corp. ELL System Restoration Revenue) Series 2023 5.048%, 12/01/2034	10,000	9,515,844
Louisiana Local Government Environmental Facilities & Community Development Auth (St. James Place of Baton Rouge) Series 2015-A 6.00%, 11/15/2035	2,100	1,943,848

58 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Louisiana Local Government Environmental Facilities & Community Development Auth (Woman’s Hospital Foundation) Series 2017 5.00%, 10/01/2034(a)	$8,985	$9,054,308
5.00%, 10/01/2036(a)	8,460	8,438,938
5.00%, 10/01/2037(a)	5,000	4,912,537
5.00%, 10/01/2044(a)	5,155	4,725,629
Louisiana Public Facilities Authority (Geo Prep Mid-City of Greater Baton Rouge) Series 2022 5.625%, 06/01/2037(c)	415	393,649
6.25%, 06/01/2062(c)	1,425	1,318,376
Louisiana Public Facilities Authority (Louisiana Pellets, Inc.) Series 2013-B 10.50%, 07/01/2039(f)	2,750	28
Series 2014-A 7.50%, 07/01/2023(i)	1,250	13
Louisiana Public Facilities Authority (Louisiana State University & Agricultural & Mechanical College Auxiliary Revenue) Series 2019 5.00%, 07/01/2059	10,270	9,498,357
Louisiana Public Facilities Authority (Louisiana State University & Agricultural & Mechanical College Lease) Series 2017 5.00%, 07/01/2042	1,500	1,458,666
5.00%, 07/01/2047	6,515	6,205,216
5.00%, 07/01/2052	7,300	6,806,399
5.00%, 07/01/2057	2,250	2,084,226
Louisiana Public Facilities Authority (Prerefunded – US Govt Agencies) Series 2016 5.00%, 05/15/2047	10	10,245
New Orleans Aviation Board Series 2017-B 5.00%, 01/01/2043	1,000	955,743
Parish of St. James LA (NuStar Logistics LP) Series 2020-2 6.35%, 07/01/2040(c)	3,990	4,181,640

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Parish of St. John the Baptist LA (Marathon Oil Corp.) Series 2019 2.10%, 06/01/2037	$2,465	$2,422,420
2.20%, 06/01/2037	3,700	3,455,853
St Tammany Parish Finance Authority (Christwood) Series 2015 5.25%, 11/15/2037	1,050	917,168

		90,484,383

Maine – 0.2%
Finance Authority of Maine (Casella Waste Systems, Inc.) Series 2017 5.25%, 01/01/2025(c)	4,630	4,597,255
Series 2018-R2 4.375%, 08/01/2035(c)	1,700	1,657,964
Maine Health & Higher Educational Facilities Authority (Maine Medical Center) Series 2018-A 5.00%, 07/01/2043	3,370	3,279,701
5.00%, 07/01/2048	6,250	5,994,102

		15,529,022

Maryland – 1.5%
City of Baltimore MD (East Baltimore Research Park Project) Series 2017-A 5.00%, 09/01/2038	1,000	933,828
City of Baltimore MD (Harbor Point Special Taxing District) Series 2019 3.625%, 06/01/2046(c)	1,750	1,270,118
Series 2019-B 3.875%, 06/01/2046(c)	300	219,872
County of Frederick MD (County of Frederick MD Urbana Community Development Authority) Series 2020-C 4.00%, 07/01/2050(c)	2,615	2,045,376
Maryland Economic Development Corp. (City of Baltimore MD Port Covington Development District) Series 2020 4.00%, 09/01/2050	1,500	1,102,256

60 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Maryland Economic Development Corp. (Maryland Econ Dev Corp-Morgan View & Thurgood Marshall Student Hsg) Series 2020 4.25%, 07/01/2050	$1,130	$911,980
Maryland Economic Development Corp. (Maryland Economic Development Corp. Morgan View & Thurgood Marshall Student Hsg) Series 2022 5.75%, 07/01/2053	2,860	2,908,510
6.00%, 07/01/2058	10,000	10,340,054
Maryland Economic Development Corp. (Purple Line Transit Partners LLC) Series 2022 5.00%, 12/31/2036	3,200	3,079,104
5.00%, 06/30/2037	2,400	2,293,589
5.00%, 12/31/2037	2,605	2,472,020
5.00%, 06/30/2038	2,920	2,757,869
5.00%, 12/31/2038	1,015	957,402
5.25%, 06/30/2047	3,125	2,921,659
5.25%, 06/30/2052	50,415	46,496,958
5.25%, 06/30/2055	6,980	6,386,893
Maryland Health & Higher Educational Facilities Authority (Meritus Medical Center Obligated Group) Series 2015 5.00%, 07/01/2031	3,245	3,258,897
Maryland Health & Higher Educational Facilities Authority (TidalHealth Obligated Group) Series 2020 4.00%, 07/01/2036	2,520	2,222,812
4.00%, 07/01/2037	2,575	2,207,223
4.00%, 07/01/2038	1,555	1,300,980
4.00%, 07/01/2040	1,645	1,381,416
5.00%, 07/01/2046	22,040	20,197,747
Maryland Stadium Authority (Baltimore City Public School Construction Financing Fund) Series 2020 5.00%, 05/01/2050(a)	29,840	28,968,588

		146,635,151

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Massachusetts – 0.7%
Massachusetts Development Finance Agency (Emerson College) Series 2016-A 5.00%, 01/01/2047	$8,170	$7,374,598
Series 2017-A 5.00%, 01/01/2040	670	634,856
Massachusetts Development Finance Agency (Emmanuel College/MA) Series 2016-A 5.00%, 10/01/2043	3,405	3,133,833
Massachusetts Development Finance Agency (Lasell University) Series 2021 4.00%, 07/01/2027	250	240,336
4.00%, 07/01/2028	325	309,530
4.00%, 07/01/2029	340	320,503
4.00%, 07/01/2040	3,005	2,393,407
4.00%, 07/01/2045	2,200	1,637,800
4.00%, 07/01/2050	1,615	1,143,937
Massachusetts Development Finance Agency (Merrimack College) Series 2017 5.00%, 07/01/2047	3,665	3,244,177
Series 2022 5.00%, 07/01/2052	1,150	994,938
Massachusetts Development Finance Agency (Salem Community Corp. Obligated Group) Series 2022 5.25%, 01/01/2050	2,680	2,109,799
Massachusetts Development Finance Agency (Simmons University) Series 2018-L 5.00%, 10/01/2034	1,360	1,349,563
5.00%, 10/01/2035	1,000	983,583
Series 2023 5.00%, 10/01/2043	1,100	982,245
5.25%, 10/01/2036	415	408,171
5.25%, 10/01/2037	500	484,666
5.25%, 10/01/2038	515	493,998
5.25%, 10/01/2039	520	494,792

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Massachusetts Development Finance Agency (South Shore Hospital, Inc. Obligated Group) Series 2016-I 5.00%, 07/01/2031	$1,350	$1,355,742
5.00%, 07/01/2041	2,500	2,314,852
Massachusetts Development Finance Agency (Springfield College) Series 2021 4.00%, 06/01/2056	4,000	2,816,592
5.00%, 06/01/2026	420	419,817
5.00%, 06/01/2027	445	445,537
5.00%, 06/01/2028	1,850	1,855,714
Series 2021-B 4.00%, 06/01/2035	2,300	2,062,643
4.00%, 06/01/2050	1,700	1,243,047
Massachusetts Development Finance Agency (Tufts Medicine Obligated Group) Series 2013-G 5.00%, 07/01/2037	2,550	2,344,629
Series 2019-A 5.00%, 07/01/2036	1,000	940,692
5.00%, 07/01/2044	4,000	3,457,238
Massachusetts Development Finance Agency (UMass Memorial Health Care Obligated Group) Series 2016 5.00%, 07/01/2041	1,480	1,391,041
5.00%, 07/01/2046	2,500	2,314,186
Massachusetts Port Authority Series 2021-E 5.00%, 07/01/2051	2,260	2,131,379
Massachusetts School Building Authority (Massachusetts School Building Authority Sales Tax) Series 2009 5.715%, 08/15/2039	10,255	10,017,661

		63,845,502

Michigan – 1.4%
City of Detroit MI Series 2014-B 4.00%, 04/01/2044(g)	10,000	6,792,559

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Series 2018 5.00%, 04/01/2033	$1,000	$999,634
5.00%, 04/01/2034	2,250	2,244,577
5.00%, 04/01/2035	1,000	992,044
5.00%, 04/01/2036	700	686,982
5.00%, 04/01/2038	2,135	2,030,013
Series 2020 5.50%, 04/01/2045	1,690	1,627,051
5.50%, 04/01/2050	2,170	2,064,346
Series 2021-A 5.00%, 04/01/2038	1,100	1,047,399
5.00%, 04/01/2046	2,030	1,824,228
5.00%, 04/01/2050	1,000	881,880
Series 2023-A 5.25%, 05/01/2024	1,000	1,000,991
5.25%, 05/01/2025	1,750	1,755,612
5.25%, 05/01/2027	300	303,459
5.25%, 05/01/2029	700	713,637
Series 2023-B 6.844%, 05/01/2028	1,500	1,485,941
Series 2023-C 6.00%, 05/01/2043	1,250	1,295,561
Grand Rapids Economic Development Corp. (Beacon Hill at Eastgate) Series 2017-A 5.00%, 11/01/2032	1,055	955,819
5.00%, 11/01/2037	600	508,282
Great Lakes Water Authority Water Supply System Revenue Series 2016-A 5.00%, 07/01/2046(a)	1,025	996,108
Series 2016-D 5.00%, 07/01/2036(a)	25,210	25,442,842
Kalamazoo Economic Development Corp. (Heritage Community of Kalamazoo Obligated Group) Series 2019 5.00%, 05/15/2037	1,100	933,501
Series 2020 5.00%, 05/15/2055	6,860	4,930,169
Kalamazoo Hospital Finance Authority (Prerefunded – US Treasuries) Series 2016 4.00%, 05/15/2031	10	10,018
4.00%, 05/15/2032	20	20,036

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

4.00%, 05/15/2033	$30	$30,055
4.00%, 05/15/2036	65	65,118
Michigan Finance Authority (Albion College) Series 2022 4.00%, 12/01/2046	2,120	1,516,392
4.00%, 12/01/2051	2,165	1,477,075
Michigan Finance Authority (Great Lakes Water Authority Water Supply System Revenue) Series 2014-D4 5.00%, 07/01/2029	1,100	1,104,819
5.00%, 07/01/2034	1,000	990,914
Series 2015-D1 5.00%, 07/01/2034	2,000	2,011,542
Series 2015-D2 5.00%, 07/01/2034	3,400	3,424,491
Michigan Finance Authority (Henry Ford Health System Obligated Group) Series 2016 5.00%, 11/15/2032	3,850	3,882,123
Series 2019-A 5.00%, 11/15/2048	6,635	6,237,459
Michigan Finance Authority (Michigan Finance Authority Tobacco Settlement Revenue) Series 2020-A 3.267%, 06/01/2039	5,000	4,280,895
4.00%, 06/01/2049	5,000	4,065,030
Michigan Finance Authority (Public Lighting Authority) Series 2014-B 5.00%, 07/01/2031	1,450	1,428,586
5.00%, 07/01/2032	3,000	2,948,283
5.00%, 07/01/2033	3,500	3,432,267
Michigan Strategic Fund (Michigan Strategic Fund – I 75 Improvement Project) Series 2018 5.00%, 06/30/2048	8,600	7,807,326
Michigan Tobacco Settlement Finance Authority (Tobacco Settlement Financing Corp./MI) Series 2008-C Zero Coupon, 06/01/2058	241,050	10,852,577

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Troy School District/MI Series 2023 5.00%, 05/01/2039	$2,115	$2,191,451
5.00%, 05/01/2040	5,000	5,162,952
5.00%, 05/01/2041	3,440	3,540,359
Wayne State University Series 2018-A 5.00%, 11/15/2043	4,000	3,938,576

		131,930,979

Minnesota – 0.6%
City of Fridley MN (Roers Fridley Apartments Owner II LLC) Series 2023-A 5.75%, 06/01/2041(c)	6,635	5,827,515
City of Ramsey MN (Pact Charter School) Series 2022-A 5.00%, 06/01/2032	11,800	11,221,933
Dakota County Community Development Agency (Rosemont AH I LLLP) Series 2023 5.30%, 07/01/2028(c)	7,075	6,964,354
5.66%, 07/01/2041(c)	19,240	17,630,478
Duluth Economic Development Authority (Essentia Health Obligated Group) Series 2018-A 5.00%, 02/15/2043	2,500	2,356,333
5.00%, 02/15/2048	425	386,495
Housing & Redevelopment Authority of The City of St. Paul Minnesota (Hmong College Prep Academy) Series 2020 5.00%, 09/01/2040	1,390	1,210,554
Housing & Redevelopment Authority of The City of St. Paul Minnesota (Minnesota Math & Science Academy) Series 2021 3.00%, 06/01/2031(c)	900	727,861
4.00%, 06/01/2051(c)	1,250	787,465
4.00%, 06/01/2056(c)	1,100	668,194
Minnesota Higher Education Facilities Authority (College of St. Scholastica, Inc.) Series 2019 4.00%, 12/01/2040	3,850	3,075,261

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Minnesota Higher Education Facilities Authority (St. Catherine University) Series 2018-A 5.00%, 10/01/2045	$1,900	$1,720,194

		52,576,637

Mississippi – 0.5%
Mississippi Business Finance Corp. (Alden Group Renewable Energy Mississippi LLC) Series 2022 8.00%, 12/01/2029(d)	14,500	13,703,994
Mississippi Business Finance Corp. (Enviva, Inc.) Series 2022 7.75%, 07/15/2047	6,395	4,571,342
Mississippi Development Bank (Magnolia Regional Health Center) Series 2021 4.00%, 10/01/2041(c)	2,500	1,827,753
5.00%, 10/01/2024(c)	880	878,235
5.00%, 10/01/2026(c)	1,700	1,679,419
5.00%, 10/01/2027(c)	900	888,243
5.00%, 10/01/2028(c)	1,900	1,872,078
5.00%, 10/01/2033(c)	2,270	2,185,765
Mississippi Hospital Equipment & Facilities Authority (Baptist Memorial Health Care Obligated Group) Series 2016-A 5.00%, 09/01/2036	1,645	1,605,919
5.00%, 09/01/2041	18,265	17,279,753
Mississippi Hospital Equipment & Facilities Authority (Forrest General Hospital, Inc.) Series 2019 4.00%, 01/01/2037	720	641,780
5.00%, 01/01/2035	1,230	1,251,854

		48,386,135

Missouri – 0.9%
Cape Girardeau County Industrial Development Authority (SoutheastHEALTH Obligated Group) Series 2017-A 5.00%, 03/01/2036	2,810	2,731,099
Series 2021 4.00%, 03/01/2041	1,170	948,593

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Health & Educational Facilities Authority of the State of Missouri (Lutheran Senior Services Obligated Group) Series 2016-A 5.00%, 02/01/2046	$1,000	$862,591
Series 2019 4.00%, 02/01/2042	18,770	14,692,109
4.00%, 02/01/2048	21,850	15,880,892
5.00%, 02/01/2042	620	553,642
5.00%, 02/01/2048	2,600	2,213,907
Kansas City Industrial Development Authority Series 2019 5.00%, 07/01/2040(c)	2,920	2,345,649
Kansas City Industrial Development Authority (Kansas City United Methodist Retirement Home Obligated Group) Series 2021-C 7.50%, 11/15/2046	1,279	918,643
Kansas City Industrial Development Authority (Kingswood Senior Living Community) Series 2021 2.00%, 11/15/2046	2,319	107,662
5.00%, 11/15/2046	5,196	3,534,898
Series 2021-A 10.00%, 11/15/2037	1,601	1,322,421
Lee’s Summit Industrial Development Authority (John Knox Village Obligated Group) Series 2014-A 5.25%, 08/15/2039	2,330	1,977,450
Series 2016-A 5.00%, 08/15/2036	1,300	1,122,106
5.00%, 08/15/2046	1,760	1,347,056
5.00%, 08/15/2051	1,000	743,800
Series 2018 5.00%, 08/15/2042	6,940	5,531,603
Series 2021-A 5.00%, 08/15/2056	10,000	7,263,254
Missouri Joint Municipal Electric Utility Commission (Missouri Joint Municipal Electric Utility Commission Plum Point Project Revenue) Series 2014-A 5.00%, 01/01/2031	3,240	3,252,804

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

St. Louis County Industrial Development Authority (Friendship Village St. Louis Obligated Group) Series 2018 5.25%, 09/01/2053	$7,560	$6,016,141
St. Louis County Industrial Development Authority (St. Andrews Resources for Seniors Obligated Group) Series 2015-A 5.00%, 12/01/2035	2,000	1,779,160
5.125%, 12/01/2045	4,500	3,724,749
Taney County Industrial Development Authority (Taney County Industrial Development Authority Lease) Series 2023 5.00%, 10/01/2033(c)	1,000	937,401
6.00%, 10/01/2049(c)	2,475	2,224,071

		82,031,701

Montana – 0.0%
Montana Facility Finance Authority (Benefis Health System Obligated Group) Series 2016 5.00%, 02/15/2034	1,085	1,087,623

Nebraska – 0.3%
Central Plains Energy Project (Bank of Montreal) Series 2023-A 5.00%, 05/01/2054	10,255	10,201,825
Central Plains Energy Project (Goldman Sachs Group Inc/The) Series 2017-A 5.00%, 09/01/2031	2,050	2,038,514
Central Plains Energy Project (Goldman Sachs Group, Inc. (The)) Series 2017-A 5.00%, 09/01/2034	1,510	1,498,905
5.00%, 09/01/2036	5,000	4,817,948
5.00%, 09/01/2037	8,715	8,322,627
Series 2022-1 5.00%, 05/01/2053	5,000	4,941,562

		31,821,381

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Nevada – 0.7%
Carson City NV (Carson Tahoe Regional Healthcare) Series 2017 5.00%, 09/01/2037	$1,160	$1,100,221
5.00%, 09/01/2047	2,775	2,502,512
City of Reno NV (County of Washoe NV Sales Tax Revenue) Series 2018-C Zero Coupon, 07/01/2058(c)	22,000	2,218,854
City of Sparks NV (City of Sparks NV Sales Tax) Series 2019-A 2.75%, 06/15/2028(c)	3,445	3,121,795
Clark County School District Series 2017-C 5.00%, 06/15/2033	5,775	5,978,252
5.00%, 06/15/2034	5,000	5,164,480
5.00%, 06/15/2035	2,635	2,712,623
5.00%, 06/15/2036	3,700	3,702,173
AGM Series 2019-B 3.00%, 06/15/2037	5,185	4,055,487
Las Vegas Redevelopment Agency Series 2016 5.00%, 06/15/2040	1,800	1,736,272
State of Nevada Department of Business & Industry (DesertXpress Enterprises LLC) Series 2023 8.125%, 01/01/2050(c)	25,800	25,881,915
Tahoe-Douglas Visitors Authority Series 2020 5.00%, 07/01/2040	4,200	3,825,760
5.00%, 07/01/2045	2,800	2,445,690
5.00%, 07/01/2051	7,500	6,387,573

		70,833,607

New Hampshire – 0.5%
New Hampshire Business Finance Authority (Covanta Holding Corp.) Series 2018 4.625%, 11/01/2042(c)	10,000	7,525,274
4.875%, 11/01/2042(c)	12,520	9,747,782
Series 2020-A 3.625%, 07/01/2043(c)	4,800	3,327,436

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Series 2020-B 3.75%, 07/01/2045(c)	$4,785	$3,376,494
New Hampshire Business Finance Authority (Presbyterian Homes Obligated Group/PA) Series 2023 5.25%, 07/01/2048	2,000	1,803,254
New Hampshire Health and Education Facilities Authority Act (Dartmouth-Hitchcock Obligated Group) Series 2020-A 5.00%, 08/01/2059	20,000	17,735,062

		43,515,302

New Jersey – 4.3%
Camden County Improvement Authority (The) (KIPP Cooper Norcross Obligated Group) Series 2022 6.00%, 06/15/2047	1,030	1,058,323
6.00%, 06/15/2062	5,075	5,159,306
Essex County Improvement Authority (North Star Academy Charter School of Newark, Inc.) Series 2020 4.00%, 07/15/2050(c)	1,260	943,550
New Jersey Economic Development Authority (Lutheran Social Ministries at Crane’s Mill, Inc.) Series 2018 5.00%, 01/01/2034	1,500	1,355,124
5.00%, 01/01/2039	2,500	2,105,276
5.00%, 01/01/2049	3,000	2,288,531
New Jersey Economic Development Authority (New Jersey Economic Development Authority State Lease) Series 2018-A 5.00%, 06/15/2042	4,385	4,344,576
5.00%, 06/15/2047	1,500	1,470,866
New Jersey Economic Development Authority (New Jersey Transit Corp. State Lease) Series 2020 5.00%, 11/01/2033	3,770	3,899,322

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

New Jersey Economic Development Authority (North Star Academy Charter School of Newark, Inc.) Series 2017 5.00%, 07/15/2047	$1,000	$907,553
New Jersey Economic Development Authority (NYNJ Link Borrower LLC) Series 2013 5.125%, 01/01/2034	6,045	6,047,714
New Jersey Economic Development Authority (Port Newark Container Terminal LLC) Series 2017 5.00%, 10/01/2037	3,450	3,312,781
5.00%, 10/01/2047	7,210	6,502,977
New Jersey Economic Development Authority (State of New Jersey Department of the Treasury Lease) Series 2019 5.00%, 06/15/2030	2,990	3,133,027
5.00%, 06/15/2035	2,750	2,823,942
5.00%, 06/15/2037	2,000	2,036,756
New Jersey Economic Development Authority (State of New Jersey Division of Property Management & Construction Lease) Series 2018-C 5.00%, 06/15/2042	7,085	7,019,686
New Jersey Economic Development Authority (State of New Jersey Motor Vehicle Surcharge Revenue Lease) Series 2017-A 5.00%, 07/01/2033	1,640	1,576,387
New Jersey Economic Development Authority (State of New Jersey) Series 2024-S 5.00%, 06/15/2024(h)	1,250	1,250,623
5.00%, 06/15/2026(h)	6,500	6,556,896
5.00%, 06/15/2035(h)	1,500	1,537,039
5.25%, 06/15/2036(h)	3,000	3,103,429
5.25%, 06/15/2037(h)	3,065	3,135,395
5.25%, 06/15/2039(h)	3,000	3,023,860

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

New Jersey Economic Development Authority (UMM Energy Partners LLC) Series 2012-A 5.125%, 06/15/2043	$735	$668,297
New Jersey Economic Development Authority (United Airlines, Inc.) Series 2012 5.25%, 09/15/2029	8,270	8,077,914
Series 2014-B 5.625%, 11/15/2030	1,475	1,472,844
New Jersey Educational Facilities Authority (Stevens Institute of Technology International, Inc.) Series 2020-A 4.00%, 07/01/2050	1,805	1,359,851
5.00%, 07/01/2045	4,460	4,117,992
New Jersey Health Care Facilities Financing Authority (Hackensack Meridian Health Obligated Group) Series 2017-A 5.00%, 07/01/2035	1,300	1,333,981
New Jersey Health Care Facilities Financing Authority (Inspira Health Obligated Group) Series 2017-A 5.00%, 07/01/2036	1,000	1,007,863
5.00%, 07/01/2042	7,645	7,382,767
New Jersey Health Care Facilities Financing Authority (New Jersey Health Care Facilities Financing Authority State Lease) Series 2017 5.00%, 10/01/2035	1,070	1,090,476
New Jersey Health Care Facilities Financing Authority (RWJ Barnabas Health Obligated Group) Series 2014 5.00%, 07/01/2044	2,040	1,993,607
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Fed Hwy Grant) Series 2016 5.00%, 06/15/2027	1,000	1,018,356

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

5.00%, 06/15/2028	$21,660	$22,026,409
5.00%, 06/15/2029	13,435	13,669,063
5.00%, 06/15/2030	6,000	6,097,190
Series 2018-A 5.00%, 06/15/2029	1,910	1,943,276
5.00%, 06/15/2030	24,975	25,379,555
5.00%, 06/15/2031	12,000	12,179,585
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Trust Fund Authority State Lease) Series 2014-A 5.00%, 06/15/2038	1,000	987,073
Series 2015-A 5.00%, 06/15/2045	8,450	8,128,100
Series 2018-A 5.00%, 12/15/2030	2,000	2,068,063
5.00%, 12/15/2032	1,000	1,030,016
5.00%, 12/15/2033	29,040	29,825,491
5.00%, 12/15/2034	7,135	7,314,146
5.00%, 12/15/2035	5,230	5,336,254
Series 2019 5.00%, 06/15/2034	1,000	1,027,690
5.00%, 06/15/2038	2,670	2,691,892
5.00%, 12/15/2039	2,500	2,520,318
5.00%, 06/15/2046	2,325	2,289,250
Series 2019-B 4.00%, 06/15/2037	770	709,589
5.00%, 06/15/2032	3,480	3,589,066
Series 2023-A 5.00%, 06/15/2039	5,085	5,163,338
5.00%, 06/15/2040	4,000	4,032,285
New Jersey Turnpike Authority Series 2015-E 5.00%, 01/01/2033	8,400	8,450,855
5.00%, 01/01/2045	7,000	6,791,095
Series 2019-A 5.00%, 01/01/2048	11,320	11,334,379
Passaic County Improvement Authority (The) (Paterson Arts & Science Charter School) Series 2023 4.25%, 07/01/2033	630	595,162
5.25%, 07/01/2043	1,020	946,484

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

South Jersey Transportation Authority Series 2022 4.625%, 11/01/2047	$5,000	$4,453,659
Tobacco Settlement Financing Corp./NJ Series 2018-A 5.00%, 06/01/2031	1,425	1,467,815
Series 2018-B 5.00%, 06/01/2046	118,100	109,504,363

		405,668,348

New Mexico – 0.2%
City of Santa Fe NM (El Castillo Retirement Residences Obligated Group) Series 2019 5.00%, 05/15/2039	480	396,681
5.00%, 05/15/2044	500	391,903
5.00%, 05/15/2049	1,200	896,885
New Mexico Hospital Equipment Loan Council (Haverland Carter Lifestyle Obligated Group) Series 2019 5.00%, 07/01/2039	1,875	1,549,475
5.00%, 07/01/2049	18,760	14,011,613
Winrock Town Center Tax Increment Development District No. 1 Series 2022 4.25%, 05/01/2040(c)	2,750	2,135,046

		19,381,603

New York – 7.5%
Build NYC Resource Corp. (Albert Einstein College of Medicine, Inc.) Series 2016 5.50%, 09/01/2045(c)	45,950	41,117,172
Build NYC Resource Corp. (East Harlem Scholars Academy Charter School Obligated Group) Series 2022 5.75%, 06/01/2062(c)	1,500	1,376,890
Build NYC Resource Corp. (Global Community Charter School) Series 2022 5.00%, 06/15/2057	1,050	874,069
Build NYC Resource Corp. (Integration Charter Schools) Series 2021 4.00%, 06/01/2025(c)	355	343,614

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Build NYC Resource Corp. (KIPP NYC Public Charter Schools) Series 2023 5.25%, 07/01/2052	$2,000	$1,860,339
5.25%, 07/01/2062	4,500	4,086,845
Build NYC Resource Corp. (Metropolitan College of New York) Series 2014 5.00%, 11/01/2039	1,560	1,170,000
5.25%, 11/01/2034	2,240	1,680,000
Build NYC Resource Corp. (Metropolitan Lighthouse Charter School) Series 2017 5.00%, 06/01/2052(c)	1,250	1,080,061
Build NYC Resource Corp. (South Bronx Charter School For International Cultures & The Arts) Series 2023 7.00%, 04/15/2053(c)(h)	4,360	4,238,144
7.00%, 04/15/2058(h)	6,085	5,870,486
7.00%, 04/15/2058(c)(h)	5,220	5,035,980
City of New York NY Series 2018-E 5.00%, 03/01/2037(a)	7,500	7,640,475
5.00%, 03/01/2038(a)	10,000	10,143,854
Dutchess County Local Development Corp. (Bard College) Series 2020-A 5.00%, 07/01/2045	9,600	8,785,191
5.00%, 07/01/2051	17,400	15,452,825
Hempstead Town Local Development Corp. (Evergreen Charter School, Inc.) Series 2022-A 5.25%, 06/15/2052	12,920	11,145,810
5.50%, 06/15/2057	7,350	6,495,051
Metropolitan Transportation Authority Series 2015-B 5.00%, 11/15/2032	3,715	3,716,973
Series 2015-C 5.00%, 11/15/2027	1,110	1,116,100
5.25%, 11/15/2030	4,000	4,014,229
Series 2015-D 5.00%, 11/15/2031	1,350	1,351,878
5.00%, 11/15/2032	5,135	5,138,604

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

5.00%, 11/15/2034	$5,430	$5,406,898
Series 2016-A 5.00%, 11/15/2026	2,150	2,192,710
5.00%, 11/15/2032	3,440	3,466,775
Series 2016-C 4.00%, 11/15/2026	1,705	1,684,952
Series 2016-D 5.00%, 11/15/2027	5,695	5,779,447
5.00%, 11/15/2029	1,750	1,771,985
Series 2017-A 5.00%, 11/15/2026	1,525	1,555,294
Series 2017-B 5.00%, 11/15/2027	1,185	1,212,939
Series 2017-C 5.00%, 11/15/2025	1,450	1,468,809
5.00%, 11/15/2026	2,340	2,386,117
5.00%, 11/15/2028	12,930	13,214,920
5.00%, 11/15/2029	16,435	16,745,377
5.00%, 11/15/2033	2,020	2,049,121
5.00%, 11/15/2034	6,810	6,892,526
Series 2017-D 4.00%, 11/15/2042	1,000	843,978
Series 2018-B 5.00%, 11/15/2028	1,340	1,371,687
Series 2019-A 5.00%, 11/15/2048	3,075	3,065,327
Series 2019-C 5.00%, 11/15/2038	380	375,767
Series 2020-A 4.00%, 11/15/2051	1,625	1,288,218
5.00%, 11/15/2045	4,740	4,832,398
5.00%, 11/15/2047	2,630	2,523,169
5.00%, 11/15/2049	2,000	1,904,171
Series 2020-C 4.75%, 11/15/2045	34,975	32,107,690
5.00%, 11/15/2050	8,750	8,309,927
5.25%, 11/15/2055	15,885	15,577,991
Series 2020-D 4.00%, 11/15/2047	2,345	1,915,883
4.00%, 11/15/2048	7,150	5,804,557
4.00%, 11/15/2049	6,425	5,174,818
5.00%, 11/15/2043	5,000	4,877,329
Series 2020-E 5.00%, 11/15/2029	1,800	1,845,685
5.00%, 11/15/2030	2,345	2,406,866
5.00%, 11/15/2032	1,250	1,297,045
5.00%, 11/15/2033	1,500	1,553,928

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Series 2021-A 4.00%, 11/15/2041	$2,000	$1,708,702
4.00%, 11/15/2043	2,000	1,675,925
4.00%, 11/15/2044	2,500	2,078,003
4.00%, 11/15/2046	3,840	3,137,252
4.00%, 11/15/2047	10,000	8,109,223
4.00%, 11/15/2048	1,285	1,034,838
4.00%, 11/15/2050	8,000	6,375,110
Metropolitan Transportation Authority (Prerefunded – US Treasuries) Series 2013-D 5.00%, 11/15/2043	2,000	2,003,306
Series 2013-E 5.00%, 11/15/2032	4,425	4,433,135
Monroe County Industrial Development Corp./NY (Academy of Health Sciences Charter School) Series 2022 5.875%, 07/01/2052(c)	4,675	4,158,213
6.00%, 07/01/2057(c)	1,615	1,444,228
Monroe County Industrial Development Corp./NY (St Ann’s of Greater Rochester Obligated Group) Series 2019 5.00%, 01/01/2050	6,520	4,840,179
Monroe County Industrial Development Corp./NY (True North Rochester Prep Charter School) Series 2020 5.00%, 06/01/2059(c)	1,080	899,863
Nassau County Industrial Development Agency (Amsterdam House Continuing Care Retirement Community, Inc.) Series 2021 5.00%, 01/01/2058(e)(f)	525	125,664
9.00%, 01/01/2041(d)(e)(f)	270	256,500
New York City Housing Development Corp. Series 2020 2.55%, 08/01/2040	3,645	2,498,048
New York City Transitional Finance Authority Future Tax Secured Revenue Series 2022-F 3.75%, 02/01/2033	13,000	11,035,866
3.85%, 02/01/2034	3,955	3,326,963

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

New York Counties Tobacco Trust V Series 2005 Zero Coupon, 06/01/2050	$30,000	$3,618,063
New York Liberty Development Corp. (3 World Trade Center LLC) Series 2014 5.00%, 11/15/2044(c)	13,560	12,099,934
5.375%, 11/15/2040(c)	3,395	3,136,372
7.25%, 11/15/2044(c)	9,665	9,643,910
New York Power Authority AGM Series 2023 5.00%, 11/15/2048(h)	5,250	5,266,041
5.00%, 11/15/2053(h)	7,000	6,966,123
New York State Dormitory Authority (Garnet Health Medical Center Obligated Group) Series 2017 5.00%, 12/01/2030(c)	1,200	1,124,898
5.00%, 12/01/2031(c)	1,000	929,504
5.00%, 12/01/2034(c)	2,000	1,810,609
New York State Dormitory Authority (Montefiore Obligated Group) Series 2018 5.00%, 08/01/2035	2,085	2,039,313
AGM Series 2020 3.00%, 09/01/2050	14,890	9,232,643
New York State Dormitory Authority (State of New York Pers Income Tax) Series 2021 2.202%, 03/15/2034(a)	13,000	9,540,011
2.252%, 03/15/2032	13,000	10,139,304
New York State Dormitory Authority (Wagner College) Series 2022 5.00%, 07/01/2057	14,965	12,713,100
New York State Thruway Authority (New York State Thruway Authority Gen Toll Road) Series 2016-A 5.00%, 01/01/2041	3,800	3,767,804
New York Transportation Development Corp. (Delta Air Lines, Inc.) Series 2018 5.00%, 01/01/2027	17,365	17,109,752
5.00%, 01/01/2028	15,300	15,047,063
5.00%, 01/01/2029	18,660	18,306,150

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Series 2020 4.00%, 10/01/2030	$13,980	$12,840,060
4.375%, 10/01/2045	40,110	33,025,531
Series 2023 5.625%, 04/01/2040(h)	11,250	11,172,023
6.00%, 04/01/2035(h)	13,875	14,351,395
New York Transportation Development Corp. (Empire State Thruway Partners LLC) Series 2021 4.00%, 04/30/2053	2,670	2,003,507
New York Transportation Development Corp. (JFK International Air Terminal LLC) Series 2022 5.00%, 12/01/2040	2,500	2,401,880
5.00%, 12/01/2041	11,500	10,950,934
New York Transportation Development Corp. (Laguardia Gateway Partners LLC) Series 2016-A 5.00%, 07/01/2041	15,840	15,024,696
5.00%, 07/01/2046	6,895	6,340,994
5.25%, 01/01/2050	29,185	27,467,110
Niagara Area Development Corp. (Covanta Holding Corp.) Series 2018-A 4.75%, 11/01/2042(c)	13,765	10,537,825
Orange County Funding Corp. (The Hamlet at Wallkill) Series 2013 6.50%, 01/01/2046	1,020	755,194
Port Authority of New York & New Jersey Series 2013-178 5.00%, 12/01/2033	5,000	5,005,237
Series 2021 3.175%, 07/15/2060	10,000	5,763,114
Triborough Bridge & Tunnel Authority 5.25%, 05/15/2057(a)	10,000	10,129,188
Series 2020-A 5.00%, 11/15/2049	2,060	2,048,251
Triborough Bridge & Tunnel Authority (Metropolitan Transportation Authority Payroll Mobility Tax Revenue) Series 2021-A 2.591%, 05/15/2036(a)	4,000	2,860,933
2.917%, 05/15/2040(a)	10,000	6,727,430

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Series 2022-C 5.00%, 05/15/2047(a)	$10,000	$9,950,080
5.25%, 05/15/2052(a)	10,000	10,165,262
TSASC, Inc./NY Series 2017-A 5.00%, 06/01/2041	1,560	1,526,023
Ulster County Capital Resource Corp. (Woodland Pond at New Paltz) Series 2017 5.00%, 09/15/2037	860	644,304
5.25%, 09/15/2042	365	263,025
5.25%, 09/15/2047	625	427,268
5.25%, 09/15/2053	1,340	877,291
Westchester County Local Development Corp. (Purchase Senior Learning Community Obligated Group) Series 2021 3.125%, 07/01/2025(c)	6,790	6,743,194
Western Regional Off-Track Betting Corp. Series 2021 3.00%, 12/01/2026(c)	830	756,305

		719,028,560

North Carolina – 0.3%
Fayetteville State University Series 2023 5.00%, 04/01/2027(c)	415	423,284
5.00%, 04/01/2028(c)	455	466,588
5.00%, 04/01/2029(c)	500	515,512
5.00%, 04/01/2030(c)	545	562,548
5.00%, 04/01/2031(c)	600	621,644
5.00%, 04/01/2034(c)	770	800,327
5.00%, 04/01/2036(c)	900	921,873
5.00%, 04/01/2037(c)	970	982,504
5.00%, 04/01/2040(c)	1,205	1,189,680
5.00%, 04/01/2042(c)	1,380	1,345,172
Greater Asheville Regional Airport Authority AGM Series 2022-A 5.50%, 07/01/2047	2,880	2,914,131
5.50%, 07/01/2052	5,000	5,027,178
North Carolina Medical Care Commission (Aldersgate United Methodist Retirement Community, Inc. Obligated Group) Series 2017 5.00%, 07/01/2047	2,950	2,071,186

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

North Carolina Medical Care Commission (Aldersgate United Methodist Retirement Community, Inc.) Series 2015 4.875%, 07/01/2040	$5,000	$3,758,706
5.00%, 07/01/2045	4,650	3,332,477
North Carolina Medical Care Commission (Pennybyrn at Maryfield) Series 2015 5.00%, 10/01/2030	2,250	2,132,598
North Carolina Medical Care Commission (Sharon Towers) Series 2019-A 5.00%, 07/01/2044	1,000	801,677
North Carolina Turnpike Authority Series 2018 5.00%, 01/01/2040	5,000	4,927,160

		32,794,245

North Dakota – 0.3%
City of Grand Forks ND (Altru Health System Obligated Group) Series 2021 4.00%, 12/01/2035	4,000	3,410,104
4.00%, 12/01/2036	3,625	3,040,571
4.00%, 12/01/2037	1,190	989,077
4.00%, 12/01/2040	1,875	1,499,426
4.00%, 12/01/2041	1,865	1,472,982
5.00%, 12/01/2034	2,045	1,966,953
Series 2023-A 5.42%, 12/01/2053	5,000	4,689,426
AGM Series 2021 3.00%, 12/01/2051	4,000	2,441,785
County of Grand Forks ND (Red River Biorefinery LLC) Series 2021 6.625%, 12/15/2031(d)(e)(f)	5,195	1,039,000
7.00%, 12/15/2043(d)(e)(f)	5,390	1,078,000
County of Ward ND (Trinity Health Obligated Group) Series 2017-C 5.00%, 06/01/2048	5,000	3,549,780
5.00%, 06/01/2053	5,230	3,600,365

		28,777,469

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Ohio – 3.5%
Akron Bath Copley Joint Township Hospital District (Summa Health System Obligated Group) Series 2020 3.00%, 11/15/2040	$4,500	$3,108,294
4.00%, 11/15/2036	1,000	854,191
4.00%, 11/15/2037	800	669,703
4.00%, 11/15/2038	750	614,510
American Municipal Power, Inc. (American Municipal Power Combined Hydroelectric Revenue) Series 2016-A 5.00%, 02/15/2041	6,000	5,862,365
5.00%, 02/15/2046	4,000	3,840,654
Buckeye Tobacco Settlement Financing Authority Series 2020-A 4.00%, 06/01/2048	10,000	7,992,046
Series 2020-B Zero Coupon, 06/01/2057	100,000	8,410,380
5.00%, 06/01/2055	141,595	115,829,312
City of Chillicothe OH (Adena Health System Obligated Group) Series 2017 5.00%, 12/01/2037	3,765	3,676,078
5.00%, 12/01/2047	3,735	3,459,448
County of Cuyahoga OH (MetroHealth System (The)) Series 2017 5.00%, 02/15/2042	6,490	6,010,638
5.00%, 02/15/2052	5,680	4,994,898
5.25%, 02/15/2047	12,860	12,171,248
County of Cuyahoga OH (MetroHealth System/The) Series 2017 5.50%, 02/15/2057	9,370	8,784,947
County of Franklin OH (First Community Village Obligated Group) Series 2019 5.00%, 07/01/2049	3,755	2,836,476
County of Hamilton OH (UC Health Obligated Group) Series 2020 5.00%, 09/15/2050	18,425	16,036,630

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

County of Hardin OH (Ohio Northern University) Series 2020 5.25%, 05/01/2040	$500	$411,350
5.50%, 05/01/2050	1,000	792,256
County of Marion OH (United Church Homes, Inc. Obligated Group) Series 2019 5.125%, 12/01/2049	2,210	1,568,118
County of Montgomery OH (Trousdale Foundation Obligated Group) Series 2018 6.00%, 04/01/2038(d)(e)(f)	2,000	440,000
Series 2018-A 6.25%, 04/01/2049(d)(e)(f)	10,105	2,223,100
County of Ross OH (Adena Health System Obligated Group) Series 2019 5.00%, 12/01/2049	6,000	5,500,881
County of Washington OH (Marietta Area Health Care, Inc. Obligated Group) Series 2022 6.625%, 12/01/2042	10,000	9,385,614
6.75%, 12/01/2052	33,685	32,362,372
Jefferson County Port Authority/OH (JSW Steel USA Ohio, Inc.) Series 2021 3.50%, 12/01/2051(c)	4,250	2,621,434
Ohio Air Quality Development Authority (American Electric Power Co., Inc.) Series 2019 2.40%, 12/01/2038	1,030	852,038
Ohio Air Quality Development Authority (Ohio Valley Electric Corp.) Series 2019 3.25%, 09/01/2029	1,780	1,631,593
Ohio Higher Educational Facility Commission (John Carroll University) Series 2022 4.00%, 10/01/2052	6,000	4,388,161

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Port of Greater Cincinnati Development Authority Series 2021 4.375%, 06/15/2056	$3,480	$3,300,267
Toledo-Lucas County Port Authority (ParkUToledo, Inc.) Series 2021 4.00%, 01/01/2041	3,000	2,378,770
4.00%, 01/01/2043	2,000	1,540,330
4.00%, 01/01/2046	2,000	1,485,251
4.00%, 01/01/2051	8,500	6,023,041
4.00%, 01/01/2057	6,500	4,429,870
University of Toledo Series 2023-B 4.61% (SOFR + 0.90%), 06/01/2036(a)(b)	50,590	49,792,196

		336,278,460

Oklahoma – 0.8%
Oklahoma Development Finance Authority (Oklahoma City University Obligated Group) Series 2019 5.00%, 08/01/2044	7,650	6,601,773
5.00%, 08/01/2049	12,780	10,648,138
Oklahoma Development Finance Authority (OU Medicine Obligated Group) Series 2018-B 5.25%, 08/15/2043	11,545	10,063,365
5.25%, 08/15/2048	7,500	6,311,984
5.50%, 08/15/2052	5,615	4,861,947
5.50%, 08/15/2057	21,080	18,002,474
Series 2022-A 5.50%, 08/15/2037	10,000	9,053,969
5.50%, 08/15/2041	11,995	10,536,610

		76,080,260

Oregon – 0.2%
Clackamas County Hospital Facility Authority (Rose Villa, Inc. Obligated Group) Series 2020-A 5.125%, 11/15/2040	750	658,009
5.375%, 11/15/2055	2,940	2,432,212
Medford Hospital Facilities Authority (Asante Health System Obligated Group) Series 2020-A 5.00%, 08/15/2045(a)	4,500	4,267,272

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

5.00%, 08/15/2050(a)	$5,500	$5,050,756
Multnomah County School District No. 40 Series 2023-A Zero Coupon, 06/15/2043	6,430	2,154,262
Oregon State Facilities Authority (Samaritan Health Services, Inc. Obligated Group) Series 2020 5.00%, 10/01/2040	1,750	1,664,108
Umatilla County School District No. 6R Umatilla Series 2023-B Zero Coupon, 06/15/2043	2,350	787,328
Zero Coupon, 06/15/2053	10,500	1,924,372

		18,938,319

Other – 0.2%
Affordable Housing Tax-Exempt Bond Pass-Thru Trust Series 2023-2 6.00%, 10/05/2040(c)	17,960	17,055,342

Pennsylvania – 6.0%
Allegheny County Hospital Development Authority (Allegheny Health Network Obligated Group) Series 2018-A 5.00%, 04/01/2034	10,135	10,239,288
5.00%, 04/01/2035	12,500	12,577,786
5.00%, 04/01/2036	10,900	10,922,042
Allentown Neighborhood Improvement Zone Development Authority Series 2017 5.00%, 05/01/2042(c)	2,270	2,072,842
Series 2018 5.00%, 05/01/2033(c)	2,000	1,980,820
5.375%, 05/01/2042(c)	2,500	2,353,202
Series 2022 5.25%, 05/01/2042(c)	11,425	10,559,351
Berks County Industrial Development Authority (Highlands at Wyomissing (The)) Series 2018 5.00%, 05/15/2048	1,000	1,033,941

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Berks County Industrial Development Authority (Tower Health Obligated Group) Series 2017 5.00%, 11/01/2047	$8,925	$4,855,592
5.00%, 11/01/2050	9,270	5,041,279
Berks County Municipal Authority (The) (Tower Health Obligated Group) Series 2012-A 4.50%, 11/01/2041	4,050	2,204,988
Series 2020-B 5.00%, 02/01/2040	7,000	4,942,391
Bucks County Industrial Development Authority (Grand View Hospital/Sellersville PA Obligated Group) Series 2021 4.00%, 07/01/2046	10,850	7,212,366
4.00%, 07/01/2051	13,300	8,382,304
5.00%, 07/01/2030	675	602,070
5.00%, 07/01/2031	2,300	2,028,577
5.00%, 07/01/2033	1,170	1,018,941
5.00%, 07/01/2034	1,300	1,122,580
5.00%, 07/01/2035	1,055	899,548
5.00%, 07/01/2038	1,000	828,967
5.00%, 07/01/2040	2,500	2,041,553
5.00%, 07/01/2041	2,500	2,024,094
5.00%, 07/01/2054	15,100	11,320,425
Chambersburg Area Municipal Authority (Wilson College) Series 2018 5.75%, 10/01/2043	1,350	1,159,752
6.00%, 10/01/2048	9,000	7,729,135
Chester County Industrial Development Authority (Collegium Charter School) Series 2017-A 5.25%, 10/15/2047	3,830	3,215,877
Series 2022 6.00%, 10/15/2052(c)	1,075	981,851
Chester County Industrial Development Authority (Woodlands at Greystone Neighborhood Improvement District) Series 2018 5.125%, 03/01/2048(c)	874	741,583

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

City of Philadelphia PA Series 2017 5.00%, 08/01/2029	$6,000	$6,154,226
5.00%, 08/01/2031	6,110	6,258,616
Series 2017-A 5.00%, 08/01/2033	3,000	3,074,590
5.00%, 08/01/2034	10,000	10,312,730
Series 2019-B 5.00%, 02/01/2036	3,300	3,414,985
5.00%, 02/01/2037	2,900	2,978,318
City of Philadelphia PA Water & Wastewater Revenue 2.189%, 07/01/2032(a)	3,725	2,833,358
2.289%, 07/01/2033(a)	3,060	2,276,922
Series 2017-A 5.00%, 10/01/2035	3,805	3,917,228
5.00%, 10/01/2036	1,300	1,331,190
Series 2021-B 2.926%, 07/01/2045	5,000	3,269,616
Commonwealth of Pennsylvania (Commonwealth of Pennsylvania COP) Series 2018-A 5.00%, 07/01/2038	1,120	1,138,498
County of Lehigh PA (Lehigh Valley Health Network Obligated Group) Series 2016-A 4.00%, 07/01/2035	10,000	9,048,701
Series 2019 5.00%, 07/01/2044	6,885	6,554,397
Crawford County Hospital Authority (Meadville Medical Center Obligated Group) Series 2016-A 6.00%, 06/01/2046	1,175	1,125,761
6.00%, 06/01/2051	2,200	2,041,606
Cumberland County Municipal Authority (Asbury Pennsylvania Obligated Group) Series 2019 5.00%, 01/01/2045	1,815	1,418,806
Delaware County Authority (Elwyn Obligated Group) Series 2017 5.00%, 06/01/2032	1,750	1,609,594

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Geisinger Authority (Geisinger Health System Obligated Group) Series 2017 4.00%, 02/15/2047	$20,385	$16,536,669
Series 2020 4.00%, 04/01/2050	9,060	7,172,150
Geisinger Pennsylvania Authority Health System 5.00%, 04/01/2050(a)	10,000	9,223,158
Lancaster County Hospital Authority/PA (St. Anne’s Retirement Community Obligated Group) Series 2020 5.00%, 03/01/2040	2,000	1,587,720
5.00%, 03/01/2050	500	360,375
Series 2022 5.00%, 03/01/2029	2,170	2,022,346
Montgomery County Higher Education and Health Authority (HumanGood Pennsylvania Obligated Group) Series 2017 5.00%, 12/01/2047	1,500	1,243,774
Montgomery County Higher Education and Health Authority (Thomas Jefferson University Obligated Group) Series 2018 5.00%, 09/01/2035	3,600	3,617,323
Series 2019 5.00%, 09/01/2051	2,300	2,153,764
Series 2022 4.00%, 05/01/2052	5,900	4,554,114
5.00%, 05/01/2057(a)	16,395	15,026,599
Montgomery County Industrial Development Authority/PA (ACTS Retirement-Life Communities, Inc. Obligated Group) Series 2020 4.00%, 11/15/2043	500	389,690
5.00%, 11/15/2045	1,560	1,395,137
Montgomery County Industrial Development Authority/PA (Whitemarsh Continuing Care Retirement Community) Series 2015 5.25%, 01/01/2040	4,740	3,980,610

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Moon Industrial Development Authority (Baptist Homes Society Obligated Group) Series 2015 6.125%, 07/01/2050	$2,500	$1,677,533
Moon Industrial Development Authority (Baptist Homes Society) Series 2015 5.75%, 07/01/2035	5,135	3,950,257
6.00%, 07/01/2045	2,600	1,771,729
Northeastern Pennsylvania Hospital and Education Authority (Wilkes University) Series 2016-A 5.00%, 03/01/2037	2,675	2,466,931
Series 2016-B 5.25%, 03/01/2031	1,140	1,129,486
5.25%, 03/01/2037	1,170	1,105,812
Pennsylvania Economic Development Financing Authority (Commonwealth of Pennsylvania Department of Transportation) Series 2022 5.75%, 06/30/2048	11,000	11,187,037
6.00%, 06/30/2061	20,940	21,681,703
AGM Series 2022 5.00%, 12/31/2057(a)	18,000	17,232,473
5.75%, 12/31/2062(a)	12,500	13,021,949
Pennsylvania Economic Development Financing Authority (Covanta Holding Corp.) Series 2019 3.25%, 08/01/2039(c)	2,330	1,567,298
Pennsylvania Economic Development Financing Authority (Iron Cumberland LLC) Series 2022 7.00%, 12/01/2029	31,570	29,709,419
Pennsylvania Economic Development Financing Authority (Pennsylvania Economic Development Finance Authority Sewage) Series 2020 4.00%, 01/01/2027	1,530	1,480,858
4.00%, 01/01/2029	450	427,098
4.00%, 01/01/2030	1,575	1,481,387
4.00%, 01/01/2032	800	738,854

90 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Pennsylvania Economic Development Financing Authority (Presbyterian Homes Obligated Group/PA) Series 2023 5.25%, 07/01/2046	$2,500	$2,298,101
5.25%, 07/01/2049	1,215	1,100,744
Pennsylvania Higher Educational Facilities Authority (Drexel University) Series 2016 5.00%, 05/01/2032	1,000	1,011,830
Pennsylvania Turnpike Commission 5.00%, 12/01/2046(a)	26,610	26,523,917
Series 2016 5.00%, 06/01/2037	4,000	4,007,795
Series 2017-B 5.00%, 06/01/2035	7,850	7,988,945
5.00%, 06/01/2036	5,000	5,052,504
Series 2018-A 5.00%, 12/01/2043	10,000	9,918,892
Series 2019-A 5.00%, 12/01/2038	5,435	5,504,689
5.00%, 12/01/2044	3,745	3,657,134
Philadelphia Authority for Industrial Development (City of Philadelphia PA) Series 2018 5.00%, 05/01/2035	1,000	1,023,437
Philadelphia Authority for Industrial Development (MaST Community Charter School II) Series 2020 5.00%, 08/01/2040	600	539,263
5.00%, 08/01/2050	1,425	1,194,108
Philadelphia Authority for Industrial Development (MaST Community Charter School III) Series 2021 5.00%, 08/01/2050	5,000	4,206,891
5.00%, 08/01/2054	3,560	2,946,022
Philadelphia Authority for Industrial Development (Philadelphia Electrical & Technology Charter High School) Series 2021 4.00%, 06/01/2056	2,550	1,673,801

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Philadelphia Authority for Industrial Development (Philadelphia Performing Arts Charter School) Series 2020 5.00%, 06/15/2040(c)	$3,285	$2,955,027
5.00%, 06/15/2050(c)	6,285	5,250,546
Philadelphia Authority for Industrial Development (Tacony Academy Charter School) Series 2023 5.00%, 06/15/2033(c)	1,070	1,020,387
5.375%, 06/15/2038(c)	1,270	1,178,191
Philadelphia Gas Works Co. Series 2017 5.00%, 08/01/2042	5,000	4,847,968
Pittsburgh Water & Sewer Authority AGM Series 2023-C 4.517%, 09/01/2040(a)	46,555	46,037,560
School District of Philadelphia (The) Series 2015-A 5.00%, 09/01/2034	1,615	1,625,032
5.00%, 09/01/2035	1,000	1,004,818
Series 2016-F 5.00%, 09/01/2033	3,000	3,029,135
5.00%, 09/01/2036	1,000	999,995
Series 2018-A 5.00%, 09/01/2034	1,000	1,024,704
5.00%, 09/01/2036	1,000	1,013,145
5.00%, 09/01/2037	1,000	1,006,147
5.00%, 09/01/2038	1,000	1,001,973
Series 2018-B 5.00%, 09/01/2043	3,000	2,981,558
Series 2019-A 4.00%, 09/01/2037	2,230	1,980,375
4.00%, 09/01/2038	1,700	1,490,790
5.00%, 09/01/2044(a)	17,900	17,438,144
Scranton-Lackawanna Health and Welfare Authority (Scranton Parking System Concession Project) Series 2016-A 5.00%, 01/01/2051(c)	6,765	3,736,143
5.00%, 01/01/2057(c)	5,345	2,841,025
Series 2016-B 6.08%, 01/01/2026(c)	480	457,458

92 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Series 2016-C Zero Coupon, 01/01/2036(c)	$2,945	$886,363
Series 2016-D Zero Coupon, 01/01/2057(d)	58,055	3,229,681
State Public School Building Authority (Harrisburg School District) AGM Series 2016 5.00%, 12/01/2029	1,365	1,400,943
5.00%, 12/01/2030	7,160	7,331,869
State Public School Building Authority (Prerefunded – US Treasuries) AGM Series 2016 5.00%, 12/01/2029	220	227,754
Union County Hospital Authority (Evangelical Community Hospital Obligated Group) Series 2018 5.00%, 08/01/2038	2,685	2,545,201
5.00%, 08/01/2043	5,750	5,408,340

		571,343,885

Puerto Rico – 4.0%
Children’s Trust Fund Series 2005-A Zero Coupon, 05/15/2050	8,370	1,348,366
Series 2008-A Zero Coupon, 05/15/2057	261,400	15,323,268
Commonwealth of Puerto Rico Series 2021-A Zero Coupon, 07/01/2024	345	333,828
Zero Coupon, 07/01/2033	6,410	3,661,236
4.00%, 07/01/2033	14,040	12,208,679
4.00%, 07/01/2035	4,200	3,520,857
4.00%, 07/01/2037	1,631	1,323,934
4.00%, 07/01/2041	2,217	1,709,561
4.00%, 07/01/2046	2,306	1,683,342
5.375%, 07/01/2025	7,870	7,912,124
5.625%, 07/01/2027	8,953	9,105,647
5.625%, 07/01/2029	2,542	2,597,340
5.75%, 07/01/2031	3,784	3,892,035
Series 2022-A Zero Coupon, 11/01/2051	13,365	5,245,891
0.00%, 11/01/2051	42,472	21,501,450
Series 2022-C 0.00%, 11/01/2043	86,778	43,171,884
GDB Debt Recovery Authority of Puerto Rico Series 2018 7.50%, 08/20/2040	6,497	5,294,867

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

HTA HRRB Custodial Trust Series 2022 5.25%, 07/01/2036	$1,800	$1,807,646
HTA TRRB Custodial Trust Series 2022 5.25%, 07/01/2036	825	828,504
5.25%, 07/01/2041	8,600	8,394,244
Puerto Rico Commonwealth Aqueduct & Sewer Authority Series 2008-A 6.125%, 07/01/2024	1,848	1,862,581
Series 2020-A 5.00%, 07/01/2030(c)	5,500	5,459,687
5.00%, 07/01/2035(c)	9,455	9,043,387
Series 2021-A 4.00%, 07/01/2042(c)	2,500	1,995,756
Series 2021-B 4.00%, 07/01/2042(c)	4,000	3,193,170
Puerto Rico Electric Power Authority Series 2007-T 5.00%, 07/01/2032(e)(f)	7,315	1,828,750
5.00%, 07/01/2037(e)(f)	15,260	3,815,000
Series 2008-W 5.25%, 07/01/2033(e)(f)	1,000	250,000
5.50%, 07/01/2038(e)(f)	10,490	2,622,500
Series 2010-A 5.25%, 07/01/2029(e)(f)	2,950	737,500
5.25%, 07/01/2030(e)(f)	1,040	260,000
Series 2010-C 5.00%, 07/01/2024(e)(f)	1,735	433,750
5.25%, 07/01/2027(e)(f)	3,360	840,000
5.25%, 07/01/2028(e)(f)	500	125,000
Series 2010-DDD 5.00%, 07/01/2021(e)(i)	1,050	262,500
5.00%, 07/01/2022(e)(i)	950	237,500
Series 2010-X 5.25%, 07/01/2040(e)(f)	20,585	5,146,250
5.75%, 07/01/2036(e)(f)	7,375	1,843,750
Series 2010-ZZ 5.25%, 07/01/2018(e)(i)	3,500	875,000
5.25%, 07/01/2024(e)(f)	2,565	641,250
5.25%, 07/01/2025(e)(f)	620	155,000
Series 2012-A 5.00%, 07/01/2029(e)(f)	2,510	627,500
5.00%, 07/01/2042(e)(f)	2,125	531,250
5.05%, 07/01/2042	2,585	646,250

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Series 2013-A 7.00%, 07/01/2033	$1,700	$425,000
7.00%, 07/01/2040(e)(f)	750	187,500
AGM Series 2007-V 5.25%, 07/01/2031	25,380	25,047,855
NATL Series 2007-V 5.25%, 07/01/2029	5,965	5,900,210
5.25%, 07/01/2033	9,250	9,136,980
Puerto Rico Highway & Transportation Authority Series 2022-A 5.00%, 07/01/2062	23,623	23,268,397
Series 2022-B Zero Coupon, 07/01/2032	5,129	3,269,564
Series 2022-C 0.00%, 07/01/2053(g)	425	272,303
Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities Financing Auth (AES Puerto Rico LP) Series 2000 6.625%, 06/01/2026(e)(f)	21,370	14,959,000
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Series 2018-A Zero Coupon, 07/01/2024	110	106,584
Zero Coupon, 07/01/2027	537	453,656
Zero Coupon, 07/01/2029	523	401,992
Zero Coupon, 07/01/2046	123,224	30,544,309
Zero Coupon, 07/01/2051	58,864	10,566,788
Series 2019-A 4.329%, 07/01/2040	15,975	13,799,612
4.55%, 07/01/2040	1,198	1,063,363
5.00%, 07/01/2058	54,251	47,361,552

		381,062,699

Rhode Island – 0.0%
Rhode Island Health and Educational Building Corp. (City of Woonsocket RI Lease) AGM Series 2017-A 5.00%, 05/15/2029	1,000	1,026,396

South Carolina – 2.3%
Columbia Housing Authority/SC Series 2022 4.80%, 11/01/2024	5,010	4,877,240
5.26%, 11/01/2032	800	731,686

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

5.41%, 11/01/2039	$12,570	$11,015,481
6.28%, 11/01/2039	545	473,868
Greenville Housing Authority/SC Series 2023 6.16%, 05/01/2063(c)	16,000	14,168,298
Patriots Energy Group Financing Agency (Sumitomo Mitsui Financial Group, Inc.) Series 2023-A 5.25%, 10/01/2054(a)	30,000	30,321,900
South Carolina Jobs-Economic Development Authority (Bon Secours Mercy Health, Inc.) Series 2020 5.00%, 12/01/2046	9,595	9,271,440
South Carolina Jobs-Economic Development Authority (FAH Pelham LLC) Series 2023 10.00%, 08/01/2039(c)	580	515,534
Series 2023-A 6.50%, 02/01/2056(c)	18,185	16,052,723
Series 2023-B 7.50%, 08/01/2047(c)	7,000	6,230,914
South Carolina Jobs-Economic Development Authority (International Paper Co.) Series 2023 4.00%, 04/01/2033	6,000	5,906,347
South Carolina Jobs-Economic Development Authority (Last Step Recycling LLC) Series 2021 6.00%, 06/01/2031(c)	2,470	2,079,685
6.25%, 06/01/2040(c)	6,100	4,492,823
6.50%, 06/01/2051(c)	9,070	6,296,373
South Carolina Jobs-Economic Development Authority (Lutheran Homes of South Carolina Obligated Group) Series 2013 5.00%, 05/01/2043	1,000	748,478
5.125%, 05/01/2048	1,000	729,333
South Carolina Jobs-Economic Development Authority (PSG Patriot’s Place Apartments LLC) Series 2022 0.00%, 06/01/2052(g)	15,425	9,513,380

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

South Carolina Public Service Authority Series 2015-A 5.00%, 12/01/2050	$33,180	$31,102,730
Series 2016-A 5.00%, 12/01/2034	3,815	3,827,365
5.00%, 12/01/2036	1,000	987,463
Series 2016-B 5.00%, 12/01/2037	3,430	3,359,593
5.00%, 12/01/2041	10,500	10,187,022
5.00%, 12/01/2056	7,350	6,812,032
Series 2022 4.00%, 12/01/2038	550	481,557
4.00%, 12/01/2049	5,166	4,058,503
4.00%, 12/01/2050	5,155	4,026,663
5.00%, 12/01/2036	447	445,609
5.00%, 12/01/2038	1,742	1,699,072
Series 2022-A 4.00%, 12/01/2047	9,000	7,170,427
4.00%, 12/01/2052	10,000	7,731,390
5.00%, 12/01/2055	10,000	9,276,228

		214,591,157

South Dakota – 0.3%
County of Lincoln SD (Augustana College Association (The)) Series 2021 4.00%, 08/01/2051	1,410	1,010,521
4.00%, 08/01/2056	2,415	1,676,096
4.00%, 08/01/2061	4,020	2,717,910
South Dakota Health & Educational Facilities Authority (Monument Health Obligated Group) Series 2017 5.00%, 09/01/2040	15,035	14,597,095
South Dakota Health & Educational Facilities Authority (Regional Health System Obligated Group/SD) Series 2017 5.00%, 09/01/2033	3,260	3,301,057
South Dakota Housing Development Authority (Schuett Spearfish LP) Series 2023 6.15%, 09/01/2039	5,360	5,084,408

		28,387,087

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Tennessee – 1.7%
Bristol Industrial Development Board (Bristol Industrial Development Board Sales Tax) Series 2016-A 5.00%, 12/01/2035(c)	$9,080	$7,982,702
5.125%, 12/01/2042(c)	29,990	24,943,511
Series 2016-B Zero Coupon, 12/01/2031(c)	2,000	1,206,761
Knox County Industrial Development Board (Tompaul Knoxville LLC) Series 2022 8.75%, 11/01/2032(c)	2,000	1,920,345
9.25%, 11/01/2042(c)	5,250	4,953,012
9.50%, 11/01/2052(c)	14,835	13,915,232
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board (Trousdale Foundation Obligated Group) Series 2018-A 6.25%, 04/01/2049(d)(e)(f)	5,040	1,108,800
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board (Vanderbilt University Medical Center Obligated Group) Series 2016 5.00%, 07/01/2040	2,435	2,382,393
Series 2017-A 5.00%, 07/01/2048	2,335	2,193,562
Metropolitan Government Nashville & Davidson County Industrial Development Board (South Nashville Central Business Improvement District) Series 2021 Zero Coupon, 06/01/2043(c)	7,250	2,222,697
Metropolitan Nashville Airport Authority (The) Series 2022-B 5.25%, 07/01/2047	12,500	12,256,283
5.50%, 07/01/2052	9,000	9,018,087
Tennergy Corp./TN (Goldman Sachs Group, Inc. (The)) Series 2022-A 5.50%, 10/01/2053	24,000	24,077,426

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Tennessee Energy Acquisition Corp. (Goldman Sachs Group, Inc. (The)) Series 2021 5.00%, 05/01/2052	$16,820	$16,570,447
Series 2023-A 5.00%, 05/01/2053	20,000	19,792,984
Wilson County Health & Educational Facilities Board Series 2021 4.00%, 12/01/2039	10,000	7,471,134
4.25%, 12/01/2024	6,000	5,718,920

		157,734,296

Texas – 6.1%
Abilene Convention Center Hotel Development Corp. (City of Abilene TX Abilene Convention Center Revenue) Series 2021-A 4.00%, 10/01/2050	3,070	2,078,523
Series 2021-B 5.00%, 10/01/2050(c)	11,140	8,332,997
Arlington Higher Education Finance Corp. (BASIS Texas Charter Schools, Inc.) Series 2021 4.50%, 06/15/2056(c)	1,000	976,331
Series 2023 4.875%, 06/15/2056(c)	1,500	1,478,043
Arlington Higher Education Finance Corp. (Magellan School (The)) Series 2022 6.25%, 06/01/2052(c)	6,015	5,607,159
6.375%, 06/01/2062(c)	9,785	9,106,491
Arlington Higher Education Finance Corp. (Wayside Schools) Series 2021-A 4.00%, 08/15/2036	500	405,736
4.00%, 08/15/2046	695	479,744
Baytown Municipal Development District (Baytown Municipal Development District Baytown Convention Center Hotel Revenue) Series 2021 4.00%, 10/01/2045	8,545	6,236,544
4.00%, 10/01/2050	3,815	2,666,396

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Board of Regents of the University of Texas System Series 2019-B 5.00%, 08/15/2049	$11,000	$11,079,718
Brazoria County Industrial Development Corp. (Aleon Renewable Metals LLC) Series 2022 10.00%, 06/01/2042(c)	10,000	9,191,381
Series 2023 12.00%, 06/01/2043(c)	2,500	2,377,378
Central Texas Regional Mobility Authority Series 2020-A 5.00%, 01/01/2044	2,230	2,193,682
5.00%, 01/01/2049	3,940	3,792,685
Series 2021-B 5.00%, 01/01/2046	4,600	4,478,646
Central Texas Turnpike System
Series 2015-C 5.00%, 08/15/2037	6,800	6,542,878
City of Dallas Housing Finance Corp. (DHFC The Briscoe Apartments LLC) Series 2022 Zero Coupon, 12/01/2062(c)	179,645	10,738,693
6.00%, 12/01/2062	20,940	19,360,471
City of Dallas Housing Finance Corp. (DHFC The Dylan Apartments LLC) Series 2022 6.00%, 12/01/2062(c)	10,025	8,713,158
6.25%, 12/01/2054(c)	4,070	3,372,369
City of Houston TX Series 2021-B 2.047%, 03/01/2033	2,495	1,822,158
2.147%, 03/01/2034	7,405	5,285,187
City of Houston TX (City of Houston TX Hotel Occupancy Tax) Series 2015 5.00%, 09/01/2030	1,965	1,975,912
City of Houston TX Airport System Revenue AGM Series 2023 5.25%, 07/01/2042	5,000	5,013,735
5.25%, 07/01/2043	5,000	5,002,599
5.25%, 07/01/2048	5,000	4,924,856

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

City of Houston TX Airport System Revenue (United Airlines, Inc.) Series 2014 5.00%, 07/01/2029	$16,960	$16,374,943
Series 2015-B 5.00%, 07/15/2030	1,960	1,875,104
5.00%, 07/15/2035	1,000	926,209
Series 2018 5.00%, 07/15/2028	22,875	22,160,211
Series 2020 5.00%, 07/01/2027	1,750	1,690,829
5.00%, 07/15/2027	2,500	2,414,651
City of San Antonio TX Electric & Gas Systems Revenue Series 2021-A 5.00%, 02/01/2046	5,000	4,989,827
Clifton Higher Education Finance Corp. (IDEA Public Schools) Series 2012 5.00%, 08/15/2042	530	487,370
Series 2013 6.00%, 08/15/2043	1,000	1,000,264
Clifton Higher Education Finance Corp. (Valor Texas Education Foundation) Series 2023-A 6.00%, 06/15/2043(c)	3,365	3,119,984
6.00%, 06/15/2048(c)	4,125	3,723,804
6.25%, 06/15/2053(c)	5,000	4,585,800
Conroe Local Government Corp. (Conroe Local Government Corp. Conroe Convention Center Hotel) Series 2021 4.00%, 10/01/2050	2,525	1,858,952
Dallas County Flood Control District No. 1 Series 2015 5.00%, 04/01/2028(c)	1,650	1,602,991
Dallas Fort Worth International Airport Series 2022-A 4.507%, 11/01/2051	2,000	1,601,721
Decatur Hospital Authority Series 2014-A 5.25%, 09/01/2044	3,150	2,898,975
Series 2021 4.00%, 09/01/2034	1,679	1,459,434
4.00%, 09/01/2044	3,876	2,896,972

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Harris County Cultural Education Facilities Finance Corp. (Memorial Hermann Health System Obligated Group) Series 2022 5.00%, 07/01/2052(a)	$10,000	$9,328,968
Harris County Industrial Development Corp. (Energy Transfer LP) Series 2023 4.05%, 11/01/2050	19,195	17,910,755
Hidalgo County Regional Mobility Authority Series 2022-A Zero Coupon, 12/01/2042	2,000	610,887
Zero Coupon, 12/01/2051	11,540	1,946,842
Zero Coupon, 12/01/2056	17,105	2,072,240
Series 2022-B Zero Coupon, 12/01/2042	1,395	410,346
Zero Coupon, 12/01/2043	2,000	537,873
Zero Coupon, 12/01/2044	5,640	1,384,451
Zero Coupon, 12/01/2055	2,895	311,629
Zero Coupon, 12/01/2056	5,000	500,492
Irving Hospital Authority (Baylor Medical Center at Irving) Series 2017-A 5.00%, 10/15/2044	8,505	7,927,314
Mission Economic Development Corp. (Natgasoline LLC) Series 2018 4.625%, 10/01/2031(c)	25,610	24,061,225
New Hope Cultural Education Facilities Finance Corp. Series 2023 8.50%, 09/01/2027(d)	23,940	23,321,831
New Hope Cultural Education Facilities Finance Corp. (Army Retirement Residence Obligated Group) Series 2022 5.75%, 07/15/2052	4,490	3,794,112
6.00%, 07/15/2057	10,300	8,901,456
New Hope Cultural Education Facilities Finance Corp. (BSPV – Plano LLC) Series 2019 7.25%, 12/01/2053(e)(f)	7,820	8,171,900

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

New Hope Cultural Education Facilities Finance Corp. (Buckingham Senior Living Community, Inc. Obligated Group) Series 2021 2.00%, 11/15/2061(e)(f)(g)	$206	$77,258
7.50%, 11/15/2036(e)(f)	50	39,497
7.50%, 11/15/2037(e)(f)	10	7,316
New Hope Cultural Education Facilities Finance Corp. (Legacy at Midtown Park, Inc. Obligated Group) Series 2018-A 5.50%, 07/01/2054	10,200	7,168,531
New Hope Cultural Education Facilities Finance Corp. (Morningside Ministries Obligated Group) Series 2020 5.00%, 01/01/2040	790	638,439
5.00%, 01/01/2055	3,010	2,168,538
Series 2022 4.00%, 01/01/2047	4,575	2,888,445
4.25%, 01/01/2057	1,380	821,757
5.00%, 01/01/2057	2,950	2,062,640
New Hope Cultural Education Facilities Finance Corp. (Outlook at Windhaven Forefront Living Obligated Group) Series 2022 6.875%, 10/01/2057	500	414,273
Newark Higher Education Finance Corp. (Abilene Christian University) Series 2022 4.00%, 04/01/2057	10,000	7,377,754
North East Texas Regional Mobility Authority Series 2016 5.00%, 01/01/2046	4,940	4,565,144
North Texas Tollway Authority (North Texas Tollway System) Series 2014-B 5.00%, 01/01/2031	8,975	8,988,962
Series 2017-B 5.00%, 01/01/2033	1,400	1,427,166
5.00%, 01/01/2043	6,000	6,001,766

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Series 2020 3.079%, 01/01/2042	$4,990	$3,411,003
Series 2021 3.011%, 01/01/2043	7,500	5,001,862
Port Beaumont Navigation District (Jefferson Railport Terminal II LLC) Series 2020 4.00%, 01/01/2050(c)	3,315	2,140,298
Series 2021 2.125%, 01/01/2028(c)	540	455,168
2.25%, 01/01/2029(c)	800	651,595
2.50%, 01/01/2030(c)	905	719,917
2.625%, 01/01/2031(c)	500	386,988
Red River Health Facilities Development Corp. (Prerefunded – US Treasuries) Series 2014-A 7.75%, 11/15/2044	1,315	1,363,379
Sanger Industrial Development Corp. (Texas Pellets, Inc.) Series 2012-B 8.00%, 07/01/2038(f)(k)	2,180	512,300
Tarrant County Cultural Education Facilities Finance Corp. (Stayton at Museum Way) Series 2020-A 5.75%, 12/01/2054(e)(f)(k)	6,485	4,215,286
Tarrant County Cultural Education Facilities Finance Corp. (Trinity Terrace Project) Series 2014-A1 5.00%, 10/01/2049	4,285	3,630,995
Texas Municipal Gas Acquisition & Supply Corp. III (Macquarie Group Ltd.) Series 2021 5.00%, 12/15/2029	4,710	4,628,039
5.00%, 12/15/2031	4,775	4,648,028
Texas Municipal Gas Acquisition and Supply Corp. I (Bank of America Corp.) Series 2008-D 6.25%, 12/15/2026	6,335	6,457,075
Texas Private Activity Bond Surface Transportation Corp. (Blueridge Transportation Group LLC) Series 2016 5.00%, 12/31/2045	4,250	3,835,562
5.00%, 12/31/2050	16,075	14,256,922

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Texas Private Activity Bond Surface Transportation Corp. (NTE Mobility Partners LLC) Series 2019 4.00%, 12/31/2037	$4,000	$3,539,946
4.00%, 12/31/2038	2,600	2,270,863
4.00%, 12/31/2039	2,500	2,165,281
5.00%, 12/31/2031	5,000	5,119,954
Series 2023 5.50%, 12/31/2058	42,420	42,608,608
Texas Private Activity Bond Surface Transportation Corp. (NTE Mobility Partners Segments 3 LLC) Series 2019 5.00%, 06/30/2058	52,250	47,621,220
Texas Transportation Commission State Highway 249 System Series 2019 5.00%, 08/01/2057	54,130	47,445,097
Uptown Development Authority (City of Houston TX Reinvestment Zone No 16) Series 2017-A
5.00%, 09/01/2035	1,015	1,001,683

		582,828,387

Utah – 0.2%
Intermountain Power Agency Series 2023 5.00%, 07/01/2041	1,000	1,035,057
Military Installation Development Authority Series 2021-A 4.00%, 06/01/2052	5,000	3,330,937
Utah Infrastructure Agency Series 2022 5.00%, 10/15/2032	1,000	993,583
5.00%, 10/15/2037	1,410	1,313,960
Series 2023 5.625%, 10/15/2038	1,000	995,674
6.00%, 10/15/2047	2,665	2,665,632
Wohali Public Infrastructure District No. 1 (Village Community Development District No. 13 Phase I Series 2019 Special Assmnts) Series 2023 7.00%, 12/01/2042(c)	6,443	5,977,095

		16,311,938

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Vermont – 0.1%
Vermont Economic Development Authority (Casella Waste Systems, Inc.) Series 2018 4.625%, 04/01/2036(c)	$1,100	$1,052,669
Series 2022 5.00%, 06/01/2052(c)	3,750	3,656,424
Vermont Educational & Health Buildings Financing Agency (St Michael’s College, Inc.) Series 2023 5.25%, 10/01/2052(c)	3,000	2,470,314
5.50%, 10/01/2043(c)	2,500	2,245,425

		9,424,832

Virginia – 2.5%
Align Affordable Housing Bond Fund LP (Park Landing LP) Series 2022-2 5.66%, 08/01/2052	17,900	15,346,393
Arlington County Industrial Development Authority (Virginia Hospital Center Arlington Health System/VA) Series 2020 4.00%, 07/01/2040	1,155	1,014,872
5.00%, 07/01/2036	850	870,661
Atlantic Park Community Development Authority (Atlantic Park Community Development Authority District) Series 2023 6.25%, 08/01/2045(c)	19,060	16,723,801
Cherry Hill Community Development Authority (Potomac Shores Project) Series 2015 5.15%, 03/01/2035(c)	1,000	993,151
Fairfax County Industrial Development Authority (Inova Health System Obligated Group) Series 2022 4.00%, 05/15/2042	10,065	8,871,079
Henrico County Economic Development Authority (Westminster-Canterbury Corp. Obligated Group) Series 2022 5.00%, 10/01/2047	2,000	1,824,101

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

5.00%, 10/01/2052	$4,500	$4,015,560
Tobacco Settlement Financing Corp./VA Series 2007-B1 5.00%, 06/01/2047	7,490	6,416,395
US Bank Trust Co NA (Park Landing LP) Series 2022-B 5.90%, 08/01/2052	3,076	2,663,817
Virginia College Building Authority (Marymount University) Series 2015 5.00%, 07/01/2045(c)	1,500	1,280,539
5.25%, 07/01/2035(c)	1,200	1,148,438
Series 2015-A 5.00%, 07/01/2035(c)	1,500	1,397,982
5.00%, 07/01/2045(c)	1,610	1,374,445
Virginia Small Business Financing Authority (95 Express Lanes LLC) Series 2022 4.00%, 01/01/2040	3,000	2,538,326
4.00%, 07/01/2040	500	421,580
Virginia Small Business Financing Authority (Bon Secours Mercy Health, Inc.) Series 2022 5.00%, 10/01/2040	10,000	10,008,262
Virginia Small Business Financing Authority (Capital Beltway Express LLC) Series 2022 5.00%, 12/31/2047	28,825	27,142,444
Virginia Small Business Financing Authority (Elizabeth River Crossings OpCo LLC) Series 2022 4.00%, 01/01/2030	3,070	2,870,554
4.00%, 01/01/2031	2,650	2,453,953
4.00%, 01/01/2033	7,500	6,818,531
4.00%, 01/01/2034	3,500	3,151,350
4.00%, 01/01/2037	10,000	8,714,737
Virginia Small Business Financing Authority (I-66 Express Mobility Partners LLC) Series 2017 5.00%, 12/31/2056	50,235	45,851,268

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Virginia Small Business Financing Authority (National Senior Campuses, Inc. Obligated Group) Series 2020 4.00%, 01/01/2051	$18,500	$13,976,384
Virginia Small Business Financing Authority (P3 VB Holdings LLC) Series 2023 8.50%, 12/01/2052(c)	13,290	11,737,163
Virginia Small Business Financing Authority (Total Fiber Recovery @ Chesapeake LLC) Series 2022 7.68% (SOFR + 5.50%), 06/01/2029(b)(c)	20,215	18,903,956
8.50%, 06/01/2042(c)	23,525	20,639,859

		239,169,601

Washington – 1.4%
Central Puget Sound Regional Transit Authority (Central Puget Sound Regional Transit Auth Sales Motor Vehicle & Rental Car Taxes) Series 2016-S 5.00%, 11/01/2046	11,000	11,133,434
Kalispel Tribe of Indians Series 2018-A 5.25%, 01/01/2038(c)	750	759,097
King County Public Hospital District No. 4 Series 2015-A 5.00%, 12/01/2030	2,235	2,164,893
Pend Oreille County Public Utility District No. 1 Box Canyon Series 2018 5.00%, 01/01/2048	9,000	8,178,284
Port of Seattle WA Series 2015-C 5.00%, 04/01/2033	5,035	5,022,543
Series 2021 5.00%, 08/01/2046	12,550	11,970,932
Washington Health Care Facilities Authority (CommonSpirit Health) Series 2019-A 5.00%, 08/01/2037	2,000	1,974,265

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

5.00%, 08/01/2039	$5,970	$5,823,241
Washington Health Care Facilities Authority (Fred Hutchinson Cancer Center Obligated Group) Series 2020 4.00%, 09/01/2045	2,045	1,648,875
5.00%, 09/01/2039	1,655	1,648,423
5.00%, 09/01/2045	2,070	1,993,139
5.00%, 09/01/2050	2,000	1,911,186
Washington Health Care Facilities Authority (Overlake Hospital Medical Center Obligated Group) Series 2017-A 5.00%, 07/01/2035	2,350	2,216,771
5.00%, 07/01/2036	2,965	2,789,152
Series 2017-B 5.00%, 07/01/2034	1,855	1,782,570
Washington Health Care Facilities Authority (Virginia Mason Medical Center Obligated Group)
Series 2017
5.00%, 08/15/2033	6,250	6,212,122
5.00%, 08/15/2035	5,750	5,646,724
5.00%, 08/15/2037	3,565	3,407,621
Washington State Convention Center Public Facilities District (Washington State Convention Center Public Facilities Dist Lodging Tax Revenue) Series 2021 4.00%, 07/01/2031	11,045	10,100,415
Washington State Housing Finance Commission (Presbyterian Retirement Communities Northwest Obligated Group) Series 2013 5.00%, 01/01/2028(c)	1,030	963,996
5.25%, 01/01/2043(c)	2,870	2,267,718
Series 2015 6.00%, 01/01/2045(c)	2,920	2,464,007
Series 2016 4.00%, 01/01/2026(c)	2,280	2,153,792
5.00%, 01/01/2031(c)	5,305	4,717,412

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

5.00%, 01/01/2036(c)	$1,075	$884,603
5.00%, 01/01/2046(c)	1,140	828,383
Series 2019-A 5.00%, 01/01/2044(c)	1,330	981,459
5.00%, 01/01/2049(c)	3,305	2,338,540
5.00%, 01/01/2055(c)	11,670	7,955,117
Washington State Housing Finance Commission (Rockwood Retirement Communities) Series 2014 7.50%, 01/01/2049(c)	1,500	1,507,854
Series 2014-A 7.375%, 01/01/2044(c)	5,115	5,140,757
Washington State Housing Finance Commission (Seattle Academy of Arts & Sciences) Series 2023 5.625%, 07/01/2038(c)	1,215	1,220,925
6.125%, 07/01/2053(c)	3,780	3,805,243
6.25%, 07/01/2059(c)	5,295	5,339,726
6.375%, 07/01/2063(c)	3,125	3,086,211
Washington State Housing Finance Commission (Spokane United Methodist Homes Obligated Group) Series 2020 5.00%, 01/01/2051(c)	2,000	1,386,857
5.00%, 01/01/2056(c)	3,000	2,024,869

		135,451,156

West Virginia – 0.4%
City of South Charleston WV (City of South Charleston WV South Charleston Park Place Excise Tax District) Series 2022 4.50%, 06/01/2050(c)	1,000	696,204
Monongalia County Commission Excise Tax District Series 2022-A 6.25%, 06/01/2024	5,605	5,595,351
Tobacco Settlement Finance Authority/WV Series 2020 4.875%, 06/01/2049	2,960	2,634,454

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

West Virginia Economic Development Authority (Arch Resources, Inc.) Series 2021 4.125%, 07/01/2045	$4,035	$3,944,551
Series 2023 9.00%, 06/01/2038(c)	30,750	29,106,954

		41,977,514

Wisconsin – 4.1%
DIP Loan Agreement KDC Agribusiness (KDC Agribusiness LLC) 12.00%, 09/14/2024(l)(m)	9,807	980,700
St. Croix Chippewa Indians of Wisconsin Series 2021 5.00%, 09/30/2041(c)	8,850	6,183,056
UMA Education, Inc. Series 2019 5.00%, 10/01/2034(c)	15,970	15,282,567
5.00%, 10/01/2039(c)	5,035	4,513,585
Wisconsin Center District (Wisconsin Center District Ded Tax) Series 2022 5.25%, 12/15/2061(c)	6,995	5,972,306
Wisconsin Health & Educational Facilities Authority (Aspirus, Inc. Obligated Group) Series 2017 5.00%, 08/15/2052(a)	20,345	18,973,279
Wisconsin Health & Educational Facilities Authority (Marshfield Clinic Health System Obligated Group) AGM Series 2020 3.00%, 02/15/2038	1,035	781,128
5.00%, 02/15/2031	2,000	2,068,987
Wisconsin Health & Educational Facilities Authority (Oakwood Lutheran Senior Ministries Obligated Group) Series 2021 4.00%, 01/01/2037	1,450	1,008,952
4.00%, 01/01/2057	9,815	5,156,473
Wisconsin Health & Educational Facilities Authority (Rogers Memorial Hospital, Inc. Obligated Group) Series 2019 5.00%, 07/01/2044	1,000	964,053

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Wisconsin Health & Educational Facilities Authority (St. Camillus Health System Obligated Group) Series 2019 5.00%, 11/01/2039	$950	$751,815
5.00%, 11/01/2046	870	631,839
5.00%, 11/01/2054	3,295	2,267,843
Wisconsin Housing & Economic Development Authority (Roers Sun Prairie Apartments Owner LLC) Series 2022 4.625%, 03/15/2040(c)	2,510	1,993,314
Series 2022-A 3.875%, 12/01/2039(c)	11,525	9,035,481
Wisconsin Public Finance Authority Series 2022 5.50%, 02/01/2042(c)	5,950	5,294,146
Wisconsin Public Finance Authority (21st Century Public Academy) Series 2020 5.00%, 06/01/2049(c)	1,340	1,006,305
Wisconsin Public Finance Authority (ACTS Retirement-Life Communities, Inc. Obligated Group) Series 2020 4.00%, 11/15/2037	600	507,521
5.00%, 11/15/2041	1,500	1,374,675
Wisconsin Public Finance Authority (Appalachian Regional Healthcare System Obligated Group) Series 2021 4.00%, 07/01/2046	1,100	789,327
4.00%, 07/01/2051	1,675	1,145,602
Wisconsin Public Finance Authority (Bancroft Neurohealth Obligated Group) Series 2016 5.125%, 06/01/2048(c)	3,335	2,675,445
Wisconsin Public Finance Authority (Blue Ridge Healthcare Obligated Group) Series 2020 4.00%, 01/01/2045	1,500	1,214,746
5.00%, 01/01/2038	550	531,706
5.00%, 01/01/2039	700	672,629
5.00%, 01/01/2040	500	478,652

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Wisconsin Public Finance Authority (Carmelite System, Inc. Obligated Group (The)) Series 2020 5.00%, 01/01/2045	$2,030	$1,755,570
Wisconsin Public Finance Authority (Catholic Bishop of Chicago (The)) Series 2021 5.75%, 07/25/2041(d)	57,000	45,892,570
Wisconsin Public Finance Authority (Celanese US Holdings LLC) Series 2016-B 5.00%, 12/01/2025	1,000	996,449
Series 2016-C 4.30%, 11/01/2030	2,060	1,903,322
Wisconsin Public Finance Authority (CFC-SA LLC) Series 2022 5.00%, 02/01/2052	12,500	10,823,880
5.00%, 02/01/2062	13,790	11,584,525
5.75%, 02/01/2052(c)	16,500	14,410,915
6.00%, 02/01/2062(c)	20,960	18,627,460
Wisconsin Public Finance Authority (Crossroads Health Project) Series 2023 8.00%, 07/01/2053(c)	14,895	13,804,354
8.125%, 07/01/2058(c)	14,900	13,796,949
Wisconsin Public Finance Authority (FAH Tree House LLC) Series 2023 6.50%, 08/01/2053(c)	18,000	16,178,733
6.625%, 02/01/2046(c)	12,500	10,622,100
Wisconsin Public Finance Authority (Gannon University) Series 2017 5.00%, 05/01/2042	1,500	1,321,173
5.00%, 05/01/2047	2,750	2,327,635
Wisconsin Public Finance Authority (KDC Agribusiness LLC) Series 2022 15.00%, 04/30/2023(d)(e)(i)(l)(m)	21,900	– 0	–
Series 2023 15.00%, 04/30/2023(d)(e)(i)(l)(m)	4,895	– 0	–
Wisconsin Public Finance Authority (Lehigh Valley Health Network, Inc.) Series 2023 6.625%, 12/01/2032(c)	1,040	985,425
7.25%, 12/01/2042(c)	7,775	7,265,945
7.50%, 12/01/2052(c)	5,400	5,084,907

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Wisconsin Public Finance Authority (McLemore Resort Manager LLC) Series 2021 4.50%, 06/01/2056(c)	$13,735	$9,010,172
Wisconsin Public Finance Authority (Moses H Cone Memorial Hospital Obligated Group) Series 2022-A 5.00%, 10/01/2052(a)	10,000	9,461,556
Wisconsin Public Finance Authority (National Senior Communities, Inc. Obligated Group) Series 2022 4.00%, 01/01/2047	1,400	1,088,987
4.00%, 01/01/2052	2,350	1,758,569
Wisconsin Public Finance Authority (North San Gabriel Municipal Utility District No. 1) Series 2023 Zero Coupon, 09/01/2029(c)	8,000	5,025,467
Wisconsin Public Finance Authority (Pine Lake Preparatory, Inc.) Series 2015 5.25%, 03/01/2035(c)	1,550	1,538,788
5.50%, 03/01/2045(c)	3,010	2,831,461
Wisconsin Public Finance Authority (Prerefunded – US Treasuries)
Series 2020
5.00%, 04/01/2030(c)	25	26,129
5.00%, 04/01/2040(c)	80	85,335
5.00%, 04/01/2050(c)	335	357,341
Series 2022 4.00%, 04/01/2032(c)	15	15,053
4.00%, 04/01/2052(c)	40	40,777
Wisconsin Public Finance Authority (Queens University of Charlotte) Series 2022 5.25%, 03/01/2042	12,000	10,928,887
5.25%, 03/01/2047	5,100	4,491,134
Wisconsin Public Finance Authority (Rose Villa, Inc.Obligated Group) Series 2014-A 5.75%, 11/15/2044(c)	1,000	1,013,156
Wisconsin Public Finance Authority (Roseman University of Health Sciences) Series 2020 5.00%, 04/01/2030(c)	475	466,809

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

5.00%, 04/01/2040(c)	$1,320	$1,190,962
5.00%, 04/01/2050(c)	6,150	5,147,861
Series 2022 4.00%, 04/01/2032(c)	865	784,488
4.00%, 04/01/2052(c)	2,615	1,797,984
Wisconsin Public Finance Authority (Samaritan Housing Foundation Obligated Group) Series 2021 4.00%, 06/01/2056(c)	29,090	17,498,691
Series 2022 4.00%, 06/01/2049(c)	3,890	2,482,998
Wisconsin Public Finance Authority (Seabury Retirement Community) Series 2015-A 5.00%, 09/01/2030(c)	545	503,262
Wisconsin Public Finance Authority (Southeastern Regional Medical Center Obligated Group) Series 2021 4.00%, 02/01/2046	8,000	5,338,666
4.00%, 02/01/2051	11,500	7,308,633
Wisconsin Public Finance Authority (Triad Educational Services, Inc.) Series 2022 5.00%, 06/15/2042	1,140	981,884
5.25%, 06/15/2052	1,610	1,346,382
5.375%, 06/15/2057	2,320	1,945,475
5.50%, 06/15/2050	650	568,584
5.50%, 06/15/2062	3,025	2,553,830
Wisconsin Public Finance Authority (Triad Math & Science Academy Co.) Series 2021 4.00%, 06/15/2051	3,915	2,626,160
Wisconsin Public Finance Authority (Uwharrie Charter Academy)
Series 2022
5.00%, 06/15/2052(c)	4,315	3,417,871
5.00%, 06/15/2057(c)	4,105	3,185,655
5.00%, 06/15/2062(c)	8,090	6,171,147
Wisconsin Public Finance Authority (Washoe Barton Medical Clinic) Series 2021 4.00%, 12/01/2031	1,750	1,566,985
4.00%, 12/01/2041	2,405	1,813,559
4.00%, 12/01/2051	4,010	2,724,200

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Wisconsin Public Finance Authority (WFCS Holdings II LLC) Series 2021-A1 5.00%, 01/01/2056(c)	$4,915	$3,411,934

		392,144,876

Total Municipal Obligations (cost $11,037,938,453)		9,697,513,078

COMMERCIAL MORTGAGE-BACKED SECURITIES – 2.4%
Agency CMBS – 0.9%
California Housing Finance Agency Series 2019-2, Class A 4.00%, 03/20/2033	14,402	13,570,921
Series 2021-2, Class A 3.75%, 03/25/2035	43,290	39,559,408
Series 2021-2, Class X 0.82%, 03/25/2035(n)	22,428	1,086,179
Series 2021-3, Class A 3.25%, 08/20/2036	6,940	5,944,840
Series 2021-3, Class X 0.766%, 08/20/2036(n)	20,188	1,031,064
Federal Home Loan Mortgage Corp. Multifamily VRD Certificates Series 2022-ML13, Class AUS 3.125%, 09/25/2036(c)	3,939	3,200,593
Series 2022-ML13, Class XCA 0.955%, 07/25/2036(n)	17,498	962,035
Series 2022-ML13, Class XUS 0.984%, 09/25/2036(n)	30,726	2,082,454
Washington State Housing Finance Commission Series 2021-1, Class A 3.50%, 12/20/2035	18,933	16,071,538
Series 2021-1, Class X 0.726%, 12/20/2035(n)	14,506	647,712

		84,156,744

Non-Agency Fixed Rate CMBS – 1.5%
Arizona Industrial Development Authority Series 2019-2, Class A 3.625%, 05/20/2033	14,692	12,785,302
California Housing Finance Agency
Series 2021-1, Class A
3.50%, 11/20/2035	9,149	7,917,754
Series 2023-1, Class A 4.375%, 09/20/2036	21,442	19,339,056

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

National Finance Authority Series 2022-2, Class X 0.674%, 10/01/2036(n)	$24,667	$1,168,294
National Finance Authority Series 2023-2 3.875%, 01/20/2038	1,995	1,681,677
New Hampshire Business Finance Authority Series 2020-1, Class A 4.125%, 01/20/2034	20,640	18,995,544
Series 2022-1, Class A 4.375%, 09/20/2036	40,802	37,227,827
Series 2022-2 0.334%, 09/20/2036(n)	24,579	537,459
Series 2022-2, Class A 4.00%, 10/20/2036	26,640	23,502,601
Washington State Housing Finance Commission Series 2023-1, Class A 3.375%, 04/20/2037	22,492	17,704,787
Series 2023-1, Class X 1.447%, 04/20/2037(n)	69,375	7,422,050

		148,282,351

Total Commercial Mortgage-Backed Securities (cost $264,866,682)		232,439,095

CORPORATES - NON-INVESTMENT GRADE – 0.0%
Industrial – 0.0%
Energy – 0.0%
Red River Biorefinery LLC Series 23A 15.00%, 12/31/2023(d)(l)(m)	805	805,000

Other Industrial – 0.0%
Cincinnati Sr Care/Dayton/Florida/Nashville/Sebring/Trousdale/Waynesboro HC Series 2023 12.00%, 12/31/2023(d)(m)	540	540,000

Total Corporates - Non-Investment Grade (cost $1,345,000)		1,345,000

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

ASSET-BACKED SECURITIES – 0.0%
Other ABS - Fixed Rate – 0.0%
State of Nevada Department of Business & Industry Series 2018 6.95%, 02/15/2038(c)	$1,853	$185,328
Tarrant County Cultural Education Facilities Finance Corp.
Series 2015-A
5.00%, 11/15/2045(e)(f)(k)(l)(m)	2,981	– 0	–
Series 2015-B 5.00%, 11/15/2030(e)(f)(k)(l)(m)	3,369	– 0	–
Series 2017 5.25%, 11/15/2047(e)(f)(k)(l)(m)	920	– 0	–

Total Asset-Backed Securities (cost $9,307,876)		185,328

	Shares
SHORT-TERM INVESTMENTS – 1.5%
Investment Companies – 1.5%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 5.27%(o)(p)(q) (cost $138,240,108)	138,240,108	138,240,108

Total Investments – 105.7% (cost $11,451,698,119)		10,069,722,609
Other assets less liabilities – (5.7)%		(543,939,197)

Net Assets – 100.0%		$9,525,783,412

CENTRALLY CLEARED INFLATION (CPI) SWAPS (see Note C)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)			Unrealized Appreciation (Depreciation)
USD	90,795	01/15/2025	2.565%	CPI#	Maturity	$8,875,572	$	– 0	–	$8,875,572
USD	45,398	01/15/2025	2.613%	CPI#	Maturity	4,350,406		– 0	–	4,350,406
USD	45,397	01/15/2025	2.585%	CPI#	Maturity	4,400,941		– 0	–	4,400,941
USD	34,210	01/15/2025	4.028%	CPI#	Maturity	1,273,322		– 0	–	1,273,322
USD	83,920	01/15/2026	CPI#	3.765%	Maturity	(2,858,123)		– 0	–	(2,858,123)
USD	158,000	01/15/2027	CPI#	3.320%	Maturity	(7,680,998)		– 0	–	(7,680,998)
USD	156,000	01/15/2027	CPI#	3.466%	Maturity	(6,191,305)		(136,227)		(6,055,078)
USD	127,850	01/15/2027	CPI#	3.323%	Maturity	(6,191,921)		– 0	–	(6,191,921)
USD	371,020	01/15/2028	0.735%	CPI#	Maturity	80,455,898		– 0	–	80,455,898
USD	219,860	01/15/2028	1.230%	CPI#	Maturity	39,969,060		– 0	–	39,969,060
USD	273,300	01/15/2029	CPI#	3.390%	Maturity	(8,215,718)		– 0	–	(8,215,718)

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PORTFOLIO OF INVESTMENTS (continued)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)			Unrealized Appreciation (Depreciation)
USD	190,780	01/15/2029	CPI#	3.735%	Maturity	$(407,281)	$	– 0	–	$(407,281)
USD	79,070	01/15/2029	CPI#	3.331%	Maturity	(2,749,428)		– 0	–	(2,749,428)
USD	67,450	01/15/2030	1.572%	CPI#	Maturity	11,676,570		– 0	–	11,676,570
USD	67,450	01/15/2030	1.587%	CPI#	Maturity	11,588,270		– 0	–	11,588,270
USD	93,000	01/15/2031	2.782%	CPI#	Maturity	6,943,500		– 0	–	6,943,500
USD	85,000	01/15/2031	2.680%	CPI#	Maturity	7,147,501		– 0	–	7,147,501
USD	76,750	01/15/2031	2.989%	CPI#	Maturity	4,245,556		– 0	–	4,245,556
USD	75,410	01/15/2032	CPI#	3.064%	Maturity	(3,320,627)		– 0	–	(3,320,627)
USD	52,000	04/15/2032	CPI#	2.909%	Maturity	(2,930,924)		– 0	–	(2,930,924)

						$140,380,271		$(136,227)		$140,516,498

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note C)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)			Unrealized Appreciation (Depreciation)
USD	275,000	01/15/2027	1 Day SOFR	3.947%	Annual	$(8,175,685)	$	– 0	–	$(8,175,685)
USD	500,000	04/15/2028	1 Day SOFR	3.616%	Annual	(23,180,776)		– 0	–	(23,180,776)
USD	880,000	04/30/2030	1 Day SOFR	3.500%	Annual	(55,875,982)		– 0	–	(55,875,982)
USD	303,900	07/31/2030	1 Day SOFR	4.016%	Annual	(9,565,484)		– 0	–	(9,565,484)
USD	256,000	07/31/2030	1 Day SOFR	4.271%	Annual	(3,676,411)		– 0	–	(3,676,411)
USD	251,600	07/31/2030	1 Day SOFR	3.897%	Annual	(9,504,915)		– 0	–	(9,504,915)

						$(109,979,253)	$	– 0	–	$(109,979,253)

INTEREST RATE SWAPS (see Note C)

				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)			Unrealized Appreciation (Depreciation)
Citibank, NA	USD	52,610	10/09/2029	1.125%	SIFMA*	Quarterly	$6,549,394	$	– 0	–	$6,549,394

*	Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA) Municipal Swap Index.

(a)	Security represents the underlying municipal obligation of an inverse floating rate obligation held by the Fund (see Note H).

(b)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at October 31, 2023.

(c)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At October 31, 2023, the aggregate market value of these securities amounted to $2,038,099,146 or 21.4% of net assets.

(d)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities, which represent 1.98% of net assets as of October 31, 2023, are considered illiquid and restricted. Additional information regarding such securities follows:

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PORTFOLIO OF INVESTMENTS (continued)

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
ARC70 II TRUST Series 2023 4.84%, 04/01/2065	07/18/2023	$62,718,000	$60,104,353	0.63%
Arizona Industrial Development Authority (Legacy Cares, Inc.) Series 2020 6.75%, 07/01/2030	05/16/2022	1,555,637	90,000	0.00%
Arizona Industrial Development Authority (Legacy Cares, Inc.) Series 2020 7.75%, 07/01/2050	08/12/2020	35,639,422	2,037,000	0.02%
Arizona Industrial Development Authority (Legacy Cares, Inc.) Series 2021-A 6.00%, 07/01/2051	07/21/2022	1,324,222	85,500	0.00%
Cincinnati Sr Care/Dayton/Florida/Nashville/Sebring/Trousdale/Waynesboro HC Series 2023 12.00%, 12/31/2023	08/24/2023	540,000	540,000	0.01%
County of Grand Forks ND (Red River Biorefinery LLC) Series 2021 6.625%, 12/15/2031	05/21/2021	5,195,000	1,039,000	0.01%
County of Grand Forks ND (Red River Biorefinery LLC) Series 2021 7.00%, 12/15/2043	05/21/2021	5,390,000	1,078,000	0.01%
County of Montgomery OH (Trousdale Foundation Obligated Group) Series 2018 6.00%, 04/01/2038	09/15/2020	1,020,000	440,000	0.00%
County of Montgomery OH (Trousdale Foundation Obligated Group) Series 2018-A 6.25%, 04/01/2049	08/29/2018	6,115,631	2,223,100	0.02%
Douglas County Housing Partnership (Bridgewater Castle Rock ALF LLC) Series 2021 5.375%, 01/01/2041	01/14/2021	19,319,340	13,529,745	0.14%
Indiana Finance Authority (Brightmark Plastics Renewal Indiana LLC) Series 2019 7.00%, 03/01/2039	03/28/2019	30,122,104	21,913,755	0.23%

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PORTFOLIO OF INVESTMENTS (continued)

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value		Percentage of Net Assets
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board (Trousdale Foundation Obligated Group) Series 2018-A 6.25%, 04/01/2049	08/29/2018	$5,005,829	$1,108,800		0.01%
Mississippi Business Finance Corp. (Alden Group Renewable Energy Mississippi LLC) Series 2022 8.00%, 12/01/2029	12/13/2022	14,303,738	13,703,994		0.14%
Nassau County Industrial Development Agency (Amsterdam House Continuing Care Retirement Community, Inc.) Series 2021 9.00%, 01/01/2041	09/03/2021	270,000	256,500		0.00%
New Hope Cultural Education Facilities Finance Corp. Series 2023 8.50%, 09/01/2027	02/03/2023	23,940,000	23,321,831		0.24%
Red River Biorefinery LLC Series 23A 15.00%, 12/31/2023	05/31/2023	805,000	805,000		0.01%
Scranton-Lackawanna Health and Welfare Authority (Scranton Parking System Concession Project) Series 2016-D Zero Coupon, 01/01/2057	11/29/2017	6,960,553	3,229,681		0.03%
Wisconsin Public Finance Authority (Catholic Bishop of Chicago (The)) Series 2021 5.75%, 07/25/2041	08/03/2021	57,000,000	45,892,570		0.48%
Wisconsin Public Finance Authority (KDC Agribusiness LLC) Series 2022 15.00%, 04/30/2023	11/10/2022	21,900,000	– 0	–	0.00%
Wisconsin Public Finance Authority (KDC Agribusiness LLC) Series 2023 15.00%, 04/30/2023	11/10/2022	4,895,000	– 0	–	0.00%

(e)	Non-income producing security.

(f)	Defaulted.

(g)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at October 31, 2023.

(h)	When-Issued or delayed delivery security.

(i)	Defaulted matured security.

(j)	Inverse floater security.

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PORTFOLIO OF INVESTMENTS (continued)

(k)	Restricted and illiquid security.

Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value		Percentage of Net Assets
Sanger Industrial Development Corp. (Texas Pellets, Inc.) Series 2012-B 8.00%, 07/01/2038	08/31/2012	$2,180,000	$512,300		0.01%
Tarrant County Cultural Education Facilities Finance Corp. Series 2015-A 5.00%, 11/15/2045	01/30/2020	3,057,543	– 0	–	0.00%
Tarrant County Cultural Education Facilities Finance Corp. Series 2015-B 5.00%, 11/15/2030	05/22/2015	3,434,052	– 0	–	0.00%
Tarrant County Cultural Education Facilities Finance Corp. Series 2017 5.25%, 11/15/2047	01/30/2020	963,007	– 0	–	0.00%
Tarrant County Cultural Education Facilities Finance Corp. (Stayton at Museum Way) Series 2020-A 5.75%, 12/01/2054	09/17/2014	6,441,117	4,215,286		0.04%

(l)	Fair valued by the Adviser.

(m)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(n)	IO – Interest Only.

(o)	Affiliated investments.

(p)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(q)	The rate shown represents the 7-day yield as of period end.

As of October 31, 2023, the Fund’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 2.5% and 0.0%, respectively.

Glossary:

ABS – Asset-Backed Securities

AGC – Assured Guaranty Corporation

AGM – Assured Guaranty Municipal

BAM – Build American Mutual

CCRC – Congregate Care Retirement Center

CMBS – Commercial Mortgage-Backed Securities

COP – Certificate of Participation

LIBOR – London Interbank Offered Rate

NATL – National Interstate Corporation

SD – School District

SOFR – Secured Overnight Financing Rate

See notes to financial statements.

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STATEMENT OF ASSETS & LIABILITIES

October 31, 2023 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $11,313,458,011)	$9,931,482,501
Affiliated issuers (cost $138,240,108)	138,240,108
Cash	418,760
Cash collateral due from broker	82,776,386
Interest receivable	154,557,755
Receivable for investment securities sold	53,008,149
Receivable for shares of beneficial interest sold	24,092,465
Unrealized appreciation on interest rate swaps	6,549,394
Affiliated dividends receivable	277,624
Receivable due from Adviser	8,038

Total assets	10,391,411,180

Liabilities
Payable for floating rate notes issued*	580,230,000
Payable for investment securities purchased	211,643,079
Dividends payable	35,710,550
Payable for shares of beneficial interest redeemed	27,469,837
Cash collateral due to broker	6,520,000
Payable for variation margin on centrally cleared swaps	1,630,080
Accrued expenses and other liabilities	2,424,222

Total liabilities	865,627,768

Net Assets	$9,525,783,412

Composition of Net Assets
Shares of beneficial interest, at par	$9,497
Additional paid-in capital	10,947,386,651
Accumulated loss	(1,421,612,736)

Net Assets	$9,525,783,412

Net Asset Value Per Share—unlimited shares of beneficial interest authorized, $.00001 par value (based on 949,660,236 common shares outstanding)	$10.03

*	Represents short-term floating rate certificates issued by tender option bond trusts (see Note H).

See notes to financial statements.

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STATEMENT OF OPERATIONS

Six Months Ended October 31, 2023 (unaudited)

Investment Income
Interest	$229,434,949
Dividends—Affiliated issuers	1,938,183
Other income(a)	692,779	$232,065,911

Expenses
Interest and investment expense	9,802,672

Total expenses		9,802,672

Net investment income		222,263,239

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) on:
Investment transactions		(112,202,137)
Swaps		70,204,547
Net change in unrealized appreciation (depreciation) of:
Investments		(732,045,576)
Swaps		(171,022,724)

Net loss on investment transactions		(945,065,890)

Net Decrease in Net Assets from Operations		$(722,802,651)

(a)	Other income includes a reimbursement for investment in affiliated issuer (see Note B).

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended October 31, 2023 (unaudited)	Year Ended April 30, 2023
Increase (Decrease) in Net Assets from Operations
Net investment income	$222,263,239	$333,795,051
Net realized gain (loss) on investment transactions	(41,997,590)	42,480,192
Net change in unrealized appreciation (depreciation) of investments	(903,068,300)	(243,216,728)

Net increase (decrease) in net assets from operations	(722,802,651)	133,058,515
Distribution to Shareholders	(214,820,444)	(348,426,574)
Transactions in Shares of Beneficial Interest
Net increase	1,094,620,758	2,278,465,743

Total increase	156,997,663	2,063,097,684
Net Assets
Beginning of period	9,368,785,749	7,305,688,065

End of period	$9,525,783,412	$9,368,785,749

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

October 31, 2023 (unaudited)

NOTE A

Significant Accounting Policies

AB Corporate Shares (the “Trust”) is registered under the Investment Company Act of 1940 (the “1940 Act”), as an open-end, diversified management investment company. The Trust, which is a Massachusetts Business Trust, operates as a “series” company currently offering five separate portfolios: AB Corporate Income Shares, AB Municipal Income Shares, AB Taxable Multi-Sector Income Shares, AB Impact Municipal Income Shares and AB Tax-Aware Real Return Income Shares. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to AB Municipal Income Shares (the “Fund”).

Shares of the Fund are offered exclusively to holders of accounts established under wrap fee programs sponsored and maintained by certain registered investment advisers approved by AllianceBernstein L.P. (the “Adviser”). The Fund’s shares may be purchased at the relevant net asset value without a sales charge or other fee. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at “fair value” as determined in accordance with procedures approved by and under the oversight of the Trust’s Board of Trustees (the “Board”). Pursuant to these procedures, AllianceBernstein L.P. (the “Adviser”) serves as the Fund’s valuation designee pursuant to Rule 2a-5 of the 1940 Act. In this capacity, the Adviser is responsible, among other things, for making all fair value determinations relating to the Fund’s portfolio investments, subject to the Board’s oversight.

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on

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NOTES TO FINANCIAL STATEMENTS (continued)

which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

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NOTES TO FINANCIAL STATEMENTS (continued)

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential

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NOTES TO FINANCIAL STATEMENTS (continued)

mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and assetbacked securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of October 31, 2023:

	Level 1			Level 2		Level 3		Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$9,696,532,378		$980,700	(a)	$9,697,513,078
Commercial Mortgage-Backed Securities		– 0	–	232,439,095		– 0	–	232,439,095
Corporates – Non-Investment Grade		– 0	–	– 0	–	1,345,000		1,345,000
Asset-Backed Securities		– 0	–	185,328		0	(a)	185,328
Short-Term Investments		138,240,108		– 0	–	– 0	–	138,240,108
Liabilities:
Floating Rate Notes(b)		(580,230,000)		– 0	–	– 0	–	(580,230,000)

Total Investments in Securities		(441,989,892)		9,929,156,801		2,325,700	(a)	9,489,492,609
Other Financial Instruments(c):
Assets:
Centrally Cleared Inflation (CPI) Swaps		– 0	–	180,926,596		– 0	–	180,926,596	(d)
Interest Rate Swaps		– 0	–	6,549,394		– 0	–	6,549,394
Liabilities:
Centrally Cleared Inflation (CPI) Swaps		– 0	–	(40,546,325)		– 0	–	(40,546,325	)(d)
Centrally Cleared Interest Rate Swaps		– 0	–	(109,979,253)		– 0	–	(109,979,253	)(d)

Total		$(441,989,892)		$9,966,107,213		$2,325,700	(a)	$9,526,443,021

(a)	The Fund held securities with zero market value at period end.

(b)	The Fund may hold liabilities in which the fair value approximates the carrying amount for financial statement purposes.

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(c)

Other financial instruments include reverse repurchase agreements and derivative instruments, such as futures, forwards and swaps. Derivative instruments are valued at the unrealized appreciation (depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, written options and written swaptions which are valued at market value.

(d)

Only variation margin receivable (payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

3. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. Non-cash dividends, if any, are recorded on the ex-dividend date at the fair value of the securities received. The Fund amortizes premiums and accretes discounts as adjustments to interest income. The Fund accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

5. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

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NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the advisory agreement, the Fund pays no advisory fee to the Adviser and the Adviser reimburses or pays for the Fund’s operating expenses. The Fund is an integral part of separately managed accounts in wrap fee programs and other investment programs. Typically, participants in these programs pay a fee to their investment adviser for all costs and expenses of the separately managed account, including costs and expenses associated with the Fund, and a fee is paid by their investment adviser to the Adviser. In certain cases, participants may have a direct relationship with the Adviser without the involvement of a third party investment adviser, in which case the participant would pay a fee directly to the Adviser. The Adviser serves as investment manager and adviser of the Fund and continuously furnishes an investment program for the Fund and manages, supervises and conducts the affairs of the Fund, subject to the supervisions of the Fund’s Board. The advisory agreement provides that the Adviser or an affiliate will furnish, or pay the expenses of the Fund for, office space, facilities and equipment, services of executive and other personnel of the Fund and certain administrative services.

The Fund has entered into a distribution agreement with AllianceBernstein Investments, Inc., the Fund’s principal underwriter (the “Underwriter”), to permit the Underwriter to distribute the Fund’s shares, which are sold at their net asset value without any sales charge. The Fund does not pay a fee for this service. The Underwriter is a wholly owned subsidiary of the Adviser.

AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, acts as the Fund’s registrar, transfer agent and dividend-disbursing agent. ABIS registers the transfer, issuance and redemption of Fund shares and disburses dividends and other distributions to Fund shareholders. The Fund does not pay a fee for this service.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser had contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2023. Effective September 1, 2023, the Adviser has contractually agreed to waive .05% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .15%) until August 31, 2024. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to reimburse the Fund in an amount

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equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the six months ended October 31, 2023, such reimbursement amounted to $44,452.

A summary of the Fund’s transactions in AB mutual funds for the six months ended October 31, 2023 is as follows:

Fund	Market Value 4/30/23 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 10/31/23 (000)	Dividend Income (000)
Government Money Market Portfolio	$103,767	$1,196,697	$1,162,224	$138,240	$1,938

NOTE C

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended October 31, 2023 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$2,341,458,029		$987,516,090
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$197,950,477
Gross unrealized depreciation	(1,542,839,348)

Net unrealized depreciation	$(1,344,888,871)

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.
The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates or credit risk. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a

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specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the

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statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the six months ended October 31, 2023, the Fund held interest rate swaps for hedging purposes.

Inflation (CPI) Swaps:

Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the net asset value, or NAV, of a Fund against an unexpected change in

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the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if there are unexpected inflation increases.

During the six months ended October 31, 2023, the Fund held inflation (CPI) swaps for hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty table below for additional details.

During the six months ended October 31, 2023, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable for variation margin on centrally cleared swaps	$180,926,596	*	Payable for variation margin on centrally cleared swaps	$150,389,351	*

Interest rate contracts	Unrealized appreciation on interest rate swaps	6,549,394

Total		$187,475,990			$150,389,351

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments.

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Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation (depreciation) of swaps	$70,204,547	$(171,022,724)

Total		$70,204,547	$(171,022,724)

The following table represents the average monthly volume of the Fund’s derivative transactions during the six months ended October 31, 2023:

Interest Rate Swaps:
Average notional amount	$52,610,000
Centrally Cleared Interest Rate Swaps:
Average notional amount	$2,236,271,429
Centrally Cleared Inflation Swaps:
Average notional amount	$2,392,660,000

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of October 31, 2023. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset			Cash Collateral Received*	Security Collateral Received*			Net Amount of Derivative Assets
Citibank, NA	$6,549,394	$	– 0	–	$(6,520,000)	$	– 0	–	$29,394

Total	$6,549,394	$	– 0	–	$(6,520,000)	$	– 0	–	$29,394	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

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NOTE D

Shares of Beneficial Interest

Transactions in shares of beneficial interest were as follows:

	Shares		Amount
	Six Months Ended October 31, 2023 (unaudited)	Year Ended April 30, 2023	Six Months Ended October 31, 2023 (unaudited)	Year Ended April 30, 2023

Shares sold	205,534,035	437,451,700	$2,193,094,802	$4,809,672,752

Shares redeemed	(104,187,204)	(232,395,948)	(1,098,474,044)	(2,531,207,009)

Net increase	101,346,831	205,055,752	$1,094,620,758	$2,278,465,743

NOTE E

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market.

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and any accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Municipal Market Risk—This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Fund’s investments in municipal securities. These factors include economic conditions, political or legislative changes, public health crises, uncertainties related to the tax status of municipal securities, and the rights of investors in these securities. To the extent that the Fund invests more of its assets in a particular state’s municipal securities, the Fund may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism, public health crises (including the occurrence of a contagious disease or illness) and catastrophic natural

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disasters, such as hurricanes, fires or earthquakes. The Fund’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

In addition, changes in tax rates or the treatment of income from certain types of municipal securities, among other things, could negatively affect the municipal securities markets.

Tax Risk—There is no guarantee that all of the Fund’s income will remain exempt from federal or state income taxes. From time to time, the U.S. Government and the U.S. Congress consider changes in federal tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the income received by shareholders from the Fund by increasing taxes on that income. In such event, the Fund’s net asset value, or NAV, could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable taxable bonds. Actions or anticipated actions affecting the tax exempt status of municipal bonds could also result in significant shareholder redemptions of Fund shares as investors anticipate adverse effects on the Fund or seek higher yields to offset the potential loss of the tax deduction. As a result, the Fund would be required to maintain higher levels of cash to meet the redemptions, which would negatively affect the Fund’s yield. The federal income tax treatment of payments in respect of certain derivative contracts is unclear.

Below Investment-Grade Securities Risk—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity and negative perceptions of the junk bond market generally and may be more difficult to trade than other types of securities.

Interest-Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations. The Fund may be subject to a greater risk of rising interest rates than would normally be the case due to the recent end

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of a period of historically low rates and the effects of potential central bank monetary policy, and government fiscal policy, initiatives and market reactions to those initiatives.

Duration Risk—Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to the full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Fund, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Illiquid Investments Risk—Illiquid investments risk exists when particular investments, such as lower-rated securities, are or become difficult to purchase or sell, possibly preventing the Fund from selling such investments at an advantageous price. The Fund is subject to illiquid investments risk because the market for municipal securities is generally smaller than many other markets. Derivatives and securities involving substantial market and credit risk tend to involve greater illiquid investments risk than most other types of investments.

Derivatives Risk—Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying asset, which could cause the Fund to suffer a potentially unlimited loss. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

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LIBOR Replacement Risk—The Fund may be exposed to debt securities, derivatives or other financial instruments that recently transitioned from the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. LIBOR’s administrator, ICE Benchmark Administration, ceased publishing most LIBOR settings (including some U.S. LIBOR settings) by the end of 2021 and the remaining (and most widely used) U.S. Dollar LIBOR settings after June 30, 2023. The United Kingdom Financial Conduct Authority, which regulates LIBOR, will permit the use of synthetic U.S. Dollar LIBOR rates for non-U.S. contracts through September 30, 2024, but any such rates would be considered non-representative of the underlying market. Since 2018 the Federal Reserve Bank of New York has published the Secured Overnight Financing Rate (referred to as SOFR), which is intended to replace U.S. Dollar LIBOR. SOFR is a broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities in the repurchase agreement (repo) market. There is no assurance that the composition or characteristics of SOFR or any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that the market for SOFR-linked financial instruments will have the same volume or liquidity as did the market for LIBOR-linked financial instruments prior to LIBOR’s discontinuance or unavailability. Neither the long-term effects of the LIBOR transition process nor its ultimate success can yet be known.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE F

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing related to redemptions and other

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short term liquidity requirements, subject to certain restrictions. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended October 31, 2023.

NOTE G

Distributions to Shareholders

The tax character of distributions to be paid for the year ending April 30, 2024 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended April 30, 2023 and April 30, 2022 were as follows:

	2023	2022
Distributions paid from:
Ordinary income	$26,840,993	$11,930,509

Total taxable distributions	26,840,993	11,930,509
Tax-exempt income	321,585,581	222,568,440

Total distributions paid	$348,426,574	$234,498,949

As of April 30, 2023, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed tax-exempt income	$33,366,949
Accumulated capital and other losses	(26,050,107	)(a)
Unrealized appreciation (depreciation)	(459,469,225	)(b)

Total accumulated earnings (deficit)	$(452,152,383	)(c)

(a)

As of April 30, 2023, the Fund had a net capital loss carryforward of $26,050,107. During the fiscal year, the Fund utilized $22,650,158 of capital loss carry forwards to offset current year net realized gains.

(b)

The differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable primarily to the tax treatment of tender option bonds, the tax treatment of swaps, and the tax deferral of losses on wash sales.

(c)	The differences between book-basis and tax-basis components of accumulated earnings (deficit) are attributable primarily to the tax treatment of defaulted securities and dividends payable.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of April 30, 2023, the Fund had a net short-term capital loss carryforward of $26,050,107, which may be carried forward for an indefinite period.

NOTE H

Floating Rate Notes Issued in Connection with Securities Held

The Fund may engage in tender option bond (“TOB”) transactions in which the Fund transfers a fixed rate bond (“Fixed Rate Bond”) into a Special

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Purpose Vehicle (the “SPV”, which is generally organized as a trust). The Fund buys a residual interest in the assets and cash flows of the SPV, often referred to as an inverse floating rate obligation (“Inverse Floater”). The SPV also issues floating rate notes (“Floating Rate Notes”) which are sold to third parties. The Floating Rate Notes pay interest at rates that generally reset weekly and their holders have the option to tender their notes to a liquidity provider for redemption at par. The Inverse Floater held by the Fund gives the Fund the right (1) to cause the holders of the Floating Rate Notes to tender their notes at par, and (2) to have the trustee transfer the Fixed Rate Bond held by the SPV to the Fund, thereby collapsing the SPV. The SPV may also be collapsed in certain other circumstances. In accordance with U.S. GAAP requirements regarding accounting for transfers and servicing of financial assets and extinguishments of liabilities, the Fund accounts for the transaction described above as a secured borrowing by including the Fixed Rate Bond in its portfolio of investments and the Floating Rate Notes as a liability under the caption “Payable for floating rate notes issued” in its statement of assets and liabilities. Interest expense related to the Fund’s liability with respect to Floating Rate Notes is recorded as incurred. The interest expense is also included in the Fund’s expense ratio. At October 31, 2023, the amount of the Fund’s Floating Rate Notes outstanding was $580,230,000 and the related interest rate was 3.80% to 5.50%. For the six months ended October 31, 2023, the average amount of Floating Rate Notes outstanding and the daily weighted average interest rate were $513,071,630 and 3.68%, respectively.

The Fund may also purchase Inverse Floaters in the secondary market without first owning the underlying bond. Such an Inverse Floater is included in the Fund’s portfolio of investments but is not required to be treated as a secured borrowing and reflected in the Fund’s financial statements as a secured borrowing.

NOTE I

Recent Accounting Pronouncements

In December 2022, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2022-06, “Reference Rate Reform (Topic 848) – Deferral of the Sunset Date of Topic 848”. ASU 2022-06 is an amendment to ASU 2020-04, which provided optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates and which was effective as of March 12, 2020 through December 31, 2022. ASU 2022-06 extends the effective period through December 31, 2024. Management is currently evaluating the impact, if any, of applying ASU 2022-06.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Six Months Ended October 31, 2023 (unaudited)		Year Ended April 30,
			2023	2022	2021	2020	2019

Net asset value, beginning of period	$ 11.04		$ 11.36	$ 12.70	$ 10.80	$ 11.70	$ 11.32

Income From Investment Operations

Net investment income(a)	.25		.45	.43	.44	.44	.45

Net realized and unrealized gain (loss) on investment transactions	(1.02)		(.30)	(1.35)	1.91	(.90)	.38

Net increase (decrease) in net asset value from operations	(.77)		.15	(.92)	2.35	(.46)	.83

Less: Dividends

Dividends from net investment income	(.24)		(.47)	(.42)	(.45)	(.44)	(.45)

Net asset value, end of period	$ 10.03		$ 11.04	$ 11.36	$ 12.70	$ 10.80	$ 11.70

Total Return

Total investment return based on net asset value(b)	(7.27)%		1.44%+	(7.52)%	22.01%	(4.23)%	7.53%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$9,525,783		$9,368,786	$7,305,688	$6,349,716	$4,685,911	$3,509,575

Ratio to average net assets of:

Expenses(c)	.20	%^	.21%	.07%	.07%	.01%	.01%

Net investment income	4.56	%(b)^	4.10%	3.38%	3.62%	3.67%	3.91%

Portfolio turnover rate	10%		18%	6%	10%	12%	14%

(a)	Based on average shares outstanding.

(b)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(c)	The expense ratios, excluding interest and investment expense are .00%, .00%, .00%, .00%, .00% and .00%, respectively.

+

The net asset value and total return include adjustments in accordance with accounting principles generally accepted in the United States of America for financial reporting purposes. As such, the net asset value and total return for shareholder transactions may differ from financial statements.

^	Annualized.

See notes to financial statements.

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BOARD OF TRUSTEES

Garry L. Moody(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Onur Erzan, President and Chief Executive Officer	Nancy P. Jacklin(1) Jeanette W. Loeb(1) Carol C. McMullen(1) Marshall C. Turner, Jr.(1)

OFFICERS

Matthew J. Norton(2), Vice President Andrew D. Potter(2), Vice President Daryl Clements(2), Vice President Nancy E. Hay, Secretary	Michael B. Reyes, Senior Vice President Stephen M. Woetzel, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Jennifer Friedland, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company
One Congress Street, Suite 1
Boston, MA 02114

Principal Underwriter

AllianceBernstein Investments, Inc.
501 Commerce Street
Nashville, TN 37203

Transfer Agent

AllianceBernstein
Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004 Independent Registered Public Accounting Firm Ernst & Young LLP One Manhattan West New York, NY 10001

1	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s Portfolio are made by the Adviser’s Municipal Bond Investment Team. Messrs. Norton, Clements and Potter are the investment professionals primarily responsible for the day-to-day management of the Fund’s Portfolio.

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Operation and Effectiveness of the Fund’s Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Fund’s Board of Trustees (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2023, which covered the period January 1, 2022 through December 31, 2022 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner.

Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Fund’s LRMP is adequately designed, has been implemented as intended,

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and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP. During the Program Reporting Period, liquidity in all markets was challenged due to rising rates and economic uncertainty. However, markets also remained orderly during the Program Reporting Period. There were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested trustees (the “directors”) of AB Corporate Shares (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Municipal Income Shares (the “Fund”) at a meeting held in-person on August 1-2, 2023 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Vice President of the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors noted that the Fund is designed as a vehicle for the wrap fee account market (where investors pay fees to a wrap fee sponsor which pays investment fees and expenses from such fee). The directors also noted that no advisory fee is payable by the Fund, that the Advisory Agreement does not include the reimbursement provision for certain administrative expenses included in the advisory agreements of most of the open-end AB Funds, and that the Adviser is responsible for payment of the Fund’s ordinary expenses. The directors noted that the Company acknowledges in the Advisory Agreement that the Adviser and its affiliates expect to receive compensation from third parties in connection with services provided under the Advisory Agreement. The directors further noted that the Adviser receives payments from the wrap fee program sponsors (the “Sponsors”) that use the Fund as an investment vehicle for their clients.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the money market fund advised by the Adviser in which the Fund invests a portion of its assets.

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The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2021 and 2022 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the request of the directors. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

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Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the underlying fund advised by the Adviser in which the Fund invests. The directors noted that the Adviser is compensated by the Sponsors. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing the Fund’s performance against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended May 31, 2023 and (in the case of comparisons with the broad-based securities market index) for the period from inception. The directors were cognizant that the Fund was neither designed nor offered as a standalone investment and was intended to serve solely as a component of certain separately managed accounts (“SMAs”). The Adviser had explained that this attribute made it difficult to select an appropriate benchmark for the Fund. At the directors’ request, the Adviser provided information showing the weighting of the Fund in a current SMA and the overall performance of the SMA versus its stated benchmark. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees

The directors considered the advisory fee rate payable by the Fund to the Adviser (zero) and information provided by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees payable by other funds.

The directors noted the unusual arrangements in the Advisory Agreement providing for no advisory fee but were cognizant that the Adviser is indirectly compensated by the Sponsors for its services to the Fund. The directors reviewed the fee arrangements between the Adviser and each of the current Sponsors and noted that such fees were negotiated on an arm’s length basis and were within the range of fees paid by wrap fee sponsors to other advisers of similar funds. While the Adviser’s fee arrangements with the Sponsors vary, the directors acknowledged the

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Adviser’s view that a portion of such fees (less the expenses of the Fund paid by the Adviser) may reasonably be viewed as compensating the Adviser for advisory services it provides to the Fund (the “implied fee”) and that the Adviser believes that while the Sponsors pay the Adviser different fee rates, the rate of fee attributable to Fund management at the Fund level is the same for all Sponsors. The directors also considered the fee rate schedules used by other registered investment companies that invest in fixed income securities that are advised by the Adviser.

The Adviser informed the directors that there were no institutional products managed by the Adviser that utilize investment strategies similar to those of the Fund.

The directors did not consider comparative expense information for the Fund because the Fund does not bear ordinary expenses.

Economies of Scale

The directors did not consider the extent to which fee levels in the Advisory Agreement for the Fund reflect economies of scale because the Advisory Agreement does not provide for any compensation to be paid to the Adviser by the Fund and the Fund’s expense ratio is zero. They did note, however, that the fee payable to the Adviser by the current Sponsors declines at a breakpoint based on either individual account sizes or on total assets managed by the Adviser for the Sponsor.

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This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

Select US Equity Portfolio

Sustainable US Thematic Portfolio

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/GLOBAL EQUITY

CORE

Global Core Equity Portfolio

International Low Volatility Equity Portfolio1

Sustainable Global Thematic Fund

Sustainable International Thematic Fund

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

GROWTH

Concentrated International Growth Portfolio

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

Global Bond Fund

High Income Fund

Income Fund

Intermediate Duration Portfolio

Short Duration High Yield Portfolio1

Short Duration Income Portfolio

Short Duration Portfolio

Sustainable Thematic Credit Portfolio

Total Return Bond Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

MULTI-ASSET

All Market Total Return Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Sustainable Thematic Balanced Portfolio

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

EXCHANGE-TRADED FUNDS

Disruptors ETF

High Yield ETF

Tax-Aware Short Duration Municipal ETF

Ultra Short Income ETF

US High Dividend ETF

US Large Cap Strategic Equities ETF

US Low Volatility Equity ETF

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1

Prior to July 5, 2023, International Low Volatility Equity Portfolio was named International Strategic Core Portfolio and Short Duration High Yield Portfolio was named Limited Duration High Income Portfolio.

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AB MUNICIPAL INCOME SHARES

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

MIS-0152-1023

OCT     10.31.23

SEMI-ANNUAL REPORT

AB IMPACT MUNICIPAL INCOME SHARES

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We’re pleased to provide this report for AB Impact Municipal Income Shares (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

At AB, we’re striving to help our clients achieve better outcomes by:

+	Fostering diverse perspectives that give us a distinctive approach to navigating global capital markets

+	Applying differentiated investment insights through a connected global research network

+	Embracing innovation to design better ways to invest and leading-edge mutual-fund solutions

Whether you’re an individual investor or a multibillion-dollar institution, we’re putting our knowledge and experience to work for you every day.

For more information about AB’s comprehensive range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in AB mutual funds—and for placing your trust in our firm.

Sincerely,

Onur Erzan

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB IMPACT MUNICIPAL INCOME SHARES | 1

SEMI-ANNUAL REPORT

December 11, 2023

This report provides management’s discussion of fund performance for AB Impact Municipal Income Shares for the semi-annual reporting period ended October 31, 2023. Please note, shares of this Fund are available only to separately managed accounts or participants in “wrap fee” programs or other investment programs approved by the Adviser.

The investment objective of the Fund is to earn the highest level of current income, exempt from federal taxation, that is available consistent with what the Adviser considers to be an appropriate level of risk.

NAV RETURNS AS OF OCTOBER 31, 2023 (unaudited)

	6 Months	12 Months

AB IMPACT MUNICIPAL INCOME SHARES	-6.48%	2.30%

Bloomberg Municipal Bond Index	-4.65%	2.64%

INVESTMENT RESULTS

The table above shows the Fund’s performance compared with its benchmark, the Bloomberg Municipal Bond Index, for the six- and 12-month periods ended October 31, 2023.

For the six-month period, the Fund underperformed the benchmark. Duration and yield-curve positioning detracted, relative to the benchmark. An overweight to local general obligation and tax-supported state lease contributed to performance. Security selection in public health care and public higher education detracted.

For the 12-month period, the Fund underperformed the benchmark. Duration and yield-curve positioning detracted, relative to the benchmark. Overall security selection contributed, due to overweights to the toll roads and tax-supported state lease sectors. Underweights to primary/secondary education and water & sewer detracted.

The Fund used derivatives for hedging purposes in the form of interest rate swaps, which added to absolute performance for both periods, as well as Consumer Price Index swaps, which had no material impact for either period.

MARKET REVIEW AND INVESTMENT STRATEGY

For the six-month period ending October 31, 2023, the yield on a 10-Year AAA municipal bond rose to 3.61% from 2.36% and the yield on the 10-Year US Treasury rose to 4.91% from 3.60%. After-tax spreads

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compressed over the period, which indicated the municipals became more expensive relative to Treasuries. However, worries that the US Federal Reserve would continue its policy tightening stance longer than anticipated caused a sell-off during the period and was a headwind to performance.

The underlying goals of the Fund are to make environmentally, socially and financially productive investments in historically marginalized and underserved communities to reduce gaps that exist in such areas as academic achievement, economic development or the provision of health care. Essentially, the Fund’s Senior Investment Management Team is looking to create a better tomorrow. Inherent in these goals is to make investments toward improving the quality of life for all by enhancing and promoting civic engagement, an informed citizenry, culture, and the physical and natural sciences.

The Fund may purchase municipal securities that are insured under policies issued by certain insurance companies. Historically, insured municipal securities typically received a higher credit rating, which meant that the issuer of the securities paid a lower interest rate. As a result of declines in the credit quality and associated downgrades of most bond insurers, insurance has less value than it did in the past. In purchasing such insured securities, the Adviser evaluates the risk and return of municipal securities through its own research. If an insurance company’s rating is downgraded or the company becomes insolvent, the prices of municipal securities insured by the insurance company may decline. As of October 31, 2023, the Fund’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity were 11.68% and 0.00%, respectively.

INVESTMENT POLICIES

The Fund pursues its objective by investing principally in high-yielding municipal securities of any credit quality that (i) score highly on the Adviser’s environmental, social and corporate governance (“ESG”) criteria and (ii) are deemed by the Adviser to have an environmental or social impact in underserved or low socio-economic communities. As a matter of fundamental policy, the Fund invests, under normal circumstances, at least 80% of its net assets in municipal securities that pay interest that is exempt from federal income tax. These securities may pay interest that is subject to the federal alternative minimum tax for certain taxpayers.

The Adviser evaluates each security in which the Fund invests using both a traditional municipal bond credit analysis and a consideration of the security’s overall ESG score under the Adviser’s ESG evaluation criteria. Under this ESG evaluation, to arrive at an overall ESG score,

(continued on next page)

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each security is scored on environmental, social and governance factors, and the scores are weighted based on the Adviser’s assessment of the relevance of each factor within a given sector (e.g., education, health care, renewable energy and mass transit). For example, social factors are weighted more heavily in the overall ESG score for a security of an issuer in the education sector than they are for a security of an issuer in the mass transit sector, where environmental factors predominate. The Adviser regularly reviews the overall ESG scores assigned to securities under consideration for purposes of determining the securities in which to invest for the Fund.

The Adviser’s ESG evaluation is conducted on an industry sector basis and includes the use of key performance indicators that vary in materiality by sector. The Adviser’s environmental evaluation covers issues such as clean and renewable energy, climate change and water conservation. The Adviser’s social evaluation covers issues such as economic impact, high quality safety-net health care and overall community health needs, and the reduction of achievement gaps between wealthy and poor school districts. The Adviser’s governance evaluation covers issues such as stewardship of debt and capital, board governance and transparency.

The Adviser also assesses a security’s risk and return characteristics as well as a security’s impact on the overall risk and return characteristics of the Fund. In making this assessment, the Adviser takes into account various factors including the credit quality, maturity, sensitivity to interest rates and the expected after-tax returns of the security under consideration and of the Fund’s other holdings.

The Fund may invest without limit in lower-rated securities (“junk bonds”), which may include securities having the lowest rating, and in unrated securities that, in the Adviser’s judgment, would be lower-rated securities if rated. The Fund may invest in fixed-income securities with any maturity or duration. The Fund will seek to increase income for shareholders by investing in longer-maturity bonds. Consistent with its objective of seeking a higher level of income, the Fund may experience greater volatility and a higher risk of loss of principal than other municipal funds.

The Fund may also invest in tender option bond transactions (“TOBs”); forward commitments; zero-coupon municipal securities and variable-, floating- and inverse-floating-rate municipal securities; certain types of mortgage-related securities; and derivatives, such as options, futures contracts, forwards and swaps.

(continued on next page)

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The Fund may make short sales of securities or maintain a short position, and may use other investment techniques. The Fund may use leverage for investment purposes to increase income through the use of TOBs and derivative instruments, such as interest rate swaps.

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DISCLOSURES AND RISKS

Benchmark Disclosure

The Bloomberg Municipal Bond Index is unmanaged and does not reflect fees and expenses associated with the active management of a fund. The Bloomberg Municipal Bond Index represents the performance of the long-term tax-exempt bond market consisting of investment-grade bonds. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market.

ESG Risk: Applying ESG and sustainability criteria to the investment process may exclude securities of certain issuers for non-investment reasons and, therefore, the Fund may forgo some market opportunities available to funds that do not use ESG or sustainability criteria. Securities selected based on ESG factors may shift into and out of favor depending on market and economic conditions, and the Fund’s performance may at times be better or worse than the performance of funds that do not use ESG or sustainability criteria. Furthermore, ESG sustainability criteria are not uniformly defined, and the Fund’s ESG and sustainability criteria may differ from those used by other funds. In addition, in evaluating an investment, the Adviser is dependent upon information and data that may be incomplete, inaccurate or unavailable, which could adversely affect the analysis of the ESG and sustainability factors relevant to a particular investment.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and any accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Municipal Market Risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the

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DISCLOSURES AND RISKS (continued)

yield or value of the Fund’s investments in municipal securities. These factors include economic conditions, political or legislative changes, public health crises, uncertainties related to the tax status of municipal securities, and the rights of investors in these securities. To the extent that the Fund invests more of its assets in a particular state’s municipal securities, the Fund may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism, public health crises (including the occurrence of a contagious disease or illness) and catastrophic natural disasters, such as hurricanes, fires or earthquakes. The Fund’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

In addition, changes in tax rates or the treatment of income from certain types of municipal securities, among other things, could negatively affect the municipal securities markets.

Tax Risk: There is no guarantee that all of the Fund’s income will remain exempt from federal or state income taxes. From time to time, the US government and the US Congress consider changes in federal tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the income received by shareholders from the Fund by increasing taxes on that income. In such event, the Fund’s net asset value (“NAV”) could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable taxable bonds. Actions or anticipated actions affecting the tax-exempt status of municipal bonds could also result in significant shareholder redemptions of Fund shares as investors anticipate adverse effects on the Fund or seek higher yields to offset the potential loss of the tax deduction. As a result, the Fund would be required to maintain higher levels of cash to meet the redemptions, which would negatively affect the Fund’s yield. The federal income tax treatment of payments in respect of certain derivative contracts is unclear.

Below Investment-Grade Securities Risk: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest-rate sensitivity, negative perceptions of the junk bond market generally and may be more difficult to trade than other types of securities.

abfunds.com	AB IMPACT MUNICIPAL INCOME SHARES | 7

DISCLOSURES AND RISKS (continued)

Interest-Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations. The Fund may be subject to a greater risk of rising interest rates than would normally be the case due to the end of a recent period of historically low rates and the effect of potential central bank monetary policy, and government fiscal policy, initiatives and resulting market reactions to those initiatives.

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Leverage Risk: To the extent the Fund uses leveraging techniques, its NAV may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Illiquid Investments Risk: Illiquid investments risk exists when particular investments, such as lower-rated securities, are or become difficult to purchase or sell, possibly preventing the Fund from selling such investments at an advantageous price. The Fund is subject to illiquid investments risk because the market for municipal securities is generally smaller than many other markets. Derivatives and securities involving substantial market and credit risk tend to involve greater illiquid investments risk than most other types of investments.

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying asset, which could cause the Fund to suffer a potentially unlimited loss. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

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DISCLOSURES AND RISKS (continued)

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (800) 227 4618. The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Performance assumes reinvestment of distributions and does not account for taxes.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus and/or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

abfunds.com	AB IMPACT MUNICIPAL INCOME SHARES | 9

HISTORICAL PERFORMANCE

AVERAGE ANNUAL RETURNS AS OF OCTOBER 31, 2023 (unaudited)

NAV Returns

1 Year	2.30%

5 Years	1.18%

Since Inception[1]	0.93%

AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

SEPTEMBER 30, 2023 (unaudited)

NAV Returns

1 Year	3.11%

5 Years	1.45%

Since Inception[1]	1.32%

The prospectus fee table shows the fees and the total annual operating expenses of the Fund as 0.00% because the Adviser does not charge any fees or expenses and reimburses Fund operating expenses except certain extraordinary expenses, taxes, brokerage costs and the interest on borrowings or certain leveraged transactions. Participants in a wrap fee program or other investment program eligible to invest in the Fund pay fees to the program sponsor and should review the program brochure or other literature provided by the sponsor for a discussion of fees and expenses charged.

1	Inception date: 9/12/2017.

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EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you may incur various ongoing non-operating and extraordinary costs. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2023	Ending Account Value October 31, 2023	Expenses Paid During Period*		Annualized Expense Ratio*
Actual	$1,000	$935.20	$	– 0 –	0.00%
Hypothetical**	$1,000	$1,025.14	$	– 0 –	0.00%

*

Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The Fund’s operating expenses are borne by the Adviser or its affiliates.

**	Assumes 5% annual return before expenses.

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PORTFOLIO SUMMARY

October 31, 2023 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $514.9

1

The Fund’s quality rating breakdown is expressed as a percentage of the Fund’s total investments in municipal securities and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). The quality ratings are determined by using the S&P Global Ratings (“S&P”), Moody’s Investors Services, Inc. (“Moody’s”) and Fitch Ratings, Ltd. (“Fitch”). The Fund considers the credit ratings issued by S&P, Moody’s and Fitch and uses the highest rating issued by the agencies. These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is the highest (best) and D is the lowest (worst). If applicable, the pre-refunded category includes bonds which are secured by U.S. Government securities and therefore are deemed high-quality investment-grade by the Adviser. If applicable, Not Applicable (N/A) includes non-creditworthy investments such as equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a nationally recognized statistical rating organization. The Adviser evaluates the creditworthiness of non-rated securities based on a number of factors including, but not limited to, cash flows, enterprise value and economic environment.

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PORTFOLIO OF INVESTMENTS

October 31, 2023 (unaudited)

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 96.7%
Long-Term Municipal Bonds – 96.7%
Alabama – 1.5%
Alabama Community College System ACCS Enhancements Fee Revenue AGM Series 2021 4.00%, 09/01/2046	$3,900	$3,219,871
4.00%, 09/01/2051	5,500	4,398,570

		7,618,441

Arizona – 4.2%
Arizona Industrial Development Authority Series 2021-A 4.00%, 07/01/2051	7,175	5,335,884
Arizona Industrial Development Authority (Phoenix Children’s Hospital Obligated Group) Series 2020 4.00%, 02/01/2050	4,500	3,560,906
5.00%, 02/01/2035	2,495	2,600,353
Series 2021 4.00%, 02/01/2038	1,400	1,216,365
Industrial Development Authority of the County of Pima (The) (TMC HealthCare Obligated Group) Series 2021 4.00%, 04/01/2046	3,500	2,778,227
Maricopa County Industrial Development Authority (Arizona Autism Charter Schools Obligated Group) Series 2020 5.00%, 07/01/2040(a)	500	440,536
5.00%, 07/01/2050(a)	1,175	954,269
5.00%, 07/01/2054(a)	640	510,187
Series 2021 4.00%, 07/01/2051(a)	1,625	1,089,409
4.00%, 07/01/2061(a)	5,210	3,280,629

		21,766,765

California – 14.0%
California Educational Facilities Authority (Mount St. Mary’s University, Inc.) Series 2018-A 5.00%, 10/01/2036	405	411,887
5.00%, 10/01/2046	2,750	2,672,646
California Health Facilities Financing Authority (Children’s Hospital Los Angeles) Series 2017-A 5.00%, 08/15/2047	3,750	3,443,783

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

California Health Facilities Financing Authority (On Lok Senior Health Services Obligated Group) Series 2020 5.00%, 08/01/2050	$1,000	$900,078
5.00%, 08/01/2055	1,200	1,064,260
California Health Facilities Financing Authority (State of California Personal Income Tax Revenue) Series 2022 4.19%, 06/01/2037	3,390	2,864,403
California Infrastructure & Economic Development Bank (California Academy of Sciences) Series 2021 4.54% (MUNIPSA + 0.35%), 08/01/2047(b)	8,000	7,931,713
California Infrastructure & Economic Development Bank (California Science Center Foundation) Series 2021 4.00%, 05/01/2046	5,000	4,091,101
4.00%, 05/01/2051	5,000	3,934,338
4.00%, 05/01/2055	5,000	3,871,451
California Municipal Finance Authority (Community Health Centers of The Central Coast, Inc.) Series 2021-A 5.00%, 12/01/2036(a)	525	487,868
5.00%, 12/01/2046(a)	5,235	4,537,414
5.00%, 12/01/2054(a)	1,990	1,639,222
California Municipal Finance Authority (Healthright 360) Series 2019-A 5.00%, 11/01/2039(a)	1,775	1,584,412
5.00%, 11/01/2049(a)	6,075	4,894,051
California Municipal Finance Authority (La Maestra Family Clinic, Inc.) Series 2021 4.00%, 09/01/2046	2,960	2,562,368
4.00%, 09/01/2051	2,745	2,308,593
California Municipal Finance Authority (Valley Health Team, Inc.) Series 2021 4.00%, 07/01/2037	1,200	1,087,371
4.00%, 07/01/2046	2,090	1,811,315
4.00%, 07/01/2051	1,945	1,637,038

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

California School Finance Authority (Bright Star Schools Obligated Group) Series 2017 5.00%, 06/01/2037(a)	$600	$549,997
5.00%, 06/01/2054(a)	250	202,200
California School Finance Authority (Downtown College Prep Obligated Group) Series 2016 5.00%, 06/01/2051(a)	2,500	2,111,608
California School Finance Authority (Ednovate Obligated Group) Series 2018 5.00%, 06/01/2037(a)	1,000	895,949
5.00%, 06/01/2048(a)	1,085	877,465
5.00%, 06/01/2056(a)	1,000	781,270
California School Finance Authority (Equitas Academy Obligated Group) Series 2018-A 5.00%, 06/01/2048(a)	3,750	3,169,169
California School Finance Authority (Girls Athletic Leadership Schools Los Angeles) Series 2021 4.00%, 06/01/2041(a)	955	695,679
4.00%, 06/01/2051(a)	1,000	645,263
California School Finance Authority (Green DOT Public Schools Obligated Group) Series 2018 5.00%, 08/01/2038(a)	2,000	1,892,359
Series 2022 5.375%, 08/01/2042(a)	1,500	1,433,766
City of Oakland CA Series 2013-A 5.50%, 07/15/2053	2,500	2,667,986
Series 2013-D 5.50%, 07/15/2053	2,500	2,667,986

		72,326,009

Colorado – 0.4%
Denver Health & Hospital Authority Series 2019-A 4.00%, 12/01/2038	1,020	843,555
4.00%, 12/01/2039	1,000	814,507
4.00%, 12/01/2040	750	602,554

		2,260,616

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Connecticut – 1.1%
City of Bridgeport CT Series 2017-A 5.00%, 11/01/2025	$525	$534,731
Series 2021-A 4.00%, 08/01/2037	775	688,959
4.00%, 08/01/2039	1,000	864,044
4.00%, 08/01/2040	325	277,659
BAM Series 2018-C 5.00%, 07/15/2036	1,000	1,024,248
5.00%, 07/15/2038	620	628,179
BAM Series 2019-A 5.00%, 02/01/2035	1,500	1,555,874

		5,573,694

District of Columbia – 4.8%
District of Columbia (Gallaudet University) Series 2021 5.00%, 04/01/2046	1,715	1,652,112
5.00%, 04/01/2051	2,635	2,488,553
District of Columbia (KIPP DC Obligated Group) Series 2017-A 5.00%, 07/01/2042	1,785	1,691,016
Series 2017-B 5.00%, 07/01/2037	625	616,197
5.00%, 07/01/2042	2,000	1,894,696
District of Columbia (KIPP DC Public Charter Schools) Series 2019 4.00%, 07/01/2039	4,275	3,697,559
District of Columbia (Plenary Infrastructure DC LLC State Lease) Series 2022 5.00%, 08/31/2027	620	631,759
5.50%, 02/28/2035	4,025	4,270,423
5.50%, 02/29/2036	1,625	1,713,906
5.50%, 08/31/2036	1,800	1,886,762
5.50%, 02/28/2037	3,100	3,234,661
District of Columbia Water & Sewer Authority Series 2016-A 5.00%, 10/01/2035	820	829,677

		24,607,321

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Florida – 1.3%
Florida Development Finance Corp. (United Cerebral Palsy of Central Florida, Inc.) Series 2020 5.00%, 06/01/2040	$825	$695,308
5.00%, 06/01/2050	3,735	2,879,497
Miami-Dade County Housing Finance Authority (Wynwood Works LLC) Series 2023-A 5.70%, 06/01/2052(a)	2,000	1,968,693
Series 2023-B 5.78%, 06/01/2027(a)	1,000	984,347

		6,527,845

Illinois – 6.4%
Chicago Transit Authority (Chicago Transit Authority Sales Tax) Series 2017 5.00%, 12/01/2051	5,085	4,807,205
Chicago Transit Authority Sales Tax Receipts Fund Series 2014 5.25%, 12/01/2049	5,000	4,908,713
Series 2020-A 5.00%, 12/01/2045	6,010	5,877,114
Series 2022-A 4.00%, 12/01/2049	4,190	3,285,819
Cook County Community College District No. 508 Series 2013 5.25%, 12/01/2043	605	560,845
BAM Series 2017 5.00%, 12/01/2047	620	606,696
Illinois Finance Authority (Lawndale Educational & Regional Network Charter School Obligated Group) Series 2021 4.00%, 11/01/2041	1,475	1,213,075
4.00%, 11/01/2051	2,720	2,038,267
4.00%, 11/01/2056	3,850	2,801,207
Illinois Finance Authority (University of Illinois) Series 2020 4.00%, 10/01/2040	615	503,432
4.00%, 10/01/2050	6,505	4,873,183
4.00%, 10/01/2055	2,000	1,456,228

		32,931,784

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Indiana – 0.5%
Muncie Sanitary District AGM Series 2021-A 5.00%, 01/01/2029	$685	$711,027
5.00%, 07/01/2029	600	624,352
5.00%, 01/01/2030	1,000	1,041,554
5.00%, 07/01/2030	420	438,622

		2,815,555

Louisiana – 0.5%
Tangipahoa Parish Hospital Service District No. 1 Series 2021 4.00%, 02/01/2041	1,500	1,222,258
4.00%, 02/01/2042	1,500	1,197,511

		2,419,769

Maryland – 3.2%
Maryland Economic Development Corp. (Bowie State University) Series 2020 4.00%, 07/01/2050	1,200	935,692
Maryland Economic Development Corp. (Maryland Econ Dev Corp-Morgan View & Thurgood Marshall Student Hsg) Series 2020 5.00%, 07/01/2050	2,500	2,306,356
Series 2022 5.00%, 07/01/2033	1,895	1,945,818
5.00%, 07/01/2034	1,840	1,878,798
Maryland Economic Development Corp. (Purple Line Transit Partners LLC) Series 2022 5.25%, 06/30/2052	8,000	7,378,274
5.25%, 06/30/2055	2,000	1,830,055

		16,274,993

Massachusetts – 3.6%
Massachusetts Development Finance Agency (Boston Medical Center Corp. Obligated Group) Series 2015-D 5.00%, 07/01/2044	7,415	6,892,864
Series 2016-E 5.00%, 07/01/2037	765	752,751
Series 2017-F 5.00%, 07/01/2030	1,475	1,516,190
Series 2023 5.25%, 07/01/2048	2,720	2,621,482

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Massachusetts Development Finance Agency (Tufts Medicine Obligated Group) Series 2019-A 5.00%, 07/01/2036	$1,765	$1,660,321
5.00%, 07/01/2039	2,250	2,047,329
5.00%, 07/01/2044	1,645	1,421,789
AGM Series 2020-C 4.00%, 10/01/2045	1,090	909,606
Massachusetts Development Finance Agency (WGBH Educational Foundation) Series 2017-A 4.00%, 01/01/2032	825	822,794

		18,645,126

Michigan – 10.4%
Center Line Public Schools Series 2018 5.00%, 05/01/2038	895	912,510
City of Detroit MI Series 2018 5.00%, 04/01/2027	500	501,641
5.00%, 04/01/2032	770	770,007
5.00%, 04/01/2033	180	179,934
5.00%, 04/01/2034	1,255	1,251,975
5.00%, 04/01/2035	1,500	1,488,066
5.00%, 04/01/2036	1,200	1,177,684
5.00%, 04/01/2037	1,100	1,063,528
Series 2021-A 4.00%, 04/01/2040	1,050	851,797
5.00%, 04/01/2033	1,125	1,127,414
5.00%, 04/01/2036	1,200	1,181,993
5.00%, 04/01/2039	1,175	1,114,139
5.00%, 04/01/2050	3,650	3,218,861
Series 2023-A 5.25%, 05/01/2028	300	305,091
5.25%, 05/01/2030	700	715,142
5.25%, 05/01/2031	600	613,270
5.25%, 05/01/2032	600	614,502
5.25%, 05/01/2033	800	820,740
6.00%, 05/01/2039	2,500	2,633,567
City of Detroit MI (City of Detroit MI) Series 2018 5.00%, 04/01/2026	585	585,497
Detroit City School District Series 2020-A 5.00%, 05/01/2036	1,145	1,182,994
5.00%, 05/01/2037	1,150	1,171,977

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

5.00%, 05/01/2039	$1,645	$1,654,245
5.00%, 05/01/2040	1,000	1,002,449
Downriver Utility Wastewater Authority AGM Series 2018 5.00%, 04/01/2043	1,515	1,487,122
Ferris State University Series 2019-A 5.00%, 10/01/2024	2,000	2,017,705
5.00%, 10/01/2025	2,000	2,028,446
5.00%, 10/01/2026	2,185	2,236,678
Flint Hospital Building Authority (Hurley Medical Center) Series 2020 4.00%, 07/01/2038	1,575	1,290,939
4.00%, 07/01/2041	3,500	2,709,478
5.00%, 07/01/2031	2,405	2,347,416
Flint Public Library AGM Series 2020 3.00%, 05/01/2029	1,085	989,778
3.00%, 05/01/2030	1,175	1,055,308
Grand Rapids Public Schools AGM Series 2019 5.00%, 11/01/2040	1,800	1,804,864
Great Lakes Water Authority Water Supply System Revenue Series 2016-B 5.00%, 07/01/2046	1,225	1,190,995
Series 2016-C 5.00%, 07/01/2026	695	713,606
Series 2020-B 5.00%, 07/01/2045	1,350	1,320,106
5.00%, 07/01/2049	1,300	1,246,773
Series 2022-A 5.00%, 07/01/2037	1,000	1,037,371
5.00%, 07/01/2038	1,215	1,235,513
5.25%, 07/01/2039	1,925	2,012,828
5.25%, 07/01/2040	735	764,437

		53,628,386

Minnesota – 0.5%
City of Minneapolis MN (Hennepin Schools) Series 2021-A 4.00%, 07/01/2056	3,000	1,909,034
Housing & Redevelopment Authority of The City of St. Paul Minnesota (Metro Deaf School) Series 2018-A 5.00%, 06/15/2048(a)	1,000	826,491

		2,735,525

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Missouri – 0.0%
St. Louis Community College District Series 2017 4.00%, 04/01/2035	$200	$191,638

New Jersey – 4.7%
Essex County Improvement Authority (North Star Academy Charter School of Newark, Inc.) Series 2020 4.00%, 07/15/2040(a)	1,600	1,334,732
4.00%, 07/15/2050(a)	3,260	2,441,249
New Jersey Economic Development Authority (Foundation Academy Charter School A NJ Nonprofit Corp.) Series 2018-A 5.00%, 07/01/2050	1,000	848,456
New Jersey Economic Development Authority (New Jersey Economic Development Authority State Lease) Series 2023 5.185%, 03/01/2030	1,500	1,450,944
5.198%, 03/01/2031	1,500	1,439,610
New Jersey Economic Development Authority (New Jersey Transit Corp. State Lease) Series 2020 5.00%, 11/01/2044	10,925	10,803,683
New Jersey Economic Development Authority (North Star Academy Charter School of Newark, Inc.) Series 2017 5.00%, 07/15/2047	1,175	1,066,375
New Jersey Economic Development Authority (Seeing Eye, Inc. (The)) Series 2015 5.00%, 03/01/2025	3,205	3,243,123
New Jersey Economic Development Authority (State of New Jersey Division of Property Management & Construction Lease) Series 2018-C 5.00%, 06/15/2027	645	665,844
5.00%, 06/15/2042	1,000	990,781

		24,284,797

New York – 15.0%
Buffalo Sewer Authority Series 2021 1.75%, 06/15/2049(c)	2,000	1,099,702

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Build NYC Resource Corp. (Academic Leadership Charter School) Series 2021 4.00%, 06/15/2031	$200	$182,865
4.00%, 06/15/2036	385	328,974
Build NYC Resource Corp. (Children’s Aid Society (The)) Series 2019 4.00%, 07/01/2044	1,890	1,534,022
4.00%, 07/01/2049	600	470,278
Build NYC Resource Corp. (Classical Charter School, Inc.) Series 2023 4.75%, 06/15/2058	760	617,256
Build NYC Resource Corp. (East Harlem Scholars Academy Charter School Obligated Group) Series 2022 5.75%, 06/01/2062(a)	7,000	6,425,487
Build NYC Resource Corp. (Global Community Charter School) Series 2022 4.00%, 06/15/2032	500	457,740
5.00%, 06/15/2042	850	765,086
5.00%, 06/15/2052	1,520	1,287,673
5.00%, 06/15/2057	1,300	1,082,180
Build NYC Resource Corp. (Inwood Academy for Leadership Charter School) Series 2018-A 5.50%, 05/01/2048(a)	500	449,254
Build NYC Resource Corp. (KIPP NYC Public Charter Schools) Series 2023 5.25%, 07/01/2062	2,000	1,816,376
Build NYC Resource Corp. (Metropolitan Lighthouse Charter School) Series 2017 5.00%, 06/01/2052(a)	3,260	2,816,798
Series 2017-A 5.00%, 06/01/2047(a)	725	640,762
Metropolitan Transportation Authority Series 2014-D 5.00%, 11/15/2039	4,000	3,949,958
Series 2017-C 5.00%, 11/15/2026	5,710	5,822,534
5.00%, 11/15/2029	1,165	1,187,001
5.00%, 11/15/2033	1,000	1,014,416

22 | AB IMPACT MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Series 2018-B 5.00%, 11/15/2026	$2,160	$2,202,570
Series 2020-C 4.75%, 11/15/2045	4,015	3,685,844
5.25%, 11/15/2055	12,320	12,081,891
Series 2020-E 5.00%, 11/15/2030	5,000	5,131,910
5.00%, 11/15/2032	4,500	4,669,360
Series 2021-A 4.00%, 11/15/2041	7,500	6,407,633
Series 2021-D 3.888% (SOFR + 0.33%), 11/01/2035(b)	1,685	1,680,817
Monroe County Industrial Development Corp./NY (True North Rochester Prep Charter School) Series 2020 5.00%, 06/01/2040(a)	1,265	1,166,548
New York Power Authority AGM Series 2023 5.00%, 11/15/2053(d)	4,000	3,980,642
New York State Dormitory Authority (Montefiore Obligated Group) Series 2018 5.00%, 08/01/2032	375	371,586
5.00%, 08/01/2034	750	737,437
AGM Series 2020 3.00%, 09/01/2050	2,000	1,240,113
New York Transportation Development Corp. (Elevated Accessibility Enhancements Holding Co. LLC) Series 2023 6.971%, 06/30/2051	2,000	1,831,415

		77,136,128

North Carolina – 1.5%
North Carolina Central University Series 2019 4.00%, 04/01/2049	2,270	1,746,224
5.00%, 04/01/2044	2,500	2,348,436
University of North Carolina at Greensboro Series 2014 5.00%, 04/01/2039	3,440	3,449,982

		7,544,642

Ohio – 2.6%
American Municipal Power, Inc. (American Municipal Power Solar Electricity Prepayment Revenue) Series 2019 5.00%, 02/15/2044	2,150	2,066,808

abfunds.com	AB IMPACT MUNICIPAL INCOME SHARES | 23

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Cleveland-Cuyahoga County Port Authority (Cleveland Museum of Natural History (The)) Series 2021 4.00%, 07/01/2051	$1,370	$1,075,217
County of Cuyahoga OH (MetroHealth System (The)) Series 2017 5.00%, 02/15/2042	4,365	4,042,594
5.25%, 02/15/2047	1,500	1,419,664
County of Darke OH (Wayne Hospital Co. Obligated Group) Series 2019-A 5.00%, 09/01/2049	2,690	2,145,652
Ohio Higher Educational Facility Commission (Ashtabula County Medical Center Obligated Group) Series 2022 5.25%, 01/01/2041	2,000	1,915,401
5.25%, 01/01/2052	1,000	901,143

		13,566,479

Oklahoma – 1.8%
Oklahoma Development Finance Authority (OU Medicine Obligated Group) Series 2018-B 5.00%, 08/15/2033	2,000	1,810,887
5.50%, 08/15/2057	3,365	2,873,735
Series 2022-A 5.50%, 08/15/2041	5,000	4,392,084

		9,076,706

Oregon – 0.1%
Tri-County Metropolitan Transportation District of Oregon Series 2018-A 5.00%, 10/01/2029	250	259,401

Pennsylvania – 8.5%
City of Philadelphia PA Water & Wastewater Revenue Series 2018-A 5.00%, 10/01/2048	3,050	2,987,200
Series 2019-B 5.00%, 11/01/2049	3,095	3,042,177
Series 2020-A 5.00%, 11/01/2045	5,000	5,001,226
Delaware County Authority (Elwyn Obligated Group) Series 2017 5.00%, 06/01/2037	2,585	2,255,492

24 | AB IMPACT MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Hospitals & Higher Education Facilities Authority of Philadelphia (The) (Temple University Health System Obligated Group) Series 2017 5.00%, 07/01/2032	$885	$877,633
5.00%, 07/01/2034	230	226,611
AGM Series 2022 4.00%, 07/01/2040	4,475	3,892,501
Philadelphia Authority for Industrial Development (City of Philadelphia PA) Series 2018 5.00%, 05/01/2036	1,620	1,651,186
5.00%, 05/01/2037	1,390	1,410,620
5.00%, 05/01/2038	1,000	1,009,635
AGM Series 2017 5.00%, 12/01/2035	200	208,111
Philadelphia Authority for Industrial Development (Russell Byers Charter School) Series 2020 5.00%, 05/01/2040	2,100	1,877,304
Philadelphia Energy Authority (The) (City of Philadelphia PA Lease) Series 2023 5.00%, 11/01/2036	1,500	1,560,989
5.00%, 11/01/2039	1,850	1,872,119
5.00%, 11/01/2040	700	704,201
5.00%, 11/01/2041	1,265	1,268,232
5.00%, 11/01/2042	1,050	1,047,122
5.00%, 11/01/2043	750	746,978
Pittsburgh Water & Sewer Authority AGM Series 2019-A 5.00%, 09/01/2044	2,000	2,020,465
AGM Series 2020-B 4.00%, 09/01/2045	2,250	1,921,678
4.00%, 09/01/2050	2,500	2,073,798
AGM Series 2023-A 4.25%, 09/01/2053	2,500	2,126,807
School District of the City of Erie (The) AGM Series 2019-A 5.00%, 04/01/2031	930	968,973
AGM Series 2019-C 5.00%, 04/01/2028	1,850	1,909,860
5.00%, 04/01/2029	1,000	1,038,352

		43,699,270

abfunds.com	AB IMPACT MUNICIPAL INCOME SHARES | 25

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Rhode Island – 2.8%
Providence Public Building Authority (City of Providence RI Lease) AGM Series 2020-A 5.00%, 09/15/2030	$2,890	$2,973,101
5.00%, 09/15/2031	5,110	5,259,991
Rhode Island Health and Educational Building Corp. (City of Providence RI) BAM Series 2021-D 4.00%, 05/15/2038	2,930	2,637,994
4.00%, 05/15/2040	1,375	1,207,218
4.00%, 05/15/2041	2,485	2,159,142

		14,237,446

Texas – 0.5%
City of Mission TX BAM Series 2021 5.00%, 02/15/2028	1,000	1,034,480
5.00%, 02/15/2029	1,000	1,037,671
El Paso County Hospital District Series 2017 5.00%, 08/15/2037	370	354,620

		2,426,771

Utah – 0.7%
Ogden City School District Municipal Building Authority (Ogden City School District) Series 2018 5.00%, 01/15/2038	3,490	3,525,178

Washington – 0.6%
Pend Oreille County Public Utility District No. 1 Box Canyon Series 2018 5.00%, 01/01/2044	3,600	3,332,467

West Virginia – 1.3%
Morgantown Utility Board, Inc. Series 2018-B 5.00%, 12/01/2043	2,555	2,560,556
West Virginia Hospital Finance Authority (West Virginia United Health System Obligated Group) Series 2016-A 4.00%, 06/01/2031	2,800	2,659,708
Series 2017-A 5.00%, 06/01/2047	1,775	1,700,034

		6,920,298

26 | AB IMPACT MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Wisconsin – 4.2%
City of Milwaukee WI Sewerage System Revenue Series 2021-S 5.00%, 06/01/2030	$1,000	$1,035,186
5.00%, 06/01/2031	1,000	1,039,289
Wisconsin Health & Educational Facilities Authority (Hmong American Peace Academy Ltd.) Series 2020 5.00%, 03/15/2050	3,520	3,092,585
Wisconsin Public Finance Authority (Bancroft Neurohealth Obligated Group) Series 2016 5.125%, 06/01/2048(a)	4,430	3,553,890
Wisconsin Public Finance Authority (Crossroads Health Project) Series 2023 8.125%, 07/01/2058(a)	1,000	925,970
Wisconsin Public Finance Authority (NC A&T Real Estate Foundation LLC) Series 2019 5.00%, 06/01/2044	6,315	5,614,934
Wisconsin Public Finance Authority (Scotland Health Care System Obligated Group) Series 2021-A 4.00%, 10/01/2047	8,255	6,383,016

		21,644,870

Total Municipal Obligations (cost $577,478,242)		497,977,920

CORPORATES - INVESTMENT GRADE – 1.3%
Industrial – 1.2%
Consumer Cyclical - Other – 0.6%
Conservation Fund A Nonprofit Corp. (The) Series 2019 3.474%, 12/15/2029	3,267	2,767,803

Other Industrial – 0.5%
Howard University Series 2020 1.991%, 10/01/2025	1,000	915,960
2.291%, 10/01/2026	1,000	889,720
2.516%, 10/01/2025	1,000	934,350

		2,740,030

abfunds.com	AB IMPACT MUNICIPAL INCOME SHARES | 27

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Services – 0.1%
Bush Foundation 2.754%, 10/01/2050	$1,000	$539,820

		6,047,653

Financial Institutions – 0.1%
Finance – 0.1%
BlueHub Loan Fund, Inc. Series 2020 3.099%, 01/01/2030	1,000	806,681

Total Corporates - Investment Grade (cost $8,267,000)		6,854,334

	Shares
SHORT-TERM INVESTMENTS – 0.8%
Investment Companies – 0.8%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 5.27%(e)(f)(g) (cost $4,042,923)	4,042,923	4,042,923

Total Investments – 98.8% (cost $589,788,165)		508,875,177
Other assets less liabilities – 1.2%		6,012,729

Net Assets – 100.0%		$514,887,906

CENTRALLY CLEARED INFLATION (CPI) SWAPS (see Note C)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)			Unrealized Appreciation (Depreciation)
USD	3,750	01/15/2025	4.028%	CPI#	Maturity	$139,578	$	– 0	–	$139,578
USD	2,800	01/15/2027	CPI#	3.466%	Maturity	(111,126)		(4,901)		(106,225)
USD	19,100	01/15/2029	CPI#	3.735%	Maturity	(40,775)		– 0	–	(40,775)
USD	17,000	01/15/2030	2.650%	CPI#	Maturity	1,488,422		– 0	–	1,488,422
USD	7,500	01/15/2031	2.782%	CPI#	Maturity	559,960		– 0	–	559,960
USD	4,400	01/15/2031	2.989%	CPI#	Maturity	243,393		– 0	–	243,393
USD	5,570	01/15/2032	CPI#	3.064%	Maturity	(245,271)		– 0	–	(245,271)
USD	5,180	04/15/2032	CPI#	2.971%	Maturity	(259,866)		– 0	–	(259,866)

						$1,774,315		$(4,901)		$1,779,216

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

28 | AB IMPACT MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note C)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value		Upfront Premiums Paid (Received)			Unrealized Appreciation (Depreciation)
USD	17,100	04/30/2030	1 Day SOFR	3.369%	Annual	$(1,237,031)		$	– 0	–	$(1,237,031)
USD	7,860	04/30/2030	1 Day SOFR	3.500%	Annual	(499,074)			– 0	–	(499,074)
USD	29,500	07/31/2030	1 Day SOFR	4.016%	Annual	(928,535)			– 0	–	(928,535)
USD	13,700	07/31/2030	1 Day SOFR	3.897%	Annual	(517,557)			– 0	–	(517,557)
USD	28,600	11/01/2030	1 Day SOFR	4.518%	Annual	– 0	–		– 0	–	– 0	–

						$(3,182,197)		$	– 0	–	$(3,182,197)

(a)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At October 31, 2023, the aggregate market value of these securities amounted to $56,206,943 or 10.9% of net assets.

(b)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at October 31, 2023.

(c)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at October 31, 2023.

(d)	When-Issued or delayed delivery security.

(e)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(f)	Affiliated investments.

(g)	The rate shown represents the 7-day yield as of period end.

As of October 31, 2023, the Fund’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 11.7% and 0.0%, respectively.

Glossary:

AGM – Assured Guaranty Municipal

BAM – Build American Mutual

CPI – Consumer Price Index

DOT – Department of Transportation

MUNIPSA – SIFMA Municipal Swap Index

SOFR – Secured Overnight Financing Rate

See notes to financial statements.

abfunds.com	AB IMPACT MUNICIPAL INCOME SHARES | 29

STATEMENT OF ASSETS & LIABILITIES

October 31, 2023 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $585,745,242)	$504,832,254
Affiliated issuers (cost $4,042,923)	4,042,923
Cash	1,671
Cash collateral due from broker	2,502,310
Interest receivable	8,122,455
Receivable for investment securities sold	7,726,085
Receivable for shares of beneficial interest sold	1,605,290
Affiliated dividends receivable	11,565
Receivable due from Adviser	333

Total assets	528,844,886

Liabilities
Payable for investment securities purchased	12,255,939
Dividends payable	1,589,406
Payable for shares of beneficial interest redeemed	68,232
Payable for variation margin on centrally cleared swaps	43,403

Total liabilities	13,956,980

Net Assets	$514,887,906

Composition of Net Assets
Shares of beneficial interest, at par	$588
Additional paid-in capital	607,162,517
Accumulated loss	(92,275,199)

Net Assets	$514,887,906

Net Asset Value Per Share—unlimited shares of beneficial interest authorized, $.00001 par value (based on 58,793,628 common shares outstanding)	$8.76

See notes to financial statements.

30 | AB IMPACT MUNICIPAL INCOME SHARES	abfunds.com

STATEMENT OF OPERATIONS

Six Months Ended October 31, 2023 (unaudited)

Investment Income
Interest	$9,795,944
Dividends—Affiliated issuers	224,425
Other income(a)	20,491

Total investment income		$10,040,860

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) on:
Investment transactions		(6,151,461)
Swaps		452,349
Net change in unrealized appreciation (depreciation) of:
Investments		(36,715,762)
Swaps		(3,501,373)

Net loss on investment transactions		(45,916,247)

Net Decrease in Net Assets from Operations		$(35,875,387)

(a)	Other income includes a reimbursement for investment in affiliated issuer (see Note B).

See notes to financial statements.

abfunds.com	AB IMPACT MUNICIPAL INCOME SHARES | 31

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended October 31, 2023 (unaudited)	Year Ended April 30, 2023
Increase (Decrease) in Net Assets from Operations
Net investment income	$10,040,860	$17,352,193
Net realized gain (loss) on investment transactions	(5,699,112)	4,930,002
Net change in unrealized appreciation (depreciation) of investments	(40,217,135)	(15,499,486)

Net increase (decrease) in net assets from operations	(35,875,387)	6,782,709
Distribution to Shareholders	(9,826,719)	(18,103,095)
Transactions in Shares of Beneficial Interest
Net increase	18,560,394	36,418,562

Total increase (decrease)	(27,141,712)	25,098,176
Net Assets
Beginning of period	542,029,618	516,931,442

End of period	$514,887,906	$542,029,618

See notes to financial statements.

32 | AB IMPACT MUNICIPAL INCOME SHARES	abfunds.com

NOTES TO FINANCIAL STATEMENTS

October 31, 2023 (unaudited)

NOTE A

Significant Accounting Policies

AB Corporate Shares (the “Trust”) is registered under the Investment Company Act of 1940 (the “1940 Act”), as an open-end, diversified management investment company. The Trust, which is a Massachusetts Business Trust, operates as a “series” company currently offering five separate portfolios: AB Corporate Income Shares, AB Municipal Income Shares, AB Taxable Multi-Sector Income Shares, AB Impact Municipal Income Shares and AB Tax-Aware Real Return Income Shares. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to AB Impact Municipal Income Shares (the “Fund”).

Shares of the Fund are offered exclusively to holders of accounts established under wrap fee programs sponsored and maintained by certain registered investment advisers approved by AllianceBernstein L.P. (the “Adviser”). The Fund’s shares may be purchased at the relevant net asset value without a sales charge or other fee. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at “fair value” as determined in accordance with procedures approved by and under the oversight of the Trust’s Board of Trustees (the “Board”). Pursuant to these procedures, the Adviser serves as the Fund’s valuation designee pursuant to Rule 2a-5 of the 1940 Act. In this capacity, the Adviser is responsible, among other things, for making all fair value determinations relating to the Fund’s portfolio investments, subject to the Board’s oversight.

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more

abfunds.com	AB IMPACT MUNICIPAL INCOME SHARES | 33

NOTES TO FINANCIAL STATEMENTS (continued)

than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those

34 | AB IMPACT MUNICIPAL INCOME SHARES	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available,

abfunds.com	AB IMPACT MUNICIPAL INCOME SHARES | 35

NOTES TO FINANCIAL STATEMENTS (continued)

which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of October 31, 2023:

Investments in Securities:	Level 1			Level 2		Level 3			Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$497,977,920		$	– 0	–	$497,977,920
Corporates – Investment Grade		– 0	–	6,854,334			– 0	–	6,854,334
Short-Term Investments		4,042,923		– 0	–		– 0	–	4,042,923

Total Investments in Securities		4,042,923		504,832,254			– 0	–	508,875,177
Other Financial Instruments(a):
Assets:
Centrally Cleared Inflation (CPI) Swaps		– 0	–	2,431,353			– 0	–	2,431,353	(b)
Liabilities:
Centrally Cleared Inflation (CPI) Swaps		– 0	–	(657,038)			– 0	–	(657,038	)(b)
Centrally Cleared Interest Rate Swaps		– 0	–	(3,182,197)			– 0	–	(3,182,197	)(b)

Total		$4,042,923		$503,424,372		$	– 0	–	$507,467,295

(a)

Other financial instruments include reverse repurchase agreements and derivative instruments, such as futures, forwards and swaps. Derivative instruments are valued at the unrealized appreciation (depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, written options and written swaptions which are valued at market value.

(b)

Only variation margin receivable (payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

3. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

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NOTES TO FINANCIAL STATEMENTS (continued)

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. Non-cash dividends, if any, are recorded on the ex-dividend date at the fair value of the securities received. The Fund amortizes premiums and accretes discounts as adjustments to interest income. The Fund accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

5. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the advisory agreement, the Fund pays no advisory fee to the Adviser and the Adviser reimburses or pays for the Fund’s operating expenses. The Fund is an integral part of separately managed accounts in wrap-fee programs and other investment programs. Typically, participants in these programs pay a fee to their investment adviser for all costs and expenses of the separately managed account, including costs and expenses associated with the Fund, and a fee is paid by their investment adviser to the Adviser. In certain cases, participants may have a direct relationship with the Adviser without the involvement of a third party investment adviser, in which case the participant would pay a fee directly to the Adviser. The Adviser serves as investment manager and adviser of the Fund and continuously furnishes an investment program for the Fund and manages, supervises and conducts the affairs of the Fund, subject to the supervisions of the Fund’s Board. The advisory agreement provides

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NOTES TO FINANCIAL STATEMENTS (continued)

that the Adviser or an affiliate will furnish, or pay the expenses of the Fund for, office space, facilities and equipment, services of executive and other personnel of the Fund and certain administrative services.

The Fund has entered into a distribution agreement with AllianceBernstein Investments, Inc., the Fund’s principal underwriter (the “Underwriter”), to permit the Underwriter to distribute the Fund’s shares, which are sold at their net asset value without any sales charge. The Fund does not pay a fee for this service. The Underwriter is a wholly owned subsidiary of the Adviser.

AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, acts as the Fund’s registrar, transfer agent and dividend-disbursing agent. ABIS registers the transfer, issuance and redemption of Fund shares and disburses dividends and other distributions to Fund shareholders. The Fund does not pay a fee for this service.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of ..20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser had contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2023. Effective September 1, 2023, the Adviser has contractually agreed to waive .05% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .15%) until August 31, 2024. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to reimburse the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the six months ended October 31, 2023, such reimbursement amounted to $4,602.

A summary of the Fund’s transactions in AB mutual funds for the six months ended October 31, 2023 is as follows:

Fund	Market Value 4/30/23 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 10/31/23 (000)	Dividend Income (000)
Government Money Market Portfolio	$17,239	$48,064	$61,260	$4,043	$224

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE C

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended October 31, 2023 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$85,298,919		$47,183,437
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$2,461,639
Gross unrealized depreciation	(84,777,608)

Net unrealized depreciation	$(82,315,969)

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk, equity markets or currencies. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk.

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NOTES TO FINANCIAL STATEMENTS (continued)

This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a

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NOTES TO FINANCIAL STATEMENTS (continued)

realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the six months ended October 31, 2023, the Fund held interest rate swaps for hedging purposes.

Inflation (CPI) Swaps:

Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the net asset value, or NAV, of a Fund against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if there are unexpected inflation increases.

During the six months ended October 31, 2023, the Fund held inflation (CPI) swaps for hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include

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NOTES TO FINANCIAL STATEMENTS (continued)

provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty table below for additional details.

During the six months ended October 31, 2023, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable for variation margin on centrally cleared swaps	$2,431,353	*	Payable for variation margin on centrally cleared swaps	$3,834,334	*

Total		$2,431,353			$3,834,334

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation (depreciation) of swaps	$452,349	$(3,501,373)

Total		$452,349	$(3,501,373)

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NOTES TO FINANCIAL STATEMENTS (continued)

The following table represents the average monthly volume of the Fund’s derivative transactions during the six months ended October 31, 2023:

Centrally Cleared Interest Rate Swaps:
Average notional amount	$105,828,571
Centrally Cleared Inflation Swaps:
Average notional amount	$65,300,000

NOTE D

Shares of Beneficial Interest

Transactions in shares of beneficial interest were as follows:

	Shares			Amount
	Six Months Ended October 31, 2023 (unaudited)		Year Ended April 30, 2023	Six Months Ended October 31, 2023 (unaudited)		Year Ended April 30, 2023

Shares sold	5,087,529		12,946,016	$47,183,985		$122,901,840

Shares issued in reinvestment of dividends	– 0	–	(191)	– 0	–	(1,665)

Shares redeemed	(3,084,601)		(9,128,310)	(28,623,591)		(86,481,613)

Net increase	2,002,928		3,817,515	$18,560,394		$36,418,562

NOTE E

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market.

ESG Risk—Applying ESG and sustainability criteria to the investment process may exclude securities of certain issuers for non-investment reasons and, therefore, the Fund may forgo some market opportunities available to funds that do not use ESG or sustainability criteria. Securities selected based on ESG factors may shift into and out of favor depending on market and economic conditions, and the Fund’s performance may at times be better or worse than the performance of funds that do not use ESG or sustainability criteria. Furthermore, ESG and sustainability criteria are not uniformly defined, and the Fund’s ESG and sustainability criteria may differ from those used by other funds. In addition, in evaluating an investment, the Adviser is dependent upon information and data that may be incomplete, inaccurate or unavailable, which could adversely affect the analysis of the ESG and sustainability factors relevant to a particular investment.

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NOTES TO FINANCIAL STATEMENTS (continued)

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and any accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Municipal Market Risk—This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Fund’s investments in municipal securities. These factors include economic conditions, political or legislative changes, public health crises, uncertainties related to the tax status of municipal securities, and the rights of investors in these securities. To the extent that the Fund invests more of its assets in a particular state’s municipal securities, the Fund may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism, public health crises (including the occurrence of a contagious disease or illness) and catastrophic natural disasters, such as hurricanes, fires or earthquakes. The Fund’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

In addition, changes in tax rates or the treatment of income from certain types of municipal securities, among other things, could negatively affect the municipal securities markets.

Tax Risk—There is no guarantee that all of the Fund’s income will remain exempt from federal or state income taxes. From time to time, the U.S. Government and the U.S. Congress consider changes in federal tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the income received by shareholders from the Fund by increasing taxes on that income. In such event, the Fund’s net asset value, or NAV, could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable taxable bonds. Actions or anticipated actions affecting the tax exempt status of municipal bonds could also result in significant shareholder redemptions of

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NOTES TO FINANCIAL STATEMENTS (continued)

Fund shares as investors anticipate adverse effects on the Fund or seek higher yields to offset the potential loss of the tax deduction. As a result, the Fund would be required to maintain higher levels of cash to meet the redemptions, which would negatively affect the Fund’s yield. The federal income tax treatment of payments in respect of certain derivative contracts is unclear.

Below Investment-Grade Securities Risk—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity and negative perceptions of the junk bond market generally and may be more difficult to trade than other types of securities.

Interest-Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations. The Fund may be subject to a greater risk of rising interest rates than would normally be the case due to the recent end of a period of historically low rates and the effects of potential central bank monetary policy, and government fiscal policy initiatives and resulting market reactions to those initiatives.

Duration Risk—Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to the full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline, as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Fund, such as options and swaps, may also result in a form of leverage. Leverage may result in

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NOTES TO FINANCIAL STATEMENTS (continued)

higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Illiquid Investments Risk—Illiquid investments risk exists when particular investments, such as lower-rated securities, are or become difficult to purchase or sell, possibly preventing the Fund from selling such investments at an advantageous price. The Fund is subject to illiquid investments risk because the market for municipal securities is generally smaller than many other markets. Derivatives and securities involving substantial market and credit risk tend to involve greater illiquid investments risk than most other types of investments.

Derivatives Risk—Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying asset, which could cause the Fund to suffer a potentially unlimited loss. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

LIBOR Replacement Risk—The Fund may be exposed to debt securities, derivatives or other financial instruments that recently transitioned from the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. LIBOR’s administrator, ICE Benchmark Administration, ceased publishing most LIBOR settings (including some U.S. LIBOR settings) by the end of 2021 and the remaining (and most widely used) U.S. Dollar LIBOR settings after June 30, 2023. The United Kingdom Financial Conduct Authority, which regulates LIBOR, will permit the use of synthetic U.S. Dollar LIBOR rates for non-U.S. contracts through September 30, 2024, but any such rates would be considered non-representative of the underlying market. Since 2018 the Federal Reserve Bank of New York has published the Secured Overnight Financing Rate (referred to as SOFR), which is intended to replace U.S. Dollar LIBOR. SOFR is a broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities in the repurchase agreement (repo) market. There is no assurance that the composition or characteristics of SOFR or any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that the market for SOFR-linked financial instruments will have the same volume or liquidity as did the market for LIBOR-linked financial instruments prior to LIBOR’s discontinuance or unavailability. Neither the long-term effects of the LIBOR transition process nor its ultimate success can yet be known.

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NOTES TO FINANCIAL STATEMENTS (continued)

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE F

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the Adviser. The Fund did not utilize the Facility during the six months ended October 31, 2023.

NOTE G

Distributions to Shareholders

The tax character of distributions to be paid for the year ending April 30, 2024 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended April 30, 2023 and April 30, 2022 were as follows:

	2023	2022
Distributions paid from:
Ordinary income	$1,651,825	$846,774

Total taxable distributions	1,651,825	846,774
Tax exempt income	16,451,270	12,061,577

Total distributions paid	$18,103,095	$12,908,351

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NOTES TO FINANCIAL STATEMENTS (continued)

As of April 30, 2023, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed tax-exempt income	$1,539,108
Accumulated capital and other losses	(4,437,809	)(a)
Unrealized appreciation (depreciation)	(42,132,176	)(b)

Total accumulated earnings (deficit)	$(45,030,877	)(c)

(a)

As of April 30, 2023, the Fund had a net capital loss carryforward of $4,437,809. During the fiscal year, the Fund utilized $4,378,997 of capital loss carry forwards to offset current year net realized gains.

(b)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax treatment of swaps.

(c)	The difference between book-basis and tax-basis components of accumulated earnings (deficit) is attributable primarily to dividends payable.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of April 30, 2023, the Fund had a net short-term capital loss carryforward of $4,437,809, which may be carried forward for an indefinite period.

NOTE H

Recent Accounting Pronouncements

In December 2022, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2022-06, “Reference Rate Reform (Topic 848) – Deferral of the Sunset Date of Topic 848”. ASU 2022-06 is an amendment to ASU 2020-04, which provided optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates and which was effective as of March 12, 2020 through December 31, 2022. ASU 2022-06 extends the effective period through December 31, 2024. Management is currently evaluating the impact, if any, of applying ASU 2022-06.

NOTE I

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Six Months Ended October 31, 2023 (unaudited)	Year Ended April 30,
2023	2022	2021	2020	2019

Net asset value, beginning of period	$ 9.54	$ 9.76	$ 10.91	$ 9.91	$ 10.19	$ 9.79

Income From Investment Operations

Net investment income(a)	.17	.31	.28	.31	.33	.33

Net realized and unrealized gain (loss) on investment transactions	(.78)	(.20)	(1.16)	1.00	(.27)	.40

Contributions from Affiliates	– 0	–	– 0	–	– 0	–	.00	(b)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(.61)	.11	(.88)	1.31	.06	.73

Less: Dividends

Dividends from net investment income	(.17)	(.33)	(.27)	(.31)	(.34)	(.33)

Net asset value, end of period	$ 8.76	$ 9.54	$ 9.76	$ 10.91	$ 9.91	$ 10.19

Total Return

Total investment return based on net asset value(c)	(6.48)%	1.20%	(8.23)%	13.32%	.40%	7.56%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$514,888	$542,030	$516,931	$458,181	$245,297	$132,964

Ratio to average net assets of:

Net investment income	3.70	%^	3.32%	2.59%	2.88%	3.18%	3.35%

Portfolio turnover rate	9%	8%	13%	14%	2%	23%

(a)	Based on average shares outstanding.

(b)	Amount is less than $.005.

(c)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

^	Annualized.

See notes to financial statements.

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BOARD OF TRUSTEES

Garry L. Moody(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Onur Erzan, President and Chief Executive Officer	Nancy P. Jacklin(1) Jeanette W. Loeb(1) Carol C. McMullen(1) Marshall C. Turner, Jr.(1)

OFFICERS

Marc Uy(2), Vice President Matthew J. Norton(2), Vice President Nancy E. Hay, Secretary Michael B. Reyes, Senior Vice President	Stephen M. Woetzel, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Jennifer Friedland, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company
One Congress Street, Suite 1
Boston, MA 02114

Principal Underwriter

AllianceBernstein Investments, Inc.
501 Commerce Street

Nashville, TN 37203

Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004 Independent Registered Public Accounting Firm Ernst & Young LLP One Manhattan West New York, NY 10001
Transfer Agent AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278 Toll-Free (800) 221-5672

1	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s Portfolio are made by the Adviser’s Municipal Impact Investment Team. Messrs. Norton and Uy are the investment professionals primarily responsible for the day-to-day management of the Fund’s Portfolio.

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Operation and Effectiveness of the Fund’s Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Fund’s Board of Trustees (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2023, which covered the period January 1, 2022 through December 31, 2022 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner.

Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Fund’s LRMP is adequately designed, has been implemented as intended,

abfunds.com	AB IMPACT MUNICIPAL INCOME SHARES | 51

and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP. During the Program Reporting Period, liquidity in all markets was challenged due to rising rates and economic uncertainty. However, markets also remained orderly during the Program Reporting Period. There were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested trustees (the “directors”) of AB Corporate Shares (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Impact Municipal Income Shares (the “Fund”) at a meeting held in-person on August 1-2, 2023 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Vice President of the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors noted that the Fund is designed as a vehicle for the wrap fee account market (where investors pay fees to a wrap fee sponsor which pays investment fees and expenses from such fee). The directors also noted that no advisory fee is payable by the Fund, that the Advisory Agreement does not include the reimbursement provision for certain administrative expenses included in the advisory agreements of most of the open-end AB Funds, and that the Adviser is responsible for payment of the Fund’s ordinary expenses. The directors noted that the Company acknowledges in the Advisory Agreement that the Adviser and its affiliates expect to receive compensation from third parties in connection with services provided under the Advisory Agreement. The directors further noted that the Adviser receives payments from the wrap fee program sponsors (the “Sponsors”) that use the Fund as an investment vehicle for their clients.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the money market fund advised by the Adviser in which the Fund invests a portion of its assets.

abfunds.com	AB IMPACT MUNICIPAL INCOME SHARES | 53

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2020 and 2021 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the request of the directors. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

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Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the money market fund advised by the Adviser in which the Fund invests. The directors noted that the Adviser is compensated by the Sponsors. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing the Fund’s performance against a broad-based securities market index, in each case for the 1-, 3- and 5-year periods ended May 31, 2023 and (in the case of comparisons with the broad-based securities market index) for the period from inception. The directors were cognizant that the Fund was neither designed nor offered as a standalone investment and was intended to serve solely as a component of certain separately managed accounts (“SMAs”). The Adviser had explained that this attribute made it difficult to select an appropriate benchmark for the Fund. At the directors’ request, the Adviser provided information showing the weighting of the Fund in a current SMA and the overall performance of the SMA versus its stated benchmark. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees

The directors considered the advisory fee rate payable by the Fund to the Adviser (zero) and information provided by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees payable by other funds.

The directors noted the unusual arrangements in the Advisory Agreement providing for no advisory fee but were cognizant that the Adviser is indirectly compensated by the Sponsors for its services to the Fund. The directors reviewed the fee arrangements between the Adviser and each of the current Sponsors and noted that such fees were negotiated on an arm’s length basis and were within the range of fees paid by wrap fee sponsors to other advisers of similar funds. While the Adviser’s fee arrangements with the Sponsors vary, the directors acknowledged the Adviser’s view that a portion of such fees (less the expenses of the Fund

abfunds.com	AB IMPACT MUNICIPAL INCOME SHARES | 55

paid by the Adviser) may reasonably be viewed as compensating the Adviser for advisory services it provides to the Fund (the “implied fee”) and that the Adviser believes that while the Sponsors pay the Adviser different fee rates, the rate of fee attributable to Fund management at the Fund level is the same for all Sponsors. The directors also considered the fee rate schedules used by other registered investment companies that invest in fixed income securities that are advised by the Adviser.

The Adviser informed the directors that there were no institutional products managed by the Adviser that utilize investment strategies similar to those of the Fund.

The directors did not consider comparative expense information for the Fund because the Fund does not bear ordinary expenses.

Economies of Scale

The directors did not consider the extent to which fee levels in the Advisory Agreement for the Fund reflect economies of scale because the Advisory Agreement does not provide for any compensation to be paid to the Adviser by the Fund and the Fund’s expense ratio is zero. They did note, however, that the fee payable to the Adviser by the current Sponsors declines at a breakpoint based on either individual account sizes or on total assets managed by the Adviser for the Sponsor.

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This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

Select US Equity Portfolio

Sustainable US Thematic Portfolio

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/GLOBAL EQUITY

CORE

Global Core Equity Portfolio

International Low Volatility Equity Portfolio1

Sustainable Global Thematic Fund

Sustainable International Thematic Fund

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

GROWTH

Concentrated International Growth Portfolio

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

Global Bond Fund

High Income Fund

Income Fund

Intermediate Duration Portfolio

Short Duration High Yield Portfolio1

Short Duration Income Portfolio

Short Duration Portfolio

Sustainable Thematic Credit Portfolio

Total Return Bond Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

MULTI-ASSET

All Market Total Return Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Sustainable Thematic Balanced Portfolio

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

EXCHANGE-TRADED FUNDS

Disruptors ETF

High Yield ETF

Tax-Aware Short Duration Municipal ETF

Ultra Short Income ETF

US High Dividend ETF

US Large Cap Strategic Equities ETF

US Low Volatility Equity ETF

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1

Prior to July 5, 2023, International Low Volatility Equity Portfolio was named International Strategic Core Portfolio and Short Duration High Yield Portfolio was named Limited Duration High Income Portfolio.

abfunds.com	AB IMPACT MUNICIPAL INCOME SHARES | 57

NOTES

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NOTES

abfunds.com	AB IMPACT MUNICIPAL INCOME SHARES | 59

NOTES

60 | AB IMPACT MUNICIPAL INCOME SHARES	abfunds.com

AB IMPACT MUNICIPAL INCOME SHARES

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

IMISH-0152-1023

OCT    10.31.23

SEMI-ANNUAL REPORT

AB TAX-AWARE REAL RETURN INCOME SHARES

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We’re pleased to provide this report for AB Tax-Aware Real Return Income Shares (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

At AB, we’re striving to help our clients achieve better outcomes by:

+	Fostering diverse perspectives that give us a distinctive approach to navigating global capital markets

+	Applying differentiated investment insights through a connected global research network

+	Embracing innovation to design better ways to invest and leading-edge mutual-fund solutions

Whether you’re an individual investor or a multibillion-dollar institution, we’re putting our knowledge and experience to work for you every day.

For more information about AB’s comprehensive range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in AB mutual funds—and for placing your trust in our firm.

Sincerely,

Onur Erzan

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB TAX-AWARE REAL RETURN INCOME SHARES | 1

SEMI-ANNUAL REPORT

December 20, 2023

This report provides management’s discussion of fund performance for AB Tax-Aware Real Return Income Shares for the semi-annual reporting period ended October 31, 2023. Please note, shares of this Fund are available only to separately managed accounts or participants in “wrap fee” programs or other investment programs approved by the Adviser.

The investment objective of the Fund is to maximize real after-tax return for investors subject to federal income taxation.

NAV RETURNS AS OF OCTOBER 31, 2023 (unaudited)

	6 Months	12 Months

AB TAX-AWARE REAL RETURN INCOME SHARES	-1.24%	2.42%

Bloomberg 1-10 Year TIPS Index	-2.72%	0.88%

INVESTMENT RESULTS

The table above shows the Fund’s performance compared with its benchmark, the Bloomberg 1-10 Year Treasury Inflation Protected Securities (“TIPS”) Index, for the six- and 12-month periods ended October 31, 2023.

For the six-month period, the Fund outperformed the benchmark. An allocation to interest rate swaps and 1-10 Year TIPS contributed to performance, relative to the benchmark, while Consumer Price Index (“CPI”) swaps detracted. Sector and security selection within the Fund’s municipal portfolio were both positive contributors over the period.

For the 12-month period, the Fund outperformed the benchmark. An allocation to 1-10 Year TIPS and interest rate swaps contributed to overall performance, while yield-curve positioning and an allocation to CPI swaps detracted. Sector and security selection within the Fund’s municipal portfolio were both positive contributors over the period.

The Fund used derivatives in form of interest rate swaps and total return swaps for hedging purposes, which had no material impact over both periods. CPI swaps were for hedging purposes, which had no material impact over the six-month period and detracted over the 12-month period.

MARKET REVIEW AND INVESTMENT STRATEGY

For the six-month period ending October 31, 2023, the yield on a 10-Year AAA municipal bond rose to 3.61% from 2.36% and the yield on the 10-Year US Treasury rose to 4.91% from 3.60%. After-tax spreads compressed over the period, which indicated the municipals became more expensive relative to Treasuries. However, worries that the US Federal

2 | AB TAX-AWARE REAL RETURN INCOME SHARES	abfunds.com

Reserve would continue its policy tightening stance longer than anticipated caused a sell-off during the period and was a headwind to performance.

The Fund’s Senior Investment Management Team (the “Team”) continues to focus on after-tax return by investing in municipal bonds that generate income exempt from federal income taxes. In seeking to manage volatility and interest-rate risk, the Team focuses on intermediate-term bonds and seeks to provide inflation protection by entering inflation swap agreements or investing in other inflation-protected instruments.

INVESTMENT POLICIES

The Fund seeks real after-tax return for investors who are subject to federal income taxes. Real return is the rate of return after adjusting for inflation. The Fund pursues its objective by investing primarily in municipal securities that pay interest exempt from federal taxation and by using inflation protection derivatives instruments. Municipal securities may pay interest that is subject to the federal alternative minimum tax for certain taxpayers.

The Fund may invest in fixed-income securities with any maturity or duration. The Fund may also invest without limit in fixed-income securities that are rated below investment grade (commonly known as “junk bonds”).

The Adviser selects securities for purchase or sale based on its assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of the Fund. In making this assessment, the Adviser takes into account various factors, including the credit quality and sensitivity to interest rates of the securities under consideration and of the Fund’s other holdings.

The Fund may make significant use of derivatives, including swaps, futures, options and forwards. To provide inflation protection, the Fund will enter into various kinds of inflation swap agreements. The Fund may use other inflation-protected instruments. Payments to the Fund pursuant to swaps will result in taxable income, either ordinary income or capital gains, rather than income exempt from federal taxation. The Fund may at times seek a substantial amount of inflation protection and, consequently, may generate substantial taxable income. It is expected that the Fund’s primary use of derivatives will be for the purposes of inflation protection.

The Fund may also invest in forward commitments; zero-coupon municipal securities and variable-, floating- and inverse-floating-rate municipal securities; and certain types of mortgage-related securities.

(continued on next page)

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The Fund may utilize leverage for investment purposes through the use of tender option bond transactions (“TOBs”). The Adviser will consider the impact of TOBs, swaps and other derivatives in making its assessments of the Fund’s risks. The resulting exposures to markets, sectors, issuers or specific securities will be continuously monitored by the Adviser.

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DISCLOSURES AND RISKS

Benchmark Disclosure

The Bloomberg 1-10 Year TIPS Index is unmanaged and does not reflect fees and expenses associated with the active management of a fund. The Bloomberg 1-10 Year TIPS Index represents the performance of US Treasury inflation-indexed securities with maturities between one and 10 years. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and any accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Interest-Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations. The Fund may be subject to a greater risk of rising interest rates than would normally be the case due to the end of a recent period of historically low rates and the effect of potential central bank monetary policy, and government fiscal policy, initiatives and resulting market reactions to those initiatives.

Below Investment-Grade Securities Risk: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments and negative

abfunds.com	AB TAX-AWARE REAL RETURN INCOME SHARES | 5

DISCLOSURES AND RISKS (continued)

perceptions of the junk bond market generally and may be more difficult to trade than other types of securities.

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying asset, which could cause the Fund to suffer a potentially unlimited loss. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

Municipal Market Risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Fund’s investments in municipal securities. These factors include economic conditions, political or legislative changes, public health crises, uncertainties related to the tax status of municipal securities, and the rights of investors in these securities. To the extent that the Fund invests more of its assets in a particular state’s municipal securities, the Fund may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism, public health crises (including the occurrence of a contagious disease or illness) and catastrophic natural disasters, such as hurricanes, fires or earthquakes. The Fund’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

In addition, changes in tax rates or the treatment of income from certain types of municipal securities, among other things, could negatively affect the municipal securities markets.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying asset, which could cause the Fund to suffer a potentially unlimited loss. Derivatives, especially over-the-counter derivatives, are also subject to counterparty

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DISCLOSURES AND RISKS (continued)

risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

Leverage Risk: To the extent the Fund uses leveraging techniques, such as TOBs, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Illiquid Investments Risk: Illiquid investments risk exists when particular investments, such as lower-rated securities, are or become difficult to purchase or sell, possibly preventing the Fund from selling such investments at an advantageous price. The Fund is subject to illiquid investments risk because the market for municipal securities is generally smaller than many other markets. Derivatives and securities involving substantial market and credit risk tend to involve greater illiquid investments risk than most other types of investments.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (800) 227 4618. The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Performance assumes reinvestment of distributions and does not account for taxes. The Fund commenced investment operations on May 2, 2011, and continued operations through March 20, 2014, the date on which all shares of the Fund were redeemed. Between March 20, 2014, and November 12, 2019, the Fund did not conduct investment operations. The Fund resumed investment operations on November 13, 2019. The performance information shown is only for the current activation period. Because

abfunds.com	AB TAX-AWARE REAL RETURN INCOME SHARES | 7

DISCLOSURES AND RISKS (continued)

the Fund has had periods in which it was not conducting investment operations, its performance is not comparable to the performance of other mutual funds.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus and/or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

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HISTORICAL PERFORMANCE

AVERAGE ANNUAL RETURNS AS OF OCTOBER 31, 2023 (unaudited)

NAV Returns

1 Year	2.42%

Since Inception[1]	5.83%

AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

SEPTEMBER 30, 2023 (unaudited)

NAV Returns

1 Year	6.78%

Since Inception[1]	5.98%

The prospectus fee table shows the fees and the total annual operating expenses of the Fund as 0.01% because the Adviser does not charge any fees or expenses and reimburses Fund operating expenses except certain extraordinary expenses, taxes, brokerage costs and the interest on borrowings or certain leveraged transactions. Participants in a wrap fee program or other investment program eligible to invest in the Fund pay fees to the program sponsor and should review the program brochure or other literature provided by the sponsor for a discussion of fees and expenses charged.

1	Current activation date: 11/12/2019.

abfunds.com	AB TAX-AWARE REAL RETURN INCOME SHARES | 9

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you may incur various ongoing non-operating and extraordinary costs. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2023	Ending Account Value October 31, 2023	Expenses Paid During Period*			Annualized Expense Ratio*
Actual	$1,000	$987.60	$	– 0	–	0.00%
Hypothetical**	$1,000	$1,025.14	$	– 0	–	0.00%

*

Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The Fund’s operating expenses are borne by the Adviser or its affiliates.

**	Assumes 5% annual return before expenses.

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PORTFOLIO SUMMARY

October 31, 2023 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $7.8

1

The Fund’s quality rating breakdown is expressed as a percentage of the Fund’s total investments in municipal securities and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). The quality ratings are determined by using the S&P Global Ratings (“S&P”), Moody’s Investors Services, Inc. (“Moody’s”) and Fitch Ratings, Ltd. (“Fitch”). The Fund considers the credit ratings issued by S&P, Moody’s and Fitch and uses the highest rating issued by the agencies. These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is the highest (best) and D is the lowest (worst). If applicable, the pre-refunded category includes bonds which are secured by U.S. Government securities and therefore are deemed high-quality investment-grade by the Adviser. If applicable, Not Applicable (N/A) includes non-creditworthy investments, such as equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a nationally recognized statistical rating organization. The Adviser evaluates the creditworthiness of non-rated securities based on a number of factors including, but not limited to, cash flows, enterprise value and economic environment.

abfunds.com	AB TAX-AWARE REAL RETURN INCOME SHARES | 11

PORTFOLIO OF INVESTMENTS

October 31, 2023 (unaudited)

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 93.7%
Long-Term Municipal Bonds – 80.9%
Alaska – 5.1%
Alaska Industrial Development & Export Authority (Greater Fairbanks Community Hospital Foundation Obligated Group) Series 2019 4.00%, 04/01/2033	$445	$400,873

Arizona – 3.6%
City of Phoenix Civic Improvement Corp. (Phoenix Sky Harbor International Airport) Series 2019-B 5.00%, 07/01/2033	275	278,811

California – 1.3%
San Francisco Intl Airport Series 2023-E 5.25%, 05/01/2035(a)	100	104,241

Colorado – 4.3%
Weld County School District No. RE-2 Eaton Series 2019 5.00%, 12/01/2027	325	341,235

Connecticut – 10.6%
City of New Haven CT Series 2017-A 5.25%, 08/01/2026	70	71,315
Connecticut State Health & Educational Facilities Authority (Hartford HealthCare Obligated Group) Series 2020-A 5.00%, 07/01/2034	515	528,860
State of Connecticut Series 2020-A 5.00%, 01/15/2031	215	229,104

		829,279

District of Columbia – 3.9%
District of Columbia (District of Columbia Fed Hwy Grant) Series 2020 5.00%, 12/01/2031	290	307,278

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Florida – 4.4%
Capital Projects Finance Authority/FL (CAPFA Capital Corp. 2000F) Series 2020-A 5.00%, 10/01/2033	$250	$248,446
Greater Orlando Aviation Authority Series 2019-A 5.00%, 10/01/2027	95	96,826

		345,272

Illinois – 8.5%
Illinois Finance Authority (Illinois Institute of Technology) Series 2019 5.00%, 09/01/2032	100	94,590
Sales Tax Securitization Corp. Series 2020-A 5.00%, 01/01/2026	270	274,851
State of Illinois Series 2018-A 5.00%, 10/01/2025	295	298,477

		667,918

Kentucky – 4.8%
City of Ashland KY (Ashland Hospital Corp. Obligated Group) Series 2019 5.00%, 02/01/2027	100	101,053
Louisville/Jefferson County Metropolitan Government (Norton Healthcare Obligated Group) Series 2020-A 4.00%, 10/01/2040	320	272,001

		373,054

Louisiana – 1.3%
Parish of St. James LA (NuStar Logistics LP) Series 2020 5.85%, 08/01/2041(b)	100	101,090

Michigan – 2.1%
Michigan State University Series 2019-C 5.00%, 08/15/2032	160	168,899

abfunds.com	AB TAX-AWARE REAL RETURN INCOME SHARES | 13

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

New Jersey – 4.4%
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Trust Fund Authority State Lease) Series 2019 5.00%, 12/15/2031	$330	$344,420

New York – 3.6%
Metropolitan Transportation Authority Series 2020-C 4.75%, 11/15/2045	150	137,703
5.25%, 11/15/2055	150	147,101

		284,804

Ohio – 2.0%
Buckeye Tobacco Settlement Financing Authority Series 2020-A, Class 1 5.00%, 06/01/2034	150	154,897

Other – 1.0%
Federal Home Loan Mortgage Corp. Multifamily VRD Certificates (FHLMC Multifamily VRD Certificates) 2.65%, 06/15/2036(b)	100	75,614

Pennsylvania – 3.6%
City of Philadelphia PA Series 2019-B 5.00%, 02/01/2030	155	161,632
Commonwealth Financing Authority (Commonwealth Financing Authority State Lease) Series 2018 5.00%, 06/01/2025	120	121,242

		282,874

Tennessee – 6.9%
Tennergy Corp./TN (Morgan Stanley) Series 2021-A 4.00%, 12/01/2051	570	537,402

Texas – 2.2%
City of Houston TX Airport System Revenue (United Airlines, Inc.) Series 2014 5.00%, 07/01/2029	100	96,550

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Port Beaumont Navigation District (Jefferson Railport Terminal II LLC) Series 2020 3.625%, 01/01/2035(b)	$100	$75,500

		172,050

Virginia – 2.5%
Virginia College Building Authority (Virginia College Building Authority State Lease) Series 2019 5.00%, 02/01/2026	190	194,839

West Virginia – 4.2%
State of West Virginia Series 2019 5.00%, 06/01/2027	315	328,696

Wisconsin – 0.6%
UMA Education, Inc. Series 2019 5.00%, 10/01/2034(b)	50	47,848

Total Long-Term Municipal Bonds (cost $6,997,676)		6,341,394

Short-Term Municipal Notes – 12.8%
California – 3.9%
Bay Area Toll Authority Series 2017-G 2.25%, 04/01/2047(c)	300	300,000

Idaho – 3.8%
Idaho Health Facilities Authority (St. Luke’s Health System Ltd. Obligated Group/ID) Series 2018-C 4.00%, 03/01/2048(c)	300	300,000

North Carolina – 3.8%
Durham County Industrial Facilities & Pollution Control Financing Authority (Research Triangle Institute) Series 2022 4.05%, 09/01/2037(c)	300	300,000

abfunds.com	AB TAX-AWARE REAL RETURN INCOME SHARES | 15

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Oregon – 1.3%
Oregon State Facilities Authority (PeaceHealth Obligated Group) Series 2018-A 4.00%, 08/01/2034(c)	$100	$100,000

Total Short-Term Municipal Notes (cost $1,000,000)		1,000,000

Total Municipal Obligations (cost $7,997,676)		7,341,394

	Shares
SHORT-TERM INVESTMENTS – 2.3%
Investment Companies – 2.3%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 5.27%(d)(e)(f) (cost $183,602)	183,602	183,602

Total Investments – 96.0% (cost $8,181,278)		7,524,996
Other assets less liabilities – 4.0%		313,366

Net Assets – 100.0%		$7,838,362

CENTRALLY CLEARED INFLATION (CPI) SWAPS (see Note C)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)			Unrealized Appreciation (Depreciation)
USD	900	12/24/2024	1.846%	CPI#	Maturity	$110,080	$	– 0	–	$110,080
USD	2,000	02/10/2027	1.755%	CPI#	Maturity	272,231		– 0	–	272,231
USD	750	03/02/2029	2.623%	CPI#	Maturity	5,281		– 0	–	5,281
USD	2,350	12/24/2029	1.978%	CPI#	Maturity	324,038		– 0	–	324,038

						$711,630	$	– 0	–	$711,630

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

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PORTFOLIO OF INVESTMENTS (continued)

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note C)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)			Unrealized Appreciation (Depreciation)
USD	6,060	02/01/2025	4.283%	1 Day SOFR	Annual	$105,963	$	– 0	–	$105,963
USD	7,010	02/01/2028	3.469%	1 Day SOFR	Annual	378,173		– 0	–	378,173
USD	2,830	02/01/2033	3.250%	1 Day SOFR	Annual	306,651		– 0	–	306,651

						$790,787	$	– 0	–	$790,787

INFLATION (CPI) SWAPS (see Note C)

				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund		Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)			Unrealized Appreciation (Depreciation)
JPMorgan Chase Bank, NA	USD	1,000	04/29/2036	2.498%	CPI	#	Maturity	$95,586	$	– 0	–	$95,586

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

TOTAL RETURN SWAPS (see Note C)

Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)		Maturity Date	Unrealized Appreciation (Depreciation)
Receive Total Return on Reference Obligation
Barclays Bank PLC
Barclays Capital US Inflation Linked Bonds 1 to 10 Year	1 Day SOFR	Maturity	USD	5,017	04/01/2024	$(163,753)
Barclays Capital US Inflation Linked Bonds 1 to 10 Year	1 Day SOFR	Maturity	USD	8,300	04/24/2024	(478,565)

						$(642,318)

(a)	When-Issued or delayed delivery security.

(b)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At October 31, 2023, the aggregate market value of these securities amounted to $300,052 or 3.8% of net assets.

(c)

Variable Rate Demand Notes are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

(d)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(e)	Affiliated investments.

(f)	The rate shown represents the 7-day yield as of period end.

Glossary:

CPI – Consumer Price Index

SOFR – Secured Overnight Financing Rate

See notes to financial statements.

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STATEMENT OF ASSETS & LIABILITIES

October 31, 2023 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $7,997,676)	$7,341,394
Affiliated issuers (cost $183,602)	183,602
Cash	668
Cash collateral due from broker	1,033,317
Unrealized appreciation on inflation swaps	95,586
Interest receivable	85,664
Affiliated dividends receivable	721
Receivable due from Adviser	21

Total assets	8,740,973

Liabilities
Unrealized depreciation on total return swaps	642,318
Payable for investment securities purchased	255,655
Payable for variation margin on centrally cleared swaps	3,530
Dividends payable	1,108

Total liabilities	902,611

Net Assets	$7,838,362

Composition of Net Assets
Shares of beneficial interest, at par	$8
Additional paid-in capital	7,035,504
Distributable earnings	802,850

Net Assets	$7,838,362

Net Asset Value Per Share—unlimited shares of beneficial interest authorized, $.00001 par value (based on 760,050 common shares outstanding)	$10.31

See notes to financial statements.

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STATEMENT OF OPERATIONS

Six Months Ended October 31, 2023 (unaudited)

Investment Income
Interest	$76,223
Dividends—Affiliated issuers	16,380
Other income(a)	377

Net investment income		$92,980

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized loss on investment transactions		(59,015)
Net change in unrealized appreciation (depreciation) of:
Investments		(264,374)
Swaps		140,727

Net loss on investment transactions		(182,662)

Net Decrease in Net Assets from Operations		$(89,682)

(a)	Other income includes a reimbursement for investment in affiliated issuer (see Note B).

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended October 31, 2023 (unaudited)	Year Ended April 30, 2023
Increase (Decrease) in Net Assets from Operations
Net investment income	$92,980	$159,381
Net realized gain (loss) on investment transactions	(59,015)	371,624
Net change in unrealized appreciation (depreciation) of investments	(123,647)	(974,726)

Net decrease in net assets from operations	(89,682)	(443,721)
Distribution to Shareholders	(8,068)	(750,968)
Transactions in Shares of Beneficial Interest
Net decrease	(297,699)	(471,402)

Total decrease	(395,449)	(1,666,091)
Net Assets
Beginning of period	8,233,811	9,899,902

End of period	$7,838,362	$8,233,811

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

October 31, 2023 (unaudited)

NOTE A

Significant Accounting Policies

AB Corporate Shares (the “Trust”) is registered under the Investment Company Act of 1940 (the “1940 Act”), as an open-end, diversified management investment company. The Trust, which is a Massachusetts Business Trust, operates as a “series” company currently offering five separate portfolios: AB Corporate Income Shares, AB Municipal Income Shares, AB Taxable Multi-Sector Income Shares, AB Impact Municipal Income Shares and AB Tax-Aware Real Return Income Shares. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to AB Tax-Aware Real Return Income Shares (the “Fund”).

Shares of the Fund are offered exclusively to holders of accounts established under wrap-fee programs sponsored and maintained by certain registered investment advisers approved by AllianceBernstein L.P. (the “Adviser”). The Fund’s shares may be purchased at the relevant net asset value without a sales charge or other fee. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at “fair value” as determined in accordance with procedures approved by and under the oversight of the Trust’s Board of Trustees (the “Board”). Pursuant to these procedures, AllianceBernstein L.P. (the “Adviser”) serves as the Fund’s valuation designee pursuant to Rule 2a-5 of the 1940 Act. In this capacity, the Adviser is responsible, among other things, for making all fair value determinations relating to the Fund’s portfolio investments, subject to the Board’s oversight.

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more

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NOTES TO FINANCIAL STATEMENTS (continued)

than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To

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NOTES TO FINANCIAL STATEMENTS (continued)

account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and

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NOTES TO FINANCIAL STATEMENTS (continued)

any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of October 31, 2023:

Investments in Securities:	Level 1			Level 2		Level 3			Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$6,341,394		$	– 0	–	$6,341,394
Short-Term Municipal Notes		– 0	–	1,000,000			– 0	–	1,000,000
Short-Term Investments		183,602		– 0	–		– 0	–	183,602

Total Investments in Securities		183,602		7,341,394			– 0	–	7,524,996
Other Financial Instruments(a):
Assets:
Centrally Cleared Inflation (CPI) Swaps		– 0	–	711,630			– 0	–	711,630	(b)
Centrally Cleared Interest Rate Swaps		– 0	–	790,787			– 0	–	790,787	(b)
Inflation (CPI) Swaps		– 0	–	95,586			– 0	–	95,586
Liabilities:
Total Return Swaps		– 0	–	(642,318)			– 0	–	(642,318)

Total		$183,602		$8,297,079		$	– 0	–	$8,480,681

(a)

Other financial instruments include reverse repurchase agreements and derivative instruments, such as futures, forwards and swaps. Derivative instruments are valued at the unrealized appreciation (depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, written options and written swaptions which are valued at market value.

(b)

Only variation margin receivable (payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

3. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current tax year) and has concluded that no provision for income tax is required in the Fund’s financial statements.

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NOTES TO FINANCIAL STATEMENTS (continued)

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. Non-cash dividends, if any, are recorded on the ex-dividend date at the fair value of the securities received. The Fund amortizes premiums and accretes discounts as adjustments to interest income. The Fund accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

5. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the Advisory Agreement, the Fund pays no advisory fee to the Adviser and the Adviser reimburses or pays for the Fund’s operating expenses. The Fund is an integral part of separately managed accounts in wrap-fee programs and other investment programs. Typically, participants in these programs pay a fee to their investment adviser for all costs and expenses of the separately managed account, including costs and expenses associated with the Fund, and a fee is paid by their investment adviser to the Adviser. In certain cases, participants may have a direct relationship with the Adviser without the involvement of a third party investment adviser, in which case the participant would pay a fee directly to the Adviser. The Adviser serves as investment manager and adviser of the Fund and continuously furnishes an investment program for the Fund and manages, supervises and conducts the affairs of the Fund, subject to the supervisions of the Fund’s Board. The Advisory Agreement provides that the Adviser or an affiliate will furnish, or pay the expenses of the Fund for, office space, facilities and equipment, services of executive and other personnel of the Fund and certain administrative services.

The Fund has entered into a distribution agreement with AllianceBernstein Investments, Inc., the Fund’s principal underwriter (the “Underwriter”), to permit the Underwriter to distribute the Fund’s shares, which are sold at

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NOTES TO FINANCIAL STATEMENTS (continued)

their net asset value without any sales charge. The Fund does not pay a fee for this service. The Underwriter is a wholly owned subsidiary of the Adviser.

AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, acts as the Fund’s registrar, transfer agent and dividend-disbursing agent. ABIS registers the transfer, issuance and redemption of Fund shares and disburses dividends and other distributions to Fund shareholders. The Fund does not pay a fee for this service.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser had contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2023. Effective September 1, 2023, the Adviser has contractually agreed to waive .05% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .15%) until August 31, 2024. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to reimburse its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the six months ended October 31, 2023, such reimbursement amounted to $343.

A summary of the Fund’s transactions in AB mutual funds for the six months ended October 31, 2023 is as follows:

Fund	Market Value 4/30/23 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 10/31/23 (000)	Dividend Income (000)
Government Money Market Portfolio	$919	$2,669	$3,404	$184	$16

NOTE C

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended October 31, 2023 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$808,183		$557,038
U.S. government securities	– 0	–	– 0	–

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NOTES TO FINANCIAL STATEMENTS (continued)

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$1,599,093
Gross unrealized depreciation	(1,299,690)

Net unrealized appreciation	$299,403

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk, equity markets or currencies. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement

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NOTES TO FINANCIAL STATEMENTS (continued)

of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The

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NOTES TO FINANCIAL STATEMENTS (continued)

Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the six months ended October 31, 2023, the Fund held interest rate swaps for hedging purposes.

Inflation (CPI) Swaps:

Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the net asset value, or NAV, of a Fund against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if there are unexpected inflation increases.

During the six months ended October 31, 2023, the Fund held inflation (CPI) swaps for hedging purposes.

Total Return Swaps:

The Fund may enter into total return swaps in order to take a “long” or “short” position with respect to an underlying referenced asset. The Fund is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty.

During the six months ended October 31, 2023, the Fund held total return swaps for hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC

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NOTES TO FINANCIAL STATEMENTS (continued)

derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty table below for additional details.

During the six months ended October 31, 2023, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable for variation margin on centrally cleared swaps	$1,502,417	*

Interest rate contracts	Unrealized appreciation on inflation swaps	95,586

Interest rate contracts				Unrealized depreciation on total return swaps	$642,318

Total		$1,598,003			$642,318

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments.

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NOTES TO FINANCIAL STATEMENTS (continued)

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives			Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation (depreciation) of swaps	$	– 0	–	$140,727

Total		$	– 0	–	$140,727

The following table represents the average monthly volume of the Fund’s derivative transactions during the six months ended October 31, 2023:

Inflation Swaps:
Average notional amount	$1,000,000
Centrally Cleared Interest Rate Swaps:
Average notional amount	$15,900,000
Centrally Cleared Inflation Swaps:
Average notional amount	$6,000,000
Total Return Swaps:
Average notional amount	$13,500,000

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of October 31, 2023. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset			Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivative Assets
JPMorgan Chase Bank, NA	$95,586	$	– 0	–	$	– 0	–	$	– 0	–	$95,586

Total	$95,586	$	– 0	–	$	– 0	–	$	– 0	–	$95,586	^

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset			Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivative Liabilities
Barclays Bank PLC	$642,318	$	– 0	–		$(550,000)		$	– 0	–	$92,318

Total	$642,318	$	– 0	–		$(550,000)		$	– 0	–	$92,318	^

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NOTES TO FINANCIAL STATEMENTS (continued)

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

NOTE D

Shares of Beneficial Interest

Transactions in shares of beneficial interest were as follows:

	Shares		Amount
	Six Months Ended October 31, 2023 (unaudited)	Year Ended April 30, 2023	Six Months Ended October 31, 2023 (unaudited)	Year Ended April 30, 2023

Shares sold	8,762	34,989	$92,070	$379,122

Shares redeemed	(36,951)	(75,931)	(389,769)	(850,524)

Net decrease	(28,189)	(40,942)	$(297,699)	$(471,402)

NOTE E

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market.

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and any accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Interest-Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations. The Fund may be subject to a greater risk of rising interest rates than would normally be the case due to the recent end

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NOTES TO FINANCIAL STATEMENTS (continued)

of a period of historically low rates and the effects of potential central bank monetary policy, and government fiscal policy, initiatives and resulting market reactions to those initiatives.

Below Investment-Grade Securities Risk—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments and negative perceptions of the junk bond market generally and may be more difficult to trade than other types of securities.

Duration Risk—Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

Municipal Market Risk—This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Fund’s investments in municipal securities. These factors include economic conditions, political or legislative changes, public health crises, uncertainties related to the tax status of municipal securities, and the rights of investors in these securities. To the extent that the Fund invests more of its assets in a particular state’s municipal securities, the Fund may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism, public health crises (including the occurrence of a contagious disease or illness) and catastrophic natural disasters, such as hurricanes, fires or earthquakes. The Fund’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

In addition, changes in tax rates or the treatment of income from certain types of municipal securities, among other things, could negatively affect the municipal securities markets.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

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NOTES TO FINANCIAL STATEMENTS (continued)

Derivatives Risk—Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying asset, which could cause the Fund to suffer a potentially unlimited loss. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Fund, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Illiquid Investments Risk—Illiquid investments risk exists when particular investments, such as lower-rated securities, are or become difficult to purchase or sell, possibly preventing the Fund from selling such investments at an advantageous price. The Fund is subject to illiquid investments risk because the market for municipal securities is generally smaller than many other markets. Derivatives and securities involving substantial market and credit risk tend to involve greater illiquid investments risk than most other types of investments.

LIBOR Replacement Risk—The Fund may be exposed to debt securities, derivatives or other financial instruments that recently transitioned from the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. LIBOR’s administrator, ICE Benchmark Administration, ceased publishing most LIBOR settings (including some U.S. LIBOR settings) by the end of 2021 and the remaining (and most widely used) U.S. Dollar LIBOR settings after June 30, 2023. The United Kingdom Financial Conduct Authority, which regulates LIBOR, will permit the use of synthetic U.S. Dollar LIBOR rates for non-U.S. contracts through September 30, 2024, but any such rates would be considered non-representative of the underlying market. Since 2018 the Federal Reserve Bank of New York has published the Secured Overnight Financing Rate (referred to as SOFR), which is intended to replace U.S. Dollar LIBOR. SOFR is a broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities in the repurchase agreement (repo) market. There is no assurance that the composition or characteristics of SOFR or any such alternative reference rate

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NOTES TO FINANCIAL STATEMENTS (continued)

will be similar to or produce the same value or economic equivalence as LIBOR or that the market for SOFR-linked financial instruments will have the same volume or liquidity as did the market for LIBOR-linked financial instruments prior to LIBOR’s discontinuance or unavailability. Neither the long-term effects of the LIBOR transition process nor its ultimate success can yet be known.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE F

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing related to redemptions and other short term liquidity requirements, subject to certain restrictions. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended October 31, 2023.

NOTE G

Distributions to Shareholders

The tax character of distributions to be paid for the year ending April 30, 2024 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended April 30, 2023 and April 30, 2022 were as follows:

	2023	2022
Distributions paid from:
Ordinary income	$61,828	$533
Net long-term capital gains	681,098	2,009,261

Total taxable distributions	742,926	2,009,794
Tax-exempt income	8,042	– 0	–

Total distributions paid	$750,968	$2,009,794

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NOTES TO FINANCIAL STATEMENTS (continued)

As of April 30, 2023, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$147,607
Undistributed tax-exempt income	127,276
Undistributed capital gains	200,773
Unrealized appreciation (depreciation)	432,986	(a)

Total accumulated earnings (deficit)	$908,642	(b)

(a)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax treatment of swaps.

(b)	The difference between book-basis and tax-basis components of accumulated earnings (deficit) is attributable primarily to dividends payable.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of April 30, 2023, the Fund did not have any capital loss carryforwards.

NOTE H

Recent Accounting Pronouncements

In December 2022, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2022-06, “Reference Rate Reform (Topic 848)—Deferral of the Sunset Date of Topic 848”. ASU 2022-06 is an amendment to ASU 2020-04, which provided optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates and which was effective as of March 12, 2020 through December 31, 2022. ASU 2022-06 extends the effective period through December 31, 2024. Management is currently evaluating the impact, if any, of applying ASU 2022-06.

NOTE I

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Six Months Ended October 31, 2023 (unaudited)	Year Ended April 30,				November 12, 2019(a) to April 30, 2020
		2023		2022	2021

Net asset value, beginning of period	$ 10.45	$ 11.94		$ 11.57	$ 8.95	$ 10.00

Income From Investment Operations

Net investment income(b)	.12	.20		.17	.16	.07

Net realized and unrealized gain (loss) on investment transactions	.61	(.74)		1.36	2.55	(1.11)

Net increase (decrease) in net asset value from operations	.73	(.54)		1.53	2.71	(1.04)

Less: Dividends and Distributions

Dividends from net investment income	(.01)	(.09)		(.02)	(.09)	(.01)

Distributions from net realized gain on investment transactions	(.86)	(.86)		(1.14)	– 0 –	– 0 –

Total dividends and distributions	(.87)	(.95)		(1.16)	(.09)	(.01)

Net asset value, end of period	$ 10.31	$ 10.45		$ 11.94	$ 11.57	$ 8.95

Total Return

Total investment return based on net asset value(c)	(1.24)%	(4.42	)%+	13.65%	30.32%	(10.43)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$7,838	$8,234		$9,900	$20,633	$18,760

Ratio to average net assets of:

Expenses	.00%	.01	%(d)	.00%	.00%	.01	%(d)^

Net investment income	2.26%^	1.81%		1.40%	1.53%	1.55	%^

Portfolio turnover rate	9%	4%		13%	5%	10%

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	The expense ratio, excluding bank overdraft expense, is .00%.

+

The net asset value and total return include adjustments in accordance with accounting principles generally accepted in the United States of America for financial reporting purposes. As such, the net asset value and total return for shareholder transactions may differ from financial statements.

^	Annualized.

See notes to financial statements.

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BOARD OF TRUSTEES

Garry L. Moody(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Onur Erzan, President and Chief Executive Officer	Nancy P. Jacklin(1) Jeanette W. Loeb(1) Carol C. McMullen(1) Marshall C. Turner, Jr.(1)

OFFICERS

Matthew J. Norton(2), Vice President Andrew D. Potter(2), Vice President Daryl Clements(2), Vice President Nancy E. Hay, Secretary	Michael B. Reyes, Senior Vice President Stephen M. Woetzel, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Jennifer Friedland, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company
One Congress Street, Suite 1
Boston, MA 02114

Principal Underwriter

AllianceBernstein Investments, Inc.
501 Commerce Street
Nashville, TN 37203

Transfer Agent

AllianceBernstein Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278
Toll-Free (800) 221-5672

Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004 Independent Registered Public Accounting Firm Ernst & Young LLP One Manhattan West New York, NY 10001

1	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s Municipal Bond Investment Team. Messrs. Norton, Clements and Potter are the investment professionals primarily responsible for the day-to-day management of the Fund’s portfolio.

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Operation and Effectiveness of the Fund’s Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Fund’s Board of Trustees (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2023, which covered the period January 1, 2022 through December 31, 2022 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner.

Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Fund’s LRMP is adequately designed, has been implemented as intended,

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and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP. During the Program Reporting Period, liquidity in all markets was challenged due to rising rates and economic uncertainty. However, markets also remained orderly during the Program Reporting Period. There were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested trustees (the “directors”) of AB Corporate Shares (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Tax-Aware Real Return Income Shares (the “Fund”) at a meeting held in-person on August 1-2, 2023 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Vice President of the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors noted that the Fund is designed as a vehicle for the wrap fee account market (where investors pay fees to a wrap fee sponsor which pays investment fees and expenses from such fee). The directors also noted that no advisory fee is payable by the Fund to the Adviser, that the Advisory Agreement does not include the reimbursement provision for certain administrative expenses included in the advisory agreements of most of the open-end AB Funds, and that the Adviser is responsible for payment of the Fund’s ordinary expenses. The directors noted that the Company acknowledges in the Advisory Agreement that the Adviser and its affiliates expect to receive compensation from third parties in connection with services provided to the Fund under the Advisory Agreement. The directors further noted that the Adviser receives payments from the wrap fee program sponsors (the “Sponsors”) that use the Fund as an investment vehicle for their clients.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the money market fund advised by the Adviser in which the Fund invests a portion of its assets.

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The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the AB Funds. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2021 and 2022 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the request of the directors. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors noted that the Fund was not profitable to the Adviser in the periods reviewed.

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Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the money market fund advised by the Adviser in which the Fund invests. The directors noted that the Adviser is compensated by the Sponsors. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing the Fund’s performance against a broad-based securities market index, in each case for the 1- and 3-year periods ended May 31, 2023 and (in the case of comparisons with the broad-based securities market index) for the period from inception. The directors were cognizant that the Fund was neither designed nor offered as a standalone investment and was intended to serve solely as a component of certain separately managed accounts (“SMAs”). The Adviser had explained that this attribute made it difficult to select an appropriate benchmark for the Fund. At the directors’ request, the Adviser provided information showing the weighting of the Fund in a current SMA and the overall performance of the SMA versus its stated benchmark. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees

The directors considered the advisory fee rate payable by the Fund to the Adviser (zero) and information provided by the 15(c) provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees payable by other funds.

The directors noted the unusual arrangements in the Advisory Agreement providing for no advisory fee but were cognizant that the Adviser would be indirectly compensated by the Sponsors for its services to the Fund. The directors reviewed the fee arrangements between the Adviser and each of the current Sponsors and noted that such fees were negotiated on an arm’s length basis and were within the range of fees paid by wrap fee sponsors to other advisers of similar funds. While the Adviser’s fee arrangements with the Sponsors vary, the directors acknowledged the Adviser’s view that a portion of such fees (less the expenses of the Fund

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paid by the Adviser) may reasonably be viewed as compensating the Adviser for advisory services it provides to the Fund (the “implied fee”) and that the Adviser believes that while the Sponsors pay the Adviser different fee rates, the rate of fee attributable to Fund management at the Fund level is the same for all Sponsors. The directors also considered the fee rate schedules used by other registered investment companies that invest in fixed income securities that are advised by the Adviser.

The Adviser informed the directors that there were no institutional products managed by it that utilize investment strategies similar to those of the Fund.

The directors did not consider comparative expense information for the Fund because the Fund does not bear ordinary expenses.

Economies of Scale

The directors did not consider the extent to which fee levels in the Advisory Agreement for the Fund reflect economies of scale because the Advisory Agreement does not provide for any compensation to be paid to the Adviser by the Fund and the Fund’s expense ratio is zero. They did note, however, that the fee payable to the Adviser by the current Sponsors declines at a breakpoint based on either individual account sizes or on total assets managed by the Adviser for the Sponsor.

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This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

Select US Equity Portfolio

Sustainable US Thematic Portfolio

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/GLOBAL EQUITY

CORE

Global Core Equity Portfolio

International Low Volatility Equity Portfolio1

Sustainable Global Thematic Fund

Sustainable International Thematic Fund

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

GROWTH

Concentrated International Growth Portfolio

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

Global Bond Fund

High Income Fund

Income Fund

Intermediate Duration Portfolio

Short Duration High Yield Portfolio1

Short Duration Income Portfolio

Short Duration Portfolio

Sustainable Thematic Credit Portfolio

Total Return Bond Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

MULTI-ASSET

All Market Total Return Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Sustainable Thematic Balanced Portfolio

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

EXCHANGE-TRADED FUNDS

Disruptors ETF

High Yield ETF

Tax-Aware Short Duration Municipal ETF

Ultra Short Income ETF

US High Dividend ETF

US Large Cap Strategic Equities ETF

US Low Volatility Equity ETF

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1

Prior to July 5, 2023, International Low Volatility Equity Portfolio was named International Strategic Core Portfolio and Short Duration High Yield Portfolio was named Limited Duration High Income Portfolio.

abfunds.com	AB TAX-AWARE REAL RETURN INCOME SHARES | 45

NOTES

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NOTES

abfunds.com	AB TAX-AWARE REAL RETURN INCOME SHARES | 47

NOTES

48 | AB TAX-AWARE REAL RETURN INCOME SHARES	abfunds.com

AB TAX-AWARE REAL RETURN INCOME SHARES

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

TARRIS-0152-1023

ITEM 2. CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 13. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12(b)(1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12(b)(2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12(c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AB Corporate Shares

By:	/s/ Onur Erzan
Onur Erzan
President

Date:	December 26, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Onur Erzan
Onur Erzan
President

Date:	December 26, 2023

By:	/s/ Stephen M. Woetzel
Stephen M. Woetzel
Treasurer and Chief Financial Officer

Date:	December 26, 2023